AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON MAY 31, 2013

                                                              File No. 033-50718
                                                              File No. 811-07102

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 150                     /X/
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 152                             /X/

                       THE ADVISORS' INNER CIRCLE FUND II
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

                               101 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110
                          ---------------------------
               (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, including Area Code (800) 932-7781
                                                          --------------

                                Michael Beattie
                              c/o SEI Investments
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                            ------------------------
                    (Name and Address of Agent for Service)

                                   Copies to:

Timothy W. Levin, Esquire                          Dianne M. Descoteaux, Esquire
Morgan, Lewis & Bockius LLP                        c/o SEI Investments
1701 Market Street                                 One Freedom Valley Drive
Philadelphia, Pennsylvania 19103                   Oaks, Pennsylvania 19456

    It is proposed that this filing become effective (check appropriate box)

--------------------------------------------------------------------------------
          /X/   Immediately upon filing pursuant to paragraph (b)
          / /    On [date] pursuant to paragraph (b)
          / /    60 days after filing pursuant to paragraph (a)(1)
          / /    75 days after filing pursuant to paragraph (a)(2)
          / /    On [date] pursuant to paragraph (a) of Rule 485
--------------------------------------------------------------------------------

                        HANCOCK HORIZON FAMILY OF FUNDS

                                   PROSPECTUS

                                  MAY 31, 2013


                                 CORE BOND FUND
                          (Institutional Class: HHBTX)
                                (Class A: HHBAX)
                                (Class C: HHBCX)

                         LOUISIANA TAX-FREE INCOME FUND
                          (Institutional Class: HHLTX)
                                (Class A: HHLAX)
                                (Class C: HHLCX)

                        MISSISSIPPI TAX-FREE INCOME FUND
                          (Institutional Class: HHMTX)
                                (Class A: HIMAX)
                                (Class C: HAMCX)

                            DIVERSIFIED INCOME FUND
                          (Institutional Class: HHIIX)
                                (Class A: HHIAX)
                                (Class C: HHICX)


                                   VALUE FUND
                          (Institutional Class: HHGTX)
                                (Class A: HHGAX)
                                (Class C: HHGCX)

                                  GROWTH FUND
                          (Institutional Class: HHRTX)
                                (Class A: HHRAX)
                                (Class C: HHRCX)

                          QUANTITATIVE LONG/SHORT FUND
                          (Institutional Class: HHQTX)
                                (Class A: HHQAX)
                                (Class C: HHQCX)


                           BURKENROAD SMALL CAP FUND
                                (Class A: HHBUX)


                         DIVERSIFIED INTERNATIONAL FUND
                          (Institutional Class: HHDTX)
                                (Class A: HHDAX)
                                (Class C: HHDCX)


                INSTITUTIONAL CLASS, CLASS A AND CLASS C SHARES


                                   ADVISED BY
                                HORIZON ADVISERS
                  (AN UNINCORPORATED DIVISION OF HANCOCK BANK)

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THIS PROSPECTUS DOES NOT OFFER FOR SALE AND IS NOT A SOLICITATION OF OFFERS TO
     PURCHASE SHARES OF CERTAIN FUNDS DESCRIBED HEREIN IN THOSE STATES AND JURISDICTIONS WHERE THE FUNDS ARE NOT REGISTERED AND/OR QUALIFIED FOR SALE. THE
               FUNDS MAY NOT BE AVAILABLE FOR SALE IN ALL STATES.

                       THE ADVISORS' INNER CIRCLE FUND II

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


                                                                 PAGE

CORE BOND FUND
     INVESTMENT OBJECTIVE ......................................   1
     FUND FEES AND EXPENSES ....................................   1
     PRINCIPAL INVESTMENT STRATEGY .............................   2
     PRINCIPAL RISKS ...........................................   3
     PERFORMANCE INFORMATION ...................................   4
     INVESTMENT ADVISER ........................................   5
     PORTFOLIO MANAGERS ........................................   5
     TAX INFORMATION ...........................................   5
LOUISIANA TAX-FREE INCOME FUND
     INVESTMENT OBJECTIVE ......................................   6
     FUND FEES AND EXPENSES ....................................   6
     PRINCIPAL INVESTMENT STRATEGY .............................   7
     PRINCIPAL RISKS ...........................................   8
     PERFORMANCE INFORMATION ...................................  10
     INVESTMENT ADVISER ........................................  11
     PORTFOLIO MANAGER .........................................  11
     TAX INFORMATION ...........................................  11
MISSISSIPPI TAX-FREE INCOME FUND
     INVESTMENT OBJECTIVE ......................................  12
     FUND FEES AND EXPENSES ....................................  12
     PRINCIPAL INVESTMENT STRATEGY .............................  13
     PRINCIPAL RISKS ...........................................  14
     PERFORMANCE INFORMATION ...................................  16
     INVESTMENT ADVISER ........................................  17
     PORTFOLIO MANAGER .........................................  17
     TAX INFORMATION ...........................................  17
DIVERSIFIED INCOME FUND
     INVESTMENT OBJECTIVE ......................................  18
     FUND FEES AND EXPENSES ....................................  18
     PRINCIPAL INVESTMENT STRATEGY .............................  19
     PRINCIPAL RISKS ...........................................  20
     PERFORMANCE INFORMATION ...................................  23
     INVESTMENT ADVISER ........................................  23
     PORTFOLIO MANAGERS ........................................  24
     TAX INFORMATION ...........................................  24
VALUE FUND
     INVESTMENT OBJECTIVE ......................................  25
     FUND FEES AND EXPENSES ....................................  25
     PRINCIPAL INVESTMENT STRATEGY .............................  26
     PRINCIPAL RISKS ...........................................  26
     PERFORMANCE INFORMATION ...................................  27
     INVESTMENT ADVISER ........................................  28

     PORTFOLIO MANAGERS ........................................  28
     TAX INFORMATION ...........................................  28
GROWTH FUND
     INVESTMENT OBJECTIVE ......................................  29
     FUND FEES AND EXPENSES ....................................  29
     PRINCIPAL INVESTMENT STRATEGY .............................  30
     PRINCIPAL RISKS ...........................................  30
     PERFORMANCE INFORMATION ...................................  31
     INVESTMENT ADVISER ........................................  32
     PORTFOLIO MANAGERS ........................................  32
     TAX INFORMATION ...........................................  32
QUANTITATIVE LONG/SHORT FUND
     INVESTMENT OBJECTIVE ......................................  33
     FUND FEES AND EXPENSES ....................................  33
     PRINCIPAL INVESTMENT STRATEGY .............................  34
     PRINCIPAL RISKS ...........................................  35
     PERFORMANCE INFORMATION ...................................  37
     INVESTMENT ADVISER ........................................  38
     PORTFOLIO MANAGERS ........................................  38
     TAX INFORMATION ...........................................  38
BURKENROAD SMALL CAP FUND
     INVESTMENT OBJECTIVE ......................................  39
     FUND FEES AND EXPENSES ....................................  39
     PRINCIPAL INVESTMENT STRATEGY .............................  40
     PRINCIPAL RISKS ...........................................  41
     PERFORMANCE INFORMATION ...................................  41
     INVESTMENT ADVISER ........................................  42
     PORTFOLIO MANAGERS ........................................  42
     TAX INFORMATION ...........................................  43
DIVERSIFIED INTERNATIONAL FUND
     INVESTMENT OBJECTIVE ......................................  44
     FUND FEES AND EXPENSES ....................................  44
     PRINCIPAL INVESTMENT STRATEGY .............................  45
     PRINCIPAL RISKS ...........................................  46
     PERFORMANCE INFORMATION ...................................  47
     INVESTMENT ADVISER ........................................  48
     PORTFOLIO MANAGER .........................................  48
     TAX INFORMATION ...........................................  48
SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES
     AND FINANCIAL INTERMEDIARY COMPENSATION ...................  49
MORE INFORMATION ABOUT RISK ....................................  49
MORE INFORMATION ABOUT FUND INVESTMENTS ........................  53
INFORMATION ABOUT PORTFOLIO HOLDINGS ...........................  54
INVESTMENT ADVISER .............................................  54
INVESTMENT SUB-ADVISER .........................................  56
PORTFOLIO MANAGERS .............................................  56
RELATED PERFORMANCE DATA OF THE SUB-ADVISER ....................  58
PURCHASING, SELLING AND EXCHANGING FUND SHARES .................  61
SALES CHARGES ..................................................  66

DISTRIBUTION OF FUND SHARES ....................................  69
OTHER POLICIES .................................................  70
SHAREHOLDER SERVICING ARRANGEMENTS .............................  72
PAYMENTS TO FINANCIAL INTERMEDIARIES ...........................  73
DIVIDENDS AND DISTRIBUTIONS ....................................  73
TAXES ..........................................................  74
FINANCIAL HIGHLIGHTS ...........................................  76
HOW TO OBTAIN MORE INFORMATION ABOUT THE
     HANCOCK HORIZON FAMILY OF FUNDS ...........................  Back Cover

CORE BOND FUND

INVESTMENT OBJECTIVE

The Core Bond Fund (the "Fund") seeks total return through current income and capital appreciation, consistent with the preservation of capital.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Hancock Horizon Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 66 of the prospectus.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                                   INSTITUTIONAL CLASS
                                                        SHARES              CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)         None                     4.00%               None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                  None                     0.75%(1)            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and Other Distributions
 (as a percentage of offering price)                    None                     None                None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
  redeemed, if applicable)                              None                     None                None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                            None                     None                None
------------------------------------------------------------------------------------------------------------------------------------


(1) Contingent deferred sales charge (CDSC) on certain investments of $1,000,000 or more redeemed within 18 months of purchase.



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                                    INSTITUTIONAL CLASS
                                                         SHARES              CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                          0.60%                    0.60%               0.60%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                None                     None                0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees                          None                     0.25%               0.25%
------------------------------------------------------------------------------------------------------------------------------------
     Other Operating Expenses                            0.20%                    0.20%               0.20%
                                                         -----                    -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                     0.20%                    0.45%               0.45%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                          0.04%                    0.04%               0.04%
                                                         -----                    -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                  0.84%                    1.09%               1.84%
------------------------------------------------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                      (0.05)%                  (0.05)%             (0.05)%
                                                        -------                  -------             -------
Reimbursements
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee           0.79%                    1.04%               1.79%
Reductions and/or Expense Reimbursements(1,2)
------------------------------------------------------------------------------------------------------------------------------------


     (1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial

     Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Horizon Advisers (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, Acquired Fund Fees and Expenses, brokerage commissions and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.75%, 1.00% and 1.75% of the Fund's average daily net assets of the Institutional Class, Class A and Class C Shares, respectively, until May 31, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety
     (90) days' prior written notice to the Trust, effective as of the close of business on May 31, 2014.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES       $81         $263         $461         $1,033
--------------------------------------------------------------------------------
CLASS A SHARES                   $502        $728         $972         $1,671
--------------------------------------------------------------------------------
CLASS C SHARES                   $182        $574         $991         $2,154
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in: (i) fixed income obligations issued by the U.S. Treasury and U.S. government agencies; (ii) mortgage-backed securities; and (iii) investment grade U.S. corporate debt. This investment policy can be changed by the Fund upon 60 days' prior notice to shareholders. As an alternative to directly investing in securities in these asset classes, the Fund may also invest in other investment companies, including mutual funds, closed-end funds and exchange-traded funds ("ETFs") to gain exposure to fixed-income markets. The Fund's fixed income investments are primarily of investment grade (rated in one of the four highest rating categories by at least one rating agency), but may at times include securities rated below investment grade (high yield or "junk" bonds). In selecting investments for the Fund, Horizon Advisers (the "Adviser") analyzes current market conditions and anticipated changes in bond prices to attempt to invest more of the Fund's assets in the type of security the Adviser expects to offer the best balance between income, the potential for appreciation and stability of principal. The Adviser actively manages the maturity of the Fund and, under normal circumstances, the Fund's dollar-weighted average maturity will be between five and fifteen years. The Adviser may vary this average maturity in anticipation of a change in the interest rate environment. There is no restriction on the maturity of a single security. Securities will be considered for sale: in the event of or in anticipation of a credit downgrade; in order to change the average weighted maturity of the Fund; to reallocate the Fund's investments among the above types of fixed income securities; or to realize an aberration in a security's market valuation.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore difficult to calculate how they will respond to changes in interest rates. The Fund may have to re-invest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent the Fund invests in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

The Fund is also subject to the risk that its investment approach, which focuses on U.S. government and corporate fixed income securities, may perform differently from other mutual funds which focus on different fixed income market segments or other asset classes.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Institutional Class Shares of the Fund by showing changes in the Fund's Institutional Class Shares' performance from year to year and by showing how the Fund's Institutional Class Shares' average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.


                              ------------------
                              2003         2.80%
                              ------------------
                              2004         2.05%
                              ------------------
                              2005         1.16%
                              ------------------
                              2006         4.16%
                              ------------------
                              2007         6.42%
                              ------------------
                              2008         4.52%
                              ------------------
                              2009         7.24%
                              ------------------
                              2010         5.14%
                              ------------------
                              2011         6.69%
                              ------------------
                              2012         4.71%
                              ------------------


                         -------------------------------
                         BEST QUARTER      WORST QUARTER
                         -------------------------------
                            4.85%             (1.73)%
                         -------------------------------
                         (12/31/08)         (06/30/04)
                         -------------------------------


The performance information shown above is based on a calendar year. The Fund's performance from 1/1/13 to 3/31/13 was 0.35%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Class Shares. After-tax returns for other classes will vary.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        SINCE INCEPTION
CORE BOND FUND                                                    1 YEAR      5 YEARS      10 YEARS      (MAY 31, 2000)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
------------------------------------------------------------------------------------------------------------------------------------
     Institutional Class Shares                                    4.71%       5.65%        4.47%              5.36%
------------------------------------------------------------------------------------------------------------------------------------
     Class A Shares (reflects a Maximum Sales Charge of 4.00%)     0.37%       4.54%        3.79%              4.75%
------------------------------------------------------------------------------------------------------------------------------------
     Class C Shares                                                3.75%       4.61%        3.46%              4.36%
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
     Institutional Class Shares                                    3.80%       4.29%        3.09%              3.76%
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF
FUND SHARES
------------------------------------------------------------------------------------------------------------------------------------
     Institutional Class Shares                                     3.05%       4.05%        3.01%              3.64%
------------------------------------------------------------------------------------------------------------------------------------
BARCLAYS INTERMEDIATE U.S. AGGREGATE INDEX                          3.56%       5.39%        4.80%              5.97%
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)
------------------------------------------------------------------------------------------------------------------------------------
LIPPER[R] CORPORATE A-RATED DEBT FUND OBJECTIVE                     7.11%       6.31%        5.33%              5.81%
------------------------------------------------------------------------------------------------------------------------------------



INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGERS

John Portwood, CFA, Director of Trust Investments and Chief Investment Strategist, joined the Adviser in 1998 and has served on the portfolio team for the Fund since inception.

Jeffery Tanguis, Director of Fixed Income, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 49 OF THE PROSPECTUS.

LOUISIANA TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE

The Louisiana Tax-Free Income Fund (the "Fund") seeks current income exempt from both federal income tax and Louisiana personal income tax.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Hancock Horizon Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 66 of the prospectus.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                                            INSTITUTIONAL CLASS SHARES      CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as
  a percentage of offering price)                                      None                      4.00%              None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                 None                      0.75%(1)           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions
  (as a percentage of offering price)                                  None                      None               None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if
  applicable)                                                          None                      None               None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                           None                      None               None
------------------------------------------------------------------------------------------------------------------------------------

(1) Contingent deferred sales charge (CDSC) on certain investments of $1,000,000 or more redeemed within 18 months of purchase.



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                                     INSTITUTIONAL CLASS      CLASS A SHARES      CLASS C SHARES
                                                            SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                             0.60%                0.60%               0.60%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   None                 None                0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees                             None                 0.25%               0.25%
------------------------------------------------------------------------------------------------------------------------------------
     Other Operating Expenses                               0.52%                0.52%               0.52%
                                                            -----                -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.52%                0.77%               0.77%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                             0.01%                0.01%               0.01%
                                                            -----                -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                     1.13%                1.38%               2.13%
------------------------------------------------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                         (0.37)%              (0.37)%             (0.37)%
Reimbursements                                             -------              -------             -------
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After                  0.76%                1.01%               1.76%
Fee Reductions and/or Expense
Reimbursements(1,2)
------------------------------------------------------------------------------------------------------------------------------------

(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Horizon Advisers (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, Acquired Fund Fees and Expenses, brokerage commissions and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.75%, 1.00% and 1.75% of the Fund's average daily net assets of the Institutional Class, Class A Shares and Class C Shares, respectively, until May 31, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety
     (90) days' prior written notice to the Trust, effective as of the close of business on May 31, 2014.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES       $78         $322         $586         $1,342
--------------------------------------------------------------------------------
CLASS A SHARES                   $499        $784         $1,091       $1,960
--------------------------------------------------------------------------------
CLASS C SHARES                   $179        $631         $1,110       $2,433
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 1% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from federal and Louisiana income tax. This investment policy may not be changed without shareholder approval. While the Fund intends to invest primarily in municipal bonds of Louisiana issuers, securities of issuers located outside of Louisiana that are exempt from both federal and Louisiana income tax are included for purposes of the 80% test. The Fund may invest up to 35% of its total assets in municipal securities issued by U.S. territories.

The types of municipal securities that the Fund may invest in include, without limitation, state and local general obligation bonds (bonds whose payments are typically backed by the taxing power of the municipal issuer) and revenue bonds (bonds whose payments are backed by revenue from a particular source). The Fund may also invest in other municipal securities including, without limitation, industrial development bonds, bond anticipation notes, tax anticipation notes, municipal lease obligations, certificates of participation and tax exempt commercial paper. In addition, the Fund may invest in securities of investment companies, including exchange-traded funds ("ETFs"), pending direct investment in municipal securities. The Fund intends to invest in investment grade municipal bonds (rated in one of the four highest rating categories by at least one rating agency), but also may invest up to 15% of its net assets in municipal bonds rated below investment grade (high yield or "junk" bonds). Although the Fund intends to invest substantially all of its assets in tax-free securities, the Fund may invest up to 20% of its net assets in securities that pay interest subject to the federal alternative minimum tax and in securities that pay taxable interest. The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. The Fund, however, will satisfy the asset diversification tests to be treated as a regulated investment company.

In selecting investments for the Fund, Horizon Advisers (the "Adviser") employs a value-oriented strategy to identify higher yielding bonds that offer a greater potential for above average returns. When making investment decisions, the Adviser seeks to leverage its knowledge of Louisiana issues and issuers to gain a competitive advantage in the selection of undervalued bonds. Although the Adviser intends to invest Fund assets across a variety of municipal securities, the Fund may have significant positions in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities). The Adviser may sell a bond it deems to have deteriorating credit quality or limited upside potential as compared to other investments.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Because the Fund primarily purchases municipal bonds, the Fund is more susceptible to adverse economic, political or regulatory changes that may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

The Fund's concentration of investments in securities of issuers located in Louisiana subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Louisiana obligations than a mutual fund that does not have as great a concentration in Louisiana. As with Louisiana municipal securities, events in any of the U.S. territories where the Fund is invested may affect the Fund's investments and its performance.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, higher education, housing industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or non-compliant conduct of bond issuers. A portion of the Fund's income may be taxable to shareholders subject to the federal alternative minimum tax.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Interest rate risk is generally for fixed income securities with longer maturities or duration.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

High yield, or "junk" bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Market developments and the financial conditions of the issuer of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

To the extent the Fund invests in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

Because the Fund is non-diversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Institutional Class Shares of the Fund by showing how the Fund's Institutional Class Shares' average annual returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.

Class C Shares first became available on May 31, 2013. Because the Class C Shares do not have a full calendar year of performance, performance results have not been provided. Class C Shares would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Class C Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class C Shares would be lower than those of the Institutional Class Shares.

TOTAL RETURNS BY CALENDAR YEAR

                              -------------------
                              2012          8.10%
                              -------------------

                         --------------------------------
                         BEST QUARTER       WORST QUARTER
                         --------------------------------
                            3.21%              0.53%
                         --------------------------------
                         (09/30/2012)       (12/31/2012)
                         --------------------------------

The performance information shown above is based on a calendar year. The Fund's performance from 1/1/13 to 3/31/13 was (0.70)%.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Class Shares. After-tax returns for other classes will vary.

--------------------------------------------------------------------------------------------------------
                                                                                     SINCE INCEPTION
LOUISIANA TAX-FREE INCOME FUND                                      1 YEAR           (02/01/2011)(*)
--------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
--------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                        8.10%                 11.52%
--------------------------------------------------------------------------------------------------------
  Class A Shares (reflects a Maximum Sales Charge of 4.00%)         3.47%                  8.87%
--------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                        8.08%                 11.50%
--------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES
--------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                        6.47%                 10.37%
--------------------------------------------------------------------------------------------------------
BARCLAYS MUNICIPAL BOND INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                                  6.78%                  9.05%
--------------------------------------------------------------------------------------------------------
LIPPER[R] OTHER STATES MUNICIPAL FUNDS CLASSIFICATION               6.52%                  8.50%
--------------------------------------------------------------------------------------------------------

*   Index returns shown from February 28, 2011.

INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGER

Jeffery Tanguis, Director of Fixed Income, joined the Adviser in 2005 and has managed the Fund since its inception.

TAX INFORMATION


The Fund intends to distribute income that is exempt from regular federal income tax and the state taxes specified in the Fund's investment objective, however, Fund distributions may be subject to capital gains tax. A portion of the Fund's distributions may be subject to federal and/or state income taxes or to the federal alternative minimum tax.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 49 OF THE PROSPECTUS.

MISSISSIPPI TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE

The Mississippi Tax-Free Income Fund (the "Fund") seeks current income exempt from both federal income tax and Mississippi personal income tax.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Hancock Horizon Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 66 of the prospectus.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                                                 INSTITUTIONAL CLASS
                                                                      SHARES                   CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                 None                          4.00%               None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                None                          0.75%(1)            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions (as a percentage of
  offering price)                                                     None                          None                None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if
  applicable)                                                         None                          None                None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                          None                          None                None
------------------------------------------------------------------------------------------------------------------------------------

(1) Contingent deferred sales charge (CDSC) on certain investments of $1,000,000 or more redeemed within 18 months of purchase.



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                                  INSTITUTIONAL CLASS SHARES      CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                             0.60%                      0.60%               0.60%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   None                       None                0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees                             None                       0.25%               0.25%
------------------------------------------------------------------------------------------------------------------------------------
     Other Operating Expenses                               0.31%                      0.31%               0.31%
                                                            -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.31%                      0.56%               0.56%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                             0.01%                      0.01%               0.01%
                                                            -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                     0.92%                      1.17%               1.92%
------------------------------------------------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                         (0.16)%                    (0.16)%             (0.16)%
Reimbursements                                             -------                    -------             -------
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.76%                      1.01%               1.76%
After Fee Reductions and/or Expense
Reimbursements(1,2)
------------------------------------------------------------------------------------------------------------------------------------

(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial

     Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Horizon Advisers (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, Acquired Fund Fees and Expenses, brokerage commissions and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.75%, 1.00% and 1.75% of the Fund's average daily net assets of the Institutional Class, Class A and Class C Shares, respectively, until May 31, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety
     (90) days' prior written notice to the Trust, effective as of the close of business on May 31, 2014.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES       $78         $277         $494         $1,117
CLASS A SHARES                   $499        $742         $1,003       $1,750
CLASS C SHARES                   $179        $588         $1,022       $2,230
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from federal and Mississippi income tax. This investment policy may not be changed without shareholder approval. While the Fund intends to invest primarily in municipal bonds of Mississippi issuers, securities of issuers located outside of Mississippi that are exempt from both federal and Mississippi income tax are included for purposes of the 80% test. The Fund may also invest up to 35% of its total assets in municipal securities issued by U.S. territories.

The types of municipal securities that the Fund may invest in include, without limitation, state and local general obligation bonds (bonds whose payments are typically backed by the taxing power of the municipal issuer) and revenue bonds (bonds whose payments are backed by revenue from a particular source). The Fund may also invest in other municipal securities including, without limitation, industrial development bonds, bond anticipation notes, tax anticipation notes, municipal lease obligations, certificates of participation and tax exempt commercial paper. In addition, the Fund may invest in securities of investment companies, including exchange-traded funds ("ETFs"), pending direct investment in municipal securities. The Fund intends to invest in investment grade municipal bonds (rated in one of the four highest rating categories by at least one rating agency), but also may invest up to 15% of its net assets in municipal bonds rated below investment grade (high yield or "junk" bonds). Although the Fund intends to invest substantially all of its assets in tax-free securities, the Fund may invest up to 20% of its net assets in securities that pay interest subject to the federal alternative minimum tax and in securities that pay taxable interest. The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. The Fund, however, will satisfy the asset diversification tests to be treated as a regulated investment company.

In selecting investments for the Fund, Horizon Advisers (the "Adviser") employs a value-oriented strategy to identify higher yielding bonds that offer a greater potential for above average returns. When making investment decisions, the Adviser seeks to leverage its knowledge of Mississippi issues and issuers to gain a competitive advantage in the selection of undervalued bonds. Although the Adviser intends to invest Fund assets across a variety of municipal securities, the Fund may have significant positions in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities). The Adviser may sell a bond it deems to have deteriorating credit quality or limited upside potential as compared to other investments.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Because the Fund primarily purchases municipal bonds, the Fund is more susceptible to adverse economic, political or regulatory changes that may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

The Fund's concentration of investments in securities of issuers located in Mississippi subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Mississippi obligations than a mutual fund that does not have as great a concentration in Mississippi. As with Mississippi municipal securities, events in any of the U.S. territories where the Fund is invested may affect the Fund's investments and its performance.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, higher education, housing industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or non-compliant conduct of bond issuers. A portion of the Fund's income may be taxable to shareholders subject to the federal alternative minimum tax.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Interest rate risk is generally for fixed income securities with longer maturities or duration.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

High yield, or "junk" bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Market developments and the financial conditions of the issuer of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

To the extent the Fund invests in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

Because the Fund is non-diversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Institutional Class Shares of the Fund by showing how the Fund's Institutional Class Shares' average annual returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.

Class C Shares first became available on May 31, 2013. Because the Class C Shares do not have a full calendar year of performance, performance results have not been provided. Class C Shares would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Class C Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class C Shares would be lower than those of the Institutional Class Shares.

TOTAL RETURNS BY CALENDAR YEAR


                         ----------------------
                         2012             7.68%
                         ----------------------

                    ----------------------------------
                    BEST QUARTER         WORST QUARTER
                    ----------------------------------
                       2.87%                0.26%
                    ----------------------------------
                    (09/30/2012)         (12/31/2012)
                    ----------------------------------


The performance information shown above is based on a calendar year. The Fund's performance from 1/1/13 to 3/31/13 was (0.22)%.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Class Shares. After-tax returns for other classes will vary.

-------------------------------------------------------------------------------------------------------------
                                                                                          SINCE INCEPTION
MISSISSIPPI TAX-FREE INCOME FUND                                         1 YEAR           (02/01/2011)*
-------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
-------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                             7.68%                 10.97%
-------------------------------------------------------------------------------------------------------------
  Class A Shares (reflects a Maximum Sales Charge of 4.00%)              3.11%                  8.36%
-------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                             7.60%                 10.91%
-------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES
-------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                             6.21%                  9.87%
-------------------------------------------------------------------------------------------------------------
BARCLAYS MUNICIPAL BOND INDEX (REFLECTS NO DEDUCTION FOR                 6.78%                  9.05%
FEES, EXPENSES OR TAXES)
-------------------------------------------------------------------------------------------------------------
LIPPER[R] OTHER STATES MUNICIPAL FUNDS CLASSIFICATION                    6.52%                  8.50%
-------------------------------------------------------------------------------------------------------------


*      Index returns shown from February 28, 2011.



INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGER

Jeffery Tanguis, Director of Fixed Income, joined the Adviser in 2005 and has managed the Fund since its inception.

TAX INFORMATION

The Fund intends to distribute income that is exempt from regular federal income tax and the state taxes specified in the Fund's investment objective, however, Fund distributions may be subject to capital gains tax. A portion of the Fund's distributions may be subject to federal and/or state income taxes or to the federal alternative minimum tax.


FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 49 OF THE PROSPECTUS.

DIVERSIFIED INCOME FUND

INVESTMENT OBJECTIVE

The Diversified Income Fund (the "Fund") seeks to maximize current income, with a secondary goal of long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Hancock Horizon Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 66 of this prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------------------------------------------------
                                                        INSTITUTIONAL CLASS
                                                             SHARES              CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)              None                   4.25%               None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                       None                   0.75%(1)            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and Other Distributions
  (as a percentage of offering price)                        None                   None                None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
  redeemed, if applicable)                                   None                   None                None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                 None                   None                None
------------------------------------------------------------------------------------------------------------------------------------

(1) Contingent deferred sales charge (CDSC) on certain investments of $1,000,000 or more redeemed within 18 months of purchase.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INSTITUTIONAL CLASS SHARES      CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                    0.70%                      0.70%               0.70%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                          None                       None                0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees                                    None                       0.25%               0.25%
------------------------------------------------------------------------------------------------------------------------------------
     Other Operating Expenses(1)                                   2.06%                      3.61%               3.68%
                                                                   -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses(1)                                            2.06%                      3.86%               3.93%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(1)                                 0.18%                      0.18%               0.18%
                                                                   -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                            2.94%                      4.74%               5.56%
------------------------------------------------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                                (1.86)%                    (3.41)%             (3.48)%
Reimbursements                                                     ------                     ------              ------
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                     1.08%                      1.33%               2.08%
Reductions and/or Expense Reimbursements(2,3)
------------------------------------------------------------------------------------------------------------------------------------

(1) "Other Operating Expenses," "Total Other Expenses," and "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.

(2) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(3) Horizon Advisers (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, Acquired Fund Fees and Expenses, brokerage commissions and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.90%, 1.15% and 1.90% of the Fund's average daily net assets of the Institutional Class, Class A and Class C Shares, respectively, until May 31, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety
     (90) days' prior written notice to the Trust, effective as of the close of business on May 31, 2014.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES       $110        $734         $1,383       $3,128
--------------------------------------------------------------------------------
CLASS A SHARES                   $555        $1,498       $2,447       $4,839
--------------------------------------------------------------------------------
CLASS C SHARES                   $211        $1,349       $2,474       $5,233
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund's performance. During the period from September 26, 2012 (commencement of Fund operations) to January 31, 2013, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maximize current income and, secondarily, achieve long-term capital appreciation, by investing in a broad range of income-producing securities, including, but not limited to, common and preferred stocks, corporate bonds, government securities, municipal bonds, real estate investment trusts ("REITs"), master limited partnerships ("MLPs") and mortgage-backed and asset-backed securities.

For the equity portion of the Fund's portfolio, the Fund may invest in common and preferred stock. In addition to stocks, MLPs and REITs, the Fund may also invest in convertible securities and American Depositary Receipts ("ADRs"), which are certificates typically issued by a bank or trust company that represent securities issued by a foreign or domestic company. The Fund may invest in securities of companies of any market capitalization. The Adviser may, from time to time, focus the Fund's investments on dividend-paying equity securities.

For the fixed income portion of the Fund's portfolio, the Fund may invest in debt instruments of any maturity or credit quality, including instruments rated below investment grade ("high yield" or "junk" bonds). There is no limit on the amount of Fund assets that may be invested in high yield bonds. The Fund may invest in government securities, including securities issued by U.S. government-sponsored entities, U.S. agencies and instrumentalities, foreign governments and supranational entities, and municipal bonds. In addition, the Fund may invest in asset-backed securities, including residential and commercial mortgage-backed securities. The Adviser may, from time to time, focus the Fund's investments on corporate debt.

Securities in the Fund's portfolio may be issued by domestic or foreign public or private entities, and may include securities of emerging markets issuers. The Fund may invest up to 20% of its assets in securities of emerging markets issuers. The Fund may also invest in exchange-traded funds ("ETFs"), mutual funds and closed-end funds in seeking to achieve its investment objective.

The Adviser allocates the Fund's assets among asset classes based on, among other things, its evaluation of market conditions, asset class and/or security values, correlation among asset classes, and the level of income production of a particular asset class or security. Allocations may vary from time to time. There is no limit on how or the percentage of Fund assets the Adviser may allocate to different asset classes.

In selecting investments for the Fund, the Adviser considers the level of income that an investment can provide to achieve the Fund's objective. In addition, a potential investment will be evaluated in terms of its level of risk, its relative value to similar types of investments, and its correlation to other assets within the Fund's portfolio.

The Adviser may sell a security if its relative contribution to the Fund's portfolio has diminished compared to other investment alternatives or if its risk has increased relative to other investment alternatives.

PRINCIPAL RISKS

AS WITH ALL MUTUAL FUNDS, A SHAREHOLDER IS SUBJECT TO THE RISK THAT AN INVESTMENT IN THE FUND COULD LOSE MONEY. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. THE PRINCIPAL RISK FACTORS AFFECTING SHAREHOLDERS' INVESTMENTS IN THE FUND ARE SET FORTH BELOW.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The mid- and small-capitalization companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium- and small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment grade security is more likely to pay interest and repay principal than an issuer of a lower-rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore difficult to calculate how they will respond to changes in interest rates. The Fund may have to re-invest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because certain asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Moreover, the value of the collateral may be insufficient to cover the principal amount of the obligation. Other asset-backed securities do not have the benefit of a security interest in collateral at all.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

The Fund may invest in companies located or doing business in emerging market countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. Investments in emerging market securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging market securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: (i) declines in property values; (ii) increases in property taxes, operating expenses, rising interest rates or competition overbuilding;
(iii) zoning changes; and (iv) losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent the Fund invests in other investment companies, such as ETFs, closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

PERFORMANCE INFORMATION

The Fund commenced operations on September 26, 2012 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGERS

Greg Hodlewsky, CFA, Investment Director, joined the Adviser in 2011 and has served on the portfolio team for the Fund since inception.

John Portwood, CFA, Director of Trust Investments and Chief Investment Strategist, joined the Adviser in 1998 and has served on the portfolio team for the Fund since inception.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 49 OF THE PROSPECTUS.

VALUE FUND

INVESTMENT OBJECTIVE

The Value Fund (the "Fund") seeks long-term capital appreciation with a secondary goal of current income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Hancock Horizon Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 66 of the prospectus.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------------------------------------------------
                                                                 INSTITUTIONAL CLASS
                                                                      SHARES              CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                 None                     5.25%               None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                None                     None                None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions (as a percentage of
  offering price)                                                     None                     None                None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if
  applicable)                                                         None                     None                None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                          None                     None                None
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                               INSTITUTIONAL CLASS SHARES      CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                          0.80%                      0.80%               0.80%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                None                       None                0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees                          None                       0.25%               0.25%
------------------------------------------------------------------------------------------------------------------------------------
     Other Operating Expenses                            0.21%                      0.21%               0.21%
                                                         -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                     0.21%                      0.46%               0.46%
                                                         -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                     1.01%                      1.26%               2.01%
------------------------------------------------------------------------------------------------------------------------------------



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES       $103        $322         $558         $1,236
--------------------------------------------------------------------------------
CLASS A SHARES                   $647        $904         $1,180       $1,968
--------------------------------------------------------------------------------
CLASS C SHARES                   $204        $630         $1,083       $2,338
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY


The Fund seeks capital appreciation by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in U.S. common stocks. The Fund invests in "undervalued" companies with medium to large capitalizations (in excess of $2 billion) that the Adviser believes are of sound financial quality and are actively traded in the market. While capital appreciation is the primary purpose for investing in a company, the Fund will emphasize companies that pay current dividends. The Adviser employs a quantitative method of analysis in its investment decision making. These measurable quantitative factors include relative price to earnings ratio, cash flow, increasing growth measured by a company's profitability, earnings surprise, estimate revision, and book value of a company relative to its stock price. The Adviser also considers the sector weighting of peer funds in the Lipper(R) Multi-Cap Value Funds Classification. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated target price, there is a fundamental change in the company's prospects or better investment opportunities become available.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Institutional Class Shares of the Fund by showing changes in the Fund's Institutional Class Shares' performance from year to year and by showing how the Fund's Institutional Class Shares' average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.


                              --------------------
                              2003         27.98%
                              --------------------
                              2004         23.34%
                              --------------------
                              2005         11.42%
                              --------------------
                              2006         18.35%
                              --------------------
                              2007          9.29%
                              --------------------
                              2008        (34.49)%
                              --------------------
                              2009         12.40%
                              --------------------
                              2010         15.84%
                              --------------------
                              2011          0.89%
                              --------------------
                              2012         12.37%
                              --------------------


                         -------------------------------
                         BEST QUARTER      WORST QUARTER
                         -------------------------------
                           14.24%            (19.39)%
                         -------------------------------
                         (06/30/03)         (12/31/08)
                         -------------------------------


The performance information shown above is based on a calendar year. The Fund's performance from 1/1/13 to 3/31/13 was 12.19%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Class Shares. After-tax returns for other classes will vary.


Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SINCE INCEPTION
VALUE FUND                                                   1 YEAR      5 YEARS      10 YEARS      (MAY 31, 2000)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                 12.37%      (0.67)%      8.20%              6.55%
------------------------------------------------------------------------------------------------------------------------------------
  Class A Shares (reflects a Maximum Sales                    6.21%      (1.98)%      7.36%              5.83%
  Charge of 5.25%)
------------------------------------------------------------------------------------------------------------------------------------
  Class C Shares                                             11.23%      (1.65)%      7.15%              5.52%
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                 12.02%      (0.91)%      7.62%              6.04%
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                  8.03%      (0.64)%      7.20%              5.71%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX (REFLECTS NO DEDUCTION           17.51%       0.59%       7.38%              4.47%
FOR FEES, EXPENSES, OR TAXES)
------------------------------------------------------------------------------------------------------------------------------------
LIPPER(R) MULTI-CAP VALUE FUNDS CLASSIFICATION               15.48%       0.99%       7.19%              4.20%
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGERS


John Portwood, CFA, Director of Trust Investments and Chief Investment Strategist, joined the Adviser in 1998 and has managed the Fund since inception.

David Lundgren Jr., CFA, Director of Equities and Research, joined the Adviser in 1998 and has managed the Fund since inception.


TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 49 OF THE PROSPECTUS.

GROWTH FUND

INVESTMENT OBJECTIVE

The Growth Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Hancock Horizon Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 66 of the prospectus.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                    INSTITUTIONAL CLASS
                                                                         SHARES              CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                    None                     5.25%               None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                   None                     None                None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions (as a percentage of offering
  price)                                                                 None                     None                None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if
  applicable)                                                            None                     None                None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                             None                     None                None
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                               INSTITUTIONAL CLASS SHARES      CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                          0.80%                      0.80%               0.80%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                None                       None                0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees                          None                       0.25%               0.25%
------------------------------------------------------------------------------------------------------------------------------------
     Other Operating Expenses                            0.23%                      0.23%               0.23%
                                                         -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                     0.23%                      0.48%               0.48%
                                                         -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                     1.03%                      1.28%               2.03%
------------------------------------------------------------------------------------------------------------------------------------



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES       $105        $328         $569         $1,259
--------------------------------------------------------------------------------
CLASS A SHARES                   $649        $910         $1,190       $1,989
--------------------------------------------------------------------------------
CLASS C SHARES                   $206        $637         $1,093       $2,358
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY


The Fund seeks capital appreciation by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in U.S. common stocks.
 The Fund focuses on stocks of companies with medium to large market capitalizations (in excess of $2 billion) whose sales and earnings are expected to grow at an above average rate. The Adviser employs a quantitative method of analysis in its investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth measured by a company's return on equity, and relative price-to-earnings ratio and cash flow. The Adviser attempts to keep a sector weighting similar to that of the Fund's primary benchmark, the Russell 1000(R) Growth Index. The Adviser also considers the sector weighting of peer funds in the Lipper(R) Multi-Cap Growth Funds Classification. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated target price, there is a fundamental change in the company's prospects or better investment opportunities become available.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Institutional Class Shares of the Fund by showing changes in the Fund's Institutional Class Shares' performance from year to year and by showing how the Fund's Institutional Class Shares' average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.


                         --------------------
                         2003         35.56%
                         --------------------
                         2004         15.75%
                         --------------------
                         2005         14.16%
                         --------------------
                         2006          4.38%
                         --------------------
                         2007         10.60%
                         --------------------
                         2008        (42.48)%
                         --------------------
                         2009         23.01%
                         --------------------
                         2010         18.38%
                         --------------------
                         2011         (0.69)%
                         --------------------
                         2012         17.13%
                         --------------------

                    -------------------------------
                    BEST QUARTER      WORST QUARTER
                    -------------------------------
                      16.39%            (24.86)%
                    -------------------------------
                    (06/30/03)         (12/31/08)
                    -------------------------------

The performance information shown above is based on a calendar year. The Fund's performance from 1/1/13 to 3/31/13 was 8.65%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Class Shares. After-tax returns for other classes will vary.


Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     SINCE INCEPTION
GROWTH FUND                                                  1 YEAR      5 YEARS      10 YEARS      (JANUARY 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                 17.13%      (0.52)%        7.26%              3.15%
------------------------------------------------------------------------------------------------------------------------------------
  Class A Shares (reflects a Maximum Sales Charge of         10.72%      (1.83)%        6.42%              2.44%
  5.25%)
------------------------------------------------------------------------------------------------------------------------------------
  Class C Shares                                             15.92%      (1.50)%        6.21%              2.15%
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                 16.94%      (0.55)%        7.00%              2.94%
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF
FUND SHARES
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                 11.13%      (0.46)%        6.40%              2.72%
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH INDEX (REFLECTS NO DEDUCTION FOR      15.26%       3.12%         7.52%              0.87%
FEES, EXPENSES, OR TAXES)
------------------------------------------------------------------------------------------------------------------------------------
LIPPER(R) MULTI-CAP GROWTH FUNDS CLASSIFICATION              15.25%       0.94%         8.07%              0.27%
------------------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGERS

John Portwood, CFA, Director of Trust Investments and Chief Investment Strategist, joined the Adviser in 1998 and has served on the portfolio team for the Fund since inception.

David Lundgren Jr., CFA, Director of Equities and Research, joined the Adviser in 1998 and has served on the portfolio team for the Fund since inception.

Greg Hodlewsky, CFA, Investment Director, joined the Adviser in 2011 and has served on the portfolio team for the Fund since 2011.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 49 OF THE PROSPECTUS.

QUANTITATIVE LONG/SHORT FUND

INVESTMENT OBJECTIVE

The Quantitative Long/Short Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Hancock Horizon Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 66 of the prospectus.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------------------------------------------------
                                                                 INSTITUTIONAL CLASS
                                                                      SHARES              CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                 None                    5.25%               None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                None                    None                None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions (as a percentage of
  offering price)                                                     None                    None                None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if
  applicable)                                                         None                    None                None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                          None                    None                None
------------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                                       INSTITUTIONAL CLASS SHARES      CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees(1)                                               0.90%                      0.90%               0.90%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                        None                       None                0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------------------------------------------------
     Dividend and Interest Expenses on Securities
     Sold Short                                                  0.38%                      0.38%               0.38%
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees                                  None                       0.25%               0.25%
------------------------------------------------------------------------------------------------------------------------------------
     Other Operating Expenses                                    0.29%                      0.30%               0.32%
                                                                 -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                             0.67%                      0.93%               0.95%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                  0.01%                      0.01%               0.01%
                                                                 -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                          1.58%                      1.84%               2.61%
------------------------------------------------------------------------------------------------------------------------------------
Plus Management Fees Recovered                                   0.08%                      0.06%               0.09%
                                                                 -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses Plus                        1.66%                      1.90%               2.70%
Management Fees Recovered(2,3)
------------------------------------------------------------------------------------------------------------------------------------

     (1) The Management Fee paid to Horizon Advisers (the "Adviser") for providing services to the Fund consists of a basic annual fee rate of 1.20% of the Fund's average daily net assets and a performance incentive adjustment, resulting in a minimum fee of 0.80% if the Fund's Institutional Class Shares underperform the S&P Composite 1500 Index by 200 basis points or more on a rolling 12 month basis, and a maximum fee of 1.60% if the Fund's Institutional Class Shares outperform the S&P Composite 1500 Index by 200 basis points or more on a rolling 12-month basis. The amount of the performance adjustment will also be affected by changes in the size of the Quantitative Long/Short Fund over the rolling 12 month period. The performance adjustment is computed monthly based on the Fund's average daily net assets during the previous 12 months.

(2) The Total Annual Fund Operating Expenses in this fee table, both before and after management fees recovered, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(3) The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, Dividend and Interest Expenses on Securities Sold Short, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")), BEFORE GIVING EFFECT TO ANY PERFORMANCE INCENTIVE ADJUSTMENT, from exceeding 1.70%, 1.95%, and 2.70% of the Fund's average daily net assets of the Institutional Class, Class A and Class C Shares, respectively, until May 31, 2014 (the "Expense Limits"). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Expense Limits, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluding expenses) and, BEFORE GIVING EFFECT TO ANY PERFORMANCE INCENTIVE ADJUSTMENT, the Expense Limits to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 31, 2014.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES       $169        $523         $902         $1,965
--------------------------------------------------------------------------------
CLASS A SHARES                   $708        $1,091       $1,498       $2,630
--------------------------------------------------------------------------------
CLASS C SHARES                   $273        $838         $1,430       $3,032
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 107% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY

The Fund seeks long-term capital appreciation by taking long and short positions in equity securities of publicly-traded companies in the United States included in the S&P Composite 1500

Index. Using a quantitative model developed by the Adviser, the Fund buys stocks "long" that the Adviser believes are undervalued relative to their peers, and sells stocks "short" that the Adviser believes are overvalued relative to their peers.

The Fund typically maintains a net long exposure of approximately 60-115% and expects that, on average, 0-35% of the Fund's assets will be sold "short."
With a long position, the Fund purchases a security outright; with a short position, the Fund sells a security that it has borrowed. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security's price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. The Fund may reinvest the proceeds of its short sales by taking additional long positions, thus allowing the Fund to maintain long positions in excess of 100% of its net assets.

The Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, and swap agreements, as an alternative to selling a security short, to increase returns, or as part of a hedging strategy.

The Adviser employs a quantitative method of analysis in its investment decision making. The quantitative factors include a company's buybacks, financial strength, analyst earnings estimates, earnings quality and economic value added ("EVA"). The information provided by the quantitative screens is supplemented by fundamental and technical analysis. The Adviser continually monitors the Fund's portfolio and may sell or cover a short position of a security when it achieves a designated target price, there is a fundamental change in the company's prospects, or better investment opportunities become available.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that an investment in the Fund could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to short sales risk. Short sales are transactions in which the Fund sells a security it does not own. The Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales.

In addition, the Fund's investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the dividend that the Fund is obligated to pay is greater than the return earned by the Fund on investments, the performance of the Fund will be negatively impacted. Furthermore, the Fund may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.

Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

Because derivative instruments may be purchased by the Fund for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it.

The mid- and small-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium- and small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Institutional Class Shares of the Fund by showing changes in the Fund's Institutional Class Shares' performance from year to year and by showing how the Fund's Institutional Class Shares' average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perfom in the future. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.


                         -------------------
                         2009          7.00%
                         -------------------
                         2010         16.82%
                         -------------------
                         2011          1.93%
                         -------------------
                         2012          8.89%
                         -------------------

                    -------------------------------
                    BEST QUARTER      WORST QUARTER
                    -------------------------------
                     12.95%            (18.56)%
                    -------------------------------
                    (12/31/10)        (09/30/11)
                    -------------------------------


The performance information shown above is based on a calendar year. The Fund's performance from 1/1/13 to 3/31/13 was 11.47%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Class Shares. After-tax returns for other classes will vary.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                           SINCE INCEPTION
QUANTITATIVE LONG/SHORT FUND                                               1 YEAR        (SEPTEMBER 30, 2008)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                               8.89%                 2.50%
------------------------------------------------------------------------------------------------------------------------------------
  Class A Shares (reflects a Maximum Sales Charge of 5.25%)                2.87%                 0.95%
------------------------------------------------------------------------------------------------------------------------------------
  Class C Shares                                                           7.77%                 1.47%
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                               8.89%                 2.50%
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                               5.78%                 2.14%
------------------------------------------------------------------------------------------------------------------------------------
S&P COMPOSITE 1500 INDEX (REFLECTS NO DEDUCTION FOR FEES,                 16.17%                 7.49%
EXPENSES, OR TAXES)
------------------------------------------------------------------------------------------------------------------------------------
LIPPER(R) LONG/SHORT EQUITY FUNDS INDEX (REFLECTS NO DEDUCTION             6.36%                 2.36%
FOR TAXES)*
------------------------------------------------------------------------------------------------------------------------------------
LIPPER(R) LONG/SHORT EQUITY CLASSIFICATION*                                5.67%                 2.98%
------------------------------------------------------------------------------------------------------------------------------------


* The Fund has changed its benchmark from the Lipper(R) Long/Short Equity Classification to the Lipper(R) Long/Short Equity Funds Index because the Lipper(R) Long/Short Equity Funds Index is composed of funds that the Adviser believes are more comparable in size and style to the Fund.

INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGERS

John Portwood, CFA, Director of Trust Investments and Chief Investment Strategist, joined the Adviser in 1998 and has served on the portfolio team for the Fund since its inception.

Paula Chastain, Portfolio Manager, joined the Adviser in 1996 and has served on the portfolio team for the Fund since its inception.

Jacob Hartl, CFA, Portfolio Manager, joined the Adviser in 2008 and has served on the portfolio team for the Fund since its inception.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 49 OF THE PROSPECTUS.

BURKENROAD SMALL CAP FUND

INVESTMENT OBJECTIVE

The Burkenroad Small Cap Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Hancock Horizon Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 66 of the prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CLASS A SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                     5.25%
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                                None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
  (as a percentage of offering price)                                                                    None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)                                       None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                                             None
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


--------------------------------------------------------------------------------
                                                              CLASS A SHARES
--------------------------------------------------------------------------------
Management Fees                                                    0.95%
--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------
     Shareholder Servicing Fees                                    0.25%
--------------------------------------------------------------------------------
     Other Operating Expenses                                      0.22%
                                                                   -----
--------------------------------------------------------------------------------
Total Other Expenses                                               0.47%
                                                                   -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               1.42%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                                (0.02)%
Reimbursements                                                    -------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                     1.40%
Reductions and/or Expense Reimbursements(1)
--------------------------------------------------------------------------------

(1) Horizon Advisers (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.40% of the Fund's Class A Shares average daily net assets until May 31, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 31, 2014.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               ----------------------------------------------
               1 YEAR      3 YEARS      5 YEARS      10 YEARS
               ----------------------------------------------
                $660        $949         $1,259       $2,136
               ----------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY


Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of companies with small capitalizations located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small capitalization companies to be those with market capitalizations that fall within or below the current range of companies in either the Russell 2000 Index or the S&P Small Cap 600 Index, or below the three year average maximum market cap of companies in either Index as of January 31 of the three preceding years. As of January 31, 2013, the market capitalization ranges for the Russell 2000 Index and the S&P Small Cap 600 Index were approximately $33 million to $5.3 billion, and $89 million to $3.3 billion, respectively.

The Adviser intends to utilize Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and quantitative analysis in its investment decision making. Burkenroad Reports (the "Reports") is an educational program on investment research in which selected students at Tulane University's A.B. Freeman School of Business participate. The program is designed to teach the students how to produce objective investment research by studying publicly-held companies located in the Deep South. The Reports focus on companies that traditionally have not been followed by Wall Street analysts. The Reports are based on publicly available reports, company visits and meetings with top management.

The Adviser independently verifies the information contained within the Reports and considers, but does not rely exclusively on, the Reports in making investment decisions for the Fund. The Fund will regularly invest in companies other than those covered by the Reports, and may not own shares of all of the companies covered by the Reports. The Fund and Horizon Advisers are

NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name "Burkenroad" from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operations of the Fund.

In selecting securities, the Adviser primarily considers sales and expense trends, market position, historic and expected earnings and dividends. The Adviser will diversify the Fund's securities across industry sectors. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated price target, there is a fundamental change in the security's prospects or better investment opportunities become available. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows above the Fund's small capitalization range.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on small capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.

The Fund's concentration of investments in securities of companies located or doing business in Alabama, Louisiana, Mississippi, Florida, Georgia and Texas subjects the Fund to economic conditions and government policies within those states. As a result, the Fund will be more susceptible to factors that adversely affect companies located or doing business in those states than a mutual fund that does not have as great a concentration in those states.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Class A Shares' performance from year to year and by showing how the Fund's Class A Shares' average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class A Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.


                              --------------------
                              2003         34.89%
                              --------------------
                              2004         24.76%
                              --------------------
                              2005          6.51%
                              --------------------
                              2006         16.82%
                              --------------------
                              2007          2.97%
                              --------------------
                              2008        (24.97)%
                              --------------------
                              2009         31.97%
                              --------------------
                              2010         21.05%
                              --------------------
                              2011          6.63%
                              --------------------
                              2012         17.58%
                              --------------------


                         -------------------------------
                         BEST QUARTER      WORST QUARTER
                         -------------------------------
                           20.95%            (23.73)%
                         -------------------------------
                         (06/30/03)         (12/31/08)
                         -------------------------------


The performance information shown above is based on a calendar year. The Fund's performance from 1/1/13 to 3/31/13 was 14.73%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            SINCE INCEPTION
BURKENROAD SMALL CAP FUND                                          1 YEAR      5 YEARS      10 YEARS      (DECEMBER 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES (REFLECTS A MAXIMUM SALES                11.39%      7.33%        11.87%             10.66%
CHARGE OF 5.25%)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                          10.73%      6.87%        11.61%             10.40%
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF               7.59%      6.22%        10.61%              9.51%
FUND SHARES
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX (REFLECTS NO DEDUCTION FOR FEES,             16.35%      3.56%         9.72%              6.55%
EXPENSES, OR TAXES)
------------------------------------------------------------------------------------------------------------------------------------
LIPPER(R) SMALL-CAP CORE FUNDS CLASSIFICATION                      14.74%      3.28%         9.42%              6.29%
------------------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGERS

John Portwood, CFA, Director of Trust Investments and Chief Investment Strategist, joined the Adviser in 1998 and has served on the portfolio team for the Fund since its inception.

David Lundgren Jr., CFA, Director of Equities and Research, joined the Adviser in 1998 and has served on the portfolio team for the Fund since its inception.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 49 OF THE PROSPECTUS.

DIVERSIFIED INTERNATIONAL FUND

INVESTMENT OBJECTIVE

The Diversified International Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Hancock Horizon Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 66 of the prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------------------------------------------------
                                                        INSTITUTIONAL CLASS
                                                             SHARES              CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)              None                     5.25%               None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                       None                     None                None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and Other Distributions
  (as a percentage of offering price)                        None                     None                None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
  redeemed, if applicable)                                   None                     None                None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                 None                     None                None
------------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                                    INSTITUTIONAL CLASS SHARES      CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                               1.00%                      1.00%               1.00%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                     None                       None                0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees                               None                       0.25%               0.25%
------------------------------------------------------------------------------------------------------------------------------------
     Other Operating Expenses                                 0.25%                      0.25%               0.25%
                                                              -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                          0.25%                      0.50%               0.50%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                               0.02%                      0.02%               0.02%
                                                              -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1,2)                     1.27%                      1.52%               2.27%
------------------------------------------------------------------------------------------------------------------------------------


(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Horizon Advisers (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.50%, 1.75%, and 2.50% of the Fund's average daily net assets of the Institutional Class, Class A and Class C Shares, respectively, until May 31, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps, the Adviser may retain the difference between the

     Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety
     (90) days' prior written notice to the Trust, effective as of the close of business on May 31, 2014.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



--------------------------------------------------------------------------------
                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES         $129        $403         $697         $1,534
--------------------------------------------------------------------------------
CLASS A SHARES                     $672        $980         $1,310       $2,242
--------------------------------------------------------------------------------
CLASS C SHARES                     $230        $709         $1,215       $2,605
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY

The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign companies. The Fund may also purchase American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs" and, together with ADRs and EDRs, "Depositary Receipts"), which are certificates typically issued by a bank or trust company that represent securities issued by a foreign or domestic company. The Fund's investments are ordinarily diversified among currencies, regions and countries, including emerging market countries, as determined by the Fund's sub-adviser, EARNEST Partners, LLC (the "Sub-Adviser"). In addition, the Fund may invest in other investment companies, including mutual funds, closed-end funds and exchange-traded funds ("ETFs").

The Sub-Adviser is a fundamental, bottom-up investment manager that seeks to construct a portfolio that will outperform the Fund's benchmark, the MSCI ACWI ex U.S. Index, while controlling volatility and risk. The Sub-Adviser implements this philosophy through fundamental analysis, risk management that seeks to minimize the likelihood of underperformance versus the Fund's benchmark, and the use of RETURN PATTERN RECOGNITION[R], a screening tool developed by the Sub-Adviser. Using this tool, potential Fund investments are first screened based on such qualities as valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. After screening the relevant universe, the Sub-Adviser utilizes fundamental analysis and a statistical risk management approach to select Fund investments.

The Sub-Adviser may sell a security if the company's prospects deteriorate as a result of poor business plan execution, new competitors, management changes, a souring business environment or other adverse effects. In addition, if the investment process identifies a company with more attractive return and risk characteristics, the Sub-Adviser may sell a current security and replace it with the more attractive alternative.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that an investment in the Fund could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

The Fund may invest in companies located or doing business in emerging market countries. An "emerging market" country is any country determined by the Sub-Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. Investments in emerging market securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging market securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent the Fund invests in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Institutional Class Shares of the Fund by showing changes in the Fund's Institutional Class Shares' performance from year to year and by showing how the Fund's Institutional Class Shares' average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perfom in the future. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.


                         ---------------------
                         2009          54.25%
                         ---------------------
                         2010          15.37%
                         ---------------------
                         2011         (11.66)%
                         ---------------------
                         2012          17.34%
                         ---------------------



                    -------------------------------
                    BEST QUARTER      WORST QUARTER
                    -------------------------------
                      33.37%            (21.24)%
                    -------------------------------
                    (06/30/09)        (09/30/11)
                    -------------------------------


The performance information shown above is based on a calendar year. The Fund's performance from 1/1/13 to 3/31/13 was 1.95%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Class Shares. After-tax returns for other classes will vary.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                            SINCE INCEPTION
DIVERSIFIED INTERNATIONAL FUND                                            1 YEAR          (SEPTEMBER 30, 2008)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                              17.34%                8.66%
------------------------------------------------------------------------------------------------------------------------------------
  Class A Shares (reflects a Maximum Sales Charge of 5.25%)               10.92%                7.04%
------------------------------------------------------------------------------------------------------------------------------------
  Class C Shares                                                          16.23%                7.59%
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                              17.04%                8.51%
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                              11.39%                7.48%
------------------------------------------------------------------------------------------------------------------------------------
MSCI ACWI EX U.S. INDEX (REFLECTS NO DEDUCTION FOR FEES,                  16.83%                5.01%
EXPENSES, OR TAXES)
------------------------------------------------------------------------------------------------------------------------------------
LIPPER(R) INTERNATIONAL MULTI-CAP CORE CLASSIFICATION                     17.68%                4.12%
------------------------------------------------------------------------------------------------------------------------------------



INVESTMENT ADVISER

Horizon Advisers serves as investment adviser to the Fund. EARNEST Partners, LLC serves as investment sub-adviser to the Fund.

PORTFOLIO MANAGER

Paul Viera, CEO and Partner, founded the Sub-Adviser in 1998 and has managed the Fund since its inception.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 49 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASING AND SELLING FUND SHARES


To purchase shares of a Fund for the first time, you must invest at least $1,000. Subsequent investments in a Fund must be made in amounts of at least $100.

The Funds' shares are redeemable. You may redeem your shares on any day that the New York Stock Exchange ("NYSE") and Hancock Bank are open for business (a "Business Day").

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.


The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


------------------------------------------------------------------------------------------------------------------------------------
EQUITY RISK -- Equity securities include public and                                                 Value Fund
privately issued equity securities, common and preferred                                            Growth Fund
stocks, warrants, rights to subscribe to common stock and                                           Diversified International Fund
convertible securities, interests in MLPs and royalty trusts,                                       Quantitative Long/Short Fund
shares of REITs and ADRs, as well as shares of ETFs that                                            Burkenroad Small Cap Fund
attempt to track the price movement of equity indices.                                              Diversified Income Fund
Common stock represents an equity or ownership interest
in an issuer. Preferred stock provides a fixed dividend
that is paid before any dividends are paid to common stock




                                     - 49 -



------------------------------------------------------------------------------------------------------------------------------------
holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so.
Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate.  An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REIT RISK -- REITs are pooled investment vehicles that own, and usually                             Value Fund
operate, income-producing real estate. REITs are susceptible to the risks                           Growth Fund
associated with direct ownership at real estate, such as the following:                             Burkenroad Small Cap Fund
declines in property values; increases in property taxes, operating expenses,                       Diversified Income Fund
rising interest or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of a Fund. Accordingly, a Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share at the REITs' operating expenses, in addition to paying
Fund expenses.
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN SECURITY RISK -- Investments in securities of                                               Diversified International Fund
foreign companies (including direct investments as well as                                          Diversified Income Fund
investments through Depositary Receipts) can be more
volatile than investments in U.S. companies. Diplomatic,
political, or economic developments, including
nationalization or appropriation, could affect investments
in foreign companies. Foreign securities markets
generally have less trading volume and less liquidity than
------------------------------------------------------------------------------------------------------------------------------------

                                        - 50 -


------------------------------------------------------------------------------------------------------------------------------------
U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most
U.S. issuers. Transaction costs are generally higher than those in the United
States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar
U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.
------------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME RISK -- The market value of fixed income                                               Core Bond Fund
investments change in response to interest rate changes                                             Louisiana Tax-Free Income Fund
and other factors. During periods of falling interest rates,                                        Mississippi Tax-Free Income Fund
the values of outstanding fixed income securities generally rise.                                   Diversified Income Fund
Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.
In addition to these risks, fixed income securities may be subject to the following additional risks:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CALL RISK -- During periods of falling interest rates, certain debt obligations                     Core Bond Fund
with high interest rates may  be prepaid (or "called") by the issuer prior to                       Louisiana Tax-Free Income Fund
maturity.  This may cause a Fund's average  weightedmaturity to fluctuate, and                      Mississippi Tax-Free Income Fund
may require the Fund to invest the resulting proceeds at lower interest rates.                      Diversified Income Fund


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CREDIT RISK -- The possibility that an issuer will be unable to                                     Core Bond Fund
make timely payments of either principal or interest.                                               Louisiana Tax-Free Income Fund
                                                                                                    Mississippi Tax-Free Income Fund
                                                                                                    Diversified Income Fund
------------------------------------------------------------------------------------------------------------------------------------



                                     - 51 -


------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- Mortgage-backed                                                       Core Bond Fund
securities are fixed income securities representing                                                 Diversified Income Fund
an interest in a pool of underlying mortgage loans.
They are sensitive to changes in interest rates, but
may respond to these changes differently from other
fixed income securities due to the possibility of
prepayment of the underlying mortgage loans. As a
result, it may not be possible to determine in
advance the actual maturity date or average life of a
mortgage-backed security. Rising interest rates tend
to discourage refinancings, with the result that the
average life and volatility of the security will
increase, exacerbating its decrease in market price.
When interest rates fall, however, mortgage-backed
securities may not gain as much in market value
because of the expectation of additional mortgage
prepayments that must be reinvested at lower
interest rates. Prepayment risk may make it difficult
to calculate the average maturity of a portfolio of
mortgage-backed securities and, therefore, to assess
the volatility risk of that portfolio.
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- Asset-backed
securities are subject to risks similar to                                                          Diversified Income Fund
those associated with mortgage-backed
securities, as well as additional risks
associated with the nature of the assets and
the servicing of those assets. Some asset-
backed securities present credit risks that
are not presented by mortgage-backed
securities. This is because some asset-
backed securities generally do not have the
benefit of a security interest in collateral
that is comparable in quality to mortgage
assets. Other asset-backed securities do not
have the benefit of a security interest in
collateral at all. If the issuer of an asset-
backed security defaults on its payment
obligations, there is the possibility that, in
some cases, the Fund will be unable to
possess and sell the underlying collateral
and that the Fund's recoveries on
repossessed collateral may not be available
to support payments on the security. In the
event of a default, the Fund may suffer a
loss if it cannot sell collateral quickly and
receive the amount it is owed. The value of
the collateral may also be insufficient to
cover the principal amount of the
obligation.

During periods of declining asset value,
difficult or frozen credit markets, interest
------------------------------------------------------------------------------------------------------------------------------------

                                     - 52 -


------------------------------------------------------------------------------------------------------------------------------------
rate changes, or deteriorating economic
conditions, mortgage-backed and asset-
backed securities may decline in value, face
valuation difficulties, become more volatile
and/or become illiquid. The risk that an
issuer will fail to make timely payments of
interest or principal, or will default on
payments, is generally higher in the case of
mortgage-backed securities that include so-
called 'sub-prime' mortgages.
------------------------------------------------------------------------------------------------------------------------------------



MORE INFORMATION ABOUT FUND INVESTMENTS


The investment objective of the Core Bond Fund is total return through current income and capital appreciation, consistent with the preservation of capital. The investment objective of the Louisiana Tax-Free Income Fund is current income exempt from both federal income tax and Louisiana personal income tax. The investment objective of the Mississippi Tax-Free Income Fund is current income exempt from both federal income tax and Mississippi personal income tax. The investment objective of the Value Fund is long-term capital appreciation with a secondary goal of current income. The investment objectives of the Growth Fund, the Quantitative Long/Short Fund, the Burkenroad Small Cap Fund and the Diversified International Fund are long-term capital appreciation. The investment objective of the Diversified Income Fund is maximization of current income, with a secondary goal of long-term capital appreciation. The investment objectives of the Core Bond Fund, the Value Fund, the Growth Fund and the Burkenroad Small Cap Fund are fundamental and cannot be changed without shareholder approval. The investment objectives of the Louisiana Tax-Free Income Fund, the Mississippi Tax-Free Income Fund, the Diversified Income Fund, the Quantitative Long/Short Fund and the Diversified International Fund may be changed without shareholder approval, upon 60 days' prior notice to shareholders.


The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with a Fund's objectives. If a Fund invests in this manner, it may not achieve its investment objectives. A Fund will do so only if the Funds' investment adviser believes that the risk of loss outweighs the opportunity to pursue a Fund's investment objective.

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, each Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in the Funds' Statement of Additional Information ("SAI") (for information on how to obtain a copy of the Funds' SAI see the back cover of this prospectus). Of course, there is no guarantee that any Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds generally publish a complete list of their portfolio holdings on a monthly basis, as of the end of the previous month. For example, each Fund's investments as of the end of January would ordinarily be published at the end of February. Each Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/horizon. The information will generally remain available until replaced by new portfolio holdings information as described above. The Funds' Adviser may exclude any portion of each Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Funds' SAI for a full description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

INVESTMENT ADVISER


Horizon Advisers (the "Adviser"), an unincorporated division of Hancock Bank formed in 2001, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at One Hancock Plaza, 3rd Floor, Gulfport, Mississippi 39502. As of March 31, 2013, the Adviser managed approximately $1.8 billion in assets while the Adviser and Hancock Bank managed approximately $5.5 billion in assets.

The Adviser makes investment decisions for the Core Bond, Louisiana Tax-Free Income, Mississippi Tax-Free Income, Diversified Income, Value, Growth, Quantitative Long/Short, and Burkenroad Small Cap Funds and continuously reviews, supervises and administers each Fund's respective investment program. In addition, the Adviser oversees the Sub-Adviser to the Diversified International Fund to ensure its compliance with the investment policies and guidelines of the Diversified International Fund, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Diversified International Fund. The Board of Trustees of the Trust (the "Board") supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following rates:

          ------------------------------------------------
          CORE BOND FUND                             0.60%
          ------------------------------------------------
          LOUISIANA TAX-FREE INCOME FUND             0.60%
          ------------------------------------------------
          MISSISSIPPI TAX-FREE INCOME FUND           0.60%
          ------------------------------------------------
          DIVERSIFIED INCOME FUND                    0.70%
          ------------------------------------------------
          VALUE FUND                                 0.80%
          ------------------------------------------------
          GROWTH FUND                                0.80%
          ------------------------------------------------
          QUANTITATIVE LONG/SHORT FUND(1)            1.20%
          ------------------------------------------------
          BURKENROAD SMALL CAP FUND                  0.95%
          ------------------------------------------------
          DIVERSIFIED INTERNATIONAL FUND             1.00%
          ------------------------------------------------

(1) The Management Fee paid to the Adviser for providing services to the Quantitative Long/Short Fund consists of a basic annual fee rate of 1.20% of the Fund's average daily net assets and a performance incentive adjustment, resulting in a minimum fee of 0.80% if the Fund underperforms the S&P Composite 1500 Index by 200 basis points or more on a rolling 12 month basis, and a maximum fee of 1.60% if the Fund outperforms the S&P Composite 1500 Index by 200 basis points or more on a rolling 12 month basis. The performance adjustment is computed monthly based on the Fund's average daily net assets during the previous 12 months. Fund performance is based on the Fund's Institutional Class Shares' performance.

The Adviser has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, dividend and interest expenses on securities sold short, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding the amounts listed in the table below, as a percentage of average daily net assets of the separate class shares of each Fund, until May 31, 2014:

          ------------------------------------------------------
          Core Bond Fund
          ------------------------------------------------------
               Institutional Class                         0.75%
          ------------------------------------------------------
               Class A                                     1.00%
          ------------------------------------------------------
               Class C                                     1.75%
          ------------------------------------------------------
          Louisiana Tax-Free Income Fund
          ------------------------------------------------------
               Institutional Class                         0.75%
          ------------------------------------------------------
               Class A                                     1.00%
          ------------------------------------------------------
               Class C                                     1.75%
          ------------------------------------------------------
          Mississippi Tax-Free Income Fund
          ------------------------------------------------------
               Institutional Class                         0.75%
          ------------------------------------------------------
               Class A                                     1.00%
          ------------------------------------------------------
               Class C                                     1.75%
          ------------------------------------------------------
          Diversified Income Fund
          ------------------------------------------------------
               Institutional Class                         0.90%
          ------------------------------------------------------
               Class A                                     1.15%
          ------------------------------------------------------
               Class C                                     1.90%
          ------------------------------------------------------
          Quantitative Long/Short Fund(1)
          ------------------------------------------------------
               Institutional Class                         1.70%
          ------------------------------------------------------
               Class A                                     1.95%
          ------------------------------------------------------
               Class C                                     2.70%
          ------------------------------------------------------
          Burkenroad Small Cap Fund
          ------------------------------------------------------
               Class A                                     1.40%
          ------------------------------------------------------
          Diversified International Fund
          ------------------------------------------------------
               Institutional Class                         1.50%
          ------------------------------------------------------
               Class A                                     1.75%
          ------------------------------------------------------
               Class C                                     2.50%
          ------------------------------------------------------

(1) Fee reductions and expense reimbursements for the Quantitative Long/Short Fund will be made prior to giving effect to any applicable performance incentive adjustment.


The Adviser has voluntarily agreed to reduce its fees and reimburse expenses of the Value Fund and Growth Fund to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")), from exceeding the amounts listed in the table below, as a percentage of average daily net assets of the separate class shares of each Fund. The Adviser may discontinue all or a portion of these fee reductions or expense reimbursements at any time.

  ------------------------------------------------------------------------------
                 Institutional Class      Class A Shares      Class C Shares
                      Shares
  ------------------------------------------------------------------------------
  Value Fund          1.10%                    1.35%             2.10%
  ------------------------------------------------------------------------------
  Growth Fund         1.10%                    1.35%             2.10%
  ------------------------------------------------------------------------------


If at any point total annual fund operating expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the total annual fund operating expenses (not including excluded expenses and before giving effect to any applicable performance incentive adjustment for the Quantitative Long/Short Fund) and the amounts listed in the tables above, to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which the agreement was in place.

For the fiscal year ended January 31, 2013, the Adviser received advisory fees (after fee reductions) as a percentage of average daily net assets of each Fund as follows:

          ------------------------------------------------
          CORE BOND FUND                             0.55%
          ------------------------------------------------
          LOUISIANA TAX-FREE INCOME FUND             0.22%
          ------------------------------------------------
          MISSISSIPPI TAX-FREE INCOME FUND           0.43%
          ------------------------------------------------
          DIVERSIFIED INCOME FUND                    0.00%
          ------------------------------------------------
          VALUE FUND                                 0.80%
          ------------------------------------------------
          GROWTH FUND                                0.80%
          ------------------------------------------------
          QUANTITATIVE LONG/SHORT FUND               0.98%
          ------------------------------------------------
          BURKENROAD SMALL CAP FUND                  0.93%
          ------------------------------------------------
          DIVERSIFIED INTERNATIONAL FUND             1.00%
          ------------------------------------------------


INVESTMENT SUB-ADVISER


EARNEST Partners, LLC serves as the investment sub-adviser to the Diversified International Fund and is responsible for the day-to-day management of the Fund's investments. The Sub-Adviser, a Delaware limited liability company, was established in 1998 and is independently owned and operated. EARNEST is controlled by Paul Viera. Westchester Limited, LLC owns greater than 75% of EARNEST and is also controlled by Paul Viera. The Sub-Adviser's principal place of business is located at 1180 Peachtree Street, Suite 2300, Atlanta, GA 30309. As of March 31, 2013, the Sub-Adviser managed approximately $22.1 billion in assets.


ADDITIONAL INFORMATION


A discussion regarding the basis for the Board's (i) approval of the Funds' investment advisory agreement with the Adviser and (ii) approval of the Adviser's investment sub-advisory agreement with the Sub-Adviser on behalf of the Diversified International Fund will be available in the Funds' July 31, 2013 Semi-Annual Report to Shareholders, which covers the period from February 1, 2013 to July 31, 2013.


PORTFOLIO MANAGERS


John Portwood, CFA, serves as Director of Trust Investments and Chief Investment Strategist of the Adviser and is responsible for overseeing the management of the Core Bond Fund, the Value Fund, the Growth Fund, the Quantitative Long/Short Fund, the Burkenroad Small Cap Fund and the Diversified Income Fund. Prior to joining the Adviser in 1998, Mr. Portwood worked for 10 years as a Chief Investment Officer at First Commerce Corporation. He has more than 41 years of investment experience.

David Lundgren Jr., CFA, serves as Director of Equities and Research of the Adviser and is responsible for the day-to-day management of the Value Fund, Growth Fund and Burkenroad Small Cap Fund. Prior to joining Hancock Bank in 1998, Mr. Lundgren served in a similar capacity for First Commerce Corporation. He has more than 23 years of investment experience.

Jeffery Tanguis serves as Director of Fixed Income of the Adviser and is responsible for the day-to-day management of the Core Bond Fund, Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund. He is also responsible for the management of the Hancock Horizon Government Money Market Fund, which is offered in separate prospectuses. Prior to joining Hancock Bank in 2005, Mr. Tanguis served as the Senior Fixed Income Manager of Hibernia National Bank from 1987 to 2005. He has more than 26 years of investment experience.

Paula Chastain serves as a portfolio manager for the Adviser, takes part in the research and analysis for the Hancock Horizon Family of Funds and has co-managed the Quantitative Long/Short Fund since its inception. Ms. Chastain began working for the Adviser in 1996 and has over 17 years of investment experience.

Jacob Hartl, CFA, serves a portfolio manager for the Adviser, takes part in the research and analysis for the Hancock Horizon Family of Funds and has co-managed the Quantitative Long/Short Fund since its inception. Prior to joining the Adviser in 2008, Mr. Hartl served as a portfolio manager for SunTrust Bank in their Private Wealth Management Group. In addition to portfolio management responsibilities involving equities, bonds and alternative investments, he was a member of the investment group's fixed income strategy committee. His experience also includes analytic and asset allocation responsibilities in Morgan Keegan's Investment Management Consulting Group. Mr. Hartl has over 14 years of investment experience.

Greg Hodlewsky, CFA, serves as an investment director for the Adviser, takes part in the research and analysis for the Hancock Horizon Family of Funds and has co-managed the Diversified Income Fund since its inception and the Growth Fund since 2012. Prior to working for the adviser, Greg served as a partner at CFW Capital, a Kansas City-based investment firm, where he managed portfolios for high net worth clients. Greg has 26 years of investment experience.

Paul Viera founded the Sub-Adviser, serves as its CEO and Partner, and has managed the Diversified International Fund since its inception. Mr. Viera developed RETURN PATTERN RECOGNITION[R] and has led the investment efforts of the Sub-Adviser's international product since its inception, including the last 14 years. He has over 33 years of investment experience.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Funds. Hancock Bank and its affiliates also may receive compensation for providing services to the Funds in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Funds, and for such services is paid an annual fee, payable from the Funds' assets, of 0.03% of each Fund's average daily net assets.


COMMISSIONS, DISTRIBUTION AND SERVICING (12B-1) FEES. Class A Shares of the Funds are sold subject to a front-end sales charge. Brokerage firms affiliated with Hancock Bank, including Hancock Investment Services, Inc. ("H.I.S., Inc."), acting as dealer in connection with the sale of Class A Shares of the Funds, will be entitled to receive a commission of up to the entire amount of the sales charge.

The Trust has adopted a plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows Class C Shares of the Core Bond, Louisiana Tax-Free Income Fund, Mississippi Tax-Free Income Fund, Value, Growth, Quantitative Long/Short, Diversified International and Diversified Income Funds to pay distribution and other fees for the sale of its Class C Shares and for services provided to Class C shareholders. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

To the extent that Class C Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive the distribution and servicing fees, payable from the Funds' assets, applicable to that class of shares.

H.I.S., Inc., a member of the Financial Industry Regulatory Authority ("FINRA") and the Securities Investor Protection Corporation, is a wholly-owned brokerage subsidiary of Hancock Bank.


TRANSFER AGENCY SERVICES. Hancock Bank serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class per fund for the first ten classes and $17,500 per class for any additional classes.

SHAREHOLDER SERVICING FEES. To the extent that Class A or Class C Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive shareholder servicing fees, payable from the Funds' assets, of up to 0.25% of average daily net assets attributable to Class A and Class C Shares.

RELATED PERFORMANCE DATA OF THE SUB-ADVISER


The following tables give the performance of actual, fee-paying separate accounts (each, an "Account"), referred to as a "Composite," managed by the Sub-Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Diversified International Fund. Performance information prior to April 1, 2003 includes Accounts managed by EARNEST Partners Limited, LLC, an affiliate of the Sub-Adviser that subsequently merged with the Sub-Adviser. The Composite does not reflect all of the firm's assets under management. A complete list and description of the Sub-Adviser's composites is available upon request. The data illustrates the past performance of the Sub-Adviser in managing substantially similar accounts. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE DIVERSIFIED INTERNATIONAL

FUND. Performance is historical and does not represent the future performance of the Diversified International Fund or of the Sub-Adviser.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Diversified International Fund. The Sub-Adviser claims compliance with the Global Investment Performance Standards (GIPS[R]) and has prepared and presented this report in compliance with the GIPS standards. The Sub-Adviser has been independently verified for the periods from April 1, 1989 to December 31, 2012. Verification assesses whether: (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm's policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The Composite has been examined for the periods from January 1, 2006 to December 31, 2012. The verification and performance examination reports are available upon request.


All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, foreign withholding taxes on dividends, interest income and capital gains paid, and execution costs paid by the Accounts included in the Composite, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date. Each Account in the Composite was under management for the entire reporting period in which the Account was included.

The currency used to express performance in the Composite is in U.S. dollars. Performance results are presented both net of fees and gross of fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The performance of the Composite (net of fees) reflects the Adviser's applicable account fees and expenses; however, the Fund's fees and expenses are generally expected to be higher than those of the Accounts included in the Composite. If the Fund's fees and expenses had been imposed on the Accounts included in the Composite, the performance shown below would have been lower. The Accounts that are included in the Composite are not subject to the same type of expenses to which the Diversified International Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same federal securities and tax laws as the Diversified International Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Diversified International Fund. THE PERFORMANCE DATA SHOWN BELOW SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE DIVERSIFIED INTERNATIONAL FUND'S OWN PERFORMANCE INFORMATION. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

PERFORMANCE INFORMATION FOR THE SUB-ADVISER'S DIVERSIFIED INTERNATIONAL STRATEGY COMPOSITE(1)


(JANUARY 1, 2000 THROUGH DECEMBER 31, 2012)


THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE SUB-ADVISER IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND DOES NOT REPRESENT THE PERFORMANCE OF THE DIVERSIFIED INTERNATIONAL FUND.


---------------------------------------------------------------------------------------
                                         MSCI                TOTAL ASSETS
                       TOTAL RETURN      ACWI     NUMBER       AT END OF     PERCENTAGE
        TOTAL RETURN    (GROSS OF       EX-U.S.     OF          PERIOD        OF FIRM
YEAR   (NET OF FEES)      FEES)         INDEX   PORTFOLIOS   ($ MILLIONS)     ASSETS
---------------------------------------------------------------------------------------
2012      18.2%           19.2%         17.4%       33         $6,481         30.4%
---------------------------------------------------------------------------------------
2011     (10.6)%         (9.8)%       (13.3)%      22         $3,016.0       17.4%
---------------------------------------------------------------------------------------
2010      17.0%           18.0%         11.6%       14         $1,538.0       10.0%
---------------------------------------------------------------------------------------
2009      55.7%           56.9%         42.1%        9          $864.1         6.3%
---------------------------------------------------------------------------------------
2008     (44.8)%         (44.3)%       (45.2)%       8          $271.6         2.4%
---------------------------------------------------------------------------------------
2007      29.1%           30.1%         17.1%        3          $298.3         1.6%
---------------------------------------------------------------------------------------
2006      35.8%           36.8%         27.2%        2          $139.0         0.7%
---------------------------------------------------------------------------------------
2005      16.5%           17.5%         17.1%        2          $73.6          0.4%
---------------------------------------------------------------------------------------
2004      17.3%           18.3%         21.4%        2          $60.4          0.5%
---------------------------------------------------------------------------------------
2003      44.2%           45.4%         41.4%        2           $0.2          0.0%
---------------------------------------------------------------------------------------
2002     (11.7)%         (11.0)%       (14.7)%       1           $0.1          0.0%
---------------------------------------------------------------------------------------
2001     (16.7)%         (16.1)%       (19.5)%       1           $0.1          0.0%
---------------------------------------------------------------------------------------
2000      (9.2)%          (8.5)%       (15.1)%       1           $0.2          0.0%
---------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/2012)

--------------------------------------------------------------------------------
                                 SUB-ADVISER'S
                              COMPOSITE RETURNS
--------------------------------------------------------------------------------
                                                              MSCI ACWI
TIME PERIOD               NET OF FEES     GROSS OF FEES      EX-U.S. INDEX
--------------------------------------------------------------------------------
1 Year                       18.2%            19.2%               17.4%
--------------------------------------------------------------------------------
3 Years                       7.3%             8.2%                4.3%
--------------------------------------------------------------------------------
5 Years                       1.2%             2.1%               (2.4)%
--------------------------------------------------------------------------------
10 Years                     13.8%            14.8%               10.2%
--------------------------------------------------------------------------------
Since Inception               8.3%             9.2%                4.7%
  (05/01/99)
--------------------------------------------------------------------------------

     (1) The Composite contains fully discretionary equity accounts and for comparison purposes is measured against the MSCI All Country World Index
     (ACWI) Ex U.S. Index. Prior to January 1, 2008, the Composite was compared against the MSCI EAFE Index. The benchmark was changed to more accurately reflect the strategies of the Composite. The Composite has a creation date of October 1, 2004 and an inception date of May 1, 1999. The objective of the Composite is the appreciation of capital by investing in equity securities of international companies believed to be undervalued and having an above-average potential to increase in price. The minimum account size for the Composite is $2.5 million. Prior to October 2005, one account in the Composite was part of a larger account that met this minimum account size. Prior to January 1, 2000, there was no minimum account size for the Composite.

     Results are based on fully discretionary accounts under management, including those accounts no longer with the Sub-Adviser. Since January 1, 2000, the Composite policy provides for the temporary removal of any Account incurring a client contribution greater than 10% of Account market value ("Significant Contribution"). Weighted model contributions, if any, are not considered client contributions for this purpose. Prior to July 1, 2007, a Significant Contribution was defined as any client contribution greater than 5% of Account market value. The temporary removal of an Account occurs at the beginning of the month in which the Significant Contribution occurred and the account re-enters the Composite the month following the first full month after the Significant Contribution. Prior to December 1, 2005, the account re-entered the Composite at the end of the month in which it was invested consistent with other Accounts in the Composite. Since July 1, 2006, in the event of a client withdrawal greater than 10% of portfolio market value ("Significant Withdrawal"), the Account is removed from the Composite in the month in which the Significant Withdrawal occurred until the month after the Significant Withdrawal. Weighted model withdrawals, if any, are not considered client withdrawls for this purpose. Prior to July 1, 2007, a Significant Withdrawal was defined as any client withdrawal greater than 5% of Account market value. Since January 1, 2005, the Significant Contribution and Significant Withdrawal rules pertaining to inclusion and exclusion of an existing Account in a Composite have not applied to Composites with three or fewer Accounts ("Small Composites"). An Account that enters a Small Composite remains in that Composite for as long as the Sub-Adviser retains investment discretion and the portfolio's mandate is consistent with the Composite's style.


PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Class, Class A and Class C Shares of the Funds. The Funds offer Class A and Class C Shares only to investment professionals and financial institutions investing for their own or their customers' accounts. Institutional Class Shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment consulting or similar services, or (ii) have entered into a selling agreement with the distributor to offer Institutional Class Shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans). Institutional Class Shares are also offered to investment and institutional clients of Horizon Advisers and its affiliates and certain Fund service providers.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") and Hancock Bank are open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

Each Fund reserves the right to reject any specific purchase order or request to exchange Fund shares. In such cases where a Fund rejects an exchange request, such request will be processed by the Fund as a redemption request. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after a Fund receives your purchase order in proper form plus, in the case of Class A Shares, the applicable front-end sales charge. "Proper form" means that a Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds investing in such securities may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


You may buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary, you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.


Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Funds with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

HOW THE FUNDS CALCULATE NAV


NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Funds' Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Funds' Board, these methods are implemented through the Fund's Fair Value Committee, members of which are appointed by the Board. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. The respective prospectuses for the open-end investment companies in which a Fund invests explain the circumstances in which those investment companies will use fair value pricing and the effect of fair value pricing.


With respect to non-U.S. securities held by a Fund, a Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by a Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time a Fund prices its shares, the value a Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, a Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/ depreciation, securities market movements in the United States, or other relevant information as related to the securities.


Although the Funds (except for the Core Bond Fund, Louisiana Tax-Free Income Fund, Mississippi Tax-Free Income Fund, Diversified Income Fund and Diversified International Fund) invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which a Fund would price securities at fair value -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.


When valuing fixed income securities with remaining maturities of more than 60 days, a Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, a Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.


Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value.

Securities for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.


MINIMUM PURCHASES


To purchase shares for the first time in any Fund, you must invest in any Fund at least $1,000. Your subsequent investments in any Fund must be made in amounts of at least $100.


A Fund may accept initial and subsequent investments of smaller amounts in its sole discretion. For example, the minimum initial investment is waived for persons affiliated with Horizon Advisers, its affiliates and certain Fund service providers. The initial minimum investment also is waived for individual accounts of a financial intermediary that charges an ongoing fee for its services or offers Institutional Class Shares through a no-load network or platform, provided the aggregate value of such accounts invested in Institutional Class Shares is at least $1,000 (or is anticipated by the principal underwriter to reach $1,000) and for plans with assets of at least $1,000.

SYSTEMATIC INVESTMENT PLAN (CLASS A AND CLASS C SHARES ONLY)

If you have a checking or savings account with a bank, you may purchase Class A and Class C Shares automatically through regular deductions from your account in amounts of at least $100 per month.

PURCHASES IN-KIND

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for a Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by a Fund. The Funds reserve the right to amend or terminate this practice at any time.

HOW TO SELL YOUR FUND SHARES


If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $100,000 or more of your shares, send your sale proceeds to a third-party or close an account with a value over $100,000, please notify the Funds in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). Additionally, a signature guaranteed letter from you is required if your account registration has changed in the previous 30 days, if funds are being sent to an address other than the address of record, or if the check is made payable to someone other than the account holder.

The sale price of each share will be the NAV next determined after the Funds receive your request.

SYSTEMATIC WITHDRAWAL PLAN (CLASS A AND CLASS C SHARES ONLY)

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, a Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check.
IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE ("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED, WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE.

REDEMPTIONS IN-KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise or for the protection of the Funds' remaining shareholders the Funds may pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimum for each Fund is $1,000. A Fund will generally provide at least 60 days' written notice to allow you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or as otherwise permitted by the SEC. More information about this is in the Funds' SAI.

HOW TO EXCHANGE YOUR SHARES

You may exchange shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Each Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

INSTITUTIONAL CLASS SHARES

You may exchange Institutional Class Shares of any Hancock Horizon Fund for Institutional Class Shares of any other Hancock Horizon Fund.

CLASS A SHARES

You may exchange Class A Shares of any Hancock Horizon Fund for Class A Shares of any other Hancock Horizon Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

Class A shareholders who are eligible to invest in Institutional Class Shares are eligible to exchange their Class A Shares for Institutional Class Shares of the same Fund, if offered in their state. No sales charges or other charges will apply to any such exchange. For Federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss.

CLASS C SHARES

You may exchange Class C Shares of any Hancock Horizon Fund for Class C Shares of any other Hancock Horizon Fund.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.


SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

---------------------------------------------------------------------------------------------------------------------
                                                                     YOUR SALES CHARGE AS A    YOUR SALES CHARGE AS A
                                                                          PERCENTAGE OF             PERCENTAGE OF
FUND                              IF YOUR INVESTMENT IS:                 OFFERING PRICE         YOUR NET INVESTMENT
---------------------------------------------------------------------------------------------------------------------
CORE BOND FUND                    LESS THAN $50,000                           4.00%                  4.17%
LOUISIANA TAX-FREE INCOME         $50,000 BUT LESS THAN $100,000              3.25%                  3.36%
FUND                              $100,000 BUT LESS THAN $250,000             2.50%                  2.56%
MISSISSIPPI TAX-FREE INCOME       $250,000 BUT LESS THAN $500,000             1.75%                  1.78%
FUND                              $500,000 BUT LESS THAN $1,000,000           1.50%                  1.52%
                                  $1,000,000 AND OVER(1)                      0.00%                  0.00%
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND           LESS THAN $50,000                           4.25%                  4.40%
                                  $50,000 BUT LESS THAN $100,000              3.50%                  3.63%
                                  $100,000 BUT LESS THAN $250,000             2.75%                  2.83%
                                  $250,000 BUT LESS THAN $500,000             2.00%                  2.04%
                                  $500,000 BUT LESS THAN $1,000,000           1.75%                  1.78%
                                  $1,000,000 AND OVER(1)                      0.00%                  0.00%
---------------------------------------------------------------------------------------------------------------------
VALUE FUND                        LESS THAN $50,000                           5.25%                  5.54%
GROWTH FUND                       $50,000 BUT LESS THAN $100,000              4.50%                  4.71%
QUANTITATIVE LONG/SHORT FUND      $100,000 BUT LESS THAN $250,000             3.50%                  3.63%
BURKENROAD SMALL CAP FUND         $250,000 BUT LESS THAN $500,000             2.50%                  2.56%
DIVERSIFIED INTERNATIONAL FUND    $500,000 BUT LESS THAN $1,000,000           2.00%                  2.04%
                                  $1,000,000 AND OVER(1)                      0.00%                  0.00%
---------------------------------------------------------------------------------------------------------------------

(1) If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to the following deferred sales charges if you redeem your shares within 18 months of purchase: 0.75% on a purchase of $1,000,000 but less than $4,000,000 of Class A Shares; 0.50% on a purchase of $4,000,000 but less than $50 million of Class A Shares; and 0.25% on a purchase of Class A Shares over $50 million.



You may qualify for a reduced sales charge or a sales charge waiver. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your immediate family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

Certain investors may be eligible for a waiver of the front-end sales charge due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge will be waived on Class A Shares purchased:

     o    through reinvestment of dividends and distributions;
     o    through a H. I. S. , Inc. investment advisory account;
     o by persons repurchasing shares they redeemed within the last 30 days (see "Repurchase of Class A Shares");
     o by directors, employees and retirees of Hancock Bank and its affiliates, and two generations of their respective ascendants, descendants, siblings and spouses;
     o    by Trustees and officers of The Advisors' Inner Circle Fund II;
     o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the distributor or otherwise, do not receive any portion of the front-end sales charge;

     o Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the Adviser or distributor; and
     o Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with the distributor.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 30 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Consult your tax advisor regarding special rules that may apply if you recognize a loss on your original redemption.

REDUCED SALES CHARGES -- CLASS A SHARES

RIGHT OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares of all the Hancock Horizon Funds you already own to the amount that you are currently purchasing. The value of your current purchases will be combined with the current value of Class A Shares of all other Hancock Horizon Funds you purchased previously that are currently held for: (i) your account; (ii) your spouse's account; (iii) a joint account with your spouse; or (iv) your minor children's trust or custodial accounts. A trust purchasing shares for the same trust account, trust or estate also may use this right of accumulation. The Funds will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask for the reduction at the time of purchase. You must provide the Funds with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Funds may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares of one or more Hancock Horizon Funds at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of one or more Hancock Horizon Funds over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Funds will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Funds a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Funds to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Funds will combine purchases of Class A Shares (that are subject to a sales charge) of all Hancock Horizon Funds made on the same day by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

The Distributor may pay dealers up to 0.75% on aggregate investments of $1,000,000 or more in Class A Shares of one or more Funds. From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the distributor from any sales charge it receives or from any other source available to it. Under any such program, the distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

CONTINGENT DEFERRED SALES CHARGES (CDSC) -- CLASS A SHARES


You will not pay a front-end sales charge if you purchase $1,000,000 or more of Class A Shares. In these circumstances, the offering price of Class A Shares is the NAV. If you purchase $1,000,000 or more of Class A Shares of the Core Bond, Louisiana Tax-Free Income, Mississippi Tax-Free Income or Diversified Income Funds and sell your shares within 18 months after your purchase, you may pay a CDSC of up to 0.75% on the lesser of (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after the Fund receives your sale request. The sales charge does not apply to shares you purchase through a fee-based account or trust account or through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class A Shares of one Fund for Class A Shares of another Fund.


DISTRIBUTION OF FUND SHARES


Each Fund offering Class C Shares has adopted a distribution plan that allows Class C Shares of the Fund to pay distribution and service fees for the sale and distribution of shares, and for services provided to Class C shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees for Class C Shares, as a maximum annual percentage of average daily net assets, are 0.75%

..

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, because the Diversified International Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities.


In addition, because the Quantitative Long/Short, Burkenroad Small Cap and Diversified Income Funds invest in small and mid-capitalization securities which often trade in lower volumes and may be less liquid, the Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds' shares may have a greater impact on the market prices of these types of securities.


In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that a Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares if the prices of the Fund's foreign securities do not reflect their fair value. Although a Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how a Fund uses fair value pricing, see "How the Fund Calculates NAV".

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include the following:

     o Shareholders are restricted from making more than 1 "round trip" into or out of a Fund per quarter. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.

However, the Funds reserve the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Funds, with respect to Class A and Class C Shares, have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on a Fund's Class A and Class C Shares' average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by a Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and distributes its net investment income, if any, as follows:


          ----------------------------------------------------
          Core Bond Fund                             Monthly
          ----------------------------------------------------
          Louisiana Tax-Free Income Fund             Monthly
          ----------------------------------------------------
          Mississippi Tax-Free Income Fund           Monthly
          ----------------------------------------------------
          Diversified Income Fund                    Monthly
          ----------------------------------------------------
          Value Fund                                 Quarterly
          ----------------------------------------------------
          Growth Fund                                Annually
          ----------------------------------------------------
          Quantitative Long/Short Fund               Annually
          ----------------------------------------------------
          Burkenroad Small Cap Fund                  Annually
          ----------------------------------------------------
          Diversified International Fund             Annually
          ----------------------------------------------------

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds, or your investment professional or institution, in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Each Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Distributions you receive from a Fund may be taxable whether or not you reinvest them.


Under the provisions of recently enacted tax legislation, some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the maximum federal tax rate of 20% (lower rates apply to individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. The Funds will notify you as to how much of your distributions, if any, will qualify for the reduced tax rate. Because the Core Bond, Louisiana Tax-Free Income and Mississippi Tax-Free Income Funds do not expect to receive dividend income, you should not expect to receive any distributions that qualify as qualified dividend income from these Funds.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of a Fund's shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

Because the Diversified International Fund and Diversified Income Fund invest in foreign securities, these Funds may be subject to foreign withholding taxes with respect to dividends or interest they received from sources in foreign countries. The Diversified International and the Diversified Income Funds may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.


The Core Bond Fund intends to distribute primarily ordinary income that will not qualify as qualified dividend income. A portion of this income may consist of interest earned on U.S.

government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.


Because the Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will generally be exempt from regular federal and state income tax. In addition, all or a portion of these dividends may be subject to the federal alternative minimum tax.


Although the Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds do not seek to realize taxable income or capital gains, these Funds may realize and distribute taxable income or capital gains from time to time as a result of the their normal investment activities. The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds' distribution of these amounts are taxed as ordinary income or capital gains and are taxable whether received in cash or reinvested in additional shares. Dividends from these Funds' long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds' taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for lower tax rates on qualified dividend income.

If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in a Fund may affect the taxation of your benefits.

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Fund shares). "Net investment income" for this purpose does not include exempt interest dividends such as those payable by the Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds.


The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund is required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the first-in, first-out method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about Institutional Class Shares, Class A Shares and Class C Shares of the Core Bond Fund, Diversified Income Fund, Value Fund, Growth Fund, Diversified International Fund and Quantitative Long/Short Fund, Institutional Class Shares and Class A Shares of the Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund and Class A Shares of the Burkenroad Small Cap Fund. This information is intended to help you understand each Fund's financial performance for the past five fiscal years or for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Funds, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2013 Annual Report of the Funds, which is available upon request by calling the Funds at 1-800-990-2434.

For a Share Outstanding Throughout Each Year
For the Years or Period Ended January 31,


       NET ASSET                     NET REALIZED       TOTAL      DIVIDENDS   DISTRIBUTIONS       TOTAL
         VALUE,        NET          AND UNREALIZED      FROM       FROM NET         FROM         DIVIDENDS
       BEGINNING     INVESTMENT      GAIN (LOSSES)   INVESTMENT   INVESTMENT    NET REALIZED        AND
        OF YEAR        INCOME+      ON INVESTMENTS   OPERATIONS     INCOME         GAINS       DISTRIBUTIONS
       ---------   --------------   --------------   ----------   ----------   -------------   -------------
CORE BOND FUND
INSTITUTIONAL CLASS SHARES
2013     $16.62        $ 0.41           $ 0.13         $ 0.54       $(0.41)       $   --          $(0.41)
2012      16.01          0.54             0.65           1.19        (0.54)        (0.04)          (0.58)
2011      15.98          0.59             0.06           0.65        (0.59)        (0.03)          (0.62)
2010      15.32          0.65             0.70           1.35        (0.64)        (0.05)          (0.69)
2009      15.74          0.64            (0.35)          0.29        (0.64)        (0.07)          (0.71)
CLASS A SHARES
2013     $16.58         $0.37            $0.14         $ 0.51       $(0.37)       $   --           (0.37)
2012      15.98          0.50             0.64           1.14        (0.50)        (0.04)          (0.54)
2011      15.95          0.55             0.06           0.61        (0.55)        (0.03)          (0.58)
2010      15.30          0.60             0.70           1.30        (0.60)        (0.05)          (0.65)
2009      15.71          0.60            (0.34)          0.26        (0.60)        (0.07)          (0.67)
CLASS C SHARES
2013     $16.67         $0.23            $0.15         $ 0.38       $(0.25)           --           (0.25)
2012      16.06          0.37             0.67           1.04        (0.39)        (0.04)          (0.43)
2011      16.03          0.42             0.07           0.49        (0.43)        (0.03)          (0.46)
2010      15.37          0.49             0.71           1.20        (0.49)        (0.05)          (0.54)
2009      15.80          0.49            (0.36)          0.13        (0.49)        (0.07)          (0.56)


                                                     RATIO OF
                                                   EXPENSES TO      RATIO OF
NET ASSET                              RATIO OF      AVERAGE     NET INVESTMENT
  VALUE,               NET ASSETS,   EXPENSES TO    NET ASSETS        INCOME      PORTFOLIO
  END OF      TOTAL       END OF       AVERAGE      (EXCLUDING      TO AVERAGE     TURNOVER
  YEAR      RETURN++    YEAR (000)    NET ASSETS     WAIVERS)      NET ASSETS        RATE
---------   --------   -----------   -----------   -----------   --------------   ---------

  $16.75       3.27%     $193,279        0.75%         0.80%           2.28%          24%
   16.62       7.59       132,639        0.75          0.83            3.31           26
   16.01       4.10       102,110        0.75          0.86            3.68           20
   15.98       8.99        84,953        0.75          0.87            4.12           14
   15.32       1.94        76,917        0.75          0.85            4.15           32

  $16.72       3.08%      $43,971        1.00%         1.05%           2.05%          24%
   16.58       7.27        55,430        1.00          1.08            3.07           26
   15.98       3.86        47,483        1.00          1.11            3.41           20
   15.95       8.67        32,485        1.00          1.12            3.85           14
   15.30       1.76        23,610        1.00          1.11            3.91           32

  $16.80       2.31%       $9,633        1.75%         1.80%           1.22%          24%
   16.67       6.54         2,311        1.75          1.83            2.24           26
   16.06       3.09           762        1.75          1.86            2.62           20
   16.03       7.89           371        1.75          1.87            3.10           14
   15.37       0.89           290        1.75          1.86            3.20           32




+    Per share data calculated using average shares method.
++   Total return excludes applicable sales charges.

     Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout Each Year
For the Years or Period Ended January 31,



                 NET ASSET               NET REALIZED      TOTAL     DIVIDENDS   DISTRIBUTIONS     TOTAL       NET ASSET
                   VALUE,       NET     AND UNREALIZED     FROM       FROM NET        FROM       DIVIDENDS       VALUE,
                 BEGINNING  INVESTMENT      GAINS       INVESTMENT   INVESTMENT   NET REALIZED      AND          END OF
                 OF PERIOD    INCOME+   ON INVESTMENTS  OPERATIONS     INCOME        GAINS      DISTRIBUTIONS    PERIOD
                 ---------  ----------  --------------  ----------  ------------ -------------  -------------   ---------
LOUISIANA TAX-FREE INCOME FUND
INSTITUTIONAL CLASS SHARES
2013               $17.09     $ 0.56        $ 0.27        $ 0.83      $ (0.55)       $(0.02)       $(0.57)        $17.35
2012*               15.00       0.62          2.03          2.65        (0.55)        (0.01)        (0.56)         17.09
CLASS A SHARES
2013               $17.08     $ 0.51        $ 0.28        $ 0.79      $ (0.50)       $(0.02)       $(0.52)        $17.35
2012*               15.00       0.58          2.02          2.60        (0.51)        (0.01)        (0.52)         17.08



                                         RATIO OF
                                        EXPENSES TO        RATIO OF
                         RATIO OF   AVERAGE NET ASSETS  NET INVESTMENT
          NET ASSETS,  EXPENSES TO      (EXCLUDING          INCOME       PORTFOLIO
  TOTAL      END OF      AVERAGE      WAIVERS AND/OR      TO AVERAGE     TURNOVER
 RETURN++  YEAR (000)   NET ASSETS    REIMBURSEMENTS)     NET ASSETS       RATE
--------- -----------  -----------  ------------------  --------------  ---------

   4.90%    $ 6,623       0.75%            1.12%             3.24%         1%
  17.98       3,758       0.75             2.16              3.85          6

   4.71%    $13,314       1.00%            1.37%             2.98%         1%
  17.65       6,899       1.00             2.28              3.60          6



+    Per share data calculated using average shares method.
++ Total return excludes applicable sales charges. Total return and portfolio turnover rates are for the period indicated and have not been annualized.
* Commenced operations February 1, 2011. Ratios for the period have been annualized.

For a Share Outstanding Throughout Each Year
For the Years or Period Ended January 31,



                 NET ASSET               NET REALIZED      TOTAL     DIVIDENDS   DISTRIBUTIONS                NET ASSET
                   VALUE,       NET     AND UNREALIZED     FROM       FROM NET        FROM                      VALUE,
                 BEGINNING  INVESTMENT      GAINS       INVESTMENT   INVESTMENT   NET REALIZED      TOTAL       END OF
                 OF PERIOD   INCOME+   ON INVESTMENTS  OPERATIONS     INCOME        GAINS         DIVIDENDS     PERIOD
                 ---------  ----------  --------------  ----------  ------------ -------------    ---------   ---------
MISSISSIPPI TAX-FREE INCOME FUND
INSTITUTIONAL CLASS SHARES
2013               $17.01     $ 0.57        $ 0.24        $ 0.81      $ (0.56)       $(0.05)       $(0.61)        $17.21
2012*               15.00       0.60          1.95          2.55        (0.53)        (0.01)        (0.54)         17.01
CLASS A SHARES
2013               $17.01     $ 0.52        $ 0.24        $ 0.76      $ (0.51)       $(0.05)       $(0.56)        $17.21
2012*               15.00       0.57          1.95          2.52        (0.50)        (0.01)        (0.51)         17.01



                                         RATIO OF
                                        EXPENSES TO        RATIO OF
                         RATIO OF   AVERAGE NET ASSETS  NET INVESTMENT
          NET ASSETS,  EXPENSES TO      (EXCLUDING          INCOME       PORTFOLIO
  TOTAL      END OF      AVERAGE      WAIVERS AND/OR      TO AVERAGE     TURNOVER
RETURN++   YEAR (000)   NET ASSETS    REIMBURSEMENTS)     NET ASSETS       RATE
--------  -----------  -----------  ------------------  --------------  ---------

   4.81%    $ 8,369       0.75%            0.91%             3.31%         7%
  17.32       7,200       0.75             1.31              3.78         22

   4.55%    $37,101       1.00%            1.16%             3.05%         7%
  17.07      23,229       1.00             1.50              3.53         22


+     Per share data calculated using average shares method.
++ Total return excludes applicable sales charges. Total return and portfolio turnover rates are for the period indicated and have not been annualized.
* Commenced operations February 1, 2011. Ratios for the period have been annualized.

For a Share Outstanding Throughout Each Year
For the Years or Period Ended January 31,



                 NET ASSET               NET REALIZED      TOTAL     DIVIDENDS   DISTRIBUTIONS                 NET ASSET
                   VALUE,       NET     AND UNREALIZED     FROM       FROM NET        FROM                       VALUE,
                 BEGINNING  INVESTMENT      GAINS       INVESTMENT   INVESTMENT   NET REALIZED      TOTAL       END OF
                 OF PERIOD     INCOME+   ON INVESTMENTS  OPERATIONS     INCOME        GAINS        DIVIDENDS    PERIOD
                 ---------  ----------  --------------  ----------  ------------ -------------  -------------   ---------
DIVERSIFIED INCOME FUND
INSTITUTIONAL CLASS SHARES
2013*              $15.00      $0.18         $0.48         $0.66       $(0.16)       $   --       $(0.16)        $15.50
CLASS A SHARES
2013*               15.00       0.23          0.42          0.65        (0.15)       $   --        (0.15)         15.50
CLASS C SHARES
2013*               15.00       0.17          0.45          0.62        (0.12)       $   --        (0.12)         15.50



                                         RATIO OF
                                        EXPENSES TO        RATIO OF
                         RATIO OF   AVERAGE NET ASSETS  NET INVESTMENT
          NET ASSETS,  EXPENSES TO      (EXCLUDING          INCOME       PORTFOLIO
  TOTAL      END OF      AVERAGE      WAIVERS AND/OR      TO AVERAGE     TURNOVER
RETURN++  PERIOD (000)  NET ASSETS    REIMBURSEMENTS)     NET ASSETS       RATE
--------  -----------  -----------  ------------------  --------------  ---------

  4.44%     $33,018       0.90%            2.77%             3.33%         9%

  4.37        3,757       1.15             4.56              4.34          9

  4.16          312       1.90             5.38              3.20          9



* Commenced operations on September 26, 2012. Ratios for the period have been annualized.
+   Per share data calculated using average shares method.
++ Total return excludes applicable sales charges. Total return and portfolio turnover rates are for the period indicated and has not been annualized.

    Amounts designated as "--" represents less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout Each Year
For the Years or Period Ended January 31,



       NET ASSET                     NET REALIZED       TOTAL      DIVIDENDS   DISTRIBUTIONS       TOTAL
         VALUE,        NET          AND UNREALIZED      FROM       FROM NET         FROM         DIVIDENDS
       BEGINNING     INVESTMENT      GAIN (LOSSES)   INVESTMENT   INVESTMENT    NET REALIZED        AND
        OF YEAR       INCOME+       ON INVESTMENTS   OPERATIONS     INCOME         GAINS       DISTRIBUTIONS
       ---------   --------------   --------------   ----------   ----------   -------------   -------------
VALUE FUND
INSTITUTIONAL CLASS SHARES
2013     $21.31        $ 0.27           $ 2.98         $ 3.25       $(0.19)       $   --          $(0.19)
2012      21.19          0.30             0.13           0.43        (0.31)           --           (0.31)
2011      17.48          0.26             3.70           3.96        (0.25)           --           (0.25)
2010      15.37          0.25             2.11           2.36        (0.25)           --           (0.25)
2009      23.44          0.27            (7.99)         (7.72)       (0.27)        (0.08)          (0.35)
CLASS A SHARES
2013     $21.23        $ 0.22           $ 2.97         $ 3.19       $(0.14)       $   --          $(0.14)
2012      21.11          0.25             0.12           0.37        (0.25)           --           (0.25)
2011      17.42          0.21             3.69           3.90        (0.21)           --           (0.21)
2010      15.31          0.21             2.11           2.32        (0.21)           --           (0.21)
2009      23.36          0.22            (7.97)         (7.75)       (0.22)        (0.08)          (0.30)
CLASS C SHARES
2013     $20.80        $ 0.05           $ 2.91         $ 2.96       $(0.02)       $   --          $(0.02)
2012      20.69          0.09             0.12           0.21        (0.10)           --           (0.10)
2011      17.07          0.06             3.63           3.69        (0.07)           --           (0.07)
2010      15.02          0.08             2.06           2.14        (0.09)           --           (0.09)
2009      22.92          0.06            (7.80)         (7.74)       (0.08)        (0.08)          (0.16)



                                                     RATIO OF
                                                   EXPENSES TO      RATIO OF
NET ASSET                              RATIO OF      AVERAGE     NET INVESTMENT
  VALUE,               NET ASSETS,   EXPENSES TO    NET ASSETS    INCOME (LOSS)   PORTFOLIO
  END OF      TOTAL       END OF       AVERAGE      (EXCLUDING      TO AVERAGE     TURNOVER
  YEAR      RETURN++    YEAR (000)    NET ASSETS     WAIVERS)      NET ASSETS        RATE
---------   --------   -----------   -----------   -----------   --------------   ---------

  $24.37      15.36%    $112,163        1.01%         1.01%           1.22%          71%
   21.31       2.05       95,450        1.03          1.03            1.44           63
   21.19      22.83       77,828        1.05          1.05            1.34           82
   17.48      15.51       65,625        1.06          1.06            1.53           85
   15.37     (33.21)      65,358        1.04          1.04            1.31           65

  $24.28      15.10%     $49,081        1.26%         1.26%           0.99%          71%
   21.23       1.80       66,167        1.28          1.28            1.17           63
   21.11      22.49       70,420        1.30          1.30            1.09           82
   17.42      15.29       57,599        1.31          1.31            1.26           85
   15.31     (33.41)      46,305        1.29          1.29            1.06           65

  $23.74      14.26%     $ 4,823        2.01%         2.01%           0.22%          71%
   20.80       1.04        4,994        2.03          2.03            0.43           63
   20.69      21.62        4,920        2.05          2.05            0.34           82
   17.07      14.34        4,439        2.06          2.06            0.52           85
   15.02     (33.85)       3,894        2.04          2.04            0.31           65

+    Per share data calculated using average shares method.
++   Total return excludes applicable sales charges.

     Amounts designated as "_" represent less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout Each Year
For the Years or Period Ended January 31,




                    NET ASSET                   NET REALIZED      TOTAL     DIVIDENDS  DISTRIBUTIONS      TOTAL
                      VALUE,         NET       AND UNREALIZED     FROM      FROM NET        FROM        DIVIDENDS
                    BEGINNING    INVESTMENT    GAINS (LOSSES)  INVESTMENT  INVESTMENT   NET REALIZED       AND
                     OF YEAR   INCOME (LOSS)+  ON INVESTMENTS  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
                    ---------  --------------  --------------  ----------  ----------  -------------  -------------
GROWTH FUND
INSTITUTIONAL CLASS SHARES
2013                  $16.87       $ 0.09          $ 2.53        $ 2.62       $(0.09)       $   --         $(0.09)
2012                   16.28        (0.01)           0.60          0.59           --            --             --
2011                   12.86         0.01            3.41          3.42           --            --             --
2010                   10.39         0.02            2.45          2.47           --            --             --
2009                   17.31        (0.02)          (6.90)        (6.92)          --            --             --
CLASS A SHARES
2013                  $16.41       $ 0.05          $ 2.45        $ 2.50       $(0.05)       $   --         $(0.05)
2012                   15.87        (0.05)           0.59          0.54           --            --             --
2011                   12.57        (0.02)           3.32          3.30           --            --             --
2010                   10.18        (0.01)           2.40          2.39           --            --             --
2009                   17.00        (0.06)          (6.76)        (6.82)          --            --             --
CLASS C SHARES
2013                  $15.01       $(0.08)         $ 2.24        $ 2.16       $   --        $   --         $   --
2012                   14.63        (0.15)           0.53          0.38           --            --             --
2011                   11.68        (0.12)           3.07          2.95           --            --             --
2010                    9.52        (0.09)           2.25          2.16           --            --             --
2009                   16.02        (0.15)          (6.35)        (6.50)          --            --             --




                                                  RATIO OF
                                                 EXPENSES TO
                                                  AVERAGE
                                                 NET ASSETS
                                                 (EXCLUDING      RATIO OF
NET ASSET                             RATIO OF     WAIVERS    NET INVESTMENT
  VALUE,               NET ASSETS,  EXPENSES TO    AND/0R      INCOME (LOSS)  PORTFOLIO
  END OF      TOTAL       END OF      AVERAGE     RECOVERED     TO AVERAGE     TURNOVER
   YEAR      RETURN++   YEAR (000)   NET ASSETS      FEES)      NET ASSETS       RATE
---------   ---------  -----------  -----------  -----------  --------------  ---------

  $19.40      15.54%    $110,640       1.03%        1.03%          0.49%         84%
   16.87       3.62       64,758       1.07(1)      1.06(1)       (0.08)         86
   16.28      26.59       52,801       1.10         1.10           0.09          81
   12.86      23.81       43,499       1.10         1.12           0.15          87
   10.39     (39.98)      35,730       1.08         1.08          (0.13)         84

  $18.86      15.22%    $ 23,581       1.07%(1)     1.28%          0.27%         84%
   16.41       3.40       30,045       1.31(1)      1.31(1)       (0.33)         86
   15.87      26.25       29,942       1.35         1.35          (0.16)         81
   12.57      23.48       22,987       1.37         1.37          (0.11)         87
   10.18     (40.12)      18,918       1.32         1.32          (0.39)         84

  $17.17      14.39%    $    456       2.03%        2.03%         (0.52)%        84%
   15.01       2.60          424       2.06(1)      2.06(1)       (1.05)         86
   14.63      25.26          447       2.10         2.10          (0.92)         81
   11.68      22.69          354       2.12         2.12          (0.83)         87
    9.52     (40.57)         333       2.08         2.08          (1.14)         84


(1) Ratio includes previously waived investment advisory fees recovered. The net expense ratio would have been lower absent the impact of the recovered fees.
+    Per share data calculated using average shares method.
++   Total return excludes applicable sales charges.

     Amounts designated as "_" represent less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout Each Year
For the Years or Period Ended January 31,



                    NET ASSET      NET      NET REALIZED      TOTAL     DIVIDENDS      TOTAL      NET ASSET
                      VALUE,   INVESTMENT  AND UNREALIZED     FROM      FROM NET     DIVIDENDS      VALUE,
                    BEGINNING    INCOME     GAIN (LOSSES)  INVESTMENT  INVESTMENT       AND         END OF
                    OF PERIOD   (LOSS)+    ON INVESTMENTS  OPERATIONS    INCOME    DISTRIBUTIONS    PERIOD
                    ---------  ----------  --------------  ----------  ----------  -------------  ---------
QUANTITATIVE LONG/SHORT FUND
INSTITUTIONAL CLASS SHARES
2013                 $15.88      $ 0.03        $ 1.68        $ 1.71      $   --       $   --        $17.59
2012                  15.37       (0.11)         0.62          0.51          --           --         15.88
2011                  12.17       (0.05)         3.25          3.20          --           --         15.37
2010                  11.33       (0.10)         0.94          0.84          --           --         12.17
2009#                 15.00          --         (3.66)        (3.66)      (0.01)       (0.01)        11.33
CLASS A SHARES
2013                 $15.75      $(0.01)       $ 1.67        $ 1.66      $   --       $   --        $17.41
2012                  15.29       (0.15)         0.61          0.46          --           --         15.75
2011                  12.13       (0.08)         3.24          3.16          --           --         15.29
2010                  11.33       (0.13)         0.93          0.80          --           --         12.13
2009#                 15.00       (0.01)        (3.66)        (3.67)         --           --         11.33
CLASS C SHARES
2013                 $15.36      $(0.14)       $ 1.63        $ 1.49      $   --       $   --        $16.85
2012                  15.02       (0.26)         0.60          0.34          --           --         15.36
2011                  12.01       (0.18)         3.19          3.01          --           --         15.02
2010                  11.29       (0.22)         0.94          0.72          --           --         12.01
2009#                 15.00       (0.04)        (3.67)        (3.71)         --           --         11.29









                                                   RATIO OF
                                                EXPENSES TO
                                                 AVERAGE NET
                                              ASSETS (EXCLUDING        RATIO OF
                             RATIO OF             WAIVERS           NET INVESTMENT
           NET ASSETS,     EXPENSES TO              AND              INCOME/(LOSS)      PORTFOLIO
  TOTAL      END OF        AVERAGE NET          RECAPTURED           TO AVERAGE         TURNOVER
RETURN++   YEAR (000)        ASSETS               FEES               NET ASSETS          RATE
--------  ------------  -----------------  --------------------    --------------       ---------

  10.77%     $49,029       1.65%(1,2,3)            1.57%                0.17%           107%
   3.32       37,938       2.03(1,2,3)             1.96                (0.70)            86
  26.29       26,518       1.75(1,2,3)             1.75                (0.35)           129
   7.41       15,922       1.92(1,3)               2.36                (0.86)           135
 (24.43)      12,881       1.77(3)                 2.29                (0.03)            47

  10.54%     $ 4,993       1.89%(1,2,3)            1.83%               (0.07)%          107%
   3.01        5,027       2.29(1,2,3)             2.22                (0.96)            86
  26.05        3,960       2.00(1,2,3)             2.00                (0.60)           129
   7.06        2,759       2.17(1,3)               2.61                (1.11)           135
 (24.47)       1,942       2.02(3)                 2.61                (0.33)            47

   9.70%     $    21       2.69%(1,2,3)            2.60%               (0.92)%          107%
   2.26           34       3.04(1,2,3)             2.97                (1.70)            86
  25.06           14       2.75(1,2,3)             2.75                (1.36)           129
   6.38           11       2.92(1,3)               3.36                (1.86)           135
 (24.73)           1       2.74(3)                 3.56                (1.08)            47


(1) Expense ratio includes the advisory fee at the annual rate of 1.20% of the Fund's average daily net assets and a performance fee adjustment, if applicable, that increases/decreases the total fee +0.40%/-0.40%. The effective advisory fee rate for the years ended January 31, 2013, 2012, 2011, and 2010 was 0.90%, 1.41%, 0.99% and 1.07%, respectively. Expense limitations are applied before giving effect to performance incentive adjustments.

(2) Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recovered fees.

(3)  Expense ratio includes interest and dividend expense related to short sales.
     Excluding such interest and dividend expense, the ratio of expenses to average net assets for the years or periods presented would be:

             Institutional Class Shares   Class A Shares     Class C Shares
2013                1.27%                    1.51%               2.31%
2012                1.88%                    2.14%               2.89%
2011                1.49%                    1.74%               2.49%
2010                1.57%                    1.82%               2.57%
2009                1.70%                    1.95%               2.67%

#    Commenced operations on September 30, 2008. Ratios for the period have been annualized.
+    Per share data calculated using average shares method.
++   Total return excludes applicable sales charge. Total return is for the period indicated and has not been annualized.

     Amounts designated as "?" are either $0 or have been rounded to $0.


For a Share Outstanding Throughout Each Year
For the Years or Period Ended January 31,



                 NET ASSET      NET       NET REALIZED      TOTAL     DIVIDENDS   DISTRIBUTIONS    TOTAL                   NET ASSET
                   VALUE,    INVESTMENT  AND UNREALIZED     FROM       FROM NET        FROM      DIVIDENDS                   VALUE,
                 BEGINNING    INCOME     GAIN (LOSSES)  INVESTMENT   INVESTMENT   NET REALIZED      AND        REDEMPTION    END OF
                  OF YEAR     (LOSS)+    ON INVESTMENTS  OPERATIONS     INCOME        GAINS     DISTRIBUTIONS     FEES        YEAR
                 ---------  ----------  --------------  ----------  ------------ -------------  -------------   ---------  ---------
BURKENROAD SMALL CAP FUND
CLASS A SHARES
2013               $38.02     $ 0.61        $ 6.93        $ 7.54       $(0.54)       $(0.38)       $(0.92)       $  --      $44.64
2012                36.84      (0.04)         3.99          3.95           --         (2.77)        (2.77)          --       38.02
2011                28.92       0.09          8.23          8.32        (0.17)        (0.23)        (0.40)          --       36.84
2010                21.42      (0.01)         7.51          7.50           --            --            --           --       28.92
2009                29.61      (0.12)        (7.68)        (7.80)          --         (0.40)        (0.40)        0.01       21.42



                                         RATIO OF
                                        EXPENSES TO        RATIO OF
                         RATIO OF   AVERAGE NET ASSETS  NET INVESTMENT
          NET ASSETS,  EXPENSES TO      (EXCLUDING       INCOME (LOSS)   PORTFOLIO
  TOTAL      END OF      AVERAGE      WAIVERS AND/OR      TO AVERAGE     TURNOVER
RETURN++   YEAR (000)   NET ASSETS    REIMBURSEMENTS)     NET ASSETS       RATE
--------  -----------  -----------  ------------------  --------------  ---------

  20.04%   $216,757       1.40%            1.42%            (0.50)%(1)     37%
  11.39      82,735       1.40             1.48             (0.10)         25
  28.78      51,688       1.40             1.53              0.29          23
  35.01      39,901       1.40             1.58             (0.05)         20
 (26.36)     23,033       1.40             1.64             (0.42)         87

(1) For the year ended January 31, 2013, Net Investment Income (Loss) per share reflects special dividends which amounted to $0.59 and $0.58 per share for Class A and Class D, respectively. Excluding the special dividends, the ratio of Net Investment Income to Average Net Assets would have been 0.04% and (0.37)% for Class A and Class D, respectively.
+    Per share data is calculated using average shares method.
++   Total return excludes applicable sales charge.

     Amounts designated as "_" represent less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout Each Year
For the Years or Period Ended January 31,


                                                                                        DISTRIBUTION
                    NET ASSET                   NET REALIZED      TOTAL     DIVIDENDS       FROM        TOTAL       NET ASSET
                      VALUE,         NET       AND UNREALIZED     FROM      FROM NET         NET      DIVIDENDS       VALUE,
                    BEGINNING    INVESTMENT    GAINS (LOSSES)  INVESTMENT  INVESTMENT     REALIZED       AND          END OF
                    OF PERIOD  INCOME (LOSS)+  ON INVESTMENTS  OPERATIONS    INCOME        GAINS     DISTRIBUTIONS    PERIOD
                    ---------  --------------  --------------  ----------  ----------  ------------- -------------   --------
DIVERSIFIED INTERNATIONAL FUND
INSTITUTIONAL CLASS SHARES
2013                  $18.59       $ 0.11          $ 2.79        $ 2.90      $(0.08)      $(0.13)      $(0.21)       $21.28
2012                   20.68         0.18           (2.03)        (1.85)      (0.12)       (0.12)       (0.24)        18.59
2011                   17.11         0.05            3.65          3.70       (0.07)       (0.06)       (0.13)        20.68
2010                   10.38         0.07            6.75          6.82       (0.09)          --        (0.09)        17.11
2009#                  15.00         0.02           (4.60)        (4.58)      (0.04)          --        (0.04)        10.38
CLASS A SHARES
2013                  $18.53       $ 0.07          $ 2.78        $ 2.85      $(0.04)      $(0.13)      $(0.17)       $21.21
2012                   20.64         0.27           (2.17)        (1.90)      (0.09)       (0.12)       (0.21)        18.53
2011                   17.09        (0.02)           3.67          3.65       (0.04)       (0.06)       (0.10)        20.64
2010                   10.38         0.01            6.76          6.77       (0.06)          --        (0.06)        17.09
2009#                  15.00           --           (4.58)        (4.58)      (0.04)          --        (0.04)        10.38
CLASS C SHARES
2013                  $18.30       $(0.07)         $ 2.71        $ 2.64      $   --       $(0.13)      $(0.13)       $20.81
2012                   20.42         0.09           (2.09)        (2.00)         --        (0.12)       (0.12)        18.30
2011                   17.00        (0.16)           3.64          3.48          --        (0.06)       (0.06)        20.42
2010                   10.37        (0.23)           6.86          6.63          --           --           --         17.00
2009#                  15.00        (0.02)          (4.59)        (4.61)      (0.02)          --        (0.02)        10.37

                                      RATIO OF
                                      EXPENSES
                                         TO
                                      AVERAGE
                                     NET ASSETS
                                     (EXCLUDING       RATIO OF
                          RATIO OF    WAIVERS)     NET INVESTMENT
           NET ASSETS,   EXPENSES TO    AND        INCOME (LOSS)  PORTFOLIO
  TOTAL      END OF       AVERAGE    RECOVERED      TO AVERAGE     TURNOVER
RETURN++    YEAR (000)   NET ASSETS    FEES         NET ASSETS      RATE
--------  ------------  -----------  -----------  --------------  ---------

  15.68%     $260,248      1.25%        1.25%          0.59%         12%
  (8.87)      155,340      1.37(1)      1.32(1)        0.96           9
  21.64        56,666      1.50(1)      1.50           0.25           3
  65.63        29,506      1.50         1.73           0.49          42
 (30.53)       12,925      1.50         2.36           0.45           2

  15.42%     $ 47,075      1.50%        1.50%          0.40%         12%
  (9.13)       27,192      1.65(1)      1.57(1)        1.38           9
  21.36        17,980      1.75(1)      1.75          (0.12)          3
  65.23         6,354      1.75         1.98           0.08          42
 (30.57)        1,753      1.75         2.74           0.11           2

  14.48%     $    307      2.25%        2.25%         (0.39)%        12%
  (9.76)          221      2.39(1)      2.32(1)        0.44           9
  20.48           170      2.50(1)      2.50          (0.87)          3
  63.96            11      2.50         2.73          (1.37)         42
 (30.77)            1      2.50         3.36          (0.62)          2

# Commenced operations on September 30, 2008. Ratios for the period have been annualized.
(1) Ratio includes previously waived investment advisory fees recovered. The net expense ratio would have been lower absent the impact of the recovered fees.
+    Per share data calculated using average shares method.
++ Total return excludes applicable sales charge. Total return and portfolio turnover rates are for the period indicated and has not been annualized.

     Amounts designated as "_" represent less than $0.01 per share, are $0 or have been rounded to $0.

                        HANCOCK HORIZON FAMILY OF FUNDS

INVESTMENT ADVISER

Horizon Advisers
One Hancock Plaza, 3rd Floor
P.O. Box 4019
Gulfport, Mississippi 39502


INVESTMENT SUB-ADVISER (DIVERSIFIED INTERNATIONAL FUND)


EARNEST Partners, LLC
1180 Peachtree Street
Suite 2300
Atlanta, Georgia 30309

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about each Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")


The SAI dated May 31, 2013 includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Funds' holdings and detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-990-2434

BY MAIL: Write to us at:
Hancock Horizon Funds
2600 Citiplace Drive, Suite 100
Baton Rouge, Louisiana 70808

BY INTERNET: www.hancockhorizonfunds.com


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


The Advisors' Inner Circle Fund II's Investment Company Act registration number is 811-07102.


                                                                 HHF-PS-001-0600

                        HANCOCK HORIZON FAMILY OF FUNDS

                                   PROSPECTUS


                                  MAY 31, 2013


                           BURKENROAD SMALL CAP FUND
                                    (HYBUX)

                                 CLASS D SHARES

                                   ADVISED BY
                                HORIZON ADVISERS
                  (AN UNINCORPORATED DIVISION OF HANCOCK BANK)

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       THE ADVISORS' INNER CIRCLE FUND II

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                  PAGE


FUND SUMMARY ..................................................... 1
     INVESTMENT OBJECTIVE ........................................ 1
     FUND FEES AND EXPENSES ...................................... 2
     PRINCIPAL INVESTMENT STRATEGY ............................... 3
     PRINCIPAL RISKS ............................................. 3
     PERFORMANCE INFORMATION ..................................... 3
     INVESTMENT ADVISER .......................................... 4
     PORTFOLIO MANAGERS .......................................... 4
     PURCHASE AND SALE OF FUND SHARES ............................ 4
     TAX INFORMATION ............................................. 5
     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
          INTERMEDIARIES ......................................... 5
MORE INFORMATION ABOUT FUND INVESTMENTS .......................... 6
MORE INFORMATION ABOUT RISK ...................................... 6
INFORMATION ABOUT PORTFOLIO HOLDINGS ............................. 7
INVESTMENT ADVISER ............................................... 7
PORTFOLIO MANAGERS ............................................... 8
PURCHASING AND SELLING FUND SHARES ............................... 9
OTHER POLICIES ................................................... 12
DISTRIBUTION OF FUND SHARES ...................................... 15
SHAREHOLDER SERVICING ARRANGEMENTS ............................... 15
PAYMENTS TO FINANCIAL INTERMEDIARIES ............................. 15
DIVIDENDS AND DISTRIBUTIONS ...................................... 16
TAXES ............................................................ 16
FINANCIAL HIGHLIGHTS ............................................. 18
HOW TO OBTAIN MORE INFORMATION ABOUT THE
     HANCOCK HORIZON FAMILY OF FUNDS ............................. Back Cover

BURKENROAD SMALL CAP FUND

INVESTMENT OBJECTIVE

The Burkenroad Small Cap Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class D Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


--------------------------------------------------------------------------------
                                                               CLASS D SHARES
--------------------------------------------------------------------------------
Management Fees                                                     0.95%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                           0.25%
--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------
     Shareholder Servicing Fees                                     0.25%
--------------------------------------------------------------------------------
     Other Operating Expenses                                       0.22%
                                                                    -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                1.67%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                                 (0.02%)
Reimbursements                                                      -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After                          1.65%
Fee Reductions and/or Expense
Reimbursements(1)
--------------------------------------------------------------------------------

(1) Horizon Advisers (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired funds fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.65% of the Fund's Class D Shares' average daily net assets until May 31, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 31, 2014.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    -- 1 --

--------------------------------------------------------------------------------
                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                     $168         $525        $905         $1,975
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY


Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of companies with small capitalizations located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small capitalization companies to be those with market capitalizations that fall within or below the current range of companies in either the Russell 2000 Index or the S&P Small Cap 600 Index, or below the three year average maximum market cap of companies in either Index as of January 31 of the three preceding years. As of January 31, 2013, the market capitalization ranges for the Russell 2000 Index and the S&P Small Cap 600 Index were approximately $33 million to $5.3 billion, and $89 million to $3.3 billion, respectively.

The Fund's investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Adviser intends to utilize Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and quantitative analysis in its investment decision making. The BURKENROAD REPORTS (the "Reports") is an educational program on investment research in which selected students at Tulane University's A.B. Freeman School of Business participate. The program is designed to teach the students how to produce objective investment research by studying publicly-held companies located in the Deep South. The Reports focus on companies that traditionally have not been followed by Wall Street analysts. The Reports are based on publicly available reports, company visits and meetings with top management.


The Adviser independently verifies the information contained within the Reports and considers, but does not rely exclusively on, the Reports in making investment decisions for the Fund. The Fund will regularly invest in companies other than those covered by the Burkenroad Reports, and may not own shares of all of the companies covered by the Reports. The Fund and Horizon Advisers are NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name "Burkenroad" from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operations of the Fund.

In selecting securities, the Adviser primarily considers sales and expense trends, market position, historic and expected earnings and dividends. The Adviser will diversify the Fund's securities across industry sectors. The Adviser continually monitors the Fund's portfolio and may sell a

                                    -- 2 --
security when it achieves a designated price target, there is a fundamental change in the security's prospects or better investment opportunities become available.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on small capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.

The Fund's concentration of investments in securities of companies located or doing business in Alabama, Louisiana, Mississippi, Florida, Georgia and Texas subjects the Fund to economic conditions and government policies within those states. As a result, the Fund will be more susceptible to factors that adversely affect companies located or doing business in those states than a mutual fund that does not have as great a concentration in those states.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Class D Shares' performance from year to year and by showing how the Fund's Class D Shares' average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www. hancockhorizonfunds.com.


                              -----------------------
                              2003            34.64%
                              -----------------------
                              2004            24.37%
                              -----------------------
                              2005             6.30%
                              -----------------------
                              2006            16.65%
                              -----------------------
                              2007             2.73%
                              -----------------------
                              2008           (25.13)%
                              -----------------------
                              2009            31.63%
                              -----------------------
                              2010            20.76%
                              -----------------------
                              2011             6.36%
                              -----------------------
                              2012            17.31%
                              -----------------------




                                    -- 3 --

                         -------------------------------
                         BEST QUARTER      WORST QUARTER
                         -------------------------------
                           20.91%            (23.73%)
                         -------------------------------
                         (06/30/03)         (12/31/08)
                         -------------------------------


The performance information shown above is based on a calendar year. The Fund's performance from 1/1/13 to 3/31/13 was 14.66%.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       SINCE INCEPTION
BURKENROAD SMALL CAP FUND -- CLASS D SHARES                   1 YEAR      5 YEARS      10 YEARS      (DECEMBER 31, 2001)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                                     17.31%      8.23%        12.22%             10.97%
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                     16.69%      7.78%        11.97%             10.71%
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF         11.46%      7.02%        10.94%             9.80%
FUND SHARES
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000([R]) INDEX (REFLECTS NO DEDUCTION FOR FEES,      16.35%      3.56%        9.72%              6.55%
EXPENSES, OR TAXES)
------------------------------------------------------------------------------------------------------------------------------------
LIPPER([R]) SMALL-CAP CORE FUNDS CLASSIFICATION               14.74%      3.28%        9.42%              6.29%
------------------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGERS

John Portwood, CFA, Director of Trust Investments and Chief Investment Strategist, joined the Adviser in 1998 and has served on the portfolio team for the Fund since its inception.

David Lundgren Jr., CFA, Director of Equities and Research, joined the Adviser in 1998 and has served on the portfolio team for the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES


To purchase Class D Shares of the Fund for the first time, you must invest at least $1,000. Subsequent investments in the Fund must be made in amounts of at least $100.

The Funds' shares are redeemable. If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund


                                    -- 4 --
directly by mail (Hancock Horizon Fund-Transfer Agent: 2600 Citiplace Drive, Suite 100, Baton Rouge, LA 70808).

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.


TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

                                    -- 5 --

MORE INFORMATION ABOUT FUND INVESTMENTS


The investment objective of the Fund is long-term capital appreciation. The investment objective of the Fund is fundamental and cannot be changed without shareholder approval.


The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation.

The prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the principal investments and strategies described in this prospectus, the Fund may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the Fund's SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as investments that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to

                                    -- 6 --
fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership at real estate, such as the following: declines in property values; increases in property taxes, operating expenses, rising interest or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of a Fund. Accordingly, a Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share at the REITs' operating expenses, in addition to paying Fund expenses.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/horizon. The information will generally remain available until replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's SAI for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT ADVISER

Horizon Advisers (the "Adviser"), an unincorporated division of Hancock Bank formed in 2001, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at One Hancock Plaza, 3rd Floor, Gulfport, Mississippi 39502. As of March 31, 2013, the Adviser managed approximately $1.8 billion in assets while the Adviser and Hancock Bank managed approximately $5.5 billion in assets.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's respective investment program. The Board of Trustees of the Trust (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.95% based on the average daily net assets of the Fund. The Adviser has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.65% of the Fund's Class D Shares' average daily net assets until May 31, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the total annual fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior expense reimbursements made during the preceding three-year period during which this agreement was in place. For the fiscal year ended January 31, 2013, the Adviser received


                                    -- 7 --
advisory fees (after fee reductions) from the Fund as a percentage of its average daily net assets of 0.93%.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's Semi-Annual Report to Shareholders dated July 31, 2013, which will cover the period from February 1, 2013 to July 31, 2013.


PORTFOLIO MANAGERS


John Portwood, CFA, serves as Director of Trust Investments and Chief Investment Strategist of the Adviser and is responsible for overseeing the management of the Fund. He is also responsible for overseeing the management of the Hancock Horizon Core Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, Hancock Horizon Quantitative Long/Short Fund and Hancock Horizon Diversified Income Fund, which are offered in a separate prospectus. He has more than 41 years of investment experience.

David Lundgren Jr., CFA, serves as Director of Equities and Research of the Adviser and is responsible for the day-to-day management of the Fund. He is also responsible for the management of the Hancock Horizon Growth Fund and Hancock Horizon Value Fund, which are offered in a separate prospectus. Prior to joining Hancock Bank in 1998, Mr. Lundgren served in a similar capacity for First Commerce Corporation. He has more than 23 years of investment experience.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Fund. Hancock Bank and its affiliates also may receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee, payable from the Fund's assets, of 0.03% of the Fund's average daily net assets.


DISTRIBUTION AND SERVICING (12B-1) FEES. The Trust has adopted a plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows Class D Shares of the Fund to pay distribution and other fees for the sale of its Class D Shares and for services provided to Class D shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


To the extent that Class D Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc. ("H.I.S., Inc."), those entities may receive the distribution and servicing fees, payable from the Fund's assets, applicable to that class of shares.

                                    -- 8 --

H.I.S., Inc., a member of the Financial Industry Regulatory Authority ("FINRA") and the Securities Investor Protection Corporation, is a wholly-owned brokerage subsidiary of Hancock Bank.


TRANSFER AGENCY SERVICES. Hancock Bank serves as the transfer agent and dividend disbursing agent for the Fund. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class for the first ten classes and $17,500 per class for any additional classes.

SHAREHOLDER SERVICING FEES. To the extent that Class D Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive shareholder servicing fees, payable from the Fund's assets, of up to 0.25% of the Fund's average daily net assets attributable to Class D Shares.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Class D Shares of the Fund.

The Fund does not generally accept investments by non-U.S.persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") and Hancock Bank are open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

The Fund reserves the right to reject any specific purchase order. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). For you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays.

                                    -- 9 --

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


You may buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary, you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.


Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Fund with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Fund's Board, these methods are implemented through the Fund's Fair Value Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.



                                    -- 10 --

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM PURCHASES


To purchase Class D Shares of the Fund for the first time, you must invest at least $1,000. Your subsequent investments in the Fund must be made in amounts of at least $100. The Fund may accept initial and subsequent investments of smaller amounts in its sole discretion.


SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase Class D Shares automatically through regular deductions from your account in amounts of at least $100 per month.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, requests to sell shares must be made in writing. Such requests should be mailed to:

Hancock Horizon Funds -- Transfer Agent
2600 Citiplace Drive -- Suite 100
Baton Rouge, LA 70808

Your redemption will be processed the same day it is received in good order by the transfer agent. Please note that under certain circumstances, described below, a written request to sell shares may also require a signature guarantee. Questions related to selling Fund shares should be directed to the transfer agent at 1-800-990-2434.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $100,000 or more of your shares, send your sale proceeds to a third-party or you close an account with a value over $100,000, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). Additionally, a signature guaranteed letter from you is required if your account registration has changed in the previous 30 days, if funds are being sent to an address other than the address of record, or if the check is made payable to someone other than the account holder.

The sale price of each share will be the NAV next determined after the Fund receives your request.


                                    -- 11 --

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE ("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED, WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE.

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise or for the protection of the Fund's remaining shareholders the Fund may pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $1,000 you may be required to sell your shares. The Fund will generally provide at least 60 days' written notice to allow you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF RIGHT TO SELL SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Fund's SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategy, triggering the recognition of

                                    -- 12 --
taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund invests in small cap securities which often trade in lower volumes and may be less liquid, the fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include the following:

     o Shareholders are restricted from making more than 1 "round trip" into or out of the Fund per quarter. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

                                    -- 13 --

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, or for institutional investors, certain corporate information, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be received and your order will be processed at the NAV next determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by

                                    -- 14 --
governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan that allows Class D Shares of the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees as a maximum annual percentage of Class D Shares' average daily net assets, are 0.25% .

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group

                                    -- 15 --
annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and distributes its net investment income, if any, annually. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds, or your investment professional or institution, in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

INVESTORS SHOULD CONSULT A TAX ADVISOR REGARDING SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, at least annually. The dividends and distributions investors receive may be subject to federal, state, and local taxation, depending upon an investor's tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income rates. Long-term capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have owned your shares. Distributions investors receive from the Fund may be taxable whether or not an investor reinvests them or elects to receive them in cash.


Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the maximum federal tax rate of 20% (lower rates apply to


                                    -- 16 --
individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. The Fund will notify you as to how much of your distributions, if any, will qualify for the reduced tax rate.


Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Fund shares).

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the first-in, first-out method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                                    -- 17 --

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about Class D Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

The information provided below has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2013 Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-990-2434.














                                    -- 18 --

For a Share Outstanding Throughout Each Year

For the Years Ended January 31,





           NET                  NET REALIZED                                                                             NET
          ASSET                       AND            TOTAL     DIVIDENDS     DISTRIBUTIONS                              ASSET
          VALUE,        NET       UNREALIZED         FROM      FROM NET        FROM NET       TOTAL                     VALUE,
        BEGINNING   INVESTMENT   GAINS (LOSSES)   INVESTMENT   INVESTMENT      REALIZED    DIVIDENDS AND    REDEMPTION   END
         OF YEAR  INCOME (LOSS)+ ON INVESTMENTS    OPERATIONS    INCOME          GAINS      DISTRIBUTIONS      FEES     OF YEAR
------------------------------------------------------------------------------------------------------------------------------------
BURKENROAD SMALL CAP FUND
CLASS D SHARES
2013     $37.21     $ 0.43         $ 6.85          $ 7.28       $(0.45)       $(0.38)          $(0.83)        $   --      $43.66
2012     $36.20     $(0.13)        $ 3.91          $ 3.78       $   --        $(2.77)          $(2.77)        $   --      $37.21
2011     $28.44     $ 0.02         $ 8.07          $ 8.09       $(0.10)       $(0.23)          $(0.33)        $   --      $36.20
2010     $21.12     $(0.08)        $ 7.40          $ 7.32       $   --        $   --           $   --         $   --      $28.44
2009     $29.26     $(0.20)        $(7.55)         $(7.75)      $   --        $(0.40)          $(0.40)        $ 0.01      $21.12






                                               RATIO OF
                                               EXPENSES
                                              TO AVERAGE       RATIO OF
                      NET                      NET ASSETS         NET
                    ASSETS,     RATIO OF      (EXCLUDING      INVESTMENT
                      END       EXPENSES        WAIVERS      INCOME (LOSS)   PORTFOLIO
         TOTAL      OF YEAR    TO AVERAGE       AND/OR        TO AVERAGE    TURNOVER
        RETURN++     (000)     NET ASSETS   REIMBURSEMENTS)   NET ASSETS      RATE
--------------------------------------------------------------------------------------
BURKENROAD SMALL CAP FUND
CLASS D SHARES
2013     19.76%     $16,973       1.65%          1.67%            1.09%(1)      37%
2012     11.12%     $10,818       1.65%          1.73%           (0.36)%        25%
2011     28.44%     $ 8,531       1.65%          1.78%            0.07%         23%
2010     34.66%     $ 6,402       1.65%          1.83%           (0.30)%        20%
2009    (26.50)%    $ 5,016       1.65%          1.88%           (0.70)%        87%



(1) For the year ended January 31, 2013, Net Investment Income (Loss) per share reflects special dividends which amounted to $0.58 per share for Class D. Excluding the special dividends, the ratio of Net Investment Income to Average Net Assets would have been (0.37)% for Class D.

+    Per share is data calculated using average shares method.

++   Total return excludes applicable sales charges.


Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

                        HANCOCK HORIZON FAMILY OF FUNDS

INVESTMENT ADVISER

Horizon Advisers
One Hancock Plaza, 3rd Floor
P.O. Box 4019
Gulfport, Mississippi 39502

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")


The SAI dated May 31, 2013 includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain information from the Fund's portfolio managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-990-2434

BY MAIL: Write to us at:
Hancock Horizon Funds
2600 Citiplace Drive, Suite 100
Baton Rouge, Louisiana 70808

BY INTERNET: www.hancockhorizonfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


The Advisors' Inner Circle Fund II's Investment Company Act registration number is 811-07102.


                                                                 HHF-PS-005-0600

                                   PROSPECTUS

                        HANCOCK HORIZON FAMILY OF FUNDS


                                  MAY 31, 2013


                          GOVERNMENT MONEY MARKET FUND
                                (TICKER: HHAXX)

                                 CLASS A SHARES

                                   ADVISED BY
                                HORIZON ADVISERS
                  (AN UNINCORPORATED DIVISION OF HANCOCK BANK)

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       THE ADVISORS' INNER CIRCLE FUND II

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                  PAGE


FUND SUMMARY ..................................................... 1
     INVESTMENT OBJECTIVE ........................................ 1
     FUND FEES AND EXPENSES ...................................... 1
     PRINCIPAL INVESTMENT STRATEGY ............................... 2
     PRINCIPAL RISKS ............................................. 2
     PERFORMANCE INFORMATION ..................................... 3
     INVESTMENT ADVISER .......................................... 3
     PORTFOLIO MANAGER ........................................... 3
     PURCHASE AND SALE OF FUND SHARES ............................ 4
     TAX INFORMATION ............................................. 4
     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
          INTERMEDIARIES ......................................... 4
MORE INFORMATION ABOUT RISK ...................................... 5
MORE INFORMATION ABOUT FUND INVESTMENTS .......................... 5
INFORMATION ABOUT PORTFOLIO HOLDINGS ............................. 5
INVESTMENT ADVISER ............................................... 6
PORTFOLIO MANAGER ................................................ 6
PURCHASING, SELLING AND EXCHANGING FUND SHARES ................... 7
DISTRIBUTION OF FUND SHARES ...................................... 10
OTHER POLICIES ................................................... 10
SHAREHOLDER SERVICING ARRANGEMENTS ............................... 12
PAYMENTS TO FINANCIAL INTERMEDIARIES ............................. 12
DIVIDENDS AND DISTRIBUTIONS ...................................... 13
TAXES ............................................................ 13
FINANCIAL HIGHLIGHTS ............................................. 14
HOW TO OBTAIN MORE INFORMATION ABOUT THE
     HANCOCK HORIZON FAMILY OF FUNDS ............................. Back Cover

GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE


The Government Money Market Fund (the "Fund") seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


--------------------------------------------------------------------------------
                                                             CLASS A SHARES
--------------------------------------------------------------------------------
Management Fees                                                  0.40%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                        0.25%
--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------
     Shareholder Servicing Fees                                  0.25%
     Other Operating Expenses                                    0.18%
                                                                 -----
--------------------------------------------------------------------------------
Total Other Expenses                                             0.43%
                                                                 -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                          1.08%
--------------------------------------------------------------------------------

(1) Horizon Advisers (the "Adviser") has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.08% of the Fund's Class A Shares' average daily net assets until May 31, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) day's prior written notice to the Trust, effective as of the close of business on May 31, 2014.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                    ----------------------------------------------
                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
                    ----------------------------------------------
                     $110        $343         $595         $1,317
                    ----------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its assets in obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments. This investment policy can be changed by the Fund upon 60 days' notice to shareholders. The securities in which the Fund invests may include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

The Fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which governs the operations of money market funds. Accordingly, for example the Fund will have an average dollar-weighted maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, and will only acquire securities that have a remaining maturity of 397 days (about 13 months) or less, at the time of purchase. The Adviser actively adjusts the average maturity of the Fund in response to its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INTEREST RATE RISK -- Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Accordingly, an investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK -- Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Thus, the Fund is subject to the risk that an issuer may be unable to pay interest and principal when due, and the value of a security may decline if the issuer defaults or if its credit quality deteriorates.

COUNTERPARTY RISK -- The Fund may enter into repurchase agreements where a financial institution (a "counterparty") sells the Fund securities and agrees to repurchase them at an agreed-upon date and price. The Fund is subject to the risk that a counterparty could default and/or fail to honor the terms of its agreement.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for 1, 5 and 10 years and since inception. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to January 8, 2009, the Fund invested exclusively in, and from January 8, 2009 to March 8, 2009, the Fund invested at least 80% of its assets in short-term money market instruments issued by the U.S. Treasury and backed by its full faith and credit, and repurchase agreements involving such obligations. As a result, the performance shown below for periods prior to March 8, 2009 may have differed had the Fund's current investment strategy been in effect during those periods. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.

                              ------------------
                              2003         0.08%
                              ------------------
                              2004         0.29%
                              ------------------
                              2005         2.01%
                              ------------------
                              2006         3.81%
                              ------------------
                              2007         3.75%
                              ------------------
                              2008         0.83%
                              ------------------
                              2009         0.01%
                              ------------------
                              2010         0.01%
                              ------------------
                              2011         0.01%
                              ------------------
                              2012         0.01%
                              ------------------

                         -------------------------------
                         BEST QUARTER      WORST QUARTER
                         -------------------------------
                            1.03%             (0.00%)
                         -------------------------------
                         (12/31/06)         (03/31/10)
                         -------------------------------

The performance information shown above is based on a calendar year. The Fund's performance from 1/1/13 to 3/31/13 was 0.00%.


Call 1-800-990-2434 for the Fund's current 7-day yield.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012


----------------------------------------------------------------------------------------------------------------
                                                                                           SINCE INCEPTION
GOVERNMENT MONEY MARKET FUND -- CLASS A SHARES      1 YEAR      5 YEARS      10 YEARS      (MAY 31, 2000)
----------------------------------------------------------------------------------------------------------------
FUND RETURNS                                         0.01%       0.17%        1.07%             1.38%
----------------------------------------------------------------------------------------------------------------



INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGER

Jeffery Tanguis, Director of Fixed Income, joined the Adviser in 2005 and has managed the Fund since 2005.

PURCHASE AND SALE OF FUND SHARES

To purchase Class A Shares of the Fund for the first time, you must invest at least $1,000. Subsequent investments in the Fund must be made in amounts of at least $50.

For Hancock Bank customers investing in Class A Shares of the Fund through a cash management account, Hancock Bank may require cash management account customers to maintain minimum banking account levels in order to participate in the cash management account program. The minimum levels are subject to the terms of your cash management account agreement with Hancock Bank. In general, however, if your banking account falls below the minimum amount, your shares in the Fund may be redeemed or you may be charged additional fees.


The Fund's shares are redeemable. If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares.


TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, interest rates, or companies may not anticipate actual market or interest rate movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

FIXED INCOME RISK -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

MORE INFORMATION ABOUT FUND INVESTMENTS

The prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the principal investments and strategies described in this prospectus, the Fund may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies are described in the Fund's Statement of Additional Information and may include:
(i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; (iv) obligations of foreign governments; and (v) fully-collateralized repurchase agreements.

INFORMATION ABOUT PORTFOLIO HOLDINGS


The Fund publishes a complete list of its portfolio holdings on a monthly basis, five (5) business days after the end of the month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet by clicking the link "Money Market Funds Monthly Portfolio Holdings" at http://aicfundholdings.com. The information will generally remain available until replaced by new portfolio holdings information as described above. Please consult the Fund's SAI for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT ADVISER


Horizon Advisers (the "Adviser"), an unincorporated division of Hancock Bank formed in 2001, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at One Hancock Plaza, 3rd Floor, Gulfport, Mississippi 39502. The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of the Trust (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

As of March 31, 2013, the Adviser managed approximately $1.8 billion in assets while the Adviser and Hancock Bank managed approximately $5.5 billion in assets. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.40% based on the average daily net assets of the Fund. The Adviser has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.08% of the Fund's Class A Shares' average daily net assets until May 31, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the total annual fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. In addition, the Adviser has voluntarily agreed to further reduce its fee and/or reimburse certain expenses in order to keep the Fund's one-day net income yield from falling below 0.01%. For the fiscal year ended January 31, 2013, the Fund did not pay any advisory fees to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's Semi-Annual Report to Shareholders dated July 31, 2013, which covers the period from February 1, 2013 to July 31, 2013.


PORTFOLIO MANAGER


Jeffery Tanguis serves as Director of Fixed Income of the Adviser and is responsible for the day-to-day management of the Fund. He is also responsible for the management of the Hancock Horizon Core Bond Fund, Hancock Horizon Louisiana Tax-Free Income Fund and Hancock Horizon Mississippi Tax-Free Income Fund, which are offered in a separate prospectus. Prior to joining Hancock Bank in 2005, Mr. Tanguis served as the Senior Fixed Income Manager at Hibernia National Bank from 1987 to 2005. He has more than 26 years of investment experience.


The SAI provides additional information about the portfolio manager's compensation, other accounts managed and ownership of Fund shares.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Fund. Hancock Bank and its affiliates also may receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee, payable from the Fund's assets, of 0.03% of the Fund's average daily net assets.


DISTRIBUTION AND SERVICING (12B-1) FEES. The Trust has adopted a plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows Class A Shares of the Fund to pay distribution and other fees for the sale of its Class A Shares and for services provided to Class A shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


To the extent that Class A Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc. ("H.I.S., Inc."), those entities may receive the distribution and servicing fees, payable from the Fund's assets, applicable to that class of shares.


H.I.S., Inc., a member of the Financial Industry Regulatory Authority ("FINRA") and the Securities Investor Protection Corporation, is a wholly-owned brokerage subsidiary of Hancock Bank.


TRANSFER AGENCY SERVICES. Hancock Bank serves as the transfer agent and dividend disbursing agent for the Fund. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class for the first ten classes and $17,500 per class for any additional classes.

SHAREHOLDER SERVICING FEES. To the extent that Class A Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive shareholder servicing fees, payable from the Fund's assets, of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares of the Fund. The Fund offers Class A Shares only to investment professionals and financial institutions investing for their own or their customers' accounts. You may be eligible to purchase other classes of shares of the Fund, which are offered in separate prospectuses. However, you may only purchase a class of shares that your financial institution or investment professional sells or services. Your financial institution or investment professional can tell you which class of shares is available to you.


The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that Hancock Bank and either the New York Stock Exchange (the "NYSE") or the Federal Reserve are open for business (a "Business Day").

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of 12:00 p.m., Eastern Time. For you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) in proper form before 12:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays --the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Fund with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

MINIMUM PURCHASES

The minimum investment in Class A Shares of the Fund for the first time is $1,000. Subsequent investments in the Fund must be made in amounts of at least $50. The Fund may accept initial and subsequent investments of smaller amounts in its sole discretion.

For Hancock Bank customers investing in Class A Shares of the Fund through a cash management account, Hancock Bank may require cash management account customers to maintain minimum banking account levels in order to participate in the cash management account program. The minimum levels are subject to the terms of your cash management account agreement with Hancock Bank. In general, however, if your banking account falls below the minimum amount, your shares in the Fund may be redeemed or you may be charged additional fees.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

The Fund generally calculates its NAV using the amortized cost method of valuation, to account for any premiums or discounts above or below the face value of any securities that it buys. The Fund's NAV will normally be at $1.00 per share.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The sale price of each share will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE ("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED, WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE.

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise or for the protection of the Fund's remaining shareholders the Fund may pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY SALES OF SHARES


If an investor's account balance drops below $1,000 or the minimum level required by your cash management agreement, you may be required to sell your shares. The Fund will generally provide at least 60 days' written notice to allow you time to add to your account and avoid the involuntary redemption of your shares.


SUSPENSION OF RIGHT TO SELL SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Fund's SAI.

HOW TO EXCHANGE YOUR SHARES

You may exchange Class A Shares of any Hancock Horizon Fund for Class A Shares of any other Hancock Horizon Fund. You may exchange shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES


The Fund has adopted a distribution plan that allows Class A Shares of the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees for Class A Shares, as a maximum annual percentage of the Fund's average daily net assets, are 0.25%.


OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Adviser has informed the Board that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions of Fund shares.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, or for institutional investors, certain corporate information, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be received and your order will be processed at the NAV next determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the Fund's Class A Shares' average daily net assets. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. Shareholders on the Fund's record date will be entitled to receive the distribution.

Dividends and distributions are paid in the form of additional Fund shares unless an election is made to receive payment in cash. To elect cash payment, a shareholder must notify the Fund, or the investment professional or institution, in writing prior to the date of the distribution. The election will be effective for dividends and distributions paid after receipt of the written notice. The election can be canceled by simply sending written notice to the Fund.

TAXES

INVESTORS SHOULD CONSULT A TAX ADVISOR REGARDING SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, at least annually. The dividends and distributions investors receive may be subject to federal, state and local taxation, depending upon an investor's tax situation. The Fund's net investment income and net short-term capital gains are distributed as dividends and are taxable at ordinary income rates. Long-term capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have owned your shares. Distributions investors receive from the Fund may be taxable whether or not an investor reinvests them or elects to receive them in cash.

Each sale or exchange of Fund shares may be a taxable event. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. For tax purposes, an exchange of Fund shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Fund shares).

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about Class A Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2013 Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-990-2434.

For a Share Outstanding Throughout Each Year

For the Years Ended January 31,


          NET                    NET REALIZED                     DIVIDENDS
         ASSET                       AND           TOTAL            FROM
         VALUE,       NET         UNREALIZED        FROM             NET
       BEGINNING   INVESTMENT   GAINS (LOSSES)   INVESTMENT       INVESTMENT        TOTAL
        OF YEAR      INCOME     ON INVESTMENTS   OPERATIONS         INCOME        DIVIDENDS
---------------------------------------------------------------------------------------------
CLASS A SHARES
2013     $ 1.00       $  --           $ --           $  --           $   --           $ --
2012     $ 1.00       $  --           $ --           $  --           $   --           $ --
2011     $ 1.00       $  --           $ --           $  --           $   --           $ --
2010     $ 1.00       $  --           $ --           $  --           $   --           $ --
2009     $ 1.00       $0.01           $ --           $0.01           $ (0.01)       $(0.01)



                                                    RATIO OF
                                                    EXPENSES
                                                   TO AVERAGE    RATIO OF
         NET                 NET                    NET ASSETS     NET
        ASSET              ASSETS,     RATIO OF    (EXCLUDING   INVESTMENT
        VALUE,               END       EXPENSES     WAIVERS      INCOME     PORTFOLIO
         END      TOTAL    OF YEAR    TO AVERAGE     AND/OR     TO AVERAGE   TURNOVER
      OF YEAR    RETURN     (000)     NET ASSETS REIMBURSEMENTS) NET ASSETS    RATE
--------------------------------------------------------------------------------------
CLASS A SHARES
2013    $ 1.00    0.01%   $ 351,108      0.15%        1.08%        0.01%        n/a
2012    $ 1.00    0.01%   $ 295,004      0.13%        1.09%        0.01%        n/a
2011    $ 1.00    0.01%   $ 298,165      0.25%        1.12%        0.01%        n/a
2010    $ 1.00    0.01%   $ 271,739      0.41%        1.11%        0.01%        n/a
2009    $ 1.00    0.65%   $ 243,952      0.96%        1.10%        0.68%        n/a




Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

                        HANCOCK HORIZON FAMILY OF FUNDS

INVESTMENT ADVISER
Horizon Advisers
One Hancock Plaza, 3rd Floor
P.O. Box 4019
Gulfport, Mississippi 39502

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")


The SAI, dated May 31, 2013 includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain information from the Fund's portfolio manager about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-990-2434

BY MAIL: Write to us at:
Hancock Horizon Funds
2600 Citiplace Drive, Suite 100
Baton Rouge, Louisiana 70808

BY INTERNET: www.hancockhorizonfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


The Advisors' Inner Circle Fund II's Investment Company Act registration number is 811-07102.


                                                                 HHF-PS-004-0600

                                   PROSPECTUS

                        HANCOCK HORIZON FAMILY OF FUNDS


                                  MAY 31, 2013


                          GOVERNMENT MONEY MARKET FUND
                                (TICKER: HTRXX)


                           INSTITUTIONAL CLASS SHARES


                                   ADVISED BY
                                HORIZON ADVISERS
                  (AN UNINCORPORATED DIVISION OF HANCOCK BANK)

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       THE ADVISORS' INNER CIRCLE FUND II

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                 PAGE


FUND SUMMARY ..................................................... 1
     INVESTMENT OBJECTIVE ........................................ 1
     FUND FEES AND EXPENSES ...................................... 1
     PRINCIPAL INVESTMENT STRATEGY ............................... 2
     PRINCIPAL RISKS ............................................. 2
     PERFORMANCE INFORMATION ..................................... 2
     INVESTMENT ADVISER .......................................... 3
     PORTFOLIO MANAGER ........................................... 3
     PURCHASE AND SALE OF FUND SHARES ............................ 3
     TAX INFORMATION ............................................. 4
     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
          INTERMEDIARIES ......................................... 4
MORE INFORMATION ABOUT RISK ...................................... 5
MORE INFORMATION ABOUT FUND INVESTMENTS .......................... 5
INFORMATION ABOUT PORTFOLIO HOLDINGS ............................. 5
INVESTMENT ADVISER ............................................... 5
PORTFOLIO MANAGER ................................................ 6
PURCHASING, SELLING AND EXCHANGING FUND SHARES ................... 7
OTHER POLICIES ................................................... 9
SHAREHOLDER SERVICING ARRANGEMENTS ............................... 11
PAYMENTS TO FINANCIAL INTERMEDIARIES ............................. 11
DIVIDENDS AND DISTRIBUTIONS ...................................... 12
TAXES ............................................................ 12
FINANCIAL HIGHLIGHTS ............................................. 13
HOW TO OBTAIN MORE INFORMATION ABOUT THE
     HANCOCK HORIZON FAMILY OF FUNDS ............................. Back Cover

GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE


The Government Money Market Fund (the "Fund") seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


--------------------------------------------------------------------------------
                                                  INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
Management Fees                                             0.40%
--------------------------------------------------------------------------------
Other Expenses                                              0.18%
                                                            -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                     0.58%
--------------------------------------------------------------------------------

(1) Horizon Advisers (the "Adviser") has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.58% of the Fund's Institutional Class Shares' average daily net assets until May 31, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety
     (90) day's prior written notice to the Trust, effective as of the close of business on May 31, 2014.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                    ----------------------------------------------
                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
                    ----------------------------------------------
                     $59         $186         $324         $726
                    ----------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its assets in obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments. This investment policy can be changed by the Fund upon 60 days' notice to shareholders. The securities in which the Fund invests may include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

The Fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which governs the operations of money market funds. Accordingly, for example the Fund will have an average dollar-weighted maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, and will only acquire securities that have a remaining maturity of 397 days (about 13 months) or less, at the time of purchase. The Adviser actively adjusts the average maturity of the Fund in response to its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INTEREST RATE RISK -- Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Accordingly, an investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK -- Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Thus, the Fund is subject to the risk that an issuer may be unable to pay interest and principal when due, and the value of a security may decline if the issuer defaults or if its credit quality deteriorates.

COUNTERPARTY RISK -- The Fund may enter into repurchase agreements where a financial institution (a "counterparty") sells the Fund securities and agrees to repurchase them at an agreed-upon date and price. The Fund is subject to the risk that a counterparty could default and/or fail to honor the terms of its agreement.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for 1, 5 and 10 years and since inception. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to January 8, 2009, the Fund invested exclusively in, and from January 8, 2009 to March 8, 2009, the Fund invested at least 80% of its assets in short-term money market instruments issued by the U.S. Treasury and backed by its full faith and credit, and repurchase agreements involving such obligations. As a result, the performance shown below for periods prior to March 8, 2009 may have differed had the Fund's current investment strategy been in effect during those periods. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.


                              ---------------
                              2003      0.50%
                              ---------------
                              2004      0.72%
                              ---------------
                              2005      2.52%
                              ---------------
                              2006      4.33%
                              ---------------
                              2007      4.27%
                              ---------------
                              2008      1.26%
                              ---------------
                              2009      0.01%
                              ---------------
                              2010      0.01%
                              ---------------
                              2011      0.01%
                              ---------------
                              2012      0.01%
                              ---------------

                         -------------------------------
                         BEST QUARTER      WORST QUARTER
                         -------------------------------
                            1.16%             0.00%
                         -------------------------------
                          (12/31/06)         (3/31/10)
                         -------------------------------

The performance information shown above is based on a calendar year. The Fund's performance from 1/1/13 to 3/31/13 was 0.00%.


Call 1-800-990-2434 for the Fund's current 7-day yield.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012

------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND -- INSTITUTIONAL CLASS                                             SINCE INCEPTION
SHARES                                                   1 YEAR      5 YEARS      10 YEARS      (MAY 31, 2000)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS                                              0.01%       0.26%        1.35%             1.70%
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGER

Jeffery Tanguis, Director of Fixed Income, joined the Adviser in 2005 and has managed the Fund since 2005.

PURCHASE AND SALE OF FUND SHARES

The Fund offers Institutional Class Shares only to investment professionals and financial institutions investing for their own or their customers' accounts.


The Fund's shares are redeemable. If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, interest rates, or companies may not anticipate actual market or interest rate movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

FIXED INCOME RISK -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

MORE INFORMATION ABOUT FUND INVESTMENTS

The prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the principal investments and strategies described in this prospectus, the Fund may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies are described in the Fund's Statement of Additional Information and may include:
(i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; (iv) obligations of foreign governments; and (v) fully-collateralized repurchase agreements.

INFORMATION ABOUT PORTFOLIO HOLDINGS


The Fund publishes a complete list of its portfolio holdings on a monthly basis, five (5) business days after the end of the month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet by clicking the link "Money Market Funds Monthly Portfolio Holdings" at http://aicfundholdings.com. The information will generally remain available until replaced by new portfolio holdings information as described above. Please consult the Fund's SAI for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


INVESTMENT ADVISER


Horizon Advisers (the "Adviser"), an unincorporated division of Hancock Bank formed in 2001, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at One Hancock Plaza, 3rd Floor, Gulfport, Mississippi 39502. The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the

Fund's investment program. The Board of Trustees of the Trust (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

As of March 31, 2013, the Adviser managed approximately $1.8 billion in assets while the Adviser and Hancock Bank managed approximately $5.5 billion in assets. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.40% based on the average daily net assets of the Fund. The Adviser has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.58% of the Fund's Institutional Class Shares' average daily net assets until May 31, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the total annual fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. In addition, the Adviser has voluntarily agreed to further reduce its fee and/or reimburse certain expenses in order to keep the Fund's one-day net income yield from falling below 0.01% . For the fiscal year ended January 31, 2013, the Fund did not pay any advisory fees to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's Semi-Annual Report to Shareholders dated July 31, 2013, which covers the period from February 1, 2013 to July 31, 2013.


PORTFOLIO MANAGER


Jeffery Tanguis serves as Director of Fixed Income of the Adviser and is responsible for the day-to-day management of the Fund. He is also responsible for the management of the Hancock Horizon Core Bond Fund, Hancock Horizon Louisiana Tax-Free Income Fund and Hancock Horizon Mississippi Tax-Free Income Fund, which are offered in a separate prospectus. Prior to joining Hancock Bank in 2005, Mr. Tanguis served as the Senior Fixed Income Manager at Hibernia National Bank from 1987 to 2005. He has more than 26 years of investment experience.


The SAI provides additional information about the portfolio manager's compensation, other accounts managed and ownership of Fund shares.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Fund. Hancock Bank and its affiliates also may receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee, payable from the Fund's assets, of 0.03% of the Fund's average daily net assets.

TRANSFER AGENCY SERVICES. Hancock Bank serves as the transfer agent and dividend disbursing agent for the Fund. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class for the first ten classes and $17,500 per class for any additional classes.

PURCHASING, SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Class Shares of the Fund. The Fund offers Institutional Class Shares only to investment professionals and financial institutions investing for their own or their customers' accounts. You may be eligible to purchase other classes of shares of the Fund, which are offered in separate prospectuses. However, you may only purchase a class of shares that your financial institution or investment professional sells or services. Your financial institution or investment professional can tell you which class of shares is available to you.


The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that Hancock Bank and either the New York Stock Exchange (the "NYSE") or the Federal Reserve are open for business (a "Business Day").

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of 12:00 p.m., Eastern Time. For you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) in proper form before 12:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays --the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


You may buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary, you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.


Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Fund with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

The Fund generally calculates its NAV using the amortized cost method of valuation, to account for any premiums or discounts above or below the face value of any securities that it buys. The Fund's NAV will normally be at $1.00 per share.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The sale price of each share will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE ("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED, WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE.

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise or for the protection of the Fund's remaining shareholders the Fund may pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

SUSPENSION OF RIGHT TO SELL SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Fund's SAI.

HOW TO EXCHANGE YOUR SHARES

You may exchange Institutional Class Shares of any Hancock Horizon Fund for Institutional Class Shares of any other Hancock Horizon Fund. You may exchange shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.


TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.


OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Adviser has informed the Board that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions of Fund shares.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, or for institutional investors, certain corporate information, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be received and your order will be processed at the NAV next determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. Shareholders on the Fund's record date will be entitled to receive the distribution.

Dividends and distributions are paid in the form of additional Fund shares unless an election is made to receive payment in cash. To elect cash payment, a shareholder must notify the Fund, or the investment professional or institution, in writing prior to the date of the distribution. The election will be effective for dividends and distributions paid after receipt of the written notice. The election can be canceled by simply sending written notice to the Fund.

TAXES

INVESTORS SHOULD CONSULT A TAX ADVISOR REGARDING SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, at least annually. The dividends and distributions investors receive may be subject to federal, state and local taxation, depending upon an investor's tax situation. The Fund's net investment income and net short-term capital gains are distributed as dividends and are taxable at ordinary income rates. Long-term capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have owned your shares. Distributions investors receive from the Fund may be taxable whether or not an investor reinvests them or elects to receive them in cash.

Each sale or exchange of Fund shares may be a taxable event. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. For tax purposes, an exchange of Fund shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Fund shares).

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about Institutional Class Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2013 Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-990-2434.

For a Share Outstanding Throughout Each Year

For the Years Ended January 31,


                NET                    NET REALIZED                 DIVIDENDS
               ASSET                       AND            TOTAL        FROM
               VALUE,       NET         UNREALIZED        FROM          NET
             BEGINNING   INVESTMENT   GAINS (LOSSES)   INVESTMENT   INVESTMENT          TOTAL
              OF YEAR      INCOME     ON INVESTMENTS   OPERATIONS     INCOME          DIVIDENDS
-------------------------------------------------------------------------------------------------
2013          $  1.00      $    --        $  --          $    --     $     --         $     --
2012          $  1.00      $    --        $  --          $    --     $     --         $     --
2011          $  1.00      $    --        $  --          $    --     $     --         $     --
2010          $  1.00      $    --        $  --          $    --     $     --         $     --
2009          $  1.00      $  0.01        $  --          $  0.01     $  (0.01)        $  (0.01)





                                                             RATIO OF
                                                             EXPENSES
                                                            TO AVERAGE      RATIO OF
               NET                 NET                      NET ASSETS        NET
              ASSET              ASSETS,      RATIO OF      (EXCLUDING     INVESTMENT
              VALUE,               END        EXPENSES      WAIVERS         INCOME     PORTFOLIO
               END      TOTAL    OF YEAR     TO AVERAGE      AND/OR        TO AVERAGE   TURNOVER
             OF YEAR   RETURN     (000)      NET ASSETS    REIMBUREMENT)   NET ASSETS     RATE
------------------------------------------------------------------------------------------------
2013         $  1.00     0.01%    $101,794       0.15%        0.58%        0.01%         n/a
2012         $  1.00     0.01%    $145,908       0.13%        0.59%        0.01%         n/a
2011         $  1.00     0.01%    $115,244       0.24%        0.62%        0.01%         n/a
2010         $  1.00     0.01%    $104,366       0.42%        0.61%        0.01%         n/a
2009         $  1.00     1.04%    $110,321       0.57%        0.60%        1.12%         n/a







Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

                        HANCOCK HORIZON FAMILY OF FUNDS

INVESTMENT ADVISER

Horizon Advisers
One Hancock Plaza, 3rd Floor
P.O. Box 4019
Gulfport, Mississippi 39502

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")


The SAI, dated May 31, 2013 includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain information from the Fund's portfolio manager about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-990-2434

BY MAIL: Write to us at:
Hancock Horizon Funds
2600 Citiplace Drive, Suite 100
Baton Rouge, Louisiana 70808

BY INTERNET: www.hancockhorizonfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


The Advisors' Inner Circle Fund II's Investment Company Act registration number is 811-07102.


                                                                 HHF-PS-002-0600

                                   PROSPECTUS

                        HANCOCK HORIZON FAMILY OF FUNDS


                                  MAY 31, 2013


                          GOVERNMENT MONEY MARKET FUND
                                (TICKER: HHIXX)

                        INSTITUTIONAL SWEEP CLASS SHARES

                                   ADVISED BY
                                HORIZON ADVISERS
                  (AN UNINCORPORATED DIVISION OF HANCOCK BANK)

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       THE ADVISORS' INNER CIRCLE FUND II

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                  PAGE


FUND SUMMARY ..................................................... 1
     INVESTMENT OBJECTIVE ........................................ 1
     FUND FEES AND EXPENSES ...................................... 1
     PRINCIPAL INVESTMENT STRATEGY ............................... 2
     PRINCIPAL RISKS ............................................. 2
     PERFORMANCE INFORMATION ..................................... 3
     INVESTMENT ADVISER .......................................... 4
     PORTFOLIO MANAGER ........................................... 4
     PURCHASE AND SALE OF FUND SHARES ............................ 4
     TAX INFORMATION ............................................. 4
     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
          INTERMEDIARIES ......................................... 4
MORE INFORMATION ABOUT RISK ...................................... 5
MORE INFORMATION ABOUT FUND INVESTMENTS .......................... 5
INFORMATION ABOUT PORTFOLIO HOLDINGS ............................. 5
INVESTMENT ADVISER ............................................... 5
PORTFOLIO MANAGER ................................................ 6
PURCHASING AND SELLING FUND SHARES ............................... 7
OTHER POLICIES ................................................... 9
SHAREHOLDER SERVICING ARRANGEMENTS ............................... 10
PAYMENTS TO FINANCIAL INTERMEDIARIES ............................. 10
DIVIDENDS AND DISTRIBUTIONS ...................................... 11
TAXES ............................................................ 11
FINANCIAL HIGHLIGHTS ............................................. 13
HOW TO OBTAIN MORE INFORMATION ABOUT THE
     HANCOCK HORIZON FAMILY OF FUNDS ............................. Back Cover

GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE


The Government Money Market Fund (the "Fund") seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Sweep Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


--------------------------------------------------------------------------------
                                             INSTITUTIONAL SWEEP CLASS SHARES
--------------------------------------------------------------------------------
Management Fees                                          0.40%
--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------
     Shareholder Servicing Fees                          0.25%
--------------------------------------------------------------------------------
     Other Operating Expenses                            0.18%
                                                         -----
--------------------------------------------------------------------------------
Total Other Expenses                                     0.43%
                                                         -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                  0.83%
--------------------------------------------------------------------------------

(1) Horizon Advisers (the "Adviser") has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.83% of the Fund's Institutional Sweep Class Shares' average daily net assets until May 31, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety
     (90) day's prior written notice to the Trust, effective as of the close of business on May 31, 2014.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


               ----------------------------------------------
               1 YEAR      3 YEARS      5 YEARS      10 YEARS
               ----------------------------------------------
                $85         $265         $460         $1,025
               ----------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its assets in obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments. This investment policy can be changed by the Fund upon 60 days' notice to shareholders. The securities in which the Fund invests may include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

The Fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which governs the operations of money market funds. Accordingly, for example the Fund will have an average dollar-weighted maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, and will only acquire securities that have a remaining maturity of 397 days (about 13 months) or less, at the time of purchase. The Adviser actively adjusts the average maturity of the Fund in response to its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INTEREST RATE RISK -- Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Accordingly, an investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK -- Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Thus, the Fund is subject to the risk that an issuer may be unable to pay interest and principal when due, and the value of a security may decline if the issuer defaults or if its credit quality deteriorates.

COUNTERPARTY RISK -- The Fund may enter into repurchase agreements where a financial institution (a "counterparty") sells the Fund securities and agrees to repurchase them at an agreed-upon date and price. The Fund is subject to the risk that a counterparty could default and/or fail to honor the terms of its agreement.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for 1, 5 and 10 years and since inception. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to January 8, 2009, the Fund invested exclusively in, and from January 8, 2009 to March 8, 2009, the Fund invested at least 80% of its assets in short-term money market instruments issued by the U.S. Treasury and backed by its full faith and credit, and repurchase agreements involving such obligations. As a result, the performance shown below for periods prior to March 8, 2009 may have differed had the Fund's current investment strategy been in effect during those periods. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.


                              ------------------
                              2003         0.25%
                              ------------------
                              2004         0.47%
                              ------------------
                              2005         2.26%
                              ------------------
                              2006         4.07%
                              ------------------
                              2007         4.01%
                              ------------------
                              2008         1.03%
                              ------------------
                              2009         0.01%
                              ------------------
                              2010         0.01%
                              ------------------
                              2011         0.01%
                              ------------------
                              2012         0.01%
                              ------------------

                         --------------------------------
                         BEST QUARTER       WORST QUARTER
                         --------------------------------
                            1.10%              0.00%
                         --------------------------------
                         (12/31/06)         (03/31/11)
                         --------------------------------

The performance information shown above is based on a calendar year. The Fund's performance from 1/1/13 to 3/31/13 was 0.00%.


Call 1-800-990-2434 for the Fund's current 7-day yield.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012


----------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND --                                             SINCE INCEPTION
INSTITUTIONAL SWEEP CLASS SHARES      1 YEAR      5 YEARS      10 YEARS      (MAY 31, 2000)
----------------------------------------------------------------------------------------------
FUND RETURNS                          0.01%       0.21%        1.20%              1.53%
----------------------------------------------------------------------------------------------

INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGER

Jeffery Tanguis, Director of Fixed Income, joined the Adviser in 2005 and has managed the Fund since 2005.

PURCHASE AND SALE OF FUND SHARES

The Fund offers Institutional Sweep Class Shares only to investors participating in cash sweep and cash management programs offered through the Hancock Bank Trust & Financial Services Group.

Hancock Bank may require cash management account customers to maintain minimum banking account levels in order to participate in the cash management account program. The minimum levels are subject to the terms of your cash management account agreement with Hancock Bank. In general, however, if your banking account falls below the minimum amount, your shares in the Fund may be redeemed or you may be charged additional fees.


The Fund's shares are redeemable. Shareholders may redeem shares by following procedures established when they opened their account or accounts.


TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, interest rates, or companies may not anticipate actual market or interest rate movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

FIXED INCOME RISK -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

MORE INFORMATION ABOUT FUND INVESTMENTS

The prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the principal investments and strategies described in this prospectus, the Fund may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies are described in the Fund's Statement of Additional Information and may include:
(i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; (iv) obligations of foreign governments; and (v) fully-collateralized repurchase agreements.

INFORMATION ABOUT PORTFOLIO HOLDINGS


The Fund publishes a complete list of its portfolio holdings on a monthly basis, five (5) business days after the end of the month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet by clicking the link "Money Market Funds Monthly Portfolio Holdings" at http://aicfundholdings.com. The information will generally remain available until replaced by new portfolio holdings information as described above. Please consult the Fund's SAI for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


INVESTMENT ADVISER


Horizon Advisers (the "Adviser"), an unincorporated division of Hancock Bank formed in 2001, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at One Hancock Plaza, 3rd Floor, Gulfport, Mississippi 39502. The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of the Trust (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

As of March 31, 2013, the Adviser managed approximately $1.8 billion in assets while the Adviser and Hancock Bank managed approximately $5.5 billion in assets. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.40% based on the average daily net assets of the Fund. The Adviser has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.83% of the Fund's Institutional Sweep Class Shares' average daily net assets until May 31, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the total annual fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. In addition, the Adviser has voluntarily agreed to further reduce its fee and/or reimburse certain expenses in order to keep the Fund's one-day net income yield from falling below 0.01% . For the fiscal year ended January 31, 2013, the Fund did not pay any advisory fees to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's Semi-Annual Report to Shareholders dated July 31, 2013, which covers the period from February 1, 2013 to July 31, 2013.


PORTFOLIO MANAGER


Jeffery Tanguis serves as Director of Fixed Income of the Adviser and is responsible for the day-to-day management of the Fund. He is also responsible for the management of the Hancock Horizon Core Bond Fund, Hancock Horizon Louisiana Tax-Free Income Fund and Hancock Horizon Mississippi Tax-Free Income Fund, which are offered in a separate prospectus. Prior to joining Hancock Bank in 2005, Mr. Tanguis served as the Senior Fixed Income Manager at Hibernia National Bank from 1987 to 2005. He has more than 26 years of investment experience.


The SAI provides additional information about the portfolio manager's compensation, other accounts managed and ownership of Fund shares.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Fund. Hancock Bank and its affiliates also may receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee, payable from the Fund's assets, of 0.03% of the Fund's average daily net assets.

TRANSFER AGENCY SERVICES. Hancock Bank serves as the transfer agent and dividend disbursing agent for the Fund. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class for the first ten classes and $17,500 per class for any additional classes.

SHAREHOLDER SERVICING FEES. To the extent that Institutional Sweep Class Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc. ("H.I.S., Inc."), those entities may receive shareholder servicing fees, payable from the Fund's assets, of up to 0.25% of the Fund's average daily net assets attributable to Institutional Sweep Class Shares.


H.I.S., Inc., a member of the Financial Industry Regulatory Authority ("FINRA") and the Securities Investor Protection Corporation, is a wholly-owned brokerage subsidiary of Hancock Bank.


PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Sweep Class Shares of the Fund. The Fund offers Institutional Sweep Class Shares only to investors participating in cash sweep and cash management programs offered through the Hancock Bank Trust & Financial Services Group.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.

HOW TO PURCHASE FUND SHARES

You may buy shares through accounts with investment professionals and financial institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that Hancock Bank and either the New York Stock Exchange (the "NYSE") or the Federal Reserve are open for business (a "Business Day").

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of 12:00 p.m., Eastern Time. For you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) in proper form before 12:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays --the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

The Fund generally calculates its NAV using the amortized cost method of valuation, to account for any premiums or discounts above or below the face value of any securities that it buys. The Fund's NAV will normally be at $1.00 per share.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following procedures established when they opened their account or accounts. If you have questions, call 1-800-990-2434.

The sale price of each share will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE ("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED, WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE.

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise or for the protection of the Fund's remaining shareholders the Fund may pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY SALES OF SHARES

If an investor's account balance drops below the minimum level required by your cash management account agreement with Hancock Bank because of redemptions, you may be required to sell your shares. The Fund will generally provide at least 60 days' written notice to allow you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF RIGHT TO SELL SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Fund's SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.


OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Adviser has informed the Board that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions of Fund shares.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, or for institutional investors, certain corporate information, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be received and your order will be processed at the NAV next determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the Fund's Institutional Sweep Class Shares' average daily net assets. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any shareholder servicing payments that are reflected in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. Shareholders on the Fund's record date will be entitled to receive the distribution.

Dividends and distributions are paid in the form of additional Fund shares unless an election is made to receive payment in cash. To elect cash payment, a shareholder must notify the Fund, or the investment professional or institution, in writing prior to the date of the distribution. The election will be effective for dividends and distributions paid after receipt of the written notice. The election can be canceled by simply sending written notice to the Fund.

TAXES

INVESTORS SHOULD CONSULT A TAX ADVISOR REGARDING SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, at least annually. The dividends and distributions investors receive may be subject to federal, state and local taxation, depending upon an investor's tax situation. The Fund's net investment income and net short-term capital gains are distributed as dividends and are taxable at ordinary income rates. Long-term capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have owned your shares. Distributions investors receive from the Fund may be taxable whether or not an investor reinvests them or elects to receive them in cash.

Each sale or exchange of Fund shares may be a taxable event. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. For tax purposes, an exchange of Fund shares for shares of another Fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Fund shares).

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about Institutional Sweep Class Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2013 Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-990-2434.

For a Share Outstanding Throughout Each Year

For the Years Ended January 31,


            NET                    NET REALIZED                     DIVIDENDS                       NET
           ASSET                        AND             TOTAL         FROM                         ASSET
           VALUE,         NET        UNREALIZED         FROM           NET                         VALUE,
         BEGINNING    INVESTMENT   GAINS (LOSSES)     INVESTMENT    INVESTMENT        TOTAL         END       TOTAL
          OF YEAR       INCOME     ON INVESTMENTS     OPERATIONS      INCOME        DIVIDENDS     OF YEAR    RETURN
-----------------------------------------------------------------------------------------------------------------------
2013      $1.00         $  --          $ --             $  --         $  --           $   --        $1.00       0.01%
2012      $1.00         $  --          $ --             $  --         $  --           $   --        $1.00       0.01%
2011      $1.00         $  --          $ --             $  --         $  --           $   --        $1.00       0.01%
2010      $1.00         $  --          $ --             $  --         $  --           $   --        $1.00       0.01%
2009      $1.00         $0.01          $ --             $0.01         $(0.01)         $(0.01)       $1.00       0.83%





                                   RATIO OF
                                   EXPENSES         RATIO OF
           NET                    TO AVERAGE           NET
         ASSETS,     RATIO OF     NET ASSETS       INVESTMENT
           END       EXPENSES     (EXCLUDING         INCOME      PORTFOLIO
         OF YEAR    TO AVERAGE   WAIVERS AND/OR    TO AVERAGE    TURNOVER
          (000)     NET ASSETS   REIMBURSEMENTS)   NET ASSETS      RATE
---------------------------------------------------------------------------
2013     $120,259      0.15%         0.83%           0.01%         n/a
2012     $139,064      0.13%         0.84%           0.01%         n/a
2011     $115,733      0.24%         0.85%           0.01%         n/a
2010     $ 60,131      0.41%         0.86%           0.01%         n/a
2009     $ 64,711      0.79%         0.85%           0.87%         n/a






Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

                        HANCOCK HORIZON FAMILY OF FUNDS

INVESTMENT ADVISER

Horizon Advisers
One Hancock Plaza, 3rd Floor
P.O. Box 4019
Gulfport, Mississippi 39502

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")


The SAI, dated May 31, 2013 includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain information from the Fund's portfolio manager about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-990-2434

BY MAIL: Write to us at:
Hancock Horizon Funds
2600 Citiplace Drive, Suite 100
Baton Rouge, Louisiana 70808

BY INTERNET: www.hancockhorizonfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


The Advisors' Inner Circle Fund II's Investment Company Act registration number is 811-07102.


                                                                 HHF-PS-003-0600

                      STATEMENT OF ADDITIONAL INFORMATION

                       THE ADVISORS' INNER CIRCLE FUND II


                                  MAY 31, 2013


                              INVESTMENT ADVISER:
                                HORIZON ADVISERS
                                (THE "ADVISER")


This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the Hancock Horizon Family of Funds. This SAI is incorporated by reference into and should be read in conjunction with the Funds' prospectuses, each dated May 31, 2013. Capitalized terms not defined herein are defined in the prospectuses. This SAI relates to the following series of the Trust (each, a "Fund" and collectively, the "Funds"):


                  HANCOCK HORIZON GOVERNMENT MONEY MARKET FUND
                          (Institutional Class: HTRXX)
                                (Class A: HHAXX)
                       (Institutional Sweep Class: HHIXX)


                         HANCOCK HORIZON CORE BOND FUND
                          (Institutional Class: HHBTX)
                                (Class A: HHBAX)
                                (Class C: HHBCX)

                 HANCOCK HORIZON LOUISIANA TAX-FREE INCOME FUND
                          (Institutional Class: HHLTX)
                                (Class A: HHLAX)
                                (Class C: HHLCX)

                HANCOCK HORIZON MISSISSIPPI TAX-FREE INCOME FUND
                          (Institutional Class: HHMTX)
                                (Class A: HIMAX)
                                (Class C: HAMCX)

                    HANCOCK HORIZON DIVERSIFIED INCOME FUND
                          (Institutional Class: HHIIX)
                                (Class A: HHIAX)
                                (Class C: HHICX)


                           HANCOCK HORIZON VALUE FUND
                          (Institutional Class: HHGTX)
                                (Class A: HHGAX)
                                (Class C: HHGCX)

                          HANCOCK HORIZON GROWTH FUND
                          (Institutional Class: HHRTX)
                                (Class A: HHRAX)
                                (Class C: HHRCX)

                  HANCOCK HORIZON QUANTITATIVE LONG/SHORT FUND
                          (Institutional Class: HHQTX)
                                (Class A: HHQAX)
                                (Class C: HHQCX)


                   HANCOCK HORIZON BURKENROAD SMALL CAP FUND
                                (Class A: HHBUX)
                                (Class D: HYBUX)


                 HANCOCK HORIZON DIVERSIFIED INTERNATIONAL FUND
                          (Institutional Class: HHDTX)
                                (Class A: HHDAX)
                                (Class C: HHDCX)

The financial statements with respect to the Funds for the fiscal year ended January 31, 2013, including notes thereto and the report of Ernst & Young LLP thereon, as contained in the 2013 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectuses or Annual Report free of charge by writing to the Trust at Hancock Horizon Funds, 2600 Citiplace Drive, Suite 100, Baton Rouge, Louisiana 70808, or by calling the Funds at 1-800-990-2434.


                               TABLE OF CONTENTS

                                                                            PAGE

THE FUNDS AND THE TRUST .....................................................  1
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS .............................  2
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS ....................... 12
INVESTMENT LIMITATIONS ...................................................... 37
THE ADVISER, TRANSFER AGENT AND CUSTODIANS .................................. 43
THE SUB-ADVISER ............................................................. 47
THE PORTFOLIO MANAGERS ...................................................... 48
THE ADMINISTRATOR ........................................................... 49
THE DISTRIBUTOR ............................................................. 52
PAYMENTS TO FINANCIAL INTERMEDIARIES ........................................ 53
SHAREHOLDER SERVICES ........................................................ 54
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................... 55
LEGAL COUNSEL ............................................................... 55
TRUSTEES AND OFFICERS OF THE TRUST .......................................... 55
PURCHASING SHARES ........................................................... 66
REDEEMING SHARES ............................................................ 66
DETERMINATION OF NET ASSET VALUE ............................................ 66
TAXES ....................................................................... 67
FUND TRANSACTIONS ........................................................... 76
PORTFOLIO HOLDINGS .......................................................... 79
DESCRIPTION OF SHARES ....................................................... 81
SHAREHOLDER LIABILITY ....................................................... 81
LIMITATION OF TRUSTEES' LIABILITY ........................................... 81
CODES OF ETHICS ............................................................. 81
PROXY VOTING ................................................................ 82
5% AND 25% SHAREHOLDERS ..................................................... 82
APPENDIX A -- DESCRIPTION OF RATINGS ........................................A-1
APPENDIX B -- ADVISER PROXY VOTING POLICIES AND PROCEDURES ..................B-1
APPENDIX C -- SUB-ADVISER PROXY VOTING POLICIES AND PROCEDURES ..............C-1




May 31, 2013                                                     HHF-SX-001-0600

THE FUNDS AND THE TRUST


GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 24, 1992, as amended and restated February 18, 2004 and August 10, 2004 and amended May 15, 2012. Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in some or all of the following classes: Institutional Sweep Class Shares, Institutional Class Shares, Class A Shares, Class C Shares and Class D Shares. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectuses. For more information on shareholder servicing and distribution expenses, see the "Distributor" and "Shareholder Services" sections of this SAI. The Funds are currently offered in the following classes of shares:

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FUNDS                                              CLASSES
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Government Money Market Fund              Institutional/Institutional
                                          Sweep/A
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Core Bond Fund                            Institutional/A/C
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Louisiana Tax-Free Income Fund            Institutional/A/C
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Mississippi Tax-Free Income Fund          Institutional/A/C
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Diversified Income Fund                   Institutional/A/C
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Value Fund                                Institutional/A/C
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Growth Fund                               Institutional/A/C
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Quantitative Long/Short Fund              Institutional/A/C
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Burkenroad Small Cap Fund                 A/D
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Diversified International Fund            Institutional/A/C
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Each Fund, except for the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund, is diversified, as that term is defined in the Investment Company Act of 1940, as amended (the "1940

Act"). Each share of each Fund represents an equal proportionate interest in that Fund. SEE "Description of Shares."


NON-DIVERSIFICATION. The Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund are each classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended, which means that a relatively high percentage of assets of the Funds may be invested in obligations of a limited number of issuers. The value of the shares of the Funds may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. Each Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").


VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate each Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.


Any series of the Trust created on or after February 18, 2004 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.


INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

Each Fund's respective investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. For a description of certain permitted investments discussed below, see "Description of Permitted Investments and Risk Factors" in this SAI.

GOVERNMENT MONEY MARKET FUND

The Fund's investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

Under normal circumstances, the Fund invests at least 80% of its assets in obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S.

government, its agencies or instrumentalities, and repurchase agreements secured by such instruments. This investment policy can be changed by the Fund upon 60 days' notice to shareholders. The securities in which the Fund invests may include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

In addition, the Fund may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies are described in detail in "Description of Permitted Investments and Risk Factors" sections of this SAI Information and may include: (i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; (iv) obligations of foreign governments; and (v) fully-collateralized repurchase agreements.

The Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the operations of money market funds. Accordingly, for example the Fund will have an average dollar-weighted maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, and will only acquire securities that have a remaining maturity of 397 days (about 13 months) or less, at the time of purchase. Horizon Advisers (the "Adviser") actively adjusts the average maturity of the Fund in response to its outlook on various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

The Fund will use its best efforts to maintain a constant net asset value of $1.00 per share. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is classified as a "diversified" investment company under the 1940 Act.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

CORE BOND FUND

The Core Bond Fund seeks to provide total return through current income and capital appreciation, consistent with the preservation of capital. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.


Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in: (i) fixed income obligations issued by the U.S. Treasury; (ii) fixed income obligations issued by U.S. government agencies; (iii) mortgage-backed securities; and (iv) U.S. corporate debt that is rated investment grade or higher, i.e., rated in one of the four highest rating categories by an NRSRO, at the time of purchase, or, if not rated, determined to be of comparable quality by the Adviser. Additional fixed income securities in which the Fund may invest consist of: (i) privately issued mortgage-backed securities; (ii) obligations issued by the Canadian government; (iii) asset-backed securities; (iv) guaranteed investment contracts ("GICs"); (v) bank investment contracts ("BICs"); (vi) zero coupon obligations;
(vii) floating or variable rate instruments; (viii) money market securities;
(ix) convertible securities; (x) restricted securities; (xi) collateralized mortgage-backed securities ("CMOs"); and (xii) other investment companies. This investment policy may be changed by the Fund upon at least 60 days' written notice to shareholders. As an alternative to directly investing in securities in these asset classes, the Fund may also invest in other investment companies, including mutual funds, closed-end funds and exchange-traded funds ("ETFs") to gain exposure to fixed-income markets. The Fund's fixed income investments are primarily of investment grade, but may at times include securities rated below investment grade (high yield or "junk" bonds). The Fund may enter into repurchase agreements with respect to any of the foregoing and purchase securities subject to swaps, caps, floors and collars.


Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

Normally, the Fund will maintain a dollar-weighted average portfolio maturity of five to fifteen years. There are no restrictions on the maturity of any single instrument.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

LOUISIANA TAX-FREE INCOME FUND

The Louisiana Tax-Free Income Fund's investment objective is current income exempt from both federal income tax and Louisiana personal income tax. There can be no assurance that the Fund will be able to achieve its investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from federal and Louisiana income tax. This investment policy may not be changed without shareholder approval. While the Fund intends to invest primarily in municipal bonds of Louisiana issuers, securities of issuers located outside of Louisiana that are exempt from both federal and Louisiana income tax are included for purposes of the 80% test. The Fund may invest up to 35% of its total assets in municipal securities issued by U.S. territories.

The types of municipal securities that the Fund may invest in include, without limitation, state and local general obligation bonds (bonds whose payments are typically backed by the taxing power of the municipal issuer) and revenue bonds (bonds whose payments are backed by revenue from a particular source). The Fund may also invest in other municipal securities including, without limitation, industrial development bonds, bond anticipation notes, tax anticipation notes, municipal lease obligations, certificates of participation and tax exempt commercial paper. In addition, the Fund may invest in securities of investment companies, including exchange-traded funds ("ETFs"), pending direct investment in municipal securities. The Fund intends to invest in investment grade municipal bonds (rated in one of the four highest rating categories by at least one rating agency), but also may invest up to 15% of its net assets in municipal bonds rated below investment grade (high yield or "junk" bonds). Although the Fund intends to invest substantially all of its assets in tax-free securities, the Fund may invest up to 20% of its net assets in securities that pay interest subject to the federal alternative minimum tax and in securities that pay taxable interest. The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. The Fund, however, will satisfy the asset diversification tests to be treated as a regulated investment company.

In selecting investments for the Fund, the Adviser employs a value-oriented strategy to identify higher yielding bonds that offer a greater potential for above average returns. When making investment decisions, the Adviser seeks to leverage its knowledge of Louisiana issues and issuers to gain a competitive advantage in the selection of undervalued bonds. Although the Adviser intends to invest Fund assets across a variety of municipal securities, the Fund may have significant positions in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities). The Adviser may sell a bond it deems to have deteriorating credit quality or limited upside potential as compared to other investments.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

MISSISSIPPI TAX-FREE INCOME FUND

The Mississippi Tax-Free Income Fund's investment objective is current income exempt from both federal income tax and Mississippi personal income tax. There can be no assurance that the Fund will be able to achieve its investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from federal and Mississippi income tax. This investment policy may not be changed without shareholder approval. While the Fund intends to invest primarily in municipal bonds of Mississippi issuers, securities of issuers located outside of Mississippi that are exempt from both federal and Mississippi income tax are included for purposes of the 80% test. The Fund may also invest up to 35% of its total assets in municipal securities issued by U.S. territories.

The types of municipal securities that the Fund may invest in include, without limitation, state and local general obligation bonds (bonds whose payments are typically backed by the taxing power of the municipal issuer) and revenue bonds (bonds whose payments are backed by revenue from a particular source). The Fund may also invest in other municipal securities including, without limitation, industrial development bonds, bond anticipation notes, tax anticipation notes, municipal lease obligations, certificates of participation and tax exempt commercial paper. In addition, the Fund may invest in securities of investment companies, including exchange-traded funds ("ETFs"), pending direct investment in municipal securities. The Fund intends to invest in investment grade municipal bonds (rated in one of the four highest rating categories by at least one rating agency), but also may invest up to 15% of its net assets in municipal bonds rated below investment grade (high yield or "junk" bonds). Although the Fund intends to invest substantially all of its assets in tax-free securities, the Fund may invest up to 20% of its net assets in securities that pay interest subject to the federal alternative minimum tax and in securities that pay taxable interest. The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. The Fund, however, will satisfy the asset diversification tests to be treated as a regulated investment company.

In selecting investments for the Fund, Horizon Advisers (the "Adviser") employs a value-oriented strategy to identify higher yielding bonds that offer a greater potential for above average returns. When making investment decisions, the Adviser seeks to leverage its knowledge of Mississippi issues and issuers to gain a competitive advantage in the selection of undervalued bonds. Although the Adviser intends to invest Fund assets across a variety of municipal securities, the Fund may have significant positions in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities). The Adviser may sell a bond it deems to have deteriorating credit quality or limited upside potential as compared to other investments.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.


For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

DIVERSIFIED INCOME FUND

The Diversified Income Fund's investment objective is to maximize current income, with a secondary goal of long-term capital appreciation. There can be no assurance that the Fund will be able to achieve its investment objective.

The Fund seeks to maximize current income and, secondarily, achieve long-term capital appreciation, by investing in a broad range of income-producing securities, including common and preferred stocks, corporate bonds, government securities, municipal bonds, real estate investment trusts ("REITs"), master limited partnerships ("MLPs") and mortgage-backed and asset-backed securities.

For the equity portion of the Fund's portfolio, the Fund may invest in common and preferred stock. In addition to stocks, MLPs and REITs, the Fund may also invest in convertible securities and American Depositary Receipts ("ADRs"), which are certificates typically issued by a bank or trust company that represent securities issued by a foreign or domestic company. The Fund may invest in securities of companies of any market capitalization. The Adviser may, from time to time, focus the Fund's investments on dividend-paying equity securities.

For the fixed income portion of the Fund's portfolio, the Fund may invest in debt instruments of any maturity or credit quality, including instruments rated below investment-grade ("high yield" or "junk" bonds). There is no limit on the amount of Fund assets that may be invested in high yield bonds. The Fund may invest in government securities, including securities issued by U.S. government-sponsored entities, U.S. agencies and instrumentalities, foreign governments and supranational entities, and municipal bonds. In addition, the Fund may invest in asset-backed securities, including residential and commercial mortgage-backed securities. The Adviser may, from time to time, focus the Fund's investments on corporate debt.

Securities in the Fund's portfolio may be issued by domestic or foreign public or private entities, and may include securities of emerging markets issuers. The Fund may invest up to 20% of its assets in securities of emerging markets issuers. The Fund may also invest in exchange-traded funds, mutual funds and closed-end funds in seeking to achieve its investment objective. In addition to direct investments in securities and funds, the Fund may also invest indirectly in structured notes, which are instruments that are expected to provide economic exposure similar to the asset classes in which the Fund invests directly.

The Adviser allocates the Fund's assets among asset classes based on, among other things, its evaluation of market conditions, asset class and/or security values, correlation among asset classes, and the level of income production of a particular asset class or security. Allocations may vary from time to time. There is no limit on how or the percentage of Fund assets the Adviser may allocate to different asset classes.

In selecting investments for the Fund, the Adviser considers the level of income that an investment can provide to achieve the Fund's objective. In addition, a potential investment will be evaluated in terms of its level of risk, its relative value to similar types of investments, and its correlation to other assets within the Fund's portfolio.

The Adviser may sell a security if its relative contribution to the Fund's portfolio has diminished compared to other investment alternatives or its risk has increased relative to other investment alternatives.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.


For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

VALUE FUND

The Value Fund seeks to provide long-term capital appreciation with a secondary goal of current income. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.


Under normal circumstances, the Fund will invest primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in U.S. common stocks. The Fund may also purchase the following equity securities: warrants; rights to purchase common stocks; debt securities convertible to common stocks; and preferred stocks. The Fund generally will invest in companies with equity market capitalizations in excess of $2 billion that the Adviser believes have a low current valuation relative to various measures of intrinsic value and potential for capital appreciation based on the soundness of the issuer and the company's relative value based on an analysis of various fundamental financial characteristics, including earnings yield, book value, cash flow, anticipated future growth of dividends and earnings estimates. Although capital appreciation is the primary purpose for investing in a security, the Fund will focus on companies that pay current dividends. The Fund may invest in equity securities of foreign issuers traded in the United States, including American Depositary Receipts ("ADRs"). In addition, the Fund may invest up to 10% of its assets in real estate investment trusts ("REITs"). The Fund also may invest in money market securities for liquidity purposes.


Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

GROWTH FUND

The Growth Fund's investment objective is long-term capital appreciation. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.


Under normal circumstances, the Fund will invest primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in U.S. common stocks. The Fund may also purchase the following equity securities: purchase warrants; rights to purchase common stocks; debt securities convertible to common stocks; and preferred stocks. The Fund generally will invest in companies with equity market capitalizations in excess of $2 billion whose sales and earnings are expected to grow at an above average rate of return. The Adviser employs a quantitative method of analysis in its investment decision making to choose companies whose sales and earnings are expected to grow at an above average rate. The Adviser's quantitative model screens companies primarily, but not exclusively, in the Russell 1000 Growth Index and assigns weightings to certain measurable quantitative factors. The Fund may invest in equity securities of foreign issuers traded in the United States, including ADRs. In addition, the Fund may invest up to 10% of its assets in REITs. The Fund also may invest in securities issued by money market mutual funds for liquidity purposes.


Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund also may purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

QUANTITATIVE LONG/SHORT FUND

The Quantitative Long/Short Fund seeks long-term capital appreciation by taking long and short positions in equity securities of publicly-traded companies in the United States included in the S&P Composite 1500 Index. There can be no assurance that the Fund will be able to achieve its investment objective.

Using a quantitative model developed by the Adviser, the Fund buys stocks "long" that the Adviser believes are undervalued relative to their peers, and sells stocks "short" that the Adviser believes are overvalued relative to their peers. The Fund typically maintains a net long exposure of approximately 60-115% and expects that, on average, 0-35% of the Fund's assets will be sold "short." With a long position, the Fund purchases a security outright; with a short position, the Fund sells a security that it has borrowed. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security's price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. The Fund may reinvest the proceeds of its short sales by taking additional long positions, thus allowing the Fund to maintain long positions in excess of 100% of its net assets. The Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, and swap agreements, as an alternative to selling a security short, to increase returns, or as part of a hedging strategy.

The Adviser employs a quantitative method of analysis in its investment decision making. The quantitative factors include a company's financial strength, earnings estimate revision, share buy backs and earnings valuations. The information provided by the quantitative screens is supplemented by fundamental and technical analysis. The Adviser continually monitors the Fund's portfolio and may sell or cover a short position of a security when it achieves a designated target price, there is a fundamental change in the company's prospects, or better investment opportunities become available.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments and purchase securities on a when-issued basis. The Fund also may purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

BURKENROAD SMALL CAP FUND

The Burkenroad Small Cap Fund's investment objective is long-term capital appreciation. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.


Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of companies with small capitalizations located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. This investment policy may be changed by the Fund upon 60 days prior notice to shareholders. The Fund considers small capitalization companies to be those with market capitalizations that fall within or below the current range of companies in either the Russell 2000 Index or the S&P Small Cap 600 Index, or below the three year average maximum market cap of companies in either Index as of January 31 of the three preceding years.

The Fund will be as fully invested as practicable in common stocks under normal conditions. The Adviser intends to utilize Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and quantitative analysis in its investment decision making. In selecting companies, the Adviser primarily considers a company's sales and expense trends, market position, historic and expected earnings and dividends. The Adviser will diversify the Fund's securities across industry sectors. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated price target, there is a fundamental change in the company's prospects or better investment opportunities become available. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside the Fund's capitalization range. The Fund may invest in equity securities of foreign issuers traded in the United States, including ADRs. The Fund also may invest in securities issued by money market mutual funds for liquidity purposes.


Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objective. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund also may purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities. While the Fund has no current intention to invest in initial public offerings ("IPOs"), and investing in IPOs is not part of the Fund's principal investment strategies, the Fund may buy certain IPOs if they are consistent with the Fund's investment policies.

The Fund's investments may not be as geographically dispersed across the United States as other funds with comparable investment objectives. The Fund is subject to special investment risks to the extent that it concentrates its investments in companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. In particular, changes in economic conditions as well as governmental policies in those states may adversely affect the value of the Fund and its investments.

BURKENROAD REPORTS


Burkenroad Reports (the "Reports") is an educational program on investment research in which selected students at Tulane University's A.B. Freeman School of Business participate. The program is designed to teach the students how to produce objective investment research by studying publicly-held companies located in the Deep South. The Reports focus on companies that traditionally have not been followed by Wall Street analysts. The Reports are based on publicly available reports, company visits and meetings with top management.

The Adviser independently verifies the information contained within the Reports and considers, but does not rely exclusively on, the Reports in making investment decisions for the Fund. The Fund will regularly invest in companies other than those covered by the the Reports, and may not own shares of all of the companies covered by the Reports. The Fund and Horizon Advisers are NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name "Burkenroad" from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operations of the Fund.


Neither the Trust nor the Fund is sponsored, sold or promoted by Tulane University ("Tulane"), producer of the Reports. Tulane makes no warranties, express or implied, to shareholders of the Fund or to any member of the public regarding the advisability of owning shares of the Fund. Tulane's only relationship to the Fund, Hancock Bank or Horizon Advisers is the licensing of certain trademarks and trade names of the Reports.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

DIVERSIFIED INTERNATIONAL FUND

The Diversified International Fund seeks to provide long-term capital appreciation. There can be no assurance that the Fund will be able to achieve its investment objective.

The Fund will invest primarily in equity securities of foreign companies. In addition to common stock, the Fund may also purchase the following equity securities: warrants; rights to purchase common stocks; debt securities convertible to common stocks; and preferred stocks. The Fund may also purchase American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs" and, together with ADRs and EDRs, "Depositary Receipts"), which are certificates typically issued by a bank or trust company that represent securities issued by a foreign or domestic company. The Fund's investments are ordinarily diversified among currencies, regions and countries, including emerging market countries, as determined by the Fund's sub-adviser, EARNEST Partners, LLC (the "Sub-Adviser"). In addition, the Fund may invest in other companies including mutual funds, closed-end funds and ETFs.

EARNEST Partners, LLC is a fundamental, bottom-up investment manager that seeks to construct a portfolio that will outperform the Fund's benchmark, the MSCI ACWI ex U.S. Index (the "Index), while controlling volatility and risk. The Sub-Adviser implements this philosophy through fundamental analysis, risk management that seeks to minimize the likelihood of underperformance versus the Index, and the use of Return Pattern Recognition[R], a screening tool developed by the Sub-Adviser. Using this tool, potential Fund investments are first screened based on such qualities as valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. After screening the relevant universe, the Sub-Adviser utilizes fundamental analysis and a statistical risk management approach to select Fund investments that the Sub-Adviser believes will result in a portfolio of securities with relatively high expected returns and limited risk.

The Sub-Adviser may sell a security if the company's prospects deteriorate as a result of poor business plan execution, new competitors, management changes, a souring business environment or other adverse effects. Additionally, if the investment process identifies a company with more attractive return and risk characteristics, the Sub-Adviser may sell a current security and replace it with the more attractive alternative.

Although not primary strategies employed by the Sub-Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under the SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover may include the futures contracts in which a Fund may invest since such contracts generally have remaining maturities of less than one year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

For the fiscal years ended January 31, 2012 and 2013, the portfolio turnover rates for each Fund (except for the Government Money Market Fund) were as follows:

--------------------------------------------------------------------------------
                                            PORTFOLIO TURNOVER RATES
--------------------------------------------------------------------------------
FUND                                      2012                     2013
--------------------------------------------------------------------------------
Core Bond Fund                            26%                      24%
--------------------------------------------------------------------------------
Louisiana Tax-Free Income Fund             6%                       1%
--------------------------------------------------------------------------------
Mississippi Tax-Free Income Fund          22%                       7%
--------------------------------------------------------------------------------
Diversified Income Fund                   N/A(1)                    9%(2)
--------------------------------------------------------------------------------
Value Fund                                63%                      71%
--------------------------------------------------------------------------------
Growth Fund                               86%                      84%
--------------------------------------------------------------------------------
Quantitative Long/Short Fund              86%                     107%
--------------------------------------------------------------------------------
Burkenroad Small Cap Fund                 25%                      37%
--------------------------------------------------------------------------------
Diversified International Fund             9%                      12%
--------------------------------------------------------------------------------

(1)  Not in operation during the period.
(2) Represents the period from September 26, 2012 (commencement of Fund operations) to January 31, 2013.


DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS


The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. A Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund's stated investment policies, including those stated below.


AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository" and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.
 Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequency is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of a Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

ASSET-BACKED SECURITIES -- Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the cardholder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANK OBLIGATIONS -- The Funds are not prohibited from investing in obligations of banks that are clients of SEI Investments Company ("SEI") or its subsidiaries or affiliates. However, the purchase of shares of the Funds by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations of the Adviser.

BANKERS' ACCEPTANCES -- Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations finance the shipment and storage of goods and furnish dollar exchange through the use of bankers' acceptances. Maturities are generally six months or less.

BANK INVESTMENT CONTRACTS -- BICs are contracts issued by U.S. banks and savings and loan institutions. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the general account of the bank or savings and loan institution. The bank or savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A BIC provides that this guaranteed interest will not be less than a certain minimum rate. A BIC is a general obligation of the issuing bank or savings and loan institution and not a separate account. The purchase price paid for a BIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

BICs are generally not assignable or transferable without the permission of the issuing bank or savings and loan institution. For this reason, an active secondary market in BICs currently does not exist. Therefore, BICs are considered to be illiquid investments.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are interest-bearing instruments with a specific short-term maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER -- Commercial paper is a term used to describe unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

DERIVATIVES -- Derivatives are securities that derive their value from other securities. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (collateralized mortgage obligations, real estate mortgage investment conduits, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Description of Permitted Investments" and "General Investment Policies and Risk Factors" for discussion of these various instruments.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.


MASTER LIMITED PARTNERSHIPS ("MLPS") - MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.


EXCHANGE-TRADED FUNDS. The Funds may purchase shares of exchange-traded funds ("ETFs") to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. In addition to purchasing shares of ETFs, certain of the Funds may also sell shares of ETFs short (for a discussion on selling securities short, see: "Short Sales"). ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, it may be more costly to own an ETF than to own the underlying securities directly.

FIXED INCOME SECURITIES -- Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Funds invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the issuer of these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A -Ratings" contains further information concerning the ratings of certain rating agencies and their significance.


FOREIGN SECURITIES (DIVERSIFIED INTERNATIONAL FUND AND DIVERSIFIED INCOME FUND, EXCEPT AS NOTED BELOW) -- Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. Consistent with its investment strategies, each Fund can invest in foreign securities in a number of ways:


     o It can invest directly in foreign securities denominated in a foreign currency;
     o It can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and
     o    It can invest in investment funds.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;
     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;
     o Offer less protection of property rights than more developed countries; and
     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

INVESTMENT FUNDS -- Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS -- Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self- sufficiency, budget deficits and national debt;
     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;
     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and
     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION -- There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Fund's investment managers anticipate that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

     o are generally more volatile than, and not as developed or efficient as, those in the United States;

     o    have substantially less volume;

     o trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

     o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

     o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

     o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK -- While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;
     o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;
     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;
     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;
     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and
     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES -- Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodity Futures Trading Commission (the "CFTC"). A Fund may use futures contracts and related options for BONA FIDE hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent the Funds invest in futures, options on futures or other instruments subject to regulation by the Commodity Futures Trading Commission ("CFTC"), they will do so in reliance upon and in accordance with CFTC Rule 4.5. The

Trust, on behalf of all of its series, including the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with CFTC Rule 4.5. Therefore, neither the Trust nor any of its series is deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act ("CEA"), and they are not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, the Adviser is not deemed to be a "commodity pool operator" or "commodity trading adviser" with respect to the advisory services it provides to the Funds. The CFTC recently adopted amendments to CFTC Rule 4.5 and has proposed additional regulatory requirements that may affect the extent to which the Funds invest in instruments that are subject to regulation by the CFTC and impose additional regulatory obligations on the Funds and the Adviser.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account consisting of cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. A Fund will not hold more than 15% of its net assets in illiquid securities (5% for the Government Money Market Fund). If the percentage of a Fund's net assets held in illiquid securities exceeds 15% due to market activity (5% for the Government Money Market Fund), the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933 Act, and restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. Under the supervision of the Trust's Board, the Adviser determines the liquidity of the Funds' investments. In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).


INFLATION-INDEXED BONDS - A Fund may invest in U.S. Treasury inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%) . If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%) . If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPIU"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU or any inflation index will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. Interest payments on such bonds may vary because the interest principal and/or interest is periodically adjusted based on the current inflation rates. If the inflation index falls, the interest payable on these securities will also fall. The U.S. Treasury guaranteed that it would pay back the par amount of such bonds where there is a drop in prices.


TAXABLE MONEY MARKET SECURITIES -- Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with an original maturity of one year or less issued by corporations; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

With respect to the Funds, money market securities are considered to include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities issued or guaranteed by non-U.S. governments, which are rated at the time of purchase A-2 or higher by Standard & Poor's ("S&P") or P2 or higher by Moody's, or are determined by the advisers to be of comparable quality; repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; high-grade commercial paper; and other long-and short-term debt instruments which are rated at the time of purchase A-2 or higher by S&P or P2 or higher by Moody's, and which, with respect to such long-term debt instruments, are within 397 days of their maturity, and have a long-term rating of BBB\Baa by S&P and Moody's, respectively.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include, but are not limited to, conventional thirty-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages that underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains.


Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life would be a security's actual average life. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES -- These are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. government as are GNMA certificates, but Fannie Mae and Freddie Mac securities are supported by the instrumentalities' right to borrow from the United States Treasury. Each of Ginnie Mae, Fannie Mae and Freddie Mac guarantees timely distributions of interest to certificate holders. Each of Ginnie Mae and Fannie Mae also guarantees timely distributions of scheduled principal. Freddie Mac has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities (Freddie Mac Gold PCs) which also guarantees timely payment of monthly principal reduction. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.


On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $ 250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.


PRIVATE PASS-THROUGH SECURITIES -- These are mortgage-backed securities issued by a non-governmental entity such as a trust, which securities include collateralized mortgage obligations and real estate mortgage investment conduits that are rated in one of the top three rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND COLLATERALIZED DEBT OBLIGATIONS ("CDOS") -- CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are annually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

CDOs are similar to CMOs but may include both mortgage-related and other fixed income securities. They generally are not issued by U.S. government issuers, although the underlying mortgages may be issued or guaranteed by the U.S. government or an agency or instrumentality thereof. They may also include corporate issuers.



REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS") -- A REMIC is a CMO that qualifies for special tax treatment under the Code, and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Treasury.

REITS -- A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs.
 Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs and could cause the total loss of investment. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

MUNICIPAL LEASES -- Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above.

Municipal lease obligations typically are not backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate, with a possibility of default on the lease obligation and significant loss to the Fund. Under guidelines established by the Board of Trustees, the credit quality of municipal leases will be determined on an ongoing basis, including an assessment of the likelihood that a lease will be canceled.

MUNICIPAL SECURITIES -- Municipal securities include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds.

General obligation bonds and revenue bonds are debt instruments issued by states and local governments to raise funds for public works. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds are issued by or on behalf of states or political subdivisions thereof to finance privately owned or operated facilities for business and manufacturing, housing, sports and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports parking and low income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

Tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 by Standard & Poor's Rating Service ("S&P") or Prime-2 by Moody's Investors Services ("Moody's") at the time of investment or which are of equivalent quality as determined by the Adviser.

Other types of tax-exempt instruments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund may use the longer of the period required before the Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated above. Each Fund's investment managers will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond ratings in the Appendix or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. Each Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions which Each Fund's investment managers believes present minimum credit risks, and each Fund's investment managers would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

The Funds also may invest in municipal securities that are rated below investment grade. For a description of below investment grade securities and the risks associated with such investments, see "Fixed Income Securities" above.

CONSIDERATIONS RELATING TO STATE SPECIFIC MUNICIPAL SECURITIES - The value of the Louisiana Tax-Free Income and Mississippi Tax-Free Income Funds' investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund's net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, a Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

The Louisiana Tax-Free Income and Mississippi Tax-Free Income Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and the Adviser will not independently verify that opinion. Subsequent to the Fund's acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as "exempt-interest dividends" could be adversely affected, subjecting such Fund's shareholders to increased federal income tax liabilities. The IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If a Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed as exempt-interest dividends. Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as "qualified dividend income"), and capital gain dividends will be subject to capital gains taxes. See "Taxes."

SPECIAL CONSIDERATIONS RELATING TO LOUISIANA MUNICIPAL SECURITIES -- The Louisiana Tax-Free Income Fund may invest primarily in securities issued by Louisiana and its municipalities, and as a result are more vulnerable to unfavorable developments in Louisiana than funds that invest a lesser percentage of their assets in such securities. The ability of issuers to pay interest on, and repay principal of, Louisiana municipal securities may be affected by: (1) the general financial condition of the State of Louisiana and factors affecting the economy of the state, as discussed below; (2) amendments to the Louisiana Constitution and related statutes that limit the taxing and spending authority of Louisiana government entities; (3) voter initiatives; (4) civil actions; and (5) a wide variety of Louisiana laws and regulations.


Louisiana's economy is primarily led by tourism and the petrochemical industry. Ports and shipping are also key sectors of the State's economy. Louisiana and the City of New Orleans remain particularly vulnerable to hurricanes. The State and the City of New Orleans have managed themselves reasonably well through a series of recent disasters, but are ultimately still recovering from the effects of Hurricanes Katrina and Rita in 2005, the Gulf Oil Spill in 2010 and Hurricane Isaac in late August 2012.

Louisiana's economy was stronger during the recent national recession than that of the rest of the nation. Unemployment for Louisiana peaked at 7.7%, compared to 10% nationwide. This outperformance has been attributed primarily to the rebuilding effort following Hurricanes Katrina and Rita. However, due to the lack of dynamic industries, Louisiana's economic growth is projected to lag the nation over the long-term. A slow economy has led to sluggish growth in sales tax collections and other revenues, which has required the use of cuts in spending and continued reductions in revenue forecasts.

Recovery within the City of New Orleans continues. Assessed valuations for the City increased to 42% over pre-Katrina levels. According to the US Census Bureau, the population of New Orleans grew faster than any major US city in the 15 months after the 2010 Census. Per capita income in the Orleans Parish grew to 106% of the US average, compared to 85% to 87% prior to Hurricane Katrina. Following Katrina, the City required federal and state support to balance its budget, but the City did reach self sufficiency during 2010. New Orleans' general obligation debt rating was restored to investment grade by both Moody's (A3) and Standard & Poor's (BBB).


As mandated by the Louisiana Constitution, all state revenues, exclusive of a few exceptions, are deposited in the Bond Security and Redemption Fund. Louisiana's State General Obligation bonds have a first lien on moneys in this fund. Following the provisions for payment of debt service, monies in this fund may then be transferred to other funds, including the General Fund.

SPECIAL CONSIDERATIONS RELATING TO MISSISSIPPI MUNICIPAL SECURITIES -- The Mississippi Tax-Free Income Fund may invest primarily in securities issued by Mississippi and its municipalities, and as a result are more vulnerable to unfavorable developments in Mississippi than funds that invest a lesser percentage of their assets in such securities. The ability of issuers to pay interest on, and repay principal of, Mississippi municipal securities may be affected by: (1) the general financial condition of the State of Mississippi and factors affecting the economy of the state, as discussed below; (2) amendments to the Mississippi Constitution and related statutes that limit the taxing and spending authority of Mississippi government entities; (3) voter initiatives; (4) civil actions; and (5) a wide variety of Mississippi laws and regulations.

Mississippi's economy is on the upswing again after a brief dip in mid-2012. Personal income in Mississippi rose 3.1% in the first nine months of 2012, about equal to the national rate of 3.0% . The rate of increase in wages & salaries was also 3.1% . 2012 Retail sales and General Fund tax collections came in above 2011 levels. Housing starts and building permits rose sharply in 2012. Growth, however, is slow. Mississippi's economy relies heavily on the manufacturing, gaming and service industries and is sensitive to trends in those industries. Mississippi suffered a brief recession in 2011, due to an unusual string of weather disasters. Most counties in Mississippi were declared federal disaster areas, as tornadoes, severe storms, flooding and drought hit the state. Coastal counties, which account for about 15% of the State's employment and population, continue to recover from the effects of Hurricane Katrina and, to a lesser extent, from the Deepwater Horizon oil spill of 2010.

Over $1.4 billion in new investments were announced in 2012, increasing economic activity. State General Fund collections in FY 2012 were 6.0% higher than the previous year. Personal income tax collections were 5.6% above year-ago numbers, but sales tax collections were only 2.4% higher. Recovery in the housing market, both in Mississippi and nationally, appears to have begun. Housing starts in the state have been trending upward. The value of residential building permits issued has risen sharply, and the median home price has increased. The upsurge in permits issued bodes well for the sector in the coming years. In the third quarter of 2012, Mississippi ranked 24th in the nation with a foreclosure rate of 2.9% versus the national average of 4.1% .

Gaming revenues in Mississippi have been drifting downward since 2008. In 2011, spring flooding closed 17 of 19 Mississippi River casinos for a few weeks, pushing revenues from river casinos down 11% for the year. Overall, total gaming revenues in 2011 came in 6% below the $2.4 billion level reached in 2010. Slow growth of tourism yielded little growth in the industry in 2012. Gross revenues were estimated to be $2.2 billion in 2012. There was no increase in employment in Mississippi in 2012, and the growth rate in 2013 is expected to be a modest 1.0%, with a 1.2% increase predicted in 2014. Personal income rose 4.1% in 2011 (this takes into account the effects of the 2010 payroll tax cut) and personal income was estimated to rise 2.9% in 2012. A breakdown of income data, however, shows that wages and salaries grew more rapidly in 2012 than in 2011 (2.6% versus 2.0%) . This is indicative of some improvement in the labor market. The forecast is that growth rate of wage disbursements will continue to rise, boosting personal income growth to 3.1% in 2013.


The Mississippi Constitution mandates that the amount of bonded indebtedness that may be incurred by the state or any of its direct agencies is limited to an amount equal to one and one-half times the sum of all revenue collected by the state during any one of the preceding four fiscal years, whichever year may be higher. All state indebtedness, which includes short- and long-term indebtedness, self-supporting general obligation bonds, highway bonds and other types of indebtedness, must be authorized by legislation governing the specific programs or projects to be financed. Standard & Poors, Fitch and Moody's have assigned ratings of AA, AA+ and Aa2, respectively, to the state's general obligation bonds.

PARTICIPATION INTERESTS -- Participation interests are interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows a Fund to treat the income from the investment as exempt from federal income tax.

OPTIONS -- Put and call options for various securities and indices are traded on national securities exchanges. As is consistent with a Fund's investment objectives, options may be used by a Fund from time to time as the Adviser deems to be appropriate. Options will generally be used for hedging purposes.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction" - the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

Although a Fund may engage in option transactions as hedging transactions, there are risks associated with such investments, including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. Each Fund is permitted to engage in option transactions with respect to securities that are permitted investments and related indices. Any Fund that writes call options will write only covered call options.

The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.

REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.


REVERSE REPURCHASE AGREEMENTS -- The Funds may use reverse repurchase agreements as part of a Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when it will be advantageous to the Funds. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements. Reverse repurchase agreement are considered to be borrowings under the 1940 Act.


SECURITIES LENDING -- Except for the Government Money Market Fund, each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to their Adviser, Sub-Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects a Fund to market risk. The Funds remain obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Funds, and the Funds may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SECURITIES OF OTHER INVESTMENT COMPANIES -- The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying a Fund's expenses. Unless an exception is available,
Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenhiem (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Funds may invest in the ETFs in excess of the 3% limit described above, provided that the Funds otherwise comply with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

SHORT SALES -- Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

     o    Take advantage of an anticipated decline in prices.

     o    Protect a profit in a security it already owns.

A Fund may lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund may profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Whenever a Fund sells a security short, the Fund segregates an amount of cash or liquid securities equal to the difference between (a) the current market value of the securities sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the current market value of the securities.

SHORT SALES AGAINST THE BOX - In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to a Fund.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS") -- STRIPs are component parts of U.S. Treasury securities traded through the federal book-entry system. The Adviser will purchase only STRIPS that it determines are liquid or, if illiquid, that do not violate the Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the Adviser will only purchase STRIPS for the Government Money Market Fund that have a remaining maturity of 397 days or less. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Government Money Market Fund.

SHORT-TERM OBLIGATIONS OF STATE AND LOCAL GOVERNMENT ISSUERS -- The Funds may, when deemed appropriate by the Adviser and in light of each Fund's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.


STRUCTURED NOTES - A Fund may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as currencies traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund's portfolio as a whole.

     RISKS. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Investment Adviser's analysis of the issuer's creditworthiness and financial prospects, and of the Investment Adviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.


SWAPS, CAPS, FLOORS AND COLLARS -- Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities that a Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount" in return for payments equal to a fixed rate times the same amount for a specific period of time.

Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investment and its share price and yield.

STANDBY COMMITMENTS -- Some securities dealers are willing to sell Municipal Securities to a Fund accompanied by their commitments to repurchase the Municipal Securities prior to maturity, at the Fund's option, for the amortized cost of the Municipal Securities at the time of repurchase. These arrangements are not used to protect against changes in the market value of Municipal Securities. They permit a Fund, however, to remain fully invested and still provide liquidity to satisfy redemptions. The cost of Municipal Securities accompanied by these "standby" commitments could be greater than the cost of Municipal Securities without such commitments. Standby commitments are not marketable or otherwise assignable and have value only to a Fund. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased. However, without a standby commitment, these securities could be more difficult to sell. The Funds may enter into standby commitments only with those dealers whose credit the Adviser believes to be of high quality.

TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS -- U.S. Government agency obligations are obligations issued or guaranteed by agencies of the U.S. government, including, but not limited to, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. government, including, but not limited to, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. TREASURY AND U.S. GOVERNMENT AGENCY SECURITIES -- Any guarantee by the U.S. government of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of that Fund.

U.S. TREASURY OBLIGATIONS -- The Funds may invest in U.S. Treasury obligations which consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPs.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, a Fund will maintain with the custodian a separate account with liquid high-grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems it appropriate.

ZERO COUPON SECURITIES -- STRIPS and Receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). Zero coupon securities are sold at a (unusually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, these market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. See also "Taxes."

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The investment objectives of the Government Money Market Fund, the Core Bond Fund, the Value Fund, the Growth Fund and the Burkenroad Small Cap Fund are fundamental policies. Additionally, the following investment limitations are fundamental policies. Fundamental policies cannot be changed without the approval by the vote of a majority of the outstanding shares of a Fund. The phrase "majority of the outstanding shares" means the vote of: (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.


Each Fund (except the Quantitative Long/Short Fund, the Diversified International Fund, the Louisiana Tax-Free Income Fund, the Mississippi Tax-Free Income Fund and the Diversified Income Fund) may not:


1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to: (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities; and (ii) repurchase agreements involving such securities. In addition, for the Government Money Market Fund only, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulation as U.S. banks or to investments in tax exempt securities issued by governments or political subdivisions of governments.

     For purposes of this limitation: (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Borrow money in an amount exceeding 33(1)/3 % of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where a Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33(1)/3 % of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The Quantitative Long/Short Fund and the Diversified International Fund may not:

1. Purchase securities of an issuer that would cause a Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Purchase any securities which would cause 25% or more of the total net assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation: (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered a separate industry; and (iv) asset- backed securities will be classified according to the underlying assets securing such securities.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Funds may not:

1. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Further,

7. The Louisiana Tax-Free Income Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from federal and Louisiana income tax.

8. The Mississippi Tax-Free Income Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from federal and Mississippi income tax.


The Diversified Income Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC staff has defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds may, at any time, invest more than 25% of their assets in securities issued by the Federal government or its agencies and instrumentalities, and/or state governments and their political sub-divisions, as the SEC Staff does not consider such entities to be the members of any industry. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. Thus, issuers of such obligations are subject to the Funds' concentration policy above.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Funds' current investment policy on lending is as follows: a Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its SAI.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.


COMMODITIES AND REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in commodities and real estate, but does require that every investment company have a fundamental investment policy governing such investments.

NON-FUNDAMENTAL POLICIES

The investment objectives of the Louisiana Tax-Free Income Fund, the Mississippi Tax-Free Income Fund, the Quantitative Long/Short Fund, the Diversified International Fund and the Diversified Income Fund are non-fundamental policies and may be changed by the Trust's Board of Trustees without shareholder approval, upon 60 days' prior notice to shareholders.

Additionally, the following investment policies are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board of Trustees.

Each Fund (except the Quantitative Long/Short Fund, the Diversified International Fund, the Diversified Income Fund, the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund) may not:


1. Hold illiquid securities in an amount exceeding, in the aggregate, 15% (5% for the Government Money Market Fund) of that Fund's net assets.

2. Purchase securities on margin or effect short sales, except that a Fund may:
(i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

4.   Purchase securities while its borrowing exceeds 5% of its total assets.

The Quantitative Long/Short Fund and the Diversified International Fund may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or if the Fund would acquire more than 10% of the outstanding voting securities of any one issuer.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total net assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total net assets.

3. Make loans if, as a result, more than 33 1/3% of its total net assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5. Hold illiquid securities in an amount exceeding, in the aggregate, 10% of the Fund's net assets.


The Louisiana Tax-Free Income Fund, the Mississippi Tax-Free Income Fund and the Diversified Income Fund may not:

1. Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

In addition:

1. The Core Bond Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in: (i) fixed income obligations issued by the U.S. Treasury and U.S. government agencies; (ii) mortgage-backed securities; and (iii) investment grade U.S. corporate debt.

2. The Government Money Market Fund will invest at least 80% of its assets in obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by such instruments.

3. The Value Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. common stocks of companies with medium to large capitalizations (in excess of $2 billion).

4. The Growth Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. common stocks of companies with medium to large capitalizations (in excess of $2 billion) whose sales and earnings are expected to grow at an above average rate.

5. The Burkenroad Small Cap Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of companies with small capitalizations located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas.


Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitation as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules or regulations.

THE ADVISER, TRANSFER AGENT AND CUSTODIANS


ADVISORY SERVICES. Horizon Advisers provides investment management services, personal trust, employee benefit, corporate trust and wealth management services. As of March 31, 2013, Horizon Advisers employed approximately 18 people and managed approximately $1.8 billion in assets. The Adviser is an unincorporated division of Hancock Bank formed in 2001 and is a part of Hancock Bank's Trust Department. The Adviser's principal place of business is located at One Hancock Plaza, 3rd Floor, Gulfport, Mississippi 39502. The Adviser and Hancock Bank are responsible for the management of approximately $5.5 billion.


The Adviser has delegated the authority to manage the Diversified International Fund to the Sub-Adviser. The Adviser monitors the Sub-Adviser to ensure its compliance with the investment policies and guidelines of the Diversified International Fund and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Advisers out of the advisory fee it receives from the Diversified International Fund. The Board of Trustees of the Advisors' Inner Circle Fund II (the "Board") supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement") dated May 31, 2000, as amended and restated as of May 21, 2001, with respect to the Funds. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligation and duties under this Agreement.


The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act).

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows: Government Money Market Fund, 0.40%; Core Bond Fund, 0.60%; Value Fund, 0.80%; Growth Fund, 0.80%; Diversified International Fund, 1.00%; Diversified Income Fund, 0.70%; Quantitative Long/Short Fund, 1.20% o; Burkenroad Small Cap Fund, 0.95%; Louisiana Tax-Free Income Fund, 0.60%; and Mississippi Tax-Free Income Fund, 0.60% . The Funds' Adviser has contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, dividend and interest expenses on securities sold short, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")), before giving effect to any performance incentive adjustment, from exceeding until May 31, 2014:

---------------------------------------------------------------------------------------------------------------------
FUND                           INSTITUTIONAL INSTITUTIONAL
                                   CLASS      SWEEP CLASS    CLASS A         CLASS C          CLASS D
---------------------------------------------------------------------------------------------------------------------
Government Money Market
Fund(2)                            0.58%         0.83%        1.08%            -(1)             -(1)
---------------------------------------------------------------------------------------------------------------------
Core Bond Fund                     0.75%         -(1)         1.00%            1.75%            -(1)
---------------------------------------------------------------------------------------------------------------------
Louisiana Tax-Free Income          0.75%         -(1)         1.00%            1.75%            -(1)
Fund
---------------------------------------------------------------------------------------------------------------------
Mississippi Tax-Free               0.75%         -(1)         1.00%            1.75%            -(1)
Income Fund
---------------------------------------------------------------------------------------------------------------------
Diversified Income Fund            0.90%         -(1)         1.15%            1.90%            -(1)
---------------------------------------------------------------------------------------------------------------------
Quantitative Long/Short            1.70%         -(1)         1.95%            2.70%            -(1)
Fund
---------------------------------------------------------------------------------------------------------------------
Burkenroad Small Cap Fund          -(1)          -(1)         1.40%            -(1)             1.65%
---------------------------------------------------------------------------------------------------------------------
Diversified International          1.50%         -(1)         1.75%            2.50%            -(1)
Fund
---------------------------------------------------------------------------------------------------------------------


(1)  This class is not offered for the indicated Fund.

(2) In addition, with respect to the Government Money Market Fund, the Adviser has voluntarily agreed to further reduce its fee and/or reimburse certain expenses in order to keep the Fund's one-day net income yield from falling below 0.01%.

The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) of Institutional

----------

* The Investment Advisory Fee paid to the Adviser for providing services to the Fund consists of a basic annual fee rate of 1.20% of the Fund's average daily net assets and a performance adjustment, resulting in a minimum fee of 0.80% if the Fund's Institutional Class Shares underperform the S&P Composite 1500 Index by 200 basis points or more on a rolling 12 month basis, and a maximum fee of 1.60% if the Fund's Institutional Class Shares outperform the S&P Composite 1500 Index by 200 basis points or more on a rolling 12 month basis. The S&P Composite 1500 Index combines the S&P 500 Index, S&P MidCap 400 Index, and S&P SmallCap 600 Index to form an investable benchmark of the U. S. equity market covering approximately 85% of the U. S. market capitalization. The performance comparison is made on a rolling 12 month basis, with performance adjustments made at the end of each month. The 12-month comparison period will roll over with each succeeding month, so that it will always equal 12 months, ending with the month for which the performance adjustment is being computed. Because the performance is applied relative to the performance of the S&P Composite 1500 Index, the Adviser could receive a positive performance adjustment even during periods when the Fund's performance is negative. The amount of the performance adjustment will also be affected by changes in the size of the Quantitative Long/Short Fund over the rolling 12 month period.

Class, Class A and Class C Shares of the Growth Fund and Value Fund from exceeding the following levels:

--------------------------------------------------------------------------------
FUND                 INSTITUTIONAL          CLASS A          CLASS C
                        CLASS
--------------------------------------------------------------------------------
Growth Fund             1.10%                1.35%            2.10%
--------------------------------------------------------------------------------
Value Fund              1.10%                1.35%            2.10%
--------------------------------------------------------------------------------

These voluntary fee waivers remain in place as of the date of this SAI, but the Adviser may discontinue all or part of these waivers at any time.


If at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the total annual Fund operating expenses (not including excluded expenses) and, before giving effect to any applicable performance incentive adjustment, and the amounts listed in the tables above, to recover all or a portion of its prior fee reductions or expense limitation reimbursements made during the preceding three-year period during which these agreements were in place.

The Adviser will not be required to bear expenses of any Fund of the Trust to an extent that would result in a Fund's inability to qualify as a regulated investment company (a "RIC") under provisions of the Code.

For the fiscal years ended January 31, 2011, 2012 and 2013 the Funds paid the following advisory fees to the Adviser:

-------------------------------------------------------------------------------------------------------------------
                                  FEES PAID (000'S)       FEES WAIVED (000'S)(2)     TOTAL FEES PAID (AFTER
FUND                                                                                  WAIVERS) (000'S)(3)
-------------------------------------------------------------------------------------------------------------------
                                2011   2012     2013        2011   2012   2013         2011   2012   2013
-------------------------------------------------------------------------------------------------------------------
Government Money Market        $1,835 $2,066   $2,186      $1,538 $2,066 $2,186        $297   $0(4)  $0
Fund
-------------------------------------------------------------------------------------------------------------------
Core Bond Fund                 $804   $967     $1,296      $144   $123   $111          $660   $844   $1,185
-------------------------------------------------------------------------------------------------------------------
Louisiana Tax-Free Income      -(1)   $35(5)   $92         -(1)   $35(4) $57           -(1)   $0(4)  $35
Fund
-------------------------------------------------------------------------------------------------------------------
Mississippi Tax-Free Income    -(1)   $100(5)  $232        -(1)   $87(4) $64           -(1)   $13    $168
Fund
-------------------------------------------------------------------------------------------------------------------
Diversified Income Fund        -(1)   -(1)     $15(5)      -(1)   -(1)   $15(5)        -(1)   -(1)   $0(5)
-------------------------------------------------------------------------------------------------------------------
Value Fund                     $1,116 $1,225   $1,327      $0     $0     $0            $1,116 $1,225 $1,327
-------------------------------------------------------------------------------------------------------------------
Growth Fund                    $591   $670     $920        $2     $0     $0            $589   $670   $920
-------------------------------------------------------------------------------------------------------------------
Quantitative Long/Short Fund   $242   $480     $487        $0     $0     $0            $242   $480   $487
-------------------------------------------------------------------------------------------------------------------
Burkenroad Small Cap Fund      $489   $678     $1,370      $67    $58    $35           $422   $620   $1,335
-------------------------------------------------------------------------------------------------------------------
Diversified International Fund $567   $1,051   $2,565      $0     $0     $0            $567   $1,051 $2,565
-------------------------------------------------------------------------------------------------------------------

(1)  Not in operation during the period.

(2) During the fiscal years ended January 31, 2011, 2012 and 2013, the Adviser recovered previously waived and reimbursed fees of $0, $7,658 and $0, $31,595, $57,258 and $0, and $4,865, $23,101 and $38,458 for the Growth
     Fund, Diversified International Fund and Quantitative Long/Short Fund, respectively. As of January 31, 2013, the amount of previously waived and reimbursed fees for the Government Money Market Fund, Diversified Income Fund , Core Bond Fund, Burkenroad Small Cap Fund, Louisiana Tax-

     Free Income Fund and Mississippi Tax-Free Income Fund for which the Adviser may seek reimbursement was $6,088,948, $50,031, $378,411, $159,850,
     $134,357 and $151,486, respectively.

3 For the fiscal year ended January 31, 2012, the Adviser additionally reimbursed fees of $212 and $42 for the Government Money Market Fund and Louisiana Tax-Free Income Fund, respectively, to maintain the stated expense caps under its contractual expense limitation agreement with the Funds. For the fiscal year ended January 31, 2013, the Adviser additionally reimbursed fees of $87 and $35 for the Government Money Market Fund and Diversified Income Fund, respectively, to maintain the stated expense caps under its contractual expense limitation agreements with the Funds.

4 Represents the period from February 1, 2011 (commencement of Fund operations) to January 31, 2012.

5 Represents the period from September 26, 2012 (commencement of Fund operations) to January 31, 2013.


TRANSFER AGENCY SERVICES. Hancock Bank also serves as the Funds' transfer agent ("Transfer Agent") under a Transfer Agency and Service Agreement dated May 31, 2000 and amended May 31, 2002. Hancock Bank receives an annual fee of $20,000 per class per Fund on the first ten classes and $17,500 per class for any additional classes under the Transfer Agency and Service Agreement.


CUSTODIAN SERVICES. Hancock Bank acts as custodian of the Hancock Horizon Government Money Market Fund, the Hancock Horizon Core Bond Fund, the Hancock Horizon Louisiana Bond Fund, the Hancock Horizon Mississippi Tax-Free Income Fund, the Hancock Horizon Value Fund, the Hancock Horizon Growth Fund, the Hancock Horizon Burkenroad Small Cap Fund, the Diversified International Fund and the Hancock Diversified Income Fund. Hancock Bank holds cash, securities and other assets of the Trust as required by the 1940 Act. Under the Custody Agreement dated May 31, 2000, the Trust shall pay Hancock Bank at an annual rate, based on each Fund's average daily net assets, of 0.03%, subject to a minimum of $250 per month per Fund.


U.S. Bank National Association, 800 Nicollet Mall, Minneapolis, Minnesota 55402-4302, serves as the custodian of the Hancock Horizon Quantitative Long/Short Fund. U.S. Bank National Association holds cash, securities and other assets of the Fund as required by the 1940 Act.

SHAREHOLDER SERVICES. The Funds and Hancock Bank have also entered into a shareholder servicing agreement pursuant to which Hancock Bank provides certain shareholder services to Class A, Class C, Class D and Institutional Sweep shareholders (the "Service Plan"). Under the Service Plan, Hancock Bank may perform, or may compensate other service providers, including Hancock Investment Services, Inc., for performing the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Funds may pay Hancock Bank a fee at a rate of up to 0.25% annually of the average daily net assets of the Funds attributable to Class A, Class C, Class D and Institutional Sweep Shares subject to the arrangement for provision of shareholder and administrative services. Hancock Bank may retain as a profit any difference between the fee it receives and the amount it pays to third parties.


For the fiscal year ended January 31, 2013, the Funds paid the following shareholder servicing fees to Hancock Bank:

--------------------------------------------------------------------------------
FUND                                                 FEES PAID (000'S)
-------------------------------------------------------------------------------
Government Money Market Fund                              $807
-------------------------------------------------------------------------------
Core Bond Fund                                            $ 30
-------------------------------------------------------------------------------
Louisiana Tax-Free Income Fund                            $  0
-------------------------------------------------------------------------------
Mississippi Tax-Free Income Fund                          $  0
-------------------------------------------------------------------------------
Diversified Income Fund                                   $  0(1)
-------------------------------------------------------------------------------
Value Fund                                                $ 29
-------------------------------------------------------------------------------
Growth Fund                                               $ 22
-------------------------------------------------------------------------------
Quantitative Long/Short Fund                              $  4
-------------------------------------------------------------------------------
Burkenroad Small Cap Fund                                 $109
-------------------------------------------------------------------------------
Diversified International Fund                            $  7
-------------------------------------------------------------------------------

(1) Represents the period from September 26, 2012 (commencement of Fund operations) to January 31, 2013.


THE SUB-ADVISER


DIVERSIFIED INTERNATIONAL FUND

EARNEST Partners, LLC ("EARNEST" or the "Sub-Adviser"), an independently owned and operated Delaware limited liability company established in 1998, serves as the sub-adviser to the Diversified International Fund. EARNEST is controlled by Paul Viera. Westchester Limited, LLC owns greater than 75% of EARNEST and is also controlled by Paul Viera. The Sub-Adviser's principal place of business is located at 1180 Peachtree Street, Suite 2300, Atlanta, GA 30309. As of March 31, 2013, EARNEST had approximately $22.1 billion in assets under management. EARNEST is responsible for the day-to-day management of the Diversified International Fund's investments.

SUB-ADVISORY AGREEMENT. The Sub-Adviser and the Adviser have entered into an investment sub-advisory agreement dated August 15, 2008 (the "Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, the Sub-Adviser serves as the investment adviser for the Diversified International Fund, makes investment decisions for the Fund and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Adviser and the Board. After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligation and duties thereunder.


SUB-ADVISORY FEES. For the services provided pursuant to the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee from the Adviser at the following annual rates, based on the average daily net assets of the Diversified International Fund:


--------------------------------------------------------------------------------
FUND                                             SUB-ADVISORY FEE
--------------------------------------------------------------------------------
Diversified International Fund                   0.50% for assets up to
                                                 $100 million and 0.45%
                                                 for assets over $100
                                                 million
--------------------------------------------------------------------------------


For the fiscal years ended January 31, 2011, 2012 and 2013, the Fund paid the Sub-Adviser the following sub-advisory fees:



--------------------------------------------------------------------------------
FUND                                            CONTRACTUAL FEES PAID
--------------------------------------------------------------------------------
                                       2011             2012             2013
--------------------------------------------------------------------------------
Diversified International Fund      $283,290          $519,614        $1,204,205
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGERS

Except for the Government Money Market Fund, this section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of the Funds. Each of the Fund's portfolio managers' compensation consists of a base salary and a discretionary cash bonus, which is based on the percentile ranking of each Fund relative to its Lipper Classification's 1-, 3- and 5-year pre-tax performance history. In addition, the parent company of the Adviser, Hancock Bank, may award stock options and restricted stock based on a portfolio manager's tenure and overall performance and the overall success of the Bank. A portfolio manager's base salary is determined at the time of employment and may increase throughout employment.

Earnest Partners, LLC compensates Mr. Viera for his management of the Diversified International Fund. The compensation includes an annual salary and a discretionary bonus based on client satisfaction with respect to investment results and service. Current and potential equity ownership is a primary incentive for employee longevity.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the "1934 Act").


    NAME                                DOLLAR RANGE OF FUND SHARES OWNED(1)
    -----------------------------------------------------------------------------------------
                                        $100,001 - $500,000 (Value Fund)
                                        $50,001 - $100,000 (Growth Fund)
    David Lundgren                      $10,001 - $50,000 (Burkenroad Small Cap Fund)
    -----------------------------------------------------------------------------------------
                                        $10,001 - $50,000 (Core Bond Fund)
    Jeffery Tanguis                     None (Louisiana Tax-Free Income Fund)
                                        None (Mississippi Tax-Free Income Fund)
    -----------------------------------------------------------------------------------------
    Greg Hodlewsky                      $10,001 - $500,000 (Diversified Income Fund)
                                        $10,001 - $50,000 (Growth Fund)
    -----------------------------------------------------------------------------------------
                                        $100,001 - $500,000 (Core Bond Fund)
    John Portwood                       $10,001 - $50,000 (Value Fund)
                                        None (Burkenroad Small Cap Fund)
                                        None (Diversified Income Fund)
    -----------------------------------------------------------------------------------------
    Paula Chastain                      $1 - $10,000 (Quantitative Long/Short Fund)
    -----------------------------------------------------------------------------------------
    Jacob Hartl                         $1 - $10,000 (Quantitative Long/Short Fund)
    -----------------------------------------------------------------------------------------
    Paul E. Viera                       None (Diversified International Fund)
    -----------------------------------------------------------------------------------------



(1) Valuation date is January 31, 2013.

OTHER ACCOUNTS. In addition to the Funds, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information provided below is as of January 31, 2013.


------------------------------------------------------------------------------------------------------------------------------------
                              REGISTERED
                         INVESTMENT COMPANIES                     OTHER POOLED
                         (EXCLUDING THE FUNDS)                    INVESTMENT VEHICLES                    OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                         NUMBER OF   TOTAL ASSETS                 NUMBER OF   TOTAL ASSETS          NUMBER OF     TOTAL ASSETS
NAME                     ACCOUNTS    (MILLION)                    ACCOUNTS    (MILLION)             ACCOUNTS       (MILLION)
------------------------------------------------------------------------------------------------------------------------------------
David Lundgren              0           $0                            0         $0                     98            $148.3
------------------------------------------------------------------------------------------------------------------------------------
Jeffery Tanguis             0           $0                            0         $0                    142            $505.5
------------------------------------------------------------------------------------------------------------------------------------
Greg Hodlewsky              0           $0                            0         $0                    115            $332.2
------------------------------------------------------------------------------------------------------------------------------------
John Portwood               0           $0                            0         $0                      0              $0
------------------------------------------------------------------------------------------------------------------------------------
Paula Chastain              0           $0                            0         $0                    296            $432.4
------------------------------------------------------------------------------------------------------------------------------------
Jacob Hartl                 0           $0                            0         $0                    245            $388.9
------------------------------------------------------------------------------------------------------------------------------------
Paul E. Viera              13        $3,093.7                        28      $1,924.3                 209(1)       $11,947.1
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes 6 accounts with assets under management of $685.6 million that are subject to performance-based advisory fees.


CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser and Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts they manage are fairly and equitably allocated. In addition, accounts managed by the Sub-Adviser are managed to model portfolios that are approved by its investment committee, and trades are allocated on a pro-rata basis to all accounts so that no one account is advantaged over another pursuant to trade allocation policies and procedures.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund valuation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.


ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated January 28, 1993, as amended and restated as of November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for each Fund whereby the Administrator provides certain shareholder services to the Funds.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. Prior to June 1, 2011, for its services under the Administration Agreement, the Administrator was entitled to a fee, which is detailed below in the following schedule:


--------------------------------------------------------------------------------
         FEE (AS A PERCENTAGE OF               AGGREGATE HANCOCK HORIZON FUNDS
    AGGREGATE AVERAGE ANNUAL ASSETS)                      ASSETS
--------------------------------------------------------------------------------
                  0.125%                           First $350 million
--------------------------------------------------------------------------------
                  0.10%                            Next $400 million
--------------------------------------------------------------------------------
                  0.08%                            Next $750 million
--------------------------------------------------------------------------------

The foregoing fee was subject to a minimum annual fee of $400,000, subject to the following qualifications:

o For each Fund opened after the date of the initial agreement, the minimum annual fee would be increased by $75,000; and

o For each additional class of shares of a Fund established after the initial three (3) classes of shares per Fund, the minimum annual fee would be increased by $10,000.


Effective June 1, 2011, for its services under the Administration Agreement, the Administrator is entitled to a fee, which is detailed below in the following schedule:

--------------------------------------------------------------------------------
         FEE (AS A PERCENTAGE OF                AGGREGATE HANCOCK HORIZON FUNDS
     AGGREGATE AVERAGE ANNUAL ASSETS)                      ASSETS
--------------------------------------------------------------------------------
                  0.10%                               First $350 million
--------------------------------------------------------------------------------
                  0.08%                               Next $400 million
--------------------------------------------------------------------------------
                  0.07%                               Next $250 million
--------------------------------------------------------------------------------
                  0.05%                               Next $500 million
--------------------------------------------------------------------------------
                  0.04%                               Over $1.5 billion
--------------------------------------------------------------------------------

The foregoing fee is subject to a minimum annual fee of $650,000, subject to the following qualifications:

o The minimum annual fee shall be reduced to $500,000 in the event the Hancock Horizon Government Money Market Fund closes.


o For each Fund opened after June 1, 2011, the minimum annual fee will be increased by $75,000; and

o For each additional class of shares of a Fund established after the initial three (3) classes of shares per Fund, the minimum annual fee will be increased by $10,000.

Due to the minimums, the annual administration fee the Funds pay will exceed the above percentages at low asset levels.

For the fiscal years ended January 31, 2011, 2012 and 2013, the Administrator received the following fees:

-------------------------------------------------------------------------------------------------------
                                            FEES PAID (000'S)             FEES WAIVED (000'S)
-------------------------------------------------------------------------------------------------------
FUND                                  2011      2012         2013       2011      2012       2013
-------------------------------------------------------------------------------------------------------
Government Money Market Fund          $482      $447         $393       $186      $113       $95
-------------------------------------------------------------------------------------------------------
Core Bond Fund                        $141      $139         $155       $0        $0         $0
-------------------------------------------------------------------------------------------------------
Louisiana Tax-Free Income Fund        -(1)      $5(2)        $11        -(1)      $0(2)      $0
-------------------------------------------------------------------------------------------------------
Mississippi Tax-Free Income Fund      -(1)      $14(2)       $28        -(1)      $0(2)      $0
-------------------------------------------------------------------------------------------------------
Diversified Income Fund               -(1)      -(1)         $2(3)      -(1)      -(1)       $0(3)
-------------------------------------------------------------------------------------------------------
Value Fund                            $147      $134         $119       $0        $0         $0
-------------------------------------------------------------------------------------------------------
Growth Fund                           $78       $73          $83        $0        $0         $0
-------------------------------------------------------------------------------------------------------
Quantitative Long/Short Fund          $60       $29          $39        $0        $0         $0
-------------------------------------------------------------------------------------------------------
Burkenroad Small Cap Fund             $54       $62          $103       $0        $0         $0
-------------------------------------------------------------------------------------------------------
Diversified International Fund        $26       $90          $184       $0        $0         $0
-------------------------------------------------------------------------------------------------------

(1)  Not in operation during the period.

(2) Represents the period from February 1, 2011 (commencement of Fund operations) to January 31, 2012.

(3) Represents the period from September 26, 2012 (commencement of Fund operations) to January 31, 2013.

THE DISTRIBUTOR


GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated January 28, 1993, as amended and restated as of November 14, 2005 and as amended August 30, 2010 ("Distribution Agreement"), whereby the Distributor acts as principal underwriter for the Trust. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.


The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Class A Shares of the Government Money Market Fund pay the Distributor a maximum annual fee of 0.25%, Class C Shares of the Core Bond Fund, Louisiana Tax-Free Income Fund, Mississippi Tax-Free Income Fund, Value Fund, Growth Fund, Quantitative Long/Short Fund, Diversified International Fund and Diversified Income Fund each pay the Distributor a maximum annual fee of 0.75%, and Class D Shares of the Burkenroad Small Cap Fund pay the Distributor a maximum annual fee of 0.25%, respectively, of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.


The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Plan, or in any agreement related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.


For the fiscal years ended January 31, 2011, 2012 and 2013, the Funds paid the Distributor the following fees:

-----------------------------------------------------------------------------------------------------------------------
                                                                                          12B-1 FEES
                                                    12B-1 FEES PAID                 RETAINED BY DISTRIBUTOR
FUND                                                    (000'S)                            (000'S)
-----------------------------------------------------------------------------------------------------------------------
                                              2011      2012      2013            2011      2012       2013
-----------------------------------------------------------------------------------------------------------------------
Government Money Market Fund
(Class A)                                     $693      $721      $783            $0        $0         $0
-----------------------------------------------------------------------------------------------------------------------
Core Bond Fund (Class C)                      $4        $7        $49             $0        $2         $0
-----------------------------------------------------------------------------------------------------------------------
Value Fund (Class C)                          $35       $37       $37             $0        $4         $0
-----------------------------------------------------------------------------------------------------------------------
Growth Fund (Class C)                         $3        $3        $3              $0        $0         $0
-----------------------------------------------------------------------------------------------------------------------
Quantitative Long/Short Fund (Class C)        $0        $0        $0              $0        $0         $0
-----------------------------------------------------------------------------------------------------------------------
Burkenroad Small Cap Fund (Class D)           $18       $24       $32             $19       $17        $0
-----------------------------------------------------------------------------------------------------------------------
Diversified International Fund (Class C)      $1        $1        $2              $0        $3         $0
-----------------------------------------------------------------------------------------------------------------------
Diversified Income Fund (Class C)             -(1)      -(1)      $0(2)           -(1)      -(1)       $0(2)
-----------------------------------------------------------------------------------------------------------------------

(1)  Not in operation during the period.

(2) Represents the period from September 26, 2012 (commencement of Fund operations) to January 31, 2013.


DEALER REALLOWANCES. Except for the Government Money Market Fund, Class A Shares of the Funds are sold subject to a front-end sales charge as described in the prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A Shares.


------------------------------------------------------------------------------------------------------------------------------------
                                    DEALER REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------------------
                                              $50,000                          $250,000      $500,000
FUND                             Less         but less      $100,000           but less      but less
                                 than         than          but less than      than          than             $1,000,000
                                 $50,000      $100,000      $250,000           $500,000      $1,000,000       and over
------------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                   4.00%        3.25%         2.50%              1.75%         1.50%            None(1)
------------------------------------------------------------------------------------------------------------------------------------
Louisiana Tax-Free Income
Fund                             4.00%        3.25%         2.50%              1.75%         1.50%            None(1)
------------------------------------------------------------------------------------------------------------------------------------
Mississippi Tax-Free Income
Fund                             4.00%        3.25%         2.50%              1.75%         1.50%            None(1)
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                       5.25%        4.50%         3.50%              2.50%         2.00%            None
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                      5.25%        4.50%         3.50%              2.50%         2.00%            None
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Long/Short
Fund                             5.25%        4.50%         3.50%              2.50%         2.00%            None
------------------------------------------------------------------------------------------------------------------------------------
Burkenroad Small Cap Fund        5.25%        4.50%         3.50%              2.50%         2.00%            None
------------------------------------------------------------------------------------------------------------------------------------
Diversified International
Fund                             5.25%        4.50%         3.50%              2.50%         2.00%            None
------------------------------------------------------------------------------------------------------------------------------------
Diversified Income Fund          4.25%        3.50%         2.75%              2.00%         1.75%            None(1)
------------------------------------------------------------------------------------------------------------------------------------



(1) If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to the following deferred sales charges if you redeem your shares within 18 months of purchase: 0.75% on a purchase of $1,000,000 but less than $4,000,000 of Class A Shares; 0.50% on a purchase of $4,000,000 but less than $50 million of Class A Shares; and 0.25% on a purchase of Class A Shares over $50 million.


Dealers that are reallowed the entire amount of the sales charge may be deemed to be underwriters within the meaning of the 1933 Act for the purposes of assessing civil liability.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser, Sub-Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser, Sub-Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser, Sub-Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

SHAREHOLDER SERVICES


The Funds have entered into shareholder servicing agreements with third-party service providers (including Hancock Bank as described above under "The Adviser, Transfer Agent and Custodians") pursuant to which the service providers provide certain shareholder services to Class A, Class C, Class D and Institutional Sweep Class shareholders (the "Service Plan"). Under the Service Plan, service providers may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Funds may pay service providers a fee at a rate of up to a maximum of 0.25% annually of the average daily net assets of the Funds attributable to Class A, Class C, Class D and Institutional Sweep Class Shares, respectively, subject to the arrangement for provision of shareholder and administrative services.

For the fiscal years ended January 31, 2011, 2012 and 2013, the Funds paid the following shareholder servicing fees:

--------------------------------------------------------------------------------
                                                 FEES PAID (000'S)
--------------------------------------------------------------------------------
FUND                                       2011      2012        2013
--------------------------------------------------------------------------------
Government Money Market Fund               $0        $829        $1,082
--------------------------------------------------------------------------------
Core Bond Fund                             $101      $49         $155
--------------------------------------------------------------------------------
Louisiana Tax-Free Income Fund             -(1)      $0(2)       $25
--------------------------------------------------------------------------------
Mississippi Tax-Free Income Fund           -(1)      $0(2)       $77
--------------------------------------------------------------------------------
Value Fund                                 $170      $50         $172
--------------------------------------------------------------------------------
Growth Fund                                $64       $37         $80
--------------------------------------------------------------------------------
Quantitative Long/Short Fund               $8        $7          $15
--------------------------------------------------------------------------------
Burkenroad Small Cap Fund                  $128      $79         $361
--------------------------------------------------------------------------------
Diversified International Fund             $30       $14         $111
--------------------------------------------------------------------------------
Diversified Income Fund                    -(1)      -(1)        $1(3)
--------------------------------------------------------------------------------

(1)  Not in operation during the period.

(2) Represents the period from February 1, 2011 (commencement of Fund operations) to January 31, 2012.

(3) Represents the period from September 26, 2012 (commencement of Fund operations) to January 31, 2013.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.


MEMBERS OF THE BOARD. There are ten members of the Board of Trustees, eight of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (80%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.


The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.


In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

------------------------------------------------------------------------------------------------------------------------------------
                            POSITION WITH
                            TRUST AND LENGTH          PRINCIPAL OCCUPATIONS      OTHER DIRECTORSHIPS HELD IN THE
NAME AND DATE OF BIRTH      OF TERM                   IN THE PAST 5 YEARS        PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert Nesher               Chairman of the           SEI employee 1974 to       Current Directorships: Trustee of The
(08/17/46)                  Board of Trustees(1)      present; currently         Advisors' Inner Circle Fund, Bishop
                            (since 1991)              performs various           Street Funds, SEI Daily Income Trust,
                                                      services on behalf of      SEI Institutional International Trust,
                                                      SEI Investments for        SEI Institutional Investments Trust,
                                                      which Mr. Nesher is        SEI Institutional Managed Trust, SEI
                                                      compensated.               Liquid Asset Trust, SEI Asset
                                                      President and Director     Allocation Trust, SEI Tax Exempt
                                                      of SEI Structured          Trust, Adviser Managed Trust and
                                                      Credit Fund, LP.           New Covenant Funds. Director of SEI
                                                      President and  Chief       Global Master Fund plc, SEI Global
                                                      Executive Officer of       Assets Fund plc, SEI Global
                                                      SEI Alpha Strategy         Investments Fund plc, SEI
                                                      Portfolios, LP, June       Investments--Global Funds Services,
                                                      2007  to present.          Limited, SEI Investments Global,
                                                      President and Director     Limited, SEI Investments (Europe)
                                                      of SEI Opportunity         Ltd., SEI Investments--Unit Trust
                                                      Fund, L.P. to 2010.        Management (UK) Limited, SEI
                                                                                 Multi-Strategy Funds PLC, SEI
                                                                                 Global Nominee Ltd and SEI Alpha
                                                                                 Strategy Portfolios, LP.

                                                                                 Former Directorships: Director of SEI
                                                                                 Opportunity Fund, L.P. to 2010.
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran            Trustee(1)                 Self-Employed             Current Directorships: Trustee of The
(05/26/40)                  (since 1991)               Consultant since 2003.    Advisors' Inner Circle Fund, Bishop
                                                       Partner at Morgan,        Street Funds, SEI Daily Income Trust,
                                                       Lewis & Bockius LLP       SEI Institutional International Trust,
                                                       (law firm) from 1976 to   SEI Institutional Investments Trust,
                                                       2003. Counsel to the SEI  Institutional Managed Trust, SEI
                                                       Trust, SEI Investments,   Liquid Asset Trust, SEI Asset
                                                       SIMC, the                 Allocation Trust, SEI Tax Exempt
                                                       Administrator and the     Trust, Adviser Managed Trust and
                                                       Distributor.              New Covenant Funds. Director of SEI
                                                                                 Alpha Strategy Portfolios, LP.
                                                                                 Director of SEI Investments (Europe),
                                                                                 Limited, SEI Investments--Global
                                                                                 Funds Services, Limited, SEI
                                                                                 Investments Global, Limited, SEI
                                                                                 Investments (Asia), Limited, SEI
                                                                                 Asset Korea Co., Ltd., SEI Global
                                                                                 Nominee Ltd. and SEI Investments --
                                                                                 Unit Trust Management (UK)
                                                                                 Limited. Director of the Distributor
                                                                                 since 2003.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Carlbom          Trustee                   Self-Employed              Current Directorships: Trustee of The
(08/20/34)                  (since 2005)              Business  Consultant,      Advisors' Inner Circle Fund and
                                                      Business Projects Inc.,    Bishop Street Funds. Director of
                                                      since 1997.                Oregon Transfer Co.
------------------------------------------------------------------------------------------------------------------------------------


                                       58



------------------------------------------------------------------------------------------------------------------------------------
                            POSITION WITH
                            TRUST AND LENGTH          PRINCIPAL OCCUPATIONS      OTHER DIRECTORSHIPS HELD IN THE
NAME AND DATE OF BIRTH      OF TERM                   IN THE PAST 5 YEARS        PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
John K. Darr                Trustee                   Retired. Chief             Current Directorships: Trustee Of The
(08/17/44)                  (since 2008)              Executive Officer,         Advisors' Inner Circle Fund and
                                                      Office of Finance,         Bishop Street Funds. Director of
                                                      Federal Home Loan          Federal Home Loan Bank of
                                                      Banks, from 1992 to        Pittsburgh, Manna, Inc. (non-profit
                                                      2007.                      developer of affordable housing for
                                                                                 ownership) and Meals on Wheels,
                                                                                 Lewes/Rehoboth Beach.
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.       Trustee                   Self-Employed              Current Directorships: Trustee of The
(05/28/52)                  (since 2011)              Consultant since           Advisors' Inner Circle Fund and
                                                      January 2012. Director     Bishop Street Funds. Director of The
                                                      of Endowments and          Korea Fund, Inc.
                                                      Foundations,
                                                      Morningstar Investment
                                                      Management,
                                                      Morningstar, Inc.,
                                                      February 2010 to May
                                                      2011. Director of
                                                      International
                                                      Consulting and Chief
                                                      Executive Officer of
                                                      Morningstar Associates
                                                      Europe Limited,
                                                      Morningstar, Inc., May
                                                      2007 to February 2010.
                                                      Country Manager --
                                                      Morningstar   UK
                                                      Limited, Morningstar,
                                                      Inc., June 2005 to May
                                                      2007.
------------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson         Trustee                   Retired. Private           Current Directorships: Trustee of The
(03/01/42)                  (since 2005)              Investor since 1994.       Advisors' Inner Circle Fund, Bishop
                                                                                 Street Funds, SEI Asset Allocation
                                                                                 Trust, SEI Daily Income Trust, SEI
                                                                                 Institutional International Trust, SEI
                                                                                 Institutional Managed Trust, SEI
                                                                                 Institutional Investments Trust, SEI
                                                                                 Liquid Asset Trust, SEI Tax Exempt
                                                                                 Trust, Adviser Managed Trust and
                                                                                 New Covenant Funds. Director of SEI
                                                                                 Alpha Strategy Portfolios, LP.
                                                                                 Director of Federal Agricultural
                                                                                 Mortgage Corporation (Farmer Mac)
                                                                                 since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian          Trustee                   Vice President,            Current Directorships: Trustee of The
(01/23/43)                  (since 2005)              Compliance, AARP           Advisors' Inner Circle Fund and
                                                      Financial Inc., from       Bishop Street Funds.
                                                      2008 to 2010. Self-
------------------------------------------------------------------------------------------------------------------------------------

                                             59


------------------------------------------------------------------------------------------------------------------------------------
                            POSITION WITH
                            TRUST AND LENGTH          PRINCIPAL OCCUPATIONS      OTHER DIRECTORSHIPS HELD IN THE
NAME AND DATE OF BIRTH      OF TERM                   IN THE PAST 5 YEARS        PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                      Employed Legal and
                                                      Financial Services
                                                      Consultant since 2003.
                                                      Counsel (in-house) for
                                                      State Street Bank from
                                                      1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Speca                 Trustee                   Global Head of Asset       Current Directorships: Trustee of The
(02/12/56)                  (since 2011)              Allocation, Manulife       Advisors' Inner Circle Fund and
                                                      Asset Management           Bishop Street Funds.
                                                      (subsidiary of Manulife
                                                      Financial), June 2010 to
                                                      May 2011. Executive
                                                      Vice President --
                                                      Investment
                                                      Management Services,
                                                      John Hancock Financial
                                                      Services (subsidiary of
                                                      Manulife Financial),
                                                      June 2003 to June
                                                      2010.
------------------------------------------------------------------------------------------------------------------------------------
James M. Storey             Trustee                   Attorney, Solo             Current Directorships:
(04/12/31)                  (since 1994)              Practitioner since 1994.   Trustee/Director of The Advisors'
                                                                                 Inner Circle Fund, Bishop Street
                                                                                 Funds and U.S. Charitable Gift Trust.
                                                                                 Trustee of SEI Daily Income Trust,
                                                                                 SEI Institutional International Trust,
                                                                                 SEI Institutional Investments Trust,
                                                                                 SEI Institutional Managed Trust, SEI
                                                                                 Liquid Asset Trust, SEI Asset
                                                                                 Allocation Trust, SEI Tax Exempt
                                                                                 Trust and SEI Alpha Strategy
                                                                                 Portfolios, L.P. until December 2010.
------------------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.     Trustee                   Retired since January      Current Directorships: Trustee/
(11/13/42)                  (since 1999)              2012. Self-employed        Director of State Street Navigator
                            Lead Independent          Consultant, Newfound       Securities Lending Trust, The
                            Trustee                   Consultants Inc., April    Advisors' Inner Circle Fund, Bishop
                                                      1997 to December           Street Funds, SEI Structured Credit
                                                      2011.                      Fund, LP, SEI Daily Income Trust,
                                                                                 SEI Institutional International Trust,
                                                                                 SEI Institutional Investments Trust,
                                                                                 SEI Institutional Managed Trust, SEI
                                                                                 Liquid Asset Trust, SEI Asset
                                                                                 Allocation Trust, SEI Tax Exempt
                                                                                 Trust, SEI Alpha Strategy Portfolios,
                                                                                 LP, Adviser Managed Trust and New
                                                                                 Covenant Funds. Member of the
                                                                                 independent review committee for
                                                                                 SEI's  Canadian-registered mutual
                                                                                 funds.

                                                                                 Former Directorships: Director of
                                                                                 SEI Opportunity Fund, L.P. to 2010.
------------------------------------------------------------------------------------------------------------------------------------



(1) Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.


The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Carlbom should serve as Trustee because of the business experience he gained as President and CEO of a large distribution cooperative and Chairman of a consulting company, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Storey should serve as Trustee because of the mutual fund governance experience he gained as an Investment Management attorney, both in private practice and with the SEC, his background serving as counsel to numerous mutual fund boards of trustees, his knowledge of the 1940 Act, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1994.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.


In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:


o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities;
     (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met eleven (11) times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met once during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

---------------------------------------------------------------------------------------
                          DOLLAR RANGE OF FUND       AGGREGATE DOLLAR RANGE OF SHARES
NAME                        SHARES (FUND)(1)       (ALL FUNDS IN THE FUND COMPLEX)(1,2)
---------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------
Doran                            None                            None
---------------------------------------------------------------------------------------
Nesher                           None                            None
---------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------
Carlbom                          None                            None
---------------------------------------------------------------------------------------
Darr                             None                            None
---------------------------------------------------------------------------------------
Grause                           None                            None
---------------------------------------------------------------------------------------
Johnson                          None                            None
---------------------------------------------------------------------------------------
Krikorian                        None                            None
---------------------------------------------------------------------------------------
Speca                            None                            None
---------------------------------------------------------------------------------------
Storey                           None                            None
---------------------------------------------------------------------------------------
Sullivan                         None                            None
---------------------------------------------------------------------------------------

(1) Valuation date is December 31, 2012.

(2) The Trust is the only investment company in the Fund Complex.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


-------------------------------------------------------------------------------------------------------------------
                       AGGREGATE     PENSION OR RETIREMENT    ESTIMATED ANNUAL
                     COMPENSATION   BENEFITS ACCRUED AS PART   BENEFITS UPON    TOTAL COMPENSATION FROM THE TRUST
      NAME          FROM THE TRUST     OF FUND EXPENSES         RETIREMENT            AND FUND COMPLEX(1)
-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------
     Doran                $0                 N/A                   N/A           $0 for service on one (1) board
-------------------------------------------------------------------------------------------------------------------
     Nesher               $0                 N/A                   N/A           $0 for service on one (1) board
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------
    Carlbom            $42,142               N/A                   N/A         $42,142 for service on one (1) board
-------------------------------------------------------------------------------------------------------------------
     Darr              $42,142               N/A                   N/A         $42,142 for service on one (1) board
-------------------------------------------------------------------------------------------------------------------
    Grause             $42,142               N/A                   N/A         $42,142 for service on one (1) board
-------------------------------------------------------------------------------------------------------------------
    Johnson            $42,142               N/A                   N/A         $42,142 for service on one (1) board
-------------------------------------------------------------------------------------------------------------------
   Krikorian           $42,142               N/A                   N/A         $42,142 for service on one (1) board
-------------------------------------------------------------------------------------------------------------------
    Speca              $42,142               N/A                   N/A         $42,142 for service on one (1) board
-------------------------------------------------------------------------------------------------------------------
    Storey             $42,142               N/A                   N/A         $42,142 for service on one (1) board
-------------------------------------------------------------------------------------------------------------------
   Sullivan            $42,142               N/A                   N/A         $42,142 for service on one (1) board
-------------------------------------------------------------------------------------------------------------------

(1)  The Trust is the only investment company in the Fund Complex.

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.


Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

------------------------------------------------------------------------------------------------------------------------------------
NAME AND            POSITION WITH TRUST AND              PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
DATE OF BIRTH       LENGTH OF TERM
------------------------------------------------------------------------------------------------------------------------------------
Michael             President                            Director of Client Service, SEI Investments
Beattie             (since 2011)                         Company, since 2004.
(03/13/65)
------------------------------------------------------------------------------------------------------------------------------------
Michael             Treasurer, Controller and Chief      Director, SEI Investments, Fund Accounting since
Lawson              Financial Officer                    July 2005. Manager, SEI Investments, Fund
(10/08/60)          (since 2005)                         Accounting at SEI Investments AVP from April
                                                         1995 to February 1998 and November 1998 to July
                                                         2005.
------------------------------------------------------------------------------------------------------------------------------------
Russell Emery       Chief Compliance Officer             Chief Compliance Officer of SEI Structured Credit
(12/18/62)          (since 2006)                         Fund, LP and SEI Alpha Strategy Portfolios, LP
                                                         since June 2007. Chief Compliance Officer of The
                                                         Advisors' Inner Circle Fund, Bishop Street Funds,
                                                         SEI Institutional Managed Trust, SEI Asset
                                                         Allocation Trust, SEI Institutional International
                                                         Trust, SEI Institutional Investments Trust, SEI
                                                         Daily Income Trust, SEI Liquid Asset Trust, SEI
                                                         Tax Exempt Trust, Adviser Managed Trust and
                                                         New Covenant Funds. Chief Compliance Officer
                                                         of SEI Opportunity Fund, L.P. until 2010. Director
                                                         of Investment Product Management and
                                                         Development, SEI Investments, since February
                                                         2003; Senior Investment Analyst -- Equity Team,
                                                         SEI Investments, from March 2000 to February
                                                         2003.
------------------------------------------------------------------------------------------------------------------------------------
Timothy D.          Vice President and Assistant         General Counsel and Secretary of SIMC and the
Barto               Secretary                            Administrator since 2004. Vice President of SIMC
(03/28/68)          (since 1999)                         and the Administrator since 1999. Vice President
                                                         and Assistant Secretary of SEI Investments since
                                                         2001. Assistant Secretary of SIMC, the
                                                         Administrator and the Distributor, and Vice
                                                         President of the Distributor, from 1999 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Dianne M.           Vice President and Secretary         Counsel at SEI Investments since 2010. Associate
Descoteaux          (since 2011)                         at Morgan, Lewis & Bockius LLP from 2006 to
(07/18/77)                                               2010. Associate at Morrison & Foerster LLP from
                                                         2003 to 2006. Associate at Stradley Ronon Stevens
                                                         & Young LLP from 2002 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
John Munch          Vice President and Assistant         Attorney, SEI Investments Company, since 2001.
(05/07/71)          Secretary                            General Counsel, SEI Investments Distribution
                    (since 2012)                         Co., since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Edward McCusker     Privacy Officer                      Compliance Manager of SEI Investments Company,
(11/18/83)          (since 2013)                         May 2011 - April 2013. Project Manager and AML
                                                         Operations Lead of SEI Private Trust Company,
                    AML Officer                          September 2010 - May 2011. Private Banking Client
                    (since 2013)                         Service Professional of SEI Private Banking and
                                                         Trust, September 2008 - September 2010.
------------------------------------------------------------------------------------------------------------------------------------

PURCHASING SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange ("NYSE") (and/or the Federal Reserve for the Government Money Market Fund) and Hancock Bank are open for business (a "Business Day"). Shares of the Funds are offered on a continuous basis. Currently, the Funds are closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, the Tuesday before Ash Wednesday ("Mardi Gras"), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

REDEEMING SHARES

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Trust has obtained an exemptive order from the SEC that permits a Fund to make in-kind redemptions to those shareholders of the Fund that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

Each Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. Each Fund also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Sub-Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business. Each Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. Each Fund also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Sub-Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business. In addition, the Government Money Market Fund may rely on Rule 22e-3 of the 1940 Act to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the Fund.

Trading takes place in various markets on days that are not Business Days and the Funds' net asset values are not calculated. As a result, events affecting the values of the Funds' securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Funds' calculation of net asset values unless the Adviser determines that the particular event may materially affect net asset value, in which case an adjustment will be made.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41) of, and Rule 2a-4 under, the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the official closing price or the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at 4:00 p.m., Eastern Time if a security's principal exchange is normally open at that time). If there is no official closing price and there is no such reported sale on the valuation date, the security is valued at the most recent quoted bid price. If such prices are not available or determined to not represent the fair value of the security as of a Funds pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain federal income tax considerations generally affecting a Fund and its shareholders that are not described in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

The following general discussion of certain federal and state income tax consequences is based on the Code and the regulations issued thereunder and on applicable state law as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY ("RIC"). Each Fund intends to qualify and elects to be treated as a RIC under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.


Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein.

Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

In order to be taxable as a RIC, the Fund must timely distribute at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following:
(i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or certain other income including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stocks, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships (the "Qualifying Income Test"); (ii) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnerships.


Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.


If a Fund fails to satisfy the asset or qualifying income requirements in any taxable year, it may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If these relief provisions are not available to a Fund for any year in which it fails to qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates (and, to the extent applicable, corporate alternative minimum tax) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. In addition, a Fund could be required to recognize gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC.


If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which the Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. Each Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.


FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS. A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions by a Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to you as ordinary income (to the extent of the current or accumulated earnings and profits of the Fund) and in certain cases may be treated as "qualified dividend income" (excluding distributions of net short-term capital gains). Qualified dividend income is eligible for the reduced maximum rate to individuals of 20% (lower rates apply to individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.).

A dividend will not be treated as qualified dividend income to the extent that
(i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from a Fund's assets before it calculates the net asset value) with respect to such dividend (and a Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions that a Fund receives from another investment company or ETF taxable as a RIC will be treated as qualified dividend income only to the extent so designated by such investment company or ETF.


The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds intend to invest primarily in municipal obligations from a particular state and to satisfy conditions (including a requirement that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds) that will enable them to designate distributions from the interest income generated by investments in municipal obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax. Because the Funds invest primarily in municipal obligations from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will generally be exempt from regular federal and state income tax. However, income from municipal obligations of a state other than the shareholder's state of residence generally will not be exempt from state income tax for such shareholder. Insurance proceeds received by the Funds under any insurance policies in respect of scheduled interest payments on defaulted municipal obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on nonappropriation lease obligations will be excludable from gross income for federal income tax purposes.


Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Fund shares). "Net investment income" for this purpose does not include exempt-interest dividends.


Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.


A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and gains and receiving back a portion of the price in the form of a taxable distribution.


If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Because the Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," these Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisors before investing in a Fund.

Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal obligations that meet the definition of private activity bonds under the Code is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds receive income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. These Funds will annually supply shareholders with a report indicating the percentage of a Fund's income attributable to municipal obligations required to be included in calculating the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

Tax-exempt income, including exempt-interest dividends paid by the Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds, are taken into account in determining whether a portion of such Fund shareholder's social security or railroad retirement benefits will be subject to federal income tax.

The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interest dividends distributed in comparison to other taxable distributions). Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Issuers of bonds purchased by the Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds for the interest on such bonds to be exempt-interest under the Code. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to regular federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

For corporate investors in some of the Funds, dividend distributions that a Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the corporate dividends-received deduction to the extent they would qualify if the Fund was a regular corporation.


Dividends and interest received from a Fund's holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund's total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the Internal Revenue Service ("IRS") that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid to the Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder's federal income tax. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.


Redemptions and exchanges of Fund shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such common shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on such shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.


A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a "Post-2010 Loss"), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. A Fund's unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 ("Pre-2011 Losses") are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund's Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.


With respect to investments in STRIPs, TRs, TIGRs, CATs and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss. Gains of a Fund that are attributable to market discount on certain municipal obligations are treated as ordinary income to the extent of accrued market discount on the bond.

A Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by such Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts on securities will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Test described above. A Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.


If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF", the Fund would be required each year to include in income, and distribute to 75 shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Certain Funds intend to invest in certain MLPs and other entities which may be treated as qualified publicly traded partnerships, as defined in Section 851(h) of the Code ("QPTP"). A QPTP is an entity that is treated as a partnership for federal income tax purposes (1) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (2) that derives at least 90% of its income from passive sources defined in Code Section 7704(d), and (3) that derives less than 90% of its income from the qualifying income sources in the Qualifying Income Test. The net income from QPTPs is qualifying income for purposes of the Qualifying Income Test, but a Fund's investment in one or more of such QPTPs is limited under the Diversification Test to no more than 25% of the value of the Fund's assets. The Funds will monitor its investment in such QPTPs in order to ensure compliance with the Qualifying Income Test and Diversification Test. However, given that the Funds do not control the investments of any QPTP in which a Fund invests, it is possible that if a QPTP fails to qualify as a QPTP for any taxable year, a Fund may fail the Qualifying Income Test in such tax year. Please see the discussion regarding the consequences of failing to satisfy one of these RIC qualification tests set forth above.


The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.


In certain cases, a Fund will be required to withhold, and remit to the U.S. Treasury, 28% of any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the IRS; (3) has not certified to that Fund that such shareholder is not subject to backup withholding; or (4) has failed to certify that he or she is a U.S. citizen or U.S. resident alien.

Under U.S. Treasury regulations, generally, if an individual shareholder recognizes a loss of $2 million or more or a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Funds are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstance.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds regarding the applicable rate of U.S. withholding tax on amounts treated as ordinary dividends from a Fund (other than certain dividends derived from short-term capital gains and qualified interest income of a Fund currently only for taxable years of the Fund commencing prior to January 1, 2014 and provided that the Fund chooses to report such dividends in a manner qualifying for such favorable tax treatment) and the applicability of U.S. gift and estate taxes.

In addition, a U.S. withholding tax at a 30% rate will be imposed on dividends beginning after December 31, 2013 (and proceeds of sales in respect of each Fund's shares received by such Fund's shareholders beginning after December 31,
2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. Each Fund will not pay any additional amounts in respect to any amounts withheld. Under certain circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

While none of the Funds expects its shares will constitute U.S. real property interests, if a Fund's direct and indirect investments in U.S. real property (which includes investments in REITS and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of the Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund's shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be
(1) subject to a 35% U.S. federal withholding tax on the portion of the Fund's distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain "wash sale" rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the Fund's shares at all times within such one-year period, any such distribution by the Fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or short-term capital gain dividend to such shareholder, the distribution would be re-characterized as an ordinary dividend and would be subject to the applicable rate of non-resident alien U.S. withholding tax.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (REMICs); (ii) the Fund invests in a REIT that is a taxable mortgage pool (TMP) or that has a subsidiary that is TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

The discussion of state and local tax treatment is based on the assumptions that the Louisiana Tax-Free Income and Mississippi Tax-Free Income Funds will qualify as RICs and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state and local income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the U.S. However, income from municipal obligations of a state other than the shareholder's state of residence generally will not exempt from state income tax for such shareholder. Shareholders generally will be required to include distributions of ordinary income that is not attributable to exempt-interest, as well as capital gain distributions in their income for state and local tax purposes.

Depending upon state and local law, distributions by the Funds to their shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. It is expected that each Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purpose. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Funds.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

FACTORS PERTAINING TO LOUISIANA. The following is a general, abbreviated summary of certain provisions of the applicable Louisiana tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Hancock Horizon Louisiana Tax-Free Income Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive.

The following is based on the assumptions that the Hancock Horizon Louisiana Tax-Free Income Fund will qualify under Subchapter M of the Code as a RIC, that it will satisfy the conditions which will cause its distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to its shareholders.

The Hancock Horizon Louisiana Tax-Free Income Fund will be subject to the Louisiana corporate franchise tax and corporate income tax only if it has a sufficient nexus with Louisiana. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

Distributions by the Hancock Horizon Louisiana Tax-Free Income Fund that are attributable to interest on any obligation of Louisiana and its political subdivisions or to interest on obligations of the U.S., its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Louisiana personal income tax or the Louisiana corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Louisiana personal and corporate income taxes.

Gain on the sale, exchange, or other disposition of shares of the Hancock Horizon Louisiana Tax-Free Income Fund will be subject to the Louisiana personal and corporate income taxes. Shares of the Hancock Horizon Louisiana Tax-Free Income Fund may be subject to the Louisiana inheritance tax and the Louisiana estate tax if held by a Louisiana decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning Louisiana tax matters.

FACTORS PERTAINING TO MISSISSIPPI. The following is a general, abbreviated summary of certain provisions of the applicable Mississippi tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Hancock Horizon Mississippi Tax-Free Income Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive.

The following is based on the assumptions that the Hancock Horizon Mississippi Tax-Free Income Fund will qualify under Subchapter M of the Code as a RIC, that it will satisfy the conditions which will cause its distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to its shareholders.

The Hancock Horizon Mississippi Tax-Free Income Fund will be subject to the Mississippi corporate franchise tax and corporate income tax only if it has a sufficient nexus with Mississippi. If it is subject to such taxes, it does not expect to pay a material amount of either tax.


Distributions by the Hancock Horizon Mississippi Tax-Free Income Fund that are attributable to interest on any obligation of Mississippi and its political subdivisions or to interest on obligations of the U.S., its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Mississippi personal income tax or the Mississippi corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Mississippi personal and corporate income taxes.


Gain on the sale, exchange, or other disposition of shares of the Hancock Horizon Mississippi Tax-Free Income Fund will be subject to the Mississippi personal and corporate income taxes. Shares of the Hancock Horizon Mississippi Tax-Free Income Fund may be subject to the Mississippi estate tax if held by a Mississippi decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning Mississippi tax matters.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.


For the fiscal years ended January 31, 2011, 2012 and 2013, the Funds paid the following aggregate brokerage commissions on fund transactions:

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                                         AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
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FUND                                         2011               2012                2013
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Government Money Market Fund               $      0           $     0             $      0
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Core Bond Fund                             $  1,874           $ 1,113             $    821
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Louisiana Tax-Free Income Fund                    -(1)        $     0(2)          $      0
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Mississippi Tax-Free Income Fund                  -(1)        $     0(2)          $      0
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Value Fund                                 $339,279           $308,400            $386,565
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Growth Fund                                $160,846           $176,372            $172,800
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Quantitative Long/Short Fund               $139,633           $135,890            $237,733
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Burkenroad Small Cap Fund                  $ 69,213           $125,538            $384,621
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Diversified International Fund             $ 38,555           $161,852            $205,114
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Diversified Income Fund                           -(1)               -(1)         $ 40,108(3)
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(1)  Not in operation during the period.
(2) Represents the period from February 1, 2011 (commencement of Fund operations) to January 31, 2012.
(3) Represents the period from September 26, 2012 (commencement of Fund operations) to January 31, 2013.


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the most recently completed fiscal year, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:


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                                                                            TOTAL DOLLAR AMOUNT OF
                                           TOTAL DOLLAR AMOUNT OF           TRANSACTIONS INVOLVING
                                           BROKERAGE COMMISSIONS            BROKERAGE COMMISSIONS
FUND                                       FOR RESEARCH SERVICES            FOR RESEARCH SERVICES
---------------------------------------------------------------------------------------------------
Government Money Market Fund                    $      0                         $          0
---------------------------------------------------------------------------------------------------
Core Bond Fund                                  $    821                         $  1,636,617
---------------------------------------------------------------------------------------------------
Louisiana Tax-Free Income Fund                  $      0                         $          0
---------------------------------------------------------------------------------------------------
Mississippi Tax-Free Income Fund                $      0                         $          0
---------------------------------------------------------------------------------------------------
Diversified Income Fund                         $ 18,184                         $ 13,554,577
---------------------------------------------------------------------------------------------------
Value Fund                                      $386,565                         $253,251,738
---------------------------------------------------------------------------------------------------
Growth Fund                                     $172,800                         $212,014,876
---------------------------------------------------------------------------------------------------
Quantitative Long/Short Fund                    $218,061                         $154,245,743
---------------------------------------------------------------------------------------------------
Burkenroad Small Cap Fund                       $384,621                         $213,592,067
---------------------------------------------------------------------------------------------------
Diversified International Fund                  $138,146                         $ 96,457,238
---------------------------------------------------------------------------------------------------


BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended January 31, 2011, 2012 and 2013, the Funds paid the following aggregate brokerage commissions on fund transactions effected by affiliated brokers.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PERCENTAGE OF TOTAL
                                                                                 PERCENTAGE OF              BROKERAGE
                                        AGGREGATE DOLLAR AMOUNT OF              TOTAL BROKERAGE            TRANSACTIONS
                                        BROKERAGE COMMISSIONS PAID               COMMISSIONS             EFFECTED THROUGH
                                               TO AFFILIATED                   PAID TO AFFILIATED           AFFILIATED
                                                 BROKERS ($)                         BROKERS (%)             BROKERS (%)
------------------------------------------------------------------------------------------------------------------------------------
FUND                                  2011          2012          2013                 2013                    2013
------------------------------------------------------------------------------------------------------------------------------------
Government Money Market Fund          $0            $0            $0                   0%                      0%
------------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                        $1,874        $1,113        $821                 0%                      0%
------------------------------------------------------------------------------------------------------------------------------------
Louisiana Tax-Free Income Fund        -(1)          $0(2)         $0                   0%                      0%
------------------------------------------------------------------------------------------------------------------------------------
Mississippi Tax-Free Income Fund      -(1)          $0(2)         $0                   0%                      0%
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                            $343,679      $308,400      $386,565             100%                    100%
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                           $160,846      $176,372      $172,800             100%                    100%
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Long/Short Fund          $133,336      $133,075      $218,061             84%                     69%
------------------------------------------------------------------------------------------------------------------------------------
Burkenroad Small Cap Fund             $69,213       $125,538      $384,621             100%                    100%
------------------------------------------------------------------------------------------------------------------------------------
Diversified International Fund        $0            $0            $0                   0%                      0%
------------------------------------------------------------------------------------------------------------------------------------
Diversified Income Fund               -(1)          -(1)          $18,184(3)           100%                    100%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Not in operation during the period.

(2) Represents the period from February 1, 2011 (commencement of Fund operations) to January 31, 2012.

(3) Represents the period from September 26, 2012 (commencement of Fund operations) to January 31, 2013.


SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers or dealers" (as such term is defined in the 1940 Act) that each Fund held during its most recent fiscal year. As of January 31, 2013, the following Funds held securities of their "regular brokers or dealers" as follows:

----------------------------------------------------------------------------------------------------------
                                     NAME OF               TYPE OF SECURITY       DOLLAR AMOUNT AT
FUND                             BROKER/DEALER                  HELD                    FYE
----------------------------------------------------------------------------------------------------------
Government Money Market      Deutsche Bank Securities           Debt                  $118,207
Fund                         -----------------------------------------------------------------------------
                             South Street Securities            Debt                  $125,000
----------------------------------------------------------------------------------------------------------
                             Citigroup                          Debt                  $1,106
                             -----------------------------------------------------------------------------
                             Wells Fargo                        Debt                  $4,976
                             -----------------------------------------------------------------------------
                             Goldman Sachs                      Debt                  $2,359
                             -----------------------------------------------------------------------------
Core Bond Fund               Morgan Stanley                     Debt                  $4,013
----------------------------------------------------------------------------------------------------------
                             Wells Fargo                        Equity                $2,577
                             -----------------------------------------------------------------------------
                             Morgan Stanley                     Equity                $2,582
                             -----------------------------------------------------------------------------
Value Fund                   Citigroup                          Equity                $2,530
----------------------------------------------------------------------------------------------------------
Growth Fund                  Bank of NY                         Equity                $2,037
----------------------------------------------------------------------------------------------------------


PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' investment adviser, its sub-adviser, principal underwriter or any affiliated person of the Funds, its investment adviser, its sub-adviser or its principal underwriter, on the other.
 Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer and Fund portfolio manager(s) (the "Authorized Persons") to dually authorize the release of a Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Persons report quarterly to the Board regarding the implementation of such policies and procedures.


Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each April 30, July 31, October 31 and January 31). The Funds will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its semi-annual and annual reports which are distributed to Fund shareholders. The Funds' complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in semi-annual and annual reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q, Form N-CSR and Form N-MFP are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Funds include only a Summary Schedule rather than a complete schedule of investments in its semi-annual and annual reports, its Form N-CSR will be available without charge, upon request, by calling 1-800-990-2434.

Each Fund (except the Government Money Market Fund) posts on the internet at http://aicfundholdings.com/horizon, a detailed list of the securities held by the Fund (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. The Fund's investment adviser may exclude any portion of the portfolio holdings from publication when deemed in the best interest of the Fund. The Government Money Market Fund posts on the internet at http://aicfundholdings.com, a complete list of the securities held by the Fund (portfolio holdings) as of the most recent calendar month end, five (5) business days after the end of the calendar month. In addition, each Fund posts on the internet the 10 largest portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets (except the Government Money Market Fund), as of the most recent calendar month end, 10 calendar days after the end of the calendar month. The postings generally remain until replaced by new postings as described above. The information on the Funds' website is publicly available.


The Funds' policies and procedures provide that the Authorized Persons, may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times than the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law: (i) required to maintain the confidentiality of the information; and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. The Funds will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

In addition, the Funds' service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds' service providers that would prohibit them from disclosing or trading on the Funds' non-public information. Financial printers, proxy voting service providers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

CODE OF ETHICS


The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser has delegated the responsibility for decisions regarding proxy voting for securities held by the Diversified International Fund to the Sub-Adviser. The Adviser and the Sub-Adviser will each vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B and Appendix C to this SAI. The Board of Trustees will periodically review the Funds' proxy voting record.


The Trust is required to disclose annually each Fund's complete proxy voting records during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-800-990-2434 or by writing to the Funds at Hancock Horizon Funds, 2600 Citiplace Drive, Suite 100, Baton Rouge, Louisiana 70808 and (ii) on the SEC's website at http://www.sec.gov.


5% AND 25% SHAREHOLDERS


As of May 6, 2013, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

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NAME AND ADDRESS                        NUMBER OF SHARES           CLASS OF SHARES               % OF CLASS
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
Hanco
P.O. Box 4019                           76,134,670.81              Institutional                 74.67%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.
101 Montgomery St                       24,696,593.50              Institutional                 24.22%
San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------
Hanco                                                              Institutional Sweep
P.O. Box 4019                           105,009,099.02             Class                         99.99%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
NFSC
200 Liberty Street                      147,501,702.10                  A                        59.24%
1 World Financial Center
New York, NY 10281
------------------------------------------------------------------------------------------------------------------------------------
Hanco
P.O. Box 4019                           101,214,033.71                  A                        40.65%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
CORE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
Hanco Gain
P O Box 4019                            6,487,539.017              Institutional                 49.63%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.
101 Montgomery St                       3,035,213.324              Institutional                 23.22%
San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------
Hanco
P.O. Box 4019                           2,707,369.324              Institutional                 20.71%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
Hanco Reinvest
P.O. Box 4019                           827,134.286                Institutional                 6.32%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.
101 Montgomery St                       788,362.289                     A                        29.51%
San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------
Gulf Coast Mental Health 401K Plan
P O Box 4019                            227,560.755                     A                        8.51%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
LPL Financial
9785 Towne Center                       35,852.478                      C                        7.00%
San Diego, CA 92121
------------------------------------------------------------------------------------------------------------------------------------
NFS FBO Stephen E Parker Jr
200 Liberty Street                      29,741.316                      C                        5.81%
1 World Financial Center
New York NY 10281
------------------------------------------------------------------------------------------------------------------------------------
NFS FBO Steve's Cress Family
Partnership                             29,741.316                      C                        5.81%
200 Liberty Street
1 World Financial Center
New York NY 10281
------------------------------------------------------------------------------------------------------------------------------------

                                        83


------------------------------------------------------------------------------------------------------------------------------------
LPL Financial
9785 Towne Center                       26,521.633                      C                        5.18%
San Diego, CA 92121
------------------------------------------------------------------------------------------------------------------------------------
LOUISIANA TAX-FREE INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
Hanco Gain
P O Box 4019                            217,708.469                Institutional                 54.63%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
Hanco
P O Box 4019                            119,978.346                Institutional                 30.10%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
Hanco Reinvest
P O Box 4019                            60,850.666                 Institutional                 15.27%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
NFS FBO Jacob J Cohen
200 Liberty Street                      58,534.431                      A                        7.76%
1 World Financial Center
New York, NY 10281
------------------------------------------------------------------------------------------------------------------------------------
NFS FBO David Skansi
200 Liberty Street
1 World Financial Center                45,500.412                      A                        5.98%
New York, NY 10281
------------------------------------------------------------------------------------------------------------------------------------
NFS FBO Robert Adams
200 Liberty Street
1 World Financial Center                42,692.273                      A                        5.61%
New York, NY 10281
------------------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI TAX-FREE INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
Hanco
P O Box 4019                            300,498.011                Institutional                 59.39%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
Hanco Gain
P O Box 4019                            196,812.189                Institutional                 38.90%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC
101 Montgomery St                       181,161.689                     A                        8.56%
San Francisco, CA 94102
------------------------------------------------------------------------------------------------------------------------------------
NFS FBO William Bourgeois
200 Liberty Street                      145,854.166                     A                        6.89%
1 World Financial Center
New York, NY 10281
------------------------------------------------------------------------------------------------------------------------------------
VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
Hanco Gain
P.O. Box 4019                           2,161,093.672              Institutional                 44.29%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.
101 Montgomery St                       1,584,009.350              Institutional                 32.47%
San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------
Hanco
P.O. Box 4019                           751,264.600                Institutional                 15.39%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------

                                        84


------------------------------------------------------------------------------------------------------------------------------------
Hanco Reinvest
P.O. Box 4019                           347,088.121                Institutional                 7.11%
Gulfport, MS 39502-4019
----------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.
101 Montgomery St                       384,657.003                     A                        19.96%
San Francisco, CA 94104
----------------------------------------------------------------------------------------------------------------------------------
T D Ameritrade
P O Box 17784                           11,213.172                      C                        19.89%
Denver, CO 80217
----------------------------------------------------------------------------------------------------------------------------------
LPL Financial
9785 Towne Center                       6,081.509                       C                        10.79%
San Diego, CA 92121
----------------------------------------------------------------------------------------------------------------------------------
NFS FBO GoTech Inc.
200 Liberty Street                      5,991.334                       C                        10.62%
1 World Financial Center
New York, NY 10281
----------------------------------------------------------------------------------------------------------------------------------
NFS FBO George MCNutt.
200 Liberty Street
1 World Financial Center                4,854.492                       C                        8.61%
New York, NY 10281
----------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
Hanco Gain
P.O. Box 4019                           2,237,919.741              Institutional                 43.64%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.
101 Montgomery St                       1,684,407.087              Institutional                 32.85%
San Francisco, CA 94104
----------------------------------------------------------------------------------------------------------------------------------
Hanco
P.O. Box 4019                           820,960.406                Institutional                 16.01%
Gulfport, MS 39502-4019
----------------------------------------------------------------------------------------------------------------------------------
Hanco Reinvest
P.O. Box 4019                           381,543.414                Institutional                 7.44 %
Gulfport, MS 39502-4019
----------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.
101 Montgomery St                       425,799.760                     A                        36.85%
San Francisco, CA 94104
----------------------------------------------------------------------------------------------------------------------------------
Gulf Coast Mental Health
P.O. Box 4019                           58,867.297                      A                        5.09%
Gulfport, MS 39502
----------------------------------------------------------------------------------------------------------------------------------
NFS FBO George McNutt
200 Liberty Street                      5,094.797                       C                        17.88%
1 World Financial Center
New York, NY 10281
----------------------------------------------------------------------------------------------------------------------------------
NFS FBO GoTech Inc.
200 Liberty Street
1 World Financial Center                3,265.443                       C                        11.46%
New York, NY 10281
------------------------------------------------------------------------------------------------------------------------------------
NFS FBO Kaleel Salloum Sr.
200 Liberty Street                      1,844.319                       C                        6.47%
1 World Financial Center
New York, NY 10281
------------------------------------------------------------------------------------------------------------------------------------

                                        85


------------------------------------------------------------------------------------------------------------------------------------
NFS Wayne Stein.
200 Liberty Street                      1,753.127                       C                        6.15%
1 World Financial Center
New York, NY 10281
------------------------------------------------------------------------------------------------------------------------------------
QUANTITATIVE LONG/SHORT FUND
------------------------------------------------------------------------------------------------------------------------------------
Hanco Gain
P O Box 4019                            1,184,438.779              Institutional                 44.89%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
Hanco
P O Box 4019                            817,778.759                Institutional                 30.99%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
Hanco Reinvest
P O Box 4019                            329,680.778                Institutional                 12.50%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.
101 Montgomery St                       269,886.816                Institutional                 10.23%
San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.
101 Montgomery St                       83,158.720                      A                        26.72%
San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------
Pershing LLC, 1 Metrotech Center
North, Jersey City, NJ 07303-9998       878.735                         C                        61.43%
------------------------------------------------------------------------------------------------------------------------------------
NFS FBO Harry Summerlin
200 Liberty Street
1 World Financial Center                212.826                         C                        14.87%
New York, NY 10281
------------------------------------------------------------------------------------------------------------------------------------
NFS FBO Brian Carlino
200 Liberty Street                      127.065                         C                        8.88%
1 World Financial Center
New York, NY 10281
----------------------------------------------------------------------------------------------------------------------------------
NFS FBO Carl Joubert
200 Liberty Street
1 World Financial Center                115.075                         C                        8.04%
New York, NY 10281
----------------------------------------------------------------------------------------------------------------------------------
NFS FBO Richard J Andre
200 Liberty Street
1 World Financial Center                90.791                          C                        6.35%
New York, NY 10281
----------------------------------------------------------------------------------------------------------------------------------
BURKENROAD SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.
101 Montgomery St                       51,673.423                      D                        9.69%
San Francisco, CA 94104
----------------------------------------------------------------------------------------------------------------------------------
NFS FBO Century Bank.
200 Liberty Street                      45,002.948                      D                        8.44%
1 World Financial Center
New York, NY 10281
----------------------------------------------------------------------------------------------------------------------------------
The Administrators of the Tulane
Educational Fund                        29,473.502                      D                        5.53%
6401 Freret Street Suite 178
New Orleans, LA 70118
------------------------------------------------------------------------------------------------------------------------------------


                                        86




------------------------------------------------------------------------------------------------------------------------------------
Gregory W. Clay and Martha H Clay
Family Trust                            26,417.163                      D                        4.95%
6668 Avalon
Dallas, TX 75214
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC
101 Montgomery St                       1,661,403.804                   A                        26.48%
San Francisco, CA 94102
------------------------------------------------------------------------------------------------------------------------------------
Hanco Gain
P O Box 4019                            406,903.113                     A                        6.48%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
Hanco
P.O. Box 4019                           325,003.296                     A                        5.18%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED INTERNATIONAL FUND
------------------------------------------------------------------------------------------------------------------------------------
Hanco
P.O. Box 4019                           2,056,875.166              Institutional                 18.75%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
Hanco Gain
P O Box 4019                            1,682,787.537              Institutional                 15.33%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank
P O Box 1533                            1,291,869.764              Institutional                 11.77%
Minneapolis, MN 55410
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.
101 Montgomery St                       1,274,208.392              Institutional                 11.61%
San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------
Hanco Reinvest
P.O. Box 4019                           1,224,361.565              Institutional                 11.16%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
NFSC FBO FIIOCC
200 Liberty Street                      776,638.950                Institutional                 7.07%
1 World Financial Center
New York, NY 10281
------------------------------------------------------------------------------------------------------------------------------------
NFSC FBO Trustmark National Bank
200 Liberty Street
1 World Financial Center                760,696.809                Institutional                 6.93%
New York, NY 10281
------------------------------------------------------------------------------------------------------------------------------------
NFSC FBO Northern Trust
200 Liberty Street                      721,477.410                Institutional                 6.58%
1 World Financial Center
New York, NY 10281
------------------------------------------------------------------------------------------------------------------------------------
New York Life Trust Company
169 Lackawanna Ave                      666,724.706                     A                        31.27%
Parsippany, NJ 07054
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank
P O Box 1533                            602,954.372                     A                        28.28%
Minneapolis, MN 55410
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.              150,979.238                     A                        7.08%
101 Montgomery St
San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------


                                        87


------------------------------------------------------------------------------------------------------------------------------------
NFSC FBO Richard Goetz
200 Liberty Street                      3,932.514                       C                        28.11%
1 World Financial Center
------------------------------------------------------------------------------------------------------------------------------------
New York, NY 10281
NFS FBO Ronald Mathews
200 Liberty Street
1 World Financial Center                1,499.423                       C                        10.72%
New York, NY 10281
------------------------------------------------------------------------------------------------------------------------------------
NFS FBO Linda Crowson
200 Liberty Street                      910.651                         C                        6.51%
1 World Financial Center
New York, NY 10281
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
Hanco Gain
P O Box 4019                            1,141,916.411              Institutional                 39.51%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
Hanco
P O Box 4019                            1,098,991.687              Institutional                 38.02%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
Hanco Reinvest
P O Box 4019                            404,821.536                Institutional                 14.01%
Gulfport, MS 39502-4019
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC
101 Montgomery St                       242,326.230                Institutional                 8.38%
San Francisco, CA 94102
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC
101 Montgomery St                       56,268.432                      A                        13.30%
San Francisco, CA 94102
------------------------------------------------------------------------------------------------------------------------------------
NFS FBO Nathan Miller
200 Liberty Street
1 World Financial Center                12,722.646                      C                        27.08%
New York, NY 10281
------------------------------------------------------------------------------------------------------------------------------------
NFS FBO Kevin Graves
200 Liberty Street
1 World Financial Center                6,786.741                       C                        14.44%
New York, NY 10281
------------------------------------------------------------------------------------------------------------------------------------
NFS FBO William Taylor
200 Liberty Street                      4,057.341                       C                        8.63%
1 World Financial Center
New York, NY 10281
------------------------------------------------------------------------------------------------------------------------------------
NFS FBO Ralph Young
200 Liberty Street                      3,421.562                       C                        7.28%
1 World Financial Center
New York, NY 10281
------------------------------------------------------------------------------------------------------------------------------------


                                   APPENDIX A

                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATING SCALES

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

DESCRIPTION OF MOODY'S LONG-TERM OBLIGATION RATINGS

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)
The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF SHORT-TERM OBLIGATION RATINGS

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S US MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

* The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligion rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any,

o to assign, Standard & Poor's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS SCALES

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of nonpayment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (I.E., rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATING SCALES

Fitch long-term obligations rating scales are as follows:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC 'CCC' ratings indicate that substantial credit risk is present.

CC 'CC' ratings indicate very high levels of credit risk.

C 'C' ratings indicate exceptionally high levels of credit risk.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

NOTE: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

                                   APPENDIX B

                      HORIZON ADVISERS PROXY VOTING POLICY

                             PROXY VOTING POLICIES

                           I. THE BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

o    long-term corporate performance record relative to a market index;
o    composition of board and key board committees;
o    nominee's attendance at meetings (past two years);
o    nominee's investment in the company;
o    whether a retired CEO sits on the board; and
o    whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

o    corporate governance provisions and takeover activity;
o    board decisions regarding executive pay;
o    director compensation;
o    number of other board seats by nominee; and
o    interlocking directorships.

B. CHAIRMAN AND CEO IS THE SAME PERSON

We vote on a CASE-BY-CASE basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C. MAJORITY OF INDEPENDENT DIRECTORS

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a CASE-BY-CASE basis.

We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D. STOCK OWNERSHIP REQUIREMENTS

We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E. TERM OF OFFICE

We vote AGAINST shareholder proposals to limit the tenure of outside directors.

F. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

We vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; AND (2) only if the director's legal expenses would be covered.

G. CHARITABLE CONTRIBUTIONS

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

                               II. PROXY CONTESTS

A. VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a following factors:

CASE-BY-CASE basis, considering the

o long-term financial performance of the target company relative to its industry;
o    management's track record;
o    background to the proxy contest;
o    qualifications of director nominees (both slates);
o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
o    stock ownership positions.

B. REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

                                 III. AUDITORS

RATIFYING AUDITORS

We vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

                           IV. PROXY CONTEST DEFENSES

A. BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and to elect all directors annually.

B. SHAREHOLDER ABILITY TO REMOVE DIRECTORS

We vote AGAINST proposals that provide that directors may be removed ONLY for cause.

We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C. CUMULATIVE VOTING

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

D. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

We vote AGAINST proposals to restrict or prohibit shareholder to take action by written consent.

We vote FOR proposals to allow or make easier shareholder action by written consent.

F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

We vote FOR proposals that seek to fix the size of the board.

We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                            V. TENDER OFFER DEFENSES

A. POISON PILLS

We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review on a CASE-BY-CASE basis shareholder proposal to redeem a company's poison pill.

We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

B. FAIR PRICE PROVISIONS

We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. GREENMAIL

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. PALE GREENMAIL

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E. UNEQUAL VOTING RIGHTS

We vote AGAINST dual class exchange offers.

We vote AGAINST dual class recapitalizations.

F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. WHITE SQUIRE PLACEMENTS

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

                    VI. MISCELLANEOUS GOVERNANCE PROVISIONS

A. CONFIDENTIAL VOTING

We vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follow: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote FOR management proposals to adopt confidential voting.

B. EQUAL ACCESS

We vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the package items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D. SHAREHOLDER ADVISORY COMMITTEES

We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

                             VII. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

We use quantitative criteria that measures the number of shares available for issuance after analyzing the company's industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to an allowable cap developed for the company's peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles, and within each quartile an "allowable increase" for company is set. The top quartile performers will have the largest allowable increase.

If the requested increase is greater than the "allowable increase", we will vote AGAINST the proposal.

B. REVERSE STOCK SPLITS

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

C. BLANK CHECK PREFERRED AUTHORIZATION

We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote against the requested increase. If the company does have preferred shares outstanding, we will use the criteria set forth in Section VII A.

D. SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

We vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

E. ADJUST PAR VALUE OF COMMON STOCK

We vote FOR management proposals to reduce the par value of common stock.

F. PREEMPTIVE RIGHTS

We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

G. DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o DILUTION -- How much will ownership interests of existing shareholders be reduced, and how extreme will dilution to any further earnings be?
o CHANGE IN CONTROL -- Will the transaction result in a change in control of the company?
o BANKRUPTCY -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

H. SHARE REPURCHASE PROGRAMS

We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

                   VIII. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with the cash components of pay. We estimate the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation -- which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.

Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A. OBRA-RELATED  COMPENSATION PROPOSALS

o    Amendments that Place a Cap on Annual Grant or Amend Administrative
     Features

     Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

o    Amendments to Added Performance-Based Goals

     Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

o    Amendments to Increase Shares and Retain Tax Deductions Under OBRA

     Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a CASE-BY-CASE basis.

o    Approval of Cash or Cash-and-Stock Bonus Plans

     Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

B. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTORS PAY

We review on a CASE-BY-CASE basis all shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

C. GOLDEN AND TIN PARACHUTES

We vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

D. EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

E. 401(K) EMPLOYEE BENEFIT PLANS

We vote FOR proposals to implement a 401(k) savings plan for employees.

                           IX. STATE OF INCORPORATION

A. VOTING ON STATE TAKEOVER STATUES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B. VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                    X. MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

o    anticipated financial and operating benefits;
o    offer price (cost vs. premium);
o    prospects of the combined companies;
o    how the deal was negotiated; and
o    changes in corporate governance and their impact on shareholder rights.

B. CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C. SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus and managerial incentives.

D. ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. APPRAISAL RIGHTS

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G. CHANGING CORPORATE NAME

We vote FOR changing the corporate name.

                            XI. MUTUAL FUND PROXIES

A. ELECTION OF TRUSTEES

We vote on trustee nominations on a CASE-BY-CASE basis.

B. INVESTMENT ADVISORY AGREEMENT

We vote on investment advisory agreements on a CASE-BY-CASE basis.

C. FUNDAMENTAL INVESTMENT RESTRICTIONS

We vote on amendments to a fund's fundamental investment restrictions on a CASE-BY-CASE basis.

D. DISTRIBUTION AGREEMENTS

We vote on distribution agreements on a CASE-BY-CASE basis.

                      XII. SOCIAL AND ENVIRONMENTAL ISSUES

In general, we ABSTAIN from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote FOR disclosure reports that seek additional information that is not available elsewhere and that is not proprietary, particularly when it appears that companies have not adequately addressed shareholder's social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

o    the percentage of sales, assets and earnings affected;

o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

o whether the issues presented should be dealt with through government or company-specific action;

o whether the company has already responded in some appropriate manner to the request embodied in the proposal;

o whether the company's analysis and voting recommendation to shareholders is persuasive;

o    what other companies have done in response to the issue;

o    whether the proposal itself is well framed and reasonable;

o whether implementation of the proposal would achieve the objectives sought in the proposal; and

o whether the subject of the proposal is best left to the discretion of the board.

Among the social and environmental issues to which we apply this analysis are the following:

o    Energy and Environment
o    South Africa
o    Northern Ireland
o    Military Business

o    Maquiladora Standards and International Operations Policies
o    World Debt Crisis
o    Equal Employment Opportunity and Discrimination
o    Animal Rights
o    Product Integrity and Marketing
o    Human Resources Issues
CONFLICTS OF INTEREST

VOTING BY ADVISER

The following procedures prescribe a three-step process for the Proxy Committee (or its equivalent) to use when an adviser, either directly or through an affiliate, may have a conflict of interest when voting proxies. The first step is to identify those issuers with which the adviser or its affiliates (collectively, the "adviser") has a significant business or personal/family relationship that could give rise to a conflict of interest. The second step is to identify those proxy proposals where the adviser's conflict of interest may be material. The third step is to determine how to vote proxies involving a material conflict of interest. These procedures are designed to ensure that all proxies are voted in the best interests of clients and not the product of the conflict.

(a) IDENTIFYING THOSE ISSUERS WITH WHICH THE ADVISER MAY HAVE A CONFLICT OF INTEREST

The Proxy Committee will use the following four steps to identify issuers with which it may have a conflict of interest. The Proxy Committee will maintain a list of such issuers.

1. SIGNIFICANT BUSINESS RELATIONSHIPS -- The Committee will maintain a list of issuers with which the adviser may have a significant business relationship such as, for example, where the fund's adviser also manages a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to an issuer whose securities are held by the fund and whose management is soliciting proxies. For this purpose, a "significant business relationship" is any business relationship with a publicly traded company where loans, deposits, or assets under administration exceed $25 million OR annual fees received from a client are in excess of $250,000; and (2) may not directly involve revenue to the adviser or its affiliates but is otherwise determined by the Committee to be significant to the adviser or its affiliates where a key client also has a relationship with a publicly traded corporation where Hancock Bank's relationship with that client may be adversely affected if we do not vote in accordance with his/her wishes on a particular proxy proposal. For example, Hancock Bank has a substantial lending relationship with ABC Company where Mr. Joe Smith is the owner. Mr. Smith is also a director for XYZ, Inc., a publicly traded corporation. Mr. Smith knows XYZ, Inc. is a holding of Hancock Horizon Burkenroad Small Cap Fund and he strongly urges Hancock Bank to vote for the executive compensation package which is currently proposed by management.

2. SIGNIFICANT PERSONAL/FAMILY RELATIONSHIPS -- The Committee will identify issuers with which its employees who are involved in the proxy voting process may have a significant personal/family relationship. For this purpose, a "significant personal/family relationship" is one that would be reasonably likely to influence how the adviser votes proxies. To identify any such relationships, the Committee shall obtain information on a regular basis about any significant personal/family relationship between any employee of the adviser who is involved in the proxy voting process (e.g., portfolio managers, members of the Committee, senior management, as applicable) and senior employees of issuers for which the adviser may vote proxies.

3. CONTACT WITH PROXY COMMITTEE MEMBERS -- The Proxy Committee should ensure that the adviser and its affiliates adopt procedures reasonably designed to prevent employees who are not involved in the proxy voting process from attempting to influence how the adviser votes any proxy. At a minimum, these procedures should provide that, if a person employed by the adviser not involved in the proxy voting process contacts any Committee member for the purpose of influencing how a proxy is voted, the member will immediately contact the Trust Department Compliance Officer who will determine: (1) whether the adviser should now treat the proxy in question as one involving a material conflict of interest; and (2) if so, whether the member of the Committee who was contacted should recluse himself/herself from all further matters regarding the proxy.

4. DUTIES OF THE PROXY COMMITTEE - The Committee has a duty to make reasonable investigation of information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Proxy Committee shall rely on publicly available information about the adviser and its affiliates, information about the adviser and its affiliates that is generally known by employees of the adviser,(2) and other information actually known by a member of the Committee. Absent actual knowledge, the Committee is not required to investigate possible conflicts involving the adviser where the information is
(i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee.

In connection with the consideration of any proxy voting matters under this policy, each member of the Proxy Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge but which have not been identified by the Committee pursuant to this policy.

(b) IDENTIFYING THOSE PROXY PROPOSALS WHERE THE ADVISER'S CONFLICT IS MATERIAL

If the adviser receives a proxy relating to an issuer with which it has a conflict of interest (as determined in (a) above), the Proxy Committee shall determine whether the conflict is "material" to any specific proposal included within the proxy. If not, then the adviser can vote the proxy in accordance with its proxy voting procedures; if so, the adviser may vote on any such proposal only in accordance with (c) below.(3) The Committee shall determine whether a proposal is material as follows:

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1. ROUTINE PROXY PROPOSALS -- Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest for the adviser, unless the Committee has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements. The Committee shall adopt procedures specifically designed for the adviser's circumstances that identify those proposals that the adviser will consider to be "routine" for purposes of this policy.(4)

2 The procedures provide that the Committee should be aware of information about the adviser or its affiliates that is generally known by employees of the adviser, but it does not extend this knowledge to information about the adviser's affiliates that is generally known by employees of the adviser's affiliates (unless, of course, such information also is generally known by the adviser's employees).

3 Alternatively, an adviser may determine that, if it has a conflict with respect to ANY specific proposal in a proxy, it will vote ALL proposals in that proxy in accordance with one of the procedures set forth in (c) below.

2. NON-ROUTINE PROXY PROPOSALS -- Proxy proposals that are "non-routine" shall be presumed to involve a material conflict of interest for the adviser, unless the Committee determines that the adviser's conflict is unrelated to the proposal in question (see 3. below). For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans). The Committee shall adopt procedures specifically designed for the adviser's circumstances that identify those proposals that the adviser will consider to be "non-routine" for purposes of this policy.

3. DETERMINING THAT A NON-ROUTINE PROPOSAL IS NOT MATERIAL -- As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Committee must conclude that a proposal is not directly related to the adviser's conflict with the issuer. The Committee shall record in writing the basis for any such determination.

(c) DETERMINING HOW TO VOTE PROXIES INVOLVING A MATERIAL CONFLICT OF INTEREST

For any proposal where the Proxy Committee determines that the adviser has a material conflict of interest, the adviser will vote that proxy regarding the proposal by using an independent third party (such as a proxy voting service) to vote the specific proposal that involves a conflict.

                                   APPENDIX C

PROXY POLICIES

As a general rule, EARNEST Partners (the "Adviser") will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. A partial list of issues that may require special attention are as follows: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will generally be adhered to unless the Adviser is instructed otherwise in writing by the Client:

     o The Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.
     o The Adviser will not announce its voting intentions or the reasons for a particular vote.
     o The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.
     o The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.
     o All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser's concerns for its Clients' interests and not in an attempt to influence the control of management.

PROXY PROCEDURES

The Adviser has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser's Proxy Voting Guidelines (currently ISS Taft-Hartley Advisory Services Proxy Voting Guidelines). Therefore, it is possible that actual votes may differ from these general policies and the Adviser's Proxy Voting Guidelines. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client's best interest and was not the product of a conflict of interest. In general, ISS Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.

A detailed description of the Adviser's specific Proxy Voting Guidelines will be furnished upon written request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing us at:

EARNEST Partners
1180 Peachtree Street NE, Suite 2300 Atlanta, GA 30309
invest@earnestpartners.com 404-815-8772

The Adviser reserves the right to change these policies and procedures at any time without notice.

                                      ISS


            2013 Taft-Hartley International Proxy Voting Guidelines
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                                  January 2013



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                    INSTITUTIONAL SHAREHOLDER SERVICES INC.

                           Copyright [C] 2013 by ISS













                             WWW. ISSGOVERNANCE.COM

                               TABLE OF CONTENTS


PROXY VOTING POLICY STATEMENT AND GUIDELINES ................................  5

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS ..............................  6

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION ............................  7
     Ratifying Auditors .....................................................  7

APPOINTMENT OF INTERNAL STATUTORY AUDITORS ..................................  9

ALLOCATION OF INCOME ........................................................ 10

STOCK (SCRIP) DIVIDEND ALTERNATIVE AND DIVIDEND REINVESTMENT PLANS .......... 11

AMENDMENTS TO ARTICLES OF ASSOCIATION ....................................... 12

CHANGE IN COMPANY FISCAL TERM ............................................... 13

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP .............................. 14

TRANSACT OTHER BUSINESS ..................................................... 15

DIRECTOR AND SUPERVISORY BOARD MEMBER ELECTIONS ............................. 16

CONTESTED DIRECTOR ELECTIONS ................................................ 21

DIRECTOR FEES ............................................................... 22

DISCHARGE OF BOARD AND MANAGEMENT ........................................... 23

DIRECTOR AND OFFICER LIABILITY AND INDEMNIFICATION, AND AUDITOR
INDEMNIFICATION  ............................................................ 24

BOARD STRUCTURE ............................................................. 25
     Board Size ............................................................. 25
     Adopt Classified Board ................................................. 25
     Introduction of Mandatory Age of Retirement ............................ 25
     Altering Board Size .................................................... 26
     CAPITAL SYSTEMS ........................................................ 27
     Authorized Capital System .............................................. 27
     Conditional Capital System ............................................. 27
     SHARE ISSUANCE REQUESTS ................................................ 28
     General Issuances ...................................................... 28
     Specific Issuances ..................................................... 29

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INCREASES IN AUTHORIZED CAPITAL ............................................. 30

REDUCTION OF CAPITAL ........................................................ 31

CAPITAL STRUCTURES .......................................................... 32

PREFERRED STOCK ............................................................. 33

BLANK CHECK PREFERRED STOCK ................................................. 34

DEBT ISSUANCE REQUESTS ...................................................... 35

PLEDGING OF ASSETS FOR DEBT ................................................. 36

INCREASE IN BORROWING POWERS ................................................ 37

SHARE REPURCHASE PLANS ...................................................... 38

REISSUANCE OF SHARES REPURCHASED ............................................ 40

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE ........... 41

REORGANIZATIONS/RESTRUCTURINGS .............................................. 42

MERGERS AND ACQUISITIONS .................................................... 43

REINCORPORATION PROPOSALS ................................................... 45

EXPANSION OF BUSINESS ACTIVITIES ............................................ 46

RELATED PARTY TRANSACTIONS .................................................. 47

COMPENSATION ................................................................ 48
     Executive Compensation ................................................. 48
     Non-Executive Director Compensation .................................... 49
     Equity-Based Compensation Plans ........................................ 49
     Stock Option Plans ..................................................... 50
     Shares Reserved for Issuance of Options Under the Plan ................. 50
     Exercise Price ......................................................... 51
     Exercise Price Discounts ............................................... 51
     Plan Administration .................................................... 51
     Eligibility and Participation .......................................... 51
     Performance Criteria and Vesting Provisions ............................ 51
     Retesting of Performance Criteria ...................................... 52
     OTHER FEATURES SPECIFIC TO OPTION PLANS ................................ 52
     Issue Terms ............................................................ 52
     Option Repricing ....................................................... 52
     Financial Assistance ................................................... 52

     Plans for International Employees ...................................... 52
     Stock Appreciation Rights .............................................. 53
     Phantom Stock Option Plans ............................................. 53
     Super Options .......................................................... 53
     Restricted Stock ....................................................... 53
     Dividends Under Option and Dividend Equivalent Payment Provisions ...... 53
     INCENTIVE PLANS ........................................................ 54
     SHARE PURCHASE PLANS ................................................... 54
     Eligibility ............................................................ 54
     Loan Terms ............................................................. 54
     Grants Outside of Plans ................................................ 55

ANTITAKEOVER MECHANISMS ..................................................... 56
     Renew Partial Takeover Provision (Australia) ........................... 56
     Golden Shares .......................................................... 56
     Poison Pills (Canada, Japan) ........................................... 56
     Depositary Receipts and Priority Shares (The Netherlands) .............. 58

SHAREHOLDER PROPOSALS ....................................................... 59
     Corporate Governance Proposals ......................................... 60
     Social and Environmental Proposals ..................................... 60
     Report on Environmental Policies ....................................... 61
     Adoption of "CERES Principles" ......................................... 61
     Adoption of "MacBride Principles" ...................................... 61
     Contract Supplier Standards ............................................ 61
     Corporate Conduct and Human Rights ..................................... 61

DISCLOSURE/DISCLAIMER ....................................................... 62

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TAFT-HARTLEY ADVISORY SERVICES

PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of ISS' Taft-Hartley Advisory Services. Taft-Hartley Advisory Services will vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. The interests of participants and beneficiaries will not be subordinated to unrelated objectives. Taft-Hartley Advisory Services shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to Taft-Hartley Advisory Services' clients have not been received, Taft-Hartley Advisory Services will make reasonable efforts to obtain missing proxies. Taft-Hartley Advisory Services is not responsible for voting proxies it does not receive.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services' guidelines are intended to cover the most significant and frequent proxy issues that arise across international markets. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant.

Taft-Hartley Advisory Services shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate Taft-Hartley Advisory Services' compliance with its responsibilities and will facilitate clients' monitoring of Taft-Hartley Advisory Services. A copy of this PROXY VOTING POLICY STATEMENT AND GUIDELINES IS provided to each client at the time Taft-Hartley Advisory Services is retained. Taft-Hartley Advisory Services shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.

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FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

     o There are concerns about the accounts presented or audit procedures used;

     o The company is not responsive to shareholder questions about specific items that should be publicly disclosed; or

     o The company failed to disclose the financial reports in a timely manner.

DISCUSSION

Most companies around the world submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. The director report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

The auditor report discloses any irregularities or problems with the company's finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor's opinion, the company's financial statements are made in accordance with generally accepted accounting principles.

When evaluating a company's financial statements, Taft-Hartley Advisory Services looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company's own performance relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, Taft-Hartley Advisory Services generally approves of this item.

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APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

RATIFYING AUDITORS

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

     o    There are serious concerns about the procedures used by the auditor;

     o There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position;o External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

     o    Name of the proposed auditors has not been published;

     o The breakdown of audit or non-audit fees is not disclosed or provided in a timely manner (in markets where such information is routinely available);

     o    The auditors have been changed without explanation; or

     o Fees for non-audit/consulting services exceed a quarter of total fees paid to the auditor.

Vote AGAINST auditor remuneration proposals if a company's non-audit fees are excessive and auditor remuneration is presented as a separate voting item.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergencies, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

Taft-Hartley Advisory Services will apply its U.S. policy at U.S. firms incorporated in offshore tax and governance havens that do not qualify for disclosure exemptions, and vote AGAINST the reelection of auditors where auditor tenure exceeds seven years.

DISCUSSION

Most major public companies around the world use one of the major international auditing firms to conduct their audits. As such, concerns about the quality and objectivity of the audit are minimal, and the reappointment of the auditor is usually viewed as a routine matter. Audit fees tend to be highly competitive and vary little between companies. However, if a company proposes a new auditor or an auditor resigns and does not seek reelection, companies should offer an explanation to shareholders. If shareholders request an explanation for a change in auditor and the company or retiring auditor fails to provide one, Taft-Hartley Advisory Services will vote AGAINST the election of a new auditor. If an explanation is otherwise unavailable, Taft-Hartley Advisory Services will vote AGAINST this item.

Many countries also require the appointment of censors, or special auditors who ensure that the board and management are in compliance with the company's articles. The censors' role is purely advisory in nature. Proposals to appoint censors are routine, as the censors usually act as a secondary auditor for special audit requirements.

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The practice of auditors contributing non-audit services to companies is problematic, as illuminated by the accounting scandals around the world. When an auditor is paid more in consulting fees than for auditing, the company/auditor relationship is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor. When fees from non-audit services become significant without any clear safeguards against conflicts of interest, Taft-Hartley Advisory Services will oppose the auditor's reappointment.

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APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

     o There are serious concerns about the statutory reports presented or the audit procedures used;

     o Questions exist concerning any of the statutory auditors being appointed;

     o The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company; or

     o An outside director nominee who attended less than 75 percent of board meetings during the year under review.

DISCUSSION

The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. Taft-Hartley Advisory Services supports the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor's qualifications.

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ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

     o The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     o    The payout is excessive given the company's financial position.

DISCUSSION

Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, Taft-Hartley Advisory Services focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.

Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company's balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.

Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, Taft-Hartley Advisory Services supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, Taft-Hartley Advisory Services will oppose the proposal. Taft-Hartley Advisory Services will also vote AGAINST the payout if a company appears to be maintaining an excessive payout that may affect its long-term health.

Although dividend payouts are still the predominant form of distribution of capital to shareholders, share buybacks have become more popular in some markets, such as Denmark. In these cases, companies have introduced policies to return capital to shareholders by way of share repurchases instead of through the payment of dividends. Taft-Hartley Advisory Services votes on proposals to omit the payment of a dividend in favor of a share buyback on a CASE-BY-CASE basis by looking at factors such as whether repurchased shares will be cancelled or may be reissued, tax consequences for shareholders, liquidity of the shares, share price movements and the solvency ratio of the company.

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STOCK (SCRIP) DIVIDEND ALTERNATIVE AND DIVIDEND REINVESTMENT PLANS

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DISCUSSION

Stock dividend alternatives, also referred to in some markets as "scrip" dividend alternatives or dividend reinvestment plans (DRIPS), offer shareholders the option of receiving their dividend payment in the form of fully paid ordinary shares and are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of longterm shareholders. While Taft-Hartley Advisory Services is generally supportive of such plans, Taft-Hartley Advisory Services opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company's health and to long-term shareholder value.

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AMENDMENTS TO ARTICLES OF ASSOCIATION

Votes on amendments to the articles of association are considered on a CASE-BY-CASE basis.

DISCUSSION

Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.

Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, Taft-Hartley Advisory Services carefully scrutinizes any changes to a company's articles.

From a company's perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.

When reviewing new or revised articles, Taft-Hartley Advisory Services classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, Taft-Hartley Advisory Services is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.

The final criterion on which Taft-Hartley Advisory Services bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, Taft-Hartley Advisory Services supports even a bundled resolution that includes negative changes.

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CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its annual general meeting (AGM).

DISCUSSION

Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management.
Taft-Hartley Advisory Services opposes this resolution only if the company is changing its year-end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. Taft-Hartley Advisory Services opposes the change in year-end in these cases.

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LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

DISCUSSION

Required shareholder disclosure levels vary around the world. Some countries, such as Canada, require the disclosure of any stakes ten percent or higher, while other countries require lower disclosure levels. For example, the United Kingdom requires disclosure of stakes of three percent or greater. In some countries, shareholders may be asked from time to time to reduce the disclosure requirement at a specific company. Taft-Hartley Advisory Services will support such initiatives as they encourage greater disclosure by the company's largest shareholders. However, Taft-Hartley Advisory Services will vote AGAINST reductions that are unduly restrictive or could act as a pretext for an antitakeover device.

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TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DISCUSSION

This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries this item is a non-voting formality (not requiring a shareholder vote), but companies in certain countries do include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, Taft-Hartley Advisory Services cannot approve this request when asked for a vote. While Taft-Hartley Advisory Services recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.

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DIRECTOR AND SUPERVISORY BOARD MEMBER ELECTIONS

Vote FOR management nominees in the election of directors, unless:

     o Adequate disclosure has not been provided in a timely manner prior to the meeting;

     o There are clear concerns about the past performance of the company or the board, including;

          o    Questionable finances or restatements

          o    Questionable transactions with conflicts of interest

     o The board fails to meet minimum corporate governance standards, including board independence standards;

     o There is a lack of independence on the board and/or its key committees;

     o There are concerns that long board tenures could compromise the independence and objectivity of board members. Non-executive board members with long-tenures may be classified as non-independent, despite being considered independent by the company;

     o There are any records of abuses against minority shareholder interests;

     o The board takes actions that are not in shareholders' best interests (excessive executive compensation, adopting antitakeover devices, failure to respond to shareholder concerns/wishes, or demonstrating a "lack of duty or care");

     o The company has failed to disclose the audit fees and/or non-audit fees in the latest fiscal year; or

     o The board has been insensitive to labor interests, human rights, supplier codes of conduct, or has engaged in other corporate activities that affect the reputation of the company in the global market.

Generally vote FOR employee and/or labor representatives.

In good disclosure markets, votes AGAINST/WITHHOLD votes on individual nominees, key committee members or the entire board can be triggered by one or more of the following concerns:

     o    Lack of a majority independent board;

     o Attendance of director nominees at board meetings of less than 75 percent without valid reason or explanation;

     o Lack of full independence on key board committees (i. e. audit, compensation, and nominating committees);

     o Failure to establish any key board committees (i. e. audit, compensation, or nominating) including where the board serves in the capacity of a key committee, and where there is insufficient information to determine whether key committees exist, who the committee members are, or whether the committee members are independent;

     o    Presence of a non-independent board chairman;

     o Directors serving on an excessive number of other boards which could compromise their primary duties. In markets where the number of board appointments is routinely available, an excessive number of boards is defined as;

          o For non-executive directors, more than five total non-executive directorships.

          o For executive directors, i) more than three total non-executive directorships; or ii) other executive or board chair positions.

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          o For board chairs, i) more than four total non-executive directorships; or ii) more than two board chair positions; or
               iii) other executive positions.

     o The names of nominees are unavailable or not provided in a timely manner prior to the meeting (in markets where this information is available);

     o    Director terms are not disclosed or exceed market norms;

     o    Egregious actions including;

          o Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company

          o    Failure to replace management as appropriate

          o Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

For bundled director elections, vote AGAINST the entire slate if any of the concerns above apply to a particular nominee.

At Canadian TSX and TSXV firms, generally WITHHOLD votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders' meetings. This policy will not apply to contested director elections.

In Italy, the election of directors takes place through the VOTO DI LISTA mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting. Since shareholders only have the option to support one such list, where lists are published in sufficient time, vote recommendations will be made on a CASE-BY-CASE basis, determining which list of nominees are considered best suited to add value for shareholders. Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, Taft-Hartley Advisory Services will recommend a vote AGAINST the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, an alert will be issued to clients and, if appropriate, the vote recommendation will be updated to reflect support for one particular list.

In France, generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board. However, vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director.

DISCUSSION

Most countries around the world maintain an Anglo-Saxon board structure, as seen in the United States, in which executive and nonexecutive directors are organized into a single board. However, companies in a number of countries maintain two-tiered board structures, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board.

Depending on the country, shareholders will be asked to either elect directors or supervisory board members at annual meetings. Taft-Hartley Advisory Services considers director/supervisory board elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies' operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to

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the highest degree possible is warranted. Directors and supervisory board members function as the representatives of shareholders and stakeholders throughout the year and are therefore, a crucial avenue of ongoing influence on management.

Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In these cases, we apply standards of board and key board committee independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In low-disclosure markets where sufficiently detailed information about directors is unavailable, it could be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.

While Taft-Hartley Advisory Services supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. In certain countries, executive directors may be appointed for terms of up to six years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. Taft-Hartley Advisory Services believes directors should stand for reelection annually in order to be accountable to shareholders on an annual basis, and opposes article amendment proposals seeking extensions of director terms. Taft-Hartley Advisory Services also opposes protected board seats and preferential treatment of executive directors. In some countries the trend is moving toward limiting terms for directors. In The Netherlands, the corporate governance code recommends that management and supervisory board members be subject to maximum four-year terms. Although we recognize that four-year terms maybe the standard in the some markets, Taft-Hartley Advisory Services will oppose the election of new directors or the reelection of an existing director when their terms are not disclosed or where their term lengths exceed market norms.

When reviewing director election proposals (where possible given information disclosure), Taft-Hartley Advisory Services examines board composition, company performance, and any negative views or information on either the company or individual directors. Taft-Hartley Advisory Services determines the number of executive and independent directors on the board, the existence and composition of board committees, and the independence of the chairman. An independent director is one whose only significant relationship with the company is through its board seat. Taft-Hartley Advisory Services defines members of supervisory boards, which represent organized workers' interests, as independent. In cases where board composition is of concern, the company's general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees. In markets where board independence composition information is routinely available, Taft-Hartley Advisory Services will generally oppose all non-independent director nominees if the board is not at least 50 percent (majority) independent. For U.S. firms incorporated in offshore tax or governance havens that do not qualify for disclosure exemptions, Taft-Hartley Advisory Services will apply its U.S. policy and vote AGAINST non-independent director nominees if the board is not two-thirds majority independent or where key board committees are not completely independent.

While complete independence on board committees is widely recognized as best practice, there are some markets in which it is still common to find executive directors serving as committee members. Whenever the level of disclosure is adequate to determine whether a committee includes company insiders, Taft-Hartley Advisory Services will generally vote AGAINST these executive directors.

Taft-Hartley Advisory Services also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings, Taft-Hartley Advisory Services makes further inquiries to the company regarding the absences. Taft-Hartley Advisory Services will vote AGAINST /WITHHOLD votes from the director unless the

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company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While Taft-Hartley Advisory Services understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. Taft-Hartley Advisory Services supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.

For shareholder nominees, Taft-Hartley Advisory Services places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given in cases where there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

In many countries it is customary to elect a single slate of directors. We do not approve of this practice because shareholders may wish to express differing views as to the suitability of the director nominees and should have the ability to cast ballots with respect to individuals rather than the entire slate. Given improving best practice in more sophisticated markets, which are moving away from single slate director election items, we will generally oppose director nominees if their election is not presented to shareholders as an individual item in these markets, and will oppose slate nominees in markets where the practice is prevalent and there are concerns with a particular director nominee up for election.

In recent years, the concept that directors should not serve on an excessive number of boards has gained more support as a legitimate governance concern. A common view among many investors is that a director will not be an effective monitor on any board if he/she serves on numerous boards. In markets where disclosure is sufficient (such as detailed director biographies which include information on the director's role on the board and other external appointments both in the local market and abroad), and markets permit individual election of directors, Taft-Hartley Advisory Services will vote AGAINST a candidate when he/she holds an excessive number of board appointments. Executive directors are expected not to hold other executive or chairmanship positions. They may, however, hold up to two other non-executive directorships. Chairmen are expected not to hold other executive positions or more than one other chairmanship position. They may, however, hold up to three other non-executive directorships. NEDs who do not hold executive or chairmanship positions may hold up to four other non-executive directorships. Taft-Hartley Advisory Services will take into account board positions held in global publicly-listed companies. An adverse vote will not be applied to a director within a company where he/she serves as CEO or chair; instead, any negative votes will be applied to his/her additional seats on other company boards.

Many investors believe that long tenure on a board can, in some circumstances, lead to a sense of identification with the company and the interests of its management team which can damage a director's independence, even in the absence of a formal transactional or professional relationship between the director and the company. Listing rules in both Hong Kong and Singapore have recently been amended to provide that where a director designated as independent has served on the board for more than nine years, the company should provide the reasons why the board considers such director to still be independent -- in effect, creating a rebuttable presumption that independence will be affected by long tenure. In Hong Kong and Singapore, Taft-Hartley Advisory Services would classify an "independent non-executive director" as non-independent if such director has served on the board for more than nine years, where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director's true level of independence. In other markets as applicable, Taft-Hartley Advisory Services may classify non-executive board members with long-tenures as non-independent directors, despite such directors being considered independent by the company.

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Director accountability and competence have become issues of prime importance given the failings in oversight exposed by the global financial crisis. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders' interests. Taft-Hartley Advisory Services will consider a potential negative vote at the board, committee, or individual level, if a director has had significant involvement with a failed company, or has in the past appeared not to have acted in the best interests of all shareholders, and/or where substantial doubts have been raised about a director's ability to serve as an effective monitor of management and in shareholders' best interests including consideration of past performance on other boards.

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CONTESTED DIRECTOR ELECTIONS

For contested elections of directors (e.g. the election of shareholder nominees or the dismissal of incumbent directors) Taft-Hartley Advisory Services will vote on a CASE-BY-CASE basis, considering the factors below in determining which directors are best suited to add value for shareholders:

     o    Company performance relative to its peers;

     o    Strategy of the incumbents versus the dissidents;

     o    Independence of directors/nominees;

     o Experience and skills of board candidates and their ability to contribute positively to board deliberations and overall board performance;

     o    Governance profile of the company;

     o    Evidence of management entrenchment;

     o    Responsiveness to shareholders;

     o    Whether a takeover offer has been rebuffed; and

     o    Whether minority or majority representation is sought.

When analyzing a contested election of directors, Taft-Hartley Advisory Services generally focuses on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change? (i.e., maximize long-term shareholder value)

DISCUSSION

Once fairly infrequent, contested elections, (also referred to as proxy contests) have become increasingly common in recent years as large shareholders, frustrated by poor returns and unresponsive boards, have sought to challenge the STATUS QUO. Even when dissidents do not achieve board seats, studies indicate that at least some of their objectives are often achieved because the response to a proxy contest, or one that was narrowly averted, usually includes new strategic initiatives, a restructuring program, governance changes, or selected management changes. Based on these considerations, Taft-Hartley Advisory Services' framework for the evaluation of contested elections has the ultimate goal of increasing long-term value for shareholders.

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DIRECTOR FEES

Vote FOR proposals to award director fees unless the amounts are excessive relative to other companies in the country or industry.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

DISCUSSION

Director fees in most countries are not controversial. Fees for nonexecutive directors have been rising in recent years, as such directors around the world are being asked to take on more responsibility for company affairs. Taft-Hartley Advisory Services generally supports increases in director fees unless they are excessive relative to fees paid by other companies in the same country or industry. The primary focus of Taft-Hartley Advisory Services' evaluation is on fees paid to nonexecutive directors or fees paid to all directors, separate from the salaries of executive directors. In many countries, only an aggregate amount payable to nonexecutives or to all directors is disclosed.

Retirement benefits for nonexecutive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional nonexecutive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.

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DISCHARGE OF BOARD AND MANAGEMENT

Vote CASE-BY-CASE on the discharge of the board and management:

Vote AGAINST the discharge of directors, including members of the management board and/or supervisory board, if there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

o A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

o Any legal issues (e. g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

o Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), Taft-Hartley Advisory Services may express its concern with the board in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions to express discontent with the board.

DISCUSSION

The annual formal discharge of board and management represents shareholder approval of actions taken during the year.
Discharge is a tacit vote of confidence in the company's management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

This is a routine item in many countries, and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Taft-Hartley Advisory Services will withhold discharge when there are serious questions about actions of the board or management for the year in question or legal action is being taken against the board by other shareholders. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders' plans to take legal action.

If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders' interests, may also constitute grounds for voting against discharge.

If shareholders approve discharge of the board and management, they may face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.

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DIRECTOR AND OFFICER LIABILITY AND INDEMNIFICATION, AND AUDITOR
INDEMNIFICATION

Vote on a CASE-BY-CASE basis, proposals seeking indemnification and liability protection for directors and officers.

Vote AGAINST proposals to indemnify auditors.

DISCUSSION

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While Taft-Hartley Advisory Services recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, Taft-Hartley Advisory Services believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. Taft-Hartley Advisory Services may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but Taft-Hartley Advisory Services may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

Specifically, Taft-Hartley Advisory Services will oppose management proposals that limit a director's liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits. In addition, Taft-Hartley Advisory Services will generally oppose proposals to reduce or eliminate directors' personal liability when litigation is pending against current board members.

By indemnifying its directors and officers, a company promises to reimburse them for certain legal expenses, damages, and judgments incurred as a result of lawsuits relating to their corporate actions, thereby effectively becoming the insurer for its officers and directors (the company usually purchases insurance to cover its own risk). Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense.

Taft-Hartley Advisory Services will vote in favor of indemnification proposals that contain provisions limiting such insurance to acts carried out on behalf of the company. The directors covered under the indemnification must be acting in good faith on company business and must be found innocent of any civil or criminal charges for duties performed on behalf of the company. Additionally, the company may persuasively argue that such action is necessary to attract and retain directors, but we will oppose indemnification when it is proposed to insulate directors from actions they have already taken.

Taft-Hartley Advisory Services opposes providing indemnity insurance to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

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BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

DISCUSSION

Resolutions relating to board structures range from fixing the number of directors or establishing a minimum or maximum number of directors to introducing classified boards and director term limits.

BOARD SIZE

Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

ADOPT CLASSIFIED BOARD

Taft-Hartley Advisory Services prefers that all directors stand for reelection every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise.

While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. Taft-Hartley Advisory Services supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

INTRODUCTION OF MANDATORY AGE OF RETIREMENT

Taft-Hartley Advisory Services believes that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of their individual contribution and experience.

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ALTERING BOARD SIZE

Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. Taft-Hartley Advisory Services considers these proposals on a CASE-BY-CASE basis.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

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CAPITAL SYSTEMS

Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates.

AUTHORIZED CAPITAL SYSTEM

The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. Taft-Hartley Advisory Services reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights.

CONDITIONAL CAPITAL SYSTEM

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability.
For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, Taft-Hartley Advisory Services takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are left in place, the aggregate potential dilution amount from all capital requests should be considered.

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SHARE ISSUANCE REQUESTS

Vote FOR general issuance requests with preemptive rights up to 50 percent of issued capital;

Vote FOR general issuance requests without preemptive rights up to 10 percent of issue capital; and

Vote on a CASE-BY-CASE basis specific issuance requests with or without preemptive rights up to any amount depending on the purpose for the issuance.

Vote on a CASE-BY-CASE basis those issuance requests that exceed one-year periods.

GENERAL ISSUANCES

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

Taft-Hartley Advisory Services believes that the ability to increase share capital by 50 percent through a rights issue (with preemptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of less than 50 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 50 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, Taft-Hartley Advisory Services routinely approves issuance requests without preemptive rights for up to ten percent of a company's outstanding capital.

In certain markets, issuance requests are made for several years. This is often the case in France, Germany and Spain. In these situations, Taft-Hartley Advisory Services will consider the per annum dilution equivalent as well as consider whether or not the authority can be renewed before the lapse of the specified period. Whenever possible, we will monitor actual share issuances to assure that the company is not abusing the privilege.

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SPECIFIC ISSUANCES

Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and Taft-Hartley Advisory Services will generally support the request as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.

Taft Hartley Advisory Services' guidelines

2013 TAFT-HARTLEY INTERNATIONAL PROXY VOTING GUIDELINES

based on AFL-CIO proxy voting policy


INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 50 percent over the current authorization.

Vote FOR specific proposals to increase authorized capital to any amount unless the specific purpose of the increase (such as a share-based acquisition or merger) does not meet Taft-Hartley Advisory Services' guidelines for the purpose proposed.

Vote AGAINST proposals to adopt unlimited capital authorizations.

DISCUSSION

Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, and thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. Taft-Hartley Advisory Services believes that approving such requests is reasonable.

An increase of 50 percent over the existing authorization gives the company sufficient flexibility in any given year but also limits the company's ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.

Another important consideration is the status of preemptive rights. Not all countries recognize shareholders' preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When preemptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.

For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders' interests. Such increases may be needed to fund a variety of corporate activities, and thus each proposal must be reviewed on its individual merits.

Taft-Hartley Advisory Services will vote AGAINST proposals seeking to increase authorized capital to an unlimited number of shares. Taft-Hartley Advisory Services does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders' best interests.

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REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital unless the terms are unfavorable to shareholders.

Vote on a CASE-BY-CASE basis proposals to reduce capital in connection with corporate restructurings.

DISCUSSION

Proposals to reduce capital are usually the result of a significant corporate restructuring in the face of bankruptcy. Taft-Hartley Advisory Services generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests. Evaluation of this type of proposal should take a realistic approach to the company's situation.

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CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

DISCUSSION

A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management--finding the right mix of equity, long-term debt, and short-term financing--can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital.

These decisions are best left to a company's board and senior management, who should be given the latitude to determine the company's capital structure. However, shareholders should be aware that many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder's ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defenses; in response to this situation, company laws establish limits on management's authority to issue new capital and often require shareholder approval for significant changes in management's existing authorizations.

Taft-Hartley Advisory Services supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders' voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.

When companies with dual class capital structures seek shareholder approval for the creation of new shares, Taft-Hartley Advisory Services opposes the creation of additional super-voting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, Taft-Hartley Advisory Services reviews such requests on a CASE-BY-CASE basis. If the shares are needed for a specific purpose, Taft-Hartley Advisory Services will approve as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, Taft-Hartley Advisory Services opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.

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PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Taft-Hartley Advisory Services guidelines on equity issuance requests.

Vote AGAINST the creation of blank check preferred stock unless the board expressly states that the authorization will not be used as a takeover defense.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

DISCUSSION

Preferred stock (also known as preference shares) is an equity security, but it has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company's ordinary shares with respect to dividends and the distribution of assets or winding down of the company. Companies often request approval for the creation of a new class of preferred stock, the issuance of preferred stock, and the introduction of blank check preferred stock authorization. Taft-Hartley Advisory Services prefers that the terms of preferred stock be set out at the time of the issuance or authorization request.

Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions. In determining the acceptability of proposals relating to preferred stock, Taft-Hartley Advisory Services examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. Whether or not the preferred shares carry voting rights is also considered, along with their conversion ratio (if the shares are convertible into common shares). Also important is the company's justification for issuing or authorizing preferred stock. Taft-Hartley Advisory Services supports proposals that would not result in excessive dilution or adversely affect the rights of holders of common shares.

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BLANK CHECK PREFERRED STOCK

Companies may also seek shareholder approval for blank check preferred stock, which are blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense. As such, Taft-Hartley Advisory Services does not support the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Taft-Hartley Advisory Services also considers, on a CASE-BY-CASE basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.

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DEBT ISSUANCE REQUESTS

Vote non-convertible debt issuance requests with or without preemptive rights on a CASE-BY-CASE basis.

Vote AGAINST the creation or issuance of convertible debt with preemptive rights if the conversion increases the company's share capital by more than 50 percent over the current outstanding capital.

Vote AGAINST the creation or issuance of convertible debt without preemptive rights if the conversion increases the company's share capital by more than 10 percent over the current outstanding capital.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

DISCUSSION

Debt issuance is a popular financing strategy. Debt instruments are often issued with the right to convert into equity securities. Many companies issue debt denominated in currencies other than their own. Bonds may be issued with or without preemptive rights.

Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs.
Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company's stock, or selling their newly converted shares on the open market. The issuance of unsecured debt often includes warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security.

When evaluating a debt issuance request, Taft-Hartley Advisory Services examines the issuing company's present financial situation. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. Taft-Hartley Advisory Services routinely approves of debt issuances for companies when the gearing level is between zero and 50 percent. If the company's gearing level is higher than 50 percent, Taft-Hartley Advisory Services then factors in other financial statistics, such as the company's growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company's bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company's industry and country of origin. In the case of convertible bonds, Taft-Hartley Advisory Services also takes into consideration the total level of dilution that would result at the time of conversion. Taft-Hartley Advisory Services' guidelines for capital increases would then be applied.

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PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

DISCUSSION

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, Taft-Hartley Advisory Services takes into account the terms of the proposed debt issuance and the company's overall debt level. If both of these factors are acceptable, Taft-Hartley Advisory Services will support these requests.

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INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Vote AGAINST the removal of a limit on borrowing powers.

DISCUSSION

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. Taft-Hartley Advisory Services believes that a company's financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. Taft-Hartley Advisory Services' analysis of borrowing power increase requests takes into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, Taft-Hartley Advisory Services will oppose the request.

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SHARE REPURCHASE PLANS

Vote FOR share repurchase programs/market repurchase authorities, unless the terms do not meet the criteria below:

     o A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in UK/Ireland)

     o A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and

     o A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a CASE-BY-CASE basis. Taft-Hartley Advisory Services may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority should meet the following criteria:

     o A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and

     o    A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, the proposal will be evaluated based on the company's historical practice. However, companies should disclose such limits and, Taft-Hartley Advisory Services may vote AGAINST proposals at companies that fail to do so. In such cases, the authority should meet the following criteria:

     o A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and

     o    A duration of no more than 18 months.

In addition, vote AGAINST any proposal where:

     o    The repurchase can be used for takeover defenses;

     o    There is clear evidence of abuse;

     o    There is no safeguard against selective buybacks; or

     o Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

For Italy and Germany, vote FOR share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

     o The duration of the authorization is limited in time to no more than 18 months;

     o    The total number of shares covered by the authorization is disclosed;

     o The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of five percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);

     o A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and

     o    The company has a clean track record regarding repurchases.

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DISCUSSION

Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.

Taft-Hartley Advisory Services looks for the following conditions in share repurchase plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's length through independent third parties and that selective repurchases require shareholder approval.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. Taft-Hartley Advisory Services believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

However, in certain instances, share buybacks are used to fund stock option plans. In these cases, cash is used to fund stock options plans, which in most cases are a form of management compensation. When possible, we will make efforts to learn whether share repurchase plans are being used to fund stock option plans. In these instances, extra scrutiny will be paid, and a repurchase plan may be opposed.

For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, we will assess the company's historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, we will support the proposed authority.

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REISSUANCE OF SHARES REPURCHASED

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

DISCUSSION

Taft-Hartley Advisory Services generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, Taft-Hartley Advisory Services takes into account the country's legal framework for such reissuances and the company's history of reissuing shares under the authority.

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CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

DISCUSSION

Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves--transferring them into the share capital account--usually requires shareholder approval. These issuances essentially function as dividends.

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

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REORGANIZATIONS/RESTRUCTURINGS

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

DISCUSSION

Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. Taft-Hartley Advisory Services usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders' rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.

In the case of routine reorganizations of assets or subsidiaries within a group, Taft-Hartley Advisory Services' primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is adjusted, and the expected benefits arising from the changes.

Taft-Hartley Advisory Services also assesses the proposed restructuring and its impact on job loss with an emphasis on the company's U.S. operations. In certain circumstances, jobs may be lost due to economic inefficiencies. However, we will not support reorganizations that unnecessarily eradicate employment, harming the beneficiaries, communities, and the company's economic position.

In the case of a distress restructuring of a company or group, shareholders' options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, Taft-Hartley Advisory Services first determines the company's degree of distress by determining whether or not the company still has a positive net asset value--that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.

In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. Taft-Hartley Advisory Services seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.

MERGERS AND ACQUISITIONS

For every M&A analysis, Taft-Hartley Advisory Services reviews publicly available information as of the date of our analysis and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors.

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

     o VALUATION: IS the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, Taft-Hartley Advisory Services places emphasis on the offer premium, market reaction, and strategic rationale;

     o MARKET REACTION: How has the market responded to the proposed deal? A negative market reaction will elicit greater scrutiny on a deal;

     o STRATEGIC RATIONALE: Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;

     o CONFLICTS OF INTEREST: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger;

     o GOVERNANCE: Impact of the merger on shareholder rights. Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance;

     o The possibility of a high degree of job loss with no reasonable explanation; and

     o    Any significant reduction in basic labor standards.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

DISCUSSION

When evaluating the merits of a proposed acquisition, merger, or takeover offer, Taft-Hartley Advisory Services focuses on the financial and corporate governance impact on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders' existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Generally, we are interested in the longterm shareholder interests as opposed to short-term gains that devalue assets and could have a negative impact on workers and communities.

Taft-Hartley Advisory Services will evaluate proposed mergers by looking at the justification for the merger; whether a reasonable financial arrangement has been proposed and a fairness opinion rendered; and the long-term impact of the business plans of the competing parties. We will assess the impact of the proposed merger on the affected workforce and

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community. For example, Taft-Hartley Advisory Services will assess the proposed merger's impact on job loss with an emphasis on the company's U.S. operations. In certain circumstances, jobs may be lost due to economic inefficiencies. However, we will not support mergers that unnecessarily eradicate employment, harming the beneficiaries, communities, and the company's economic position.

In the case of a cross-border merger, we consider the proposed merger affect on labor standards. Taft-Hartley Advisory Services will not support mergers that diminish basic labor standards. The resulting entity should comply with applicable laws and principles protecting employees' wages, benefits, working conditions, freedom of association, and other rights.

In the case of an acquisition, Taft-Hartley Advisory Services examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. Taft-Hartley Advisory Services also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available.

This is important when determining whether or not a specific premium is justified. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. During the late 1980s in the United States, control premiums of up to 70 percent in certain sectors were considered reasonable. Broad averages over time indicate that premiums in the range of 20 percent to 30 percent are normal, but this must be evaluated on a CASE-BY-CASE basis. For publicly traded entities or assets, Taft-Hartley Advisory Services looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For non-publicly traded entities or assets, an independent financial evaluation becomes even more important.

In the case of mergers, Taft-Hartley Advisory Services examines whether or not the merger makes commercial or strategic sense for the company. Taft-Hartley Advisory Services also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often-complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, and relative share ownership of the new company are all important factors for consideration in this evaluation process.

If the details of a given proposal are unclear or not available and a fairness opinion is also not available, Taft-Hartley Advisory Services will either ABSTAIN on or vote AGAINST the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, Taft-Hartley Advisory Services will vote AGAINST it.

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REINCORPORATION PROPOSALS

Vote reincorporation proposals on a CASE-BY-CASE basis.

DISCUSSION

Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies, including U.S. companies, choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes. With more U.S.-listed companies seeking to move offshore, shareholders are beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When examining a reincorporation proposal, Taft-Hartley Advisory Services first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company's capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.

Taft-Hartley Advisory Services believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, Taft-Hartley Advisory Services will vote AGAINST the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders' interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

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Taft-Hartley Advisory Services also considers the reincorporation's impact on the employment environment. We may not support reincorporations to new jurisdictions that diminish basic labor rights and standards.

While a firm's country of incorporation will remain the primary basis for evaluating companies, Taft-Hartley Advisory Services will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.


EXPANSION OF BUSINESS ACTIVITIES

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

DISCUSSION

Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

Expanding business lines is a decision usually best left to management, but there are some instances where Taft-Hartley Advisory Services opposes support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, Taft-Hartley Advisory Services would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, Taft-Hartley Advisory Services will not support the proposal. Furthermore, if the company does not adhere to basic labor principles or codes of conduct in the expansion of its business, then Taft-Hartley Advisory Services will not support the proposal. For example, the expansion must comply with applicable laws and regulations, provide legitimate policies regarding workplace health and safety, and recognize basic labor rights. Taft-Hartley Advisory Services believes that these policies and practices affect long-term corporate performance and increase shareholder value.

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RELATED PARTY TRANSACTIONS

Vote on a CASE-BY-CASE basis, resolutions that seek shareholder approval on related party transactions considering factors including, but not limited to, the following:

     o    The parties on either side of the transaction;

     o The nature of the asset to be transferred/service to be provided; the pricing of the transaction (and any associated professional valuation);

     o    The views of independent directors (where provided);

     o    The views of an independent financial adviser (where appointed);

     o Whether any entities party to the transaction (including advisers) is conflicted; ando The stated rationale for the transaction, including discussions of timing.

If there is a transaction that is deemed problematic and that was not put to a shareholder vote, Taft-Hartley Advisory Services may vote AGAINST the election of the director involved in the related-party transaction or the full board.

Vote AGAINST related party transactions when details of a particular arrangement are not available. In Malaysia, vote AGAINST a related-party transaction mandate if:

     (a) A director who is classified by the company as independent has a vested interest(1) in the business transaction, AND

     (b)  The value of the transaction exceeds MYR 250,000(2).

In addition, directors involved in related-party transactions in excess of MYR 250,000 will be classified as non-independent

DISCUSSION

Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.

In most cases, both the rationale and terms of such transactions are reasonable. Taft-Hartley Advisory Services looks for evidence of an evaluation of the transaction by an independent body, but this is not always available.

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Unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms, Taft-Hartley Advisory Services will support the proposal. However, in many countries, detailed information about related-party transactions is not available. In some cases, no information is available. When sufficient information is not available, Taft-Hartley Advisory Services will vote AGAINST the arrangement.

1 By virtue of being a partner, executive, or major shareholder of the related-party holding more than a 10 percent equity stake or being the direct recipient of the transaction. For the purpose of clarification, directors who are deemed interested by virtue of being a director at the transacting party or who hold immaterial interest in the transacting party will be exempted.

2 Under Bursa Malaysia Listing Requirements, related-party transactions where the value of the transaction is less than MYR 250,000 are exempt from disclosure and approval requirements.


COMPENSATION

Vote AGAINST a company's compensation-related proposal due to one or a combination of the following factors:

     o The proposed compensation policy/report was not made available to shareholders in a timely manner;o The level of disclosure of the proposed compensation policy is below what local market best practice standards dictate;

     o Concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy such as pensions, severance terms, and discretionary payments;o Concerns exist surrounding the company's long-term incentive plan(s), including but not limited to, dilution, vesting period, and performance conditions;

     o    Excessive severance arrangements/payments;

     o Provision of stock option grants, or similarly structured equity-based compensation, to non-executive directors; or

     o Where boards have, otherwise, failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

Vote AGAINST other appropriate resolutions as a measure of discontent against egregious remuneration practices (as a result of one or a combination of several factors highlighted above) or where a company has not followed market practice by submitting a resolution on executive compensation.

A negative vote could be applied to any of the following resolutions on a CASE-BY-CASE basis:

     o    The (re)election of members of the remuneration committee;

     o    The discharge of directors; or

     o    The annual report and accounts.

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Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse votes regardless of the companies' remuneration practices.

EXECUTIVE COMPENSATION

Vote on a CASE-By-CASE basis, management proposals seeking ratification of a company's compensation policy.

Taft-Hartley Advisory Services believes that seeking annual shareholder approval of a company's compensation policy is a positive corporate governance provision, and considers the following compensation best practices in evaluating shareholder votes on corporate compensation practices:

     o Appropriate pay-for-performance alignment with emphasis on long-term shareholder value;

     o    Avoidance of arrangements that risk "pay for failure";

     o    Independent and effective compensation committees;

     o Provision of clear and comprehensive compensation disclosures to shareholders; and

     o    Avoidance of inappropriate pay to non-executive directors.

NON-EXECUTIVE DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote on non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote on proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Vote AGAINST non-executive director remuneration if documents (general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

Vote AGAINST non-executive director remuneration if the company intends to excessively increase the fees in comparison with market/sector practices, without stating compelling reasons that justify the increase.

Vote AGAINST proposals that provide for the granting of stock options, or similarly structured equity-based compensation, to non-executive directors.

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EQUITY-BASED COMPENSATION PLANS

Taft-Hartley Advisory Services will generally vote FOR equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following guidelines:

     o The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case dilution of between 5 and 10 percent is allowed: in this case, we evaluate the performance conditions attached to the plans and assess whether the performance criteria is sufficiently challenging;

     o The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant; and

     o The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

DISCUSSION

The global financial crisis has shown that poor remuneration systems can lead to the inefficient allocation of company resources and can incentivize behavior that is detrimental to long-term shareholder interests. More than ever, shareholders have become concerned with how companies compensate their executives. Scrutiny has been applied to ascertain whether executive pay is appropriate for a company's size, market, and industry, and whether remuneration structures sufficiently incentivize long-term share value growth and avoid "pay for failure". In response to this growing trend, many legislatures/regulators have taken steps to strengthen shareholders' role in the determination of remuneration practices by increasing companies' disclosure requirements with respect to compensation practices as well as by recommending (or requiring) that companies provide voting resolutions on remuneration practices at their annual shareholder meetings.

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Taft-Hartley Advisory Services supports plans that motivate participants to focus on maximizing long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders. However, we recognize that in many markets, the degree of information available to evaluate compensation proposals is usually limited in detail. For this reason, Taft-Hartley Advisory Services applies its compensation policies and methodology to the extent that market disclosure practices allow.

Taft-Hartley Advisory Services reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans.

STOCK OPTION PLANS

Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold). Among the criteria that Taft-Hartley Advisory Services examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:

SHARES RESERVED FOR ISSUANCE OF OPTIONS UNDER THE PLAN

The maximum number of shares Taft-Hartley Advisory Services approves under a plan depends on the classification of a company's stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.

For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans (and five percent under the proposed plan.) For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. Taft-Hartley Advisory Services prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years.

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EXERCISE PRICE

Taft-Hartley Advisory Services prefers that options be priced at 100 percent of the shares' fair market value on the date of grant. Usually this is taken as the closing price of the company's shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a CASE-BY-CASE basis, although provisions of longer than 30 days increase the possibility of discounted options.

EXERCISE PRICE DISCOUNTS

Taft-Hartley Advisory Services strongly opposes grants of discounted options to both executive and nonexecutive directors. In the absence of vesting periods or performance criteria, discounted option grants to directors amount to a cash bonus at shareholder expense. Under such circumstances, option holders have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains. This undermines the incentive value underlining these plans. A few countries allow for options to be granted at a discount to market prices. Taft-Hartley Advisory Services approves of discounts up to 20 percent, but only for grants that are a part of a broad-based employee plan, including all nonexecutive employees.

PLAN ADMINISTRATION

Taft-Hartley Advisory Services opposes allowing the administering committee to grant options to itself due to the potential for "backscratching" abuse. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow nonexecutive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, Taft-Hartley Advisory Services approves of separate nonexecutive director option plans with independent administration.

ELIGIBILITY AND PARTICIPATION

Taft-Hartley Advisory Services prefers separate plans for employees, directors, and nonexecutive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

PERFORMANCE CRITERIA AND VESTING PROVISIONS

Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria are highly preferred. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. Generally in markets where disclosure is an issue, if a plan meets all other aspects of Taft-Hartley Advisory Services' guidelines, these two criteria are not mandatory. However, whenever greater disclosure is the market norm, we will oppose plans that do not include sufficiently

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challenging performance criteria or carry a minimum three-year vesting period. This information is commonly provided in markets such as the United Kingdom, Canada, The Netherlands and Australia. Finally, any matching shares that are provided by companies should be subject to additional performance conditions.

RETESTING OF PERFORMANCE CRITERIA

Remuneration plans should not allow for the retesting of performance criteria over another time period if these conditions were not met within the initial period. Retesting is destructive to the incentive value of such plans and undermines the worth of performance criteria. Whenever disclosure is sufficient enough to determine if retesting is allowed under a company's plan, we will take this feature into consideration for our overall evaluation of the plan.

OTHER FEATURES SPECIFIC TO OPTION

PLANS ISSUE TERMS

Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

OPTION REPRICING

Some plans include specific provisions allowing for the repricing of options at the board's discretion. Taft-Hartley Advisory Services opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

FINANCIAL ASSISTANCE

Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company's option plan, Taft-Hartley Advisory Services prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than be given only to executive directors. Taft-Hartley Advisory Services also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a vote AGAINST an option plan, but they are taken into consideration in Taft-Hartley Advisory Services' analysis of the plan.

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PLANS FOR INTERNATIONAL EMPLOYEES

Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. Taft-Hartley Advisory Services applies the same criteria to these plans as to country-specific plans.

STOCK APPRECIATION RIGHTS

Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between an SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. Taft-Hartley Advisory Services reviews SARs in the context of the option plan under which they are issued.

PHANTOM STOCK OPTION PLANS

Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While Taft-Hartley Advisory Services prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

SUPER OPTIONS

Super options exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. super options, for example, exceed the Association of British Insurers' recommended limit that options represent no more than four times a participant's salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from super options has historically been fairly moderate. Super options appear most often in advanced markets with developed stock option plans.

RESTRICTED STOCK

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Restricted stock is specifically designated stock offered at a discount to executives, often under U.S. option plans but increasingly among overseas plans as well. Company shares may be granted outright to optionees with no payment required for the receipt of the shares. Such awards can be extremely expensive, as participants exercise awards at fixed prices far below the current market price. If restricted stock is included as part of a stock option plan, Taft-Hartley Advisory Services expects strict limits on the amount of shares that may be issued in this form.

DIVIDENDS UNDER OPTION AND DIVIDEND EQUIVALENT PAYMENT PROVISIONS

Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. Taft-Hartley Advisory Services believes that any economic benefit derived from option plans should occur at the time of exercise.

INCENTIVE PLANS

Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria--often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company's industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on longterm company performance through strict performance criteria tied to more than just share price movements.

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.

Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

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SHARE PURCHASE PLANS

Share purchase plans allow participants to purchase shares in the company, often at a discount to market prices. These plans are often broad-based in nature, as they are usually open to all employees. Other plans operate via monthly deductions from employees' paychecks, gathered and held for safe keeping by a trust or a bank and used every month or year to purchase company stock.

Taft-Hartley Advisory Services will approve many of these plans because they encourage wide share ownership in the company among employees. Taft-Hartley Advisory Services generally approves broad-based, employee-directed share purchase plans with discounts up to 20 percent. Dilution, eligibility, and administration are the key factors in determining votes on purchase plans.

ELIGIBILITY

While eligibility under share purchase plans is evaluated similarly to stock option plans, Taft-Hartley Advisory Services affords more flexibility with the terms of broad-based employee purchase plans. The inclusion of permanent part-time employees and employees who have been with the company for less than one year are provisions of employee plans that are routinely approved.

LOAN TERMS

Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, Taft-Hartley Advisory Services prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. Taft-Hartley Advisory Services also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a vote against a share purchase plan, but they are taken into consideration in Taft-Hartley Advisory Services' analysis of the plan.

GRANTS OUTSIDE OF PLANS

Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. Taft-Hartley Advisory Services prefers that companies make such grants in the context of an established plan.

Taft-Hartley Advisory Services' primary concern with grants outside of plans is the level of dilution they afford.
The number of shares issued as part of the grants, when combined with the number of shares reserved for the

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company's other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

ANTITAKEOVER MECHANISMS

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

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DISCUSSION

Common antitakeover mechanisms include staggered boards, super-voting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. Taft-Hartley Advisory Services opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

RENEW PARTIAL TAKEOVER PROVISION (AUSTRALIA)

Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. Taft-Hartley Advisory Services approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. Taft-Hartley Advisory Services supports the adoption of this proposal in almost all cases.

GOLDEN SHARES

Recently privatized companies across the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, Taft-Hartley Advisory Services recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a CASE-BY-CASE basis.

POISON PILLS (CANADA, JAPAN)

Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian and Japanese markets. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company's board time to pursue alternatives to a hostile takeover bid. Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill.

In accomplishing these goals, however, many rights plans place too much of the decision-making powers in the hands of the board and management and out of the hands of shareholders. However, we note that many Canadian companies have

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adopted new shareholder rights plans that address the concerns of institutional investors, namely providing for three-year sunset provisions, allowing for partial bids to proceed despite board opposition, and curtailing the overall level of discretion afforded the board in interpreting the pills.

Nonetheless, Taft-Hartley Advisory Services guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, Taft-Hartley Advisory Services also examines what other antitakeover devices the company has and the company's treatment of shareholders in past situations.

Poison pills often have a sunset provision, which requires shareholder confirmation of the plan. Most pills have either a three-year or a five-year sunset provision, requiring that shareholders confirm the continuation of the plan three or five years from the date of adoption. Taft-Hartley Advisory Services guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management's use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company's voting shares; the company must extend the expiration of the bid, usually by 45 or 60 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.

Taft-Hartley Advisory Services determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, a shareholder who is not intent on a complete acquisition but merely wishes to purchase a significant stake in the company may trigger the pill. This gives the board power to deny shareholders the benefit of a large semi-controlling shareholder and precludes partial bids that may be in shareholders' interests. In addition to the sunset provision and the structure of the permitted bid clause, in order to qualify for approval, a shareholder rights plan must satisfy ALL of the following conditions:

     o PERMITTED BID CLAUSE STRUCTURE: a permitted bid clause must allow for partial bids supported by a majority of shareholders to proceed despite board opposition; bid periods should generally not be greater than 60 days; the clause should not contain a "toehold provision" that would prevent any person who already controls a specified percentage of shares from making a permitted bid;

     o AMENDMENTS: the ability of the board to amend key terms of the plan without shareholder approval following initial adoption of the plan must be limited to clerical and typographical changes and changes required to maintain the validity of the rights plan;

     o EXCHANGE OPTION: a plan must not contain a provision that would enable the board to issue in exchange for the right, with or without further charge, debt or equity securities, other assets of the company, or any combination thereof;

     o DEFINITION OF FAIR MARKET VALUE: the board must not have the discretion to interpret the fair market value of the company's shares if the board determines that the value was adversely affected by the news of an anticipated or actual bid or by other means of manipulation;

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     o AFFILIATES AND ASSOCIATES: the board's discretion to decide which parties are acting in concert to determine the level of beneficial ownership, which could be used to trigger the pill should be limited and well-defined in the text of the plan;


     o MANDATORY WAIVER: if the board waives the triggering of the pill with respect to one bidder, the board must be required to waive the pill in favor of any subsequent bids, preventing the board from favoring one bid over another regardless of shareholder interests.

Since 2006, the vast majority of Japanese poison pills have been so called "advance warning-type" ("advance notice-type") defense plans. In these cases, the board announces in advance a set of disclosure requirements it expects any bidder to comply with, as well as a waiting period between the submission of this information and the launch of the bid. As long as the bidder complies with these rules, the company "in principle" will take no action to block the bid, but will allow shareholders to decide.

The exceptions are where the bid is judged to be clearly detrimental to shareholders, such as in situations defined by a Japanese court or in a report of the government's Corporate Value Study Group. These include greenmail, asset stripping and coercive two-tier offers. Usually, such judgments are made by a "special committee" or "independent committee," but the committee's decision is usually subject to being overruled by the board. At some companies the decisions are made by the board with no committee input at all. Advance warning-type defenses do not require shareholder approval, although in most cases companies are choosing to put them to a shareholder vote, as it is believed that doing so will put the company in a stronger position in the event of a lawsuit.

Where a company implements an advance warning-type defense without a shareholder vote, Taft-Hartley Advisory Services will similarly examine the details of the plan, and where we deem it to be detrimental to shareholder value, we will consider a vote AGAINST the company's representative director(s).

DEPOSITARY RECEIPTS AND PRIORITY SHARES (THE NETHERLANDS)

Depositary receipts are an especially common antitakeover defense among large Dutch companies. In the event of a hostile takeover bid, ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights. Nonvoting preference shares can be issued to trusts or foundations in a similar fashion.

Priority shares, established in a company's articles, may be awarded with certain powers of control over the rest of the company. In practice, priority shares are held by members of the supervisory board, company-

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friendly trusts or foundations, or other friendly parties. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. Taft-Hartley Advisory Services will vote AGAINST the introduction of depositary receipts and priority shares.

SHAREHOLDER PROPOSALS

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

DISCUSSION

Unlike in the United States where shareholders proposals are quite common, they are less common overseas. One market where proposals sponsored by shareholders are more common is the German market. There are two types of such proposals--shareholder proposals and counterproposals. Counterproposals are filed in direct opposition to proposals put forward by management at a given shareholder meeting. Many shareholder and counterproposals in Germany focus on environmental and labor issues. The number of shareholder proposals is also on the rise in Canada, although the aggregate annual number still pales in comparison to the U.S. In general shareholder proposals seen at global companies cover a wide variety of issues, including fundamental corporate governance topics, social issues, direct action proposals, as well as many unique proposals.

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Taft-Hartley Advisory Services' position on the issues covered in many of these proposals has already been discussed. Generally, Taft-Hartley Advisory Services will evaluate shareholder proposals to determine whether they are in the best economic interests of the participants and beneficiaries we represent. Taft-Hartley Advisory Services' clients choose the companies in which they invest and, ultimately, Taft-Hartley Advisory Services' responsibility is to protect their economic interests. This does not mean, though, that Taft-Hartley Advisory Services must take a short-term approach when evaluating these proposals. Rather, Taft-Hartley Advisory Services will vote in consistency with the economic best interests of the participants and beneficiaries.

In general, Taft-Hartley Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merit support. Taft-Hartley Advisory Services will evaluate proposals seeking the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.

Taft-Hartley Advisory Services reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

CORPORATE GOVERNANCE PROPOSALS

Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company's operations. If a measure would improve disclosure of company activities in nonstrategic areas and at minimal costs, Taft-Hartley Advisory Services supports the proposal. If a proposal seeks to improve the company's corporate governance structure, such as adopting board committees, eliminating staggered board structures, or canceling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, Taft-Hartley Advisory Services will oppose the proposal.

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SOCIAL AND ENVIRONMENTAL PROPOSALS

In determining votes on shareholder social and environmental proposals, the following factors are considered:

     o    Whether the proposal itself is well framed and reasonable;

     o Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

     o Whether the company's analysis and voting recommendation to shareholders is persuasive;

     o The degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

     o Whether the subject of the proposal is best left to the discretion of the board;

     o Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;

     o The company's approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;

     o Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;

     o If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; and

     o Whether implementation of the proposal would achieve the objectives sought in the proposal.

The voting fiduciary should support social and environmental proposals if they either contribute to the long term interests of plan participants and beneficiaries, or will have no adverse impact on plan participants and beneficiaries.

Global codes of conduct for social, human, and economic standards are an important component in the stability of world economic conditions and in protecting the current lifestyle of plan beneficiaries and participants. Without agreement on international codes, some international companies could pursue a race to the bottom strategy that could ultimately undermine environmental and economic conditions.

REPORT ON ENVIRONMENTAL POLICIES

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These resolutions request the company to disclose its environmental practices. For example, Taft-Hartley Advisory Services will generally support proposals calling for a report on hazardous waste policies, and adopting the Global Reporting Initiative (GRI) disclosure standards.

ADOPTION OF "CERES PRINCIPLES"

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees. Many companies have voluntarily adopted these principles. Taft-Hartley Advisory Services will generally support these proposals as they often improve the company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

ADOPTION OF "MACBRIDE PRINCIPLES"

These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. Taft-Hartley Advisory Services will support such proposals as an appropriate obligation for the company to undertake.

CONTRACT SUPPLIER STANDARDS

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health and other basic labor protections. Taft-Hartley Advisory Services will generally support proposals that:

     o Seek publication of a "Code of Conduct" by the company's foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees' wages, benefits, working conditions, freedom of association, and other rights;

     o Request a report summarizing the company's current practices for enforcement of its Code of Conduct;

     o Establish independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Code of Conduct;

     o Create incentives to encourage suppliers to raise standards rather than terminate contracts;

     o Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees;

o    Request public disclosure of contract supplier reviews on a regular basis.

CORPORATE CONDUCT AND HUMAN RIGHTS

Taft-Hartley Advisory Services will generally support proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY
OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

                           PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)(1) The Advisors' Inner Circle Fund II's (the "Registrant") Amended and Restated Agreement and Declaration of Trust, dated July 24, 1992, as amended and restated February 18, 2004 and August 10, 2004, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the U.S. Securities Exchange Commission (the "SEC") via EDGAR Accession No. 0001135428-04- 000490 on September 17, 2004.

(a)(2) Amendment No. 1, dated May 15, 2012, to the Registrant's Amended and Restated Agreement and Declaration of Trust, dated July 24, 1992, as amended and restated February 18, 2004 and August 10, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 129 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000274 on May 30, 2012.

(b) Registrant's Second Amended and Restated By-Laws are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 125 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000088 on February 28, 2012.

(c) Not Applicable.

(d)(1) Amended and Restated Investment Advisory Agreement, dated May 31, 2000, as amended and restated as of May 21, 2001, between the Registrant and Horizon Advisers, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (d)(16) of Post- Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-01-500044 on May 31, 2001.

(d)(2) Revised Schedule, as last amended May 16, 2012, to the Amended and Restated Investment Advisory Agreement, dated May 31, 2000, as amended and restated as of May 21, 2001, is incorporated herein by reference to Exhibit
(d)(2) of Post-Effective Amendment No. 129 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000274 on May 30, 2012.

(d)(3) Expense Limitation Agreement, as last amended October 2012, between the Registrant and Horizon Advisers, is incorporated herein by reference to Exhibit
(d)(3) of Post-Effective Amendment No. 141 to the Registrants Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000544 on November 28, 2012.

(d)(4) Schedule A to the Expense Limitation Agreement, as last amended May 15, 2013, between the Registrant and Horizon Advisers, is filed herewith.

(d)(5) Sub-Advisory Agreement, dated August 15, 2008, between Horizon Advisers and Earnest Partners, LLC, relating to the Hancock Horizon Diversified International Fund, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000036 on February 5, 2009.

(d)(6) Investment Advisory Agreement, dated October 24, 2008, between the Registrant and Champlain Investment Partners, LLC, relating to the Champlain Small Company Fund and the Champlain Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33- 50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000419 on September 30, 2010.

(d)(7) Expense Limitation Agreement, effective as of November 29, 2010, between the Registrant and Champlain Investment Partners, LLC, relating to the Champlain Small Company Fund and the Champlain Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(d)(8) Investment Advisory Agreement, dated December 21, 2004, between the Registrant and W. H. Reaves & Co. Inc., relating to the Reaves Select Research Fund, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000155 on March 31, 2005.

(d)(9) Investment Advisory Agreement, dated May 5, 2008, between the Registrant and Frost Investment Advisors, LLC, relating to the Frost Family of Funds, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(d)(10) Schedule A, as revised November 14, 2012, to the Investment Advisory Agreement, dated May 5, 2008, between the Registrant and Frost Investment Advisors, LLC, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 142 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000562 on December 3, 2012.

(d)(11) Investment Sub-Advisory Agreement, dated June 16, 2010, between Frost Investment Advisors, LLC and Cambiar Investors, LLC, relating to the Frost Small Cap Equity Fund, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000419 on September 30, 2010.

(d)(12) Investment Sub-Advisory Agreement, dated April 28, 2008, between Frost Investment Advisors, LLC and Kempner Capital Management, Inc., relating to the Frost Kempner Multi-Cap Deep Value Equity Fund and Frost Kempner Treasury and Income Fund, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(d)(13) Investment Sub-Advisory Agreement, dated April 28, 2008, between Frost Investment Advisors, LLC and Thornburg Investment Management, Inc., relating to the Frost International Equity Fund, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(d)(14) Investment Sub-Advisory Agreement, dated April 28, 2008, between Frost Investment Advisors, LLC and Luther King Capital Management Corporation, relating to the Frost Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(d)(15) Expense Waiver Reimbursement Agreement, dated May 5, 2008, between the Registrant and Frost Investment Advisors, LLC, relating to the Frost Family of Funds, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(d)(16) Investment Advisory Agreement, dated April 30, 2008, between the Registrant and GRT Capital Partners, LLC, relating to the GRT Funds, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(d)(17) Schedule A, as amended and restated November 17, 2010, to the Investment Advisory Agreement, dated April 30, 2008, between the Registrant and GRT Capital Partners, LLC, relating to the GRT Funds, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000585 on December 6, 2010.

(d)(18) Expense Waiver Reimbursement Agreement, dated April 30, 2008, between the Registrant and GRT Capital Partners, LLC, relating to the GRT Value Fund, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(d)(19) Investment Advisory Agreement, dated January 27, 2009, between the Registrant and Lowry Hill Investment Advisors, Inc. (now known as Abbot Downing Investment Advisors), relating to the Clear River Fund, is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 86 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000212 on May 29, 2009.

(d)(20) Expense Limitation Agreement, effective as of November 29, 2010, between the Registrant and Lowry Hill, relating to the Clear River Fund, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on From N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(d)(21) Investment Advisory Agreement, dated April 21, 2009, between the Registrant and NorthPointe Capital LLC, relating to the NorthPointe Family of Funds, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(d)(22) Expense Waiver Reimbursement Agreement, dated May 4, 2009, between the Registrant and NorthPointe Capital LLC, relating to the NorthPointe Family of Funds, is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(d)(23) Investment Advisory Agreement, dated July 13, 2011, between the Registrant and Westfield Capital Management Company, L.P., relating to the Westfield Family of Funds, is incorporated herein by reference to Exhibit
(d)(25) of Post-Effective Amendment No. 114 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-11-000362 on July 13, 2011.

(d)(24) Schedule A, as revised May 14, 2013, to the Investment Advisory Agreement, dated July 13, 2011, between the Registrant and Westfield Capital Management Company, L.P., to be filed by amendment.

(d)(25) Expense Limitation Agreement, as amended and restated May 14, 2013, between the Registrant and Westfield Capital Management Company, L.P., relating to the Westfield Capital Large Cap Growth Fund and Westfield Capital Dividend Growth Fund, to be filed by amendment.

(d)(26) Investment Advisory Agreement, dated June 28, 2011, between the Registrant and STW Fixed Income Management LLC, relating to the STW Short Duration Investment-Grade Bond Fund, STW Core Investment-Grade Bond Fund, STW Long Duration Investment-Grade Bond Fund and STW Broad Tax-Aware Value Bond Fund, is herein incorporated by reference to Exhibit (d)(26) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(d)(27) Investment Sub-Advisory Agreement, dated November 14, 2012, between Frost Investment Advisors, LLC and Cinque Partners LLC, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 142 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000562 on December 3, 2012.

(d)(28) Investment Advisory Agreement, dated November 14, 2012, between the Registrant and LM Capital Group, LLC, relating to the LM Capital Opportunistic Bond Fund, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 145 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000047 on January 14, 2013.

(d)(29) Expense Limitation Agreement, effective as of November 14, 2012, between the Registrant and LM Capital Group, LLC, relating to the LM Capital Opportunistic Bond Fund, is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 145 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000047 on January 14, 2013.

(e)(1) Distribution Agreement, dated January 28, 1993, as amended and restated as of November 14, 2005, between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000209 on May 31, 2006.

(e)(2) Amendment No. 1, effective as of August 30, 2010, to the Distribution Agreement, dated January 28, 1993, as amended and restated as of November 14, 2005, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 125 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000088 on February 28, 2012.

(e)(3) Revised Form of Sub-Distribution and Servicing Agreement for SEI Investments Distribution Co. is incorporated herein by reference to Exhibit
(e)(2) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(f) Not Applicable.

(g)(1) Custody Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N- 1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.

(g)(2) Revised Appendix B to the Custody Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust, relating to the Hancock Horizon Family of Funds, is to be filed by amendment.

(g)(3) Custody Agreement, dated February 14, 2013, between the Registrant and U.S. Bank, N.A., relating to the Champlain Family of Funds, Reaves Select Research Fund, GRT Family of Funds and STW Family of Funds, is to be filed by amendment.

(g)(4) Custodian Agreement, dated November 19, 2007, between the Registrant and Union Bank of California, relating to the Frost Family of Funds and the NorthPointe Family of Funds, is incorporated herein by reference to Exhibit
(g)(5) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000581 on December 28, 2007.

(g)(5) Appendices A, B and C, as last amended February 18, 2009, to the Custodian Agreement, dated November 19, 2007, between the Registrant and Union Bank of California, is to be filed by amendment.

(g)(6) Custodian Agreement between the Registrant and Wells Fargo Bank, N.A., relating to the Clear River Fund, is to be filed by amendment.

(g)(7) Custodian Agreement between the Registrant and Citi Global Transaction Services is to be filed by amendment.

(h)(1) Administration Agreement, dated January 28, 1993, as amended and restated as of November 12, 2002, between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-03-000338 on May 30, 2003.

(h)(2) Shareholder Services Plan, dated May 31, 2000, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (h)(15) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0000912057-00-026908 on May 31, 2000.

(h)(3) Amended Schedule A, dated May 15, 2013, to the Shareholder Services Plan, dated May 31, 2000, relating to the Hancock Horizon Family of Funds, is filed herewith.

(h)(4) Shareholder Services Plan, dated August 9, 2005 is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A

(File No. 33-50718), filed with the SEC via EDGAR Accession No.
0001135428-05-000569 on September 29, 2005.

(h)(5) Schedule A, as last amended May 14, 2013, to the Shareholder Services Plan, dated August 9, 2005, is filed herewith.

(h)(6) Transfer Agency and Service Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.

(h)(7) AML Amendment to the Transfer Agency and Service Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.

(h)(8) Amendment, dated September 1, 2003, to the Transfer Agency and Service Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.

(h)(9) Amendment, dated September 1, 2010, to the Transfer Agency and Service Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000563 on November 29, 2010.

(h)(10) Transfer Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc., is to be filed by amendment.

(h)(11) Transfer Agency and Service Agreement, dated May 31, 2007, between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(19) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000581 on December 28, 2007.

(h)(12) Revised Schedules A and C to the Transfer Agency and Service Agreement dated May 31, 2007 between the Registrant and UMB Fund Services, Inc., is to be filed by amendment.

(h)(13) Transfer Agency Agreement between the Registrant and Citi Global Transaction Services is to be filed by amendment.

(h)(14) Transfer Agency Agreement between the Registrant and Boston Financial Data Services, LLC, is to be filed by amendment.

(h)(15) Transfer Agency Agreement between the Registrant and Atlantic Fund Services is to be filed by amendment.

(h)(16) Shareholder Services Plan, relating to Retirement Class Shares of the LM Capital Opportunistic Bond Fund, is incorporated herein by reference to Exhibit (h)(16) of Post-Effective Amendment No. 145 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000047 on January 14, 2013.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius, LLP, relating to the Hancock Horizon Family of Funds, is filed herewith.

(j) Consent of independent registered public accountant, Ernst & Young LLP, is filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m)(1) Distribution Plan (compensation type), dated May 31, 2000, as amended November 16, 2004, is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 110 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-11-000294 on May 27, 2011.

(m)(2) Revised Schedule A, as amended May 15, 2013, to the Distribution Plan, dated May 31, 2000, as amended August 12, 2008, relating to the Hancock Horizon Family of Funds, is filed herewith.

(m)(3) Distribution Plan (reimbursement type), as approved by the Board of Trustees on February 23, 2005, is incorporated herein by reference to Exhibit
(m)(2) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000155 on March 31, 2005.

(m)(4) Revised Schedule A, as amended May 13, 2008, to the Distribution Plan approved by the Board of Trustees on February 23, 2005, is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(m)(5) Revised Schedule F, dated March 10, 2008, as amended November 14, 2012, to the Distribution Plan, dated May 31, 2000, as amended November 16, 2004, is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 142 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000562 on December 3, 2012.

(n)(1) Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 2007, including Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 110 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-11-000294 on May 27, 2011.

(n)(2) Certificate of Class Designation for Class A Shares of the Hancock Horizon Family of Funds, as revised November 14, 2011, is incorporated herein by reference to Exhibit (n)(2) of Post-Effective Amendment No. 125 to the Registrant's Registration Statement on Form N-1A (File No. 33- 50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000088 on February 28, 2012.

(n)(3) Revised Schedule A to the Amended and Restated Rule 18f-3 Multiple Class Plan dated February 2007, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (n)(3) of Post-Effective Amendment No. 129 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000274 on May 30, 2012.

(n)(4) Revised Schedule E to the Amended and Restated Rule 18f-3 Multiple Class Plan dated February 2007, relating to the Westfield Family of Funds, is filed herewith.

(n)(5) Schedule G and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 21, 2007, relating to the LM Capital Family of Funds, is incorporated herein by reference to Exhibit (n)(4) of Post-Effective Amendment No. 145 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000047 on January 14, 2013.

(o) Not Applicable.

(p)(1) Registrant's Code of Ethics is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33- 50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.

(p)(2) SEI Investments Distribution Co. Code of Ethics, dated January 1, 2012, is herein incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment 132 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(p)(3) Hancock Bank and Trust Code of Ethics is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000187 on May 31, 2007.

(p)(4) Earnest Partners, LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 82 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000506 on November 26, 2008.

(p)(5) Champlain Investment Partners, LLC revised Code of Ethics is filed herewith.

(p)(6) W. H. Reaves & Co., Inc. Code of Ethics, as revised July 18, 2011, is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 141 to the Registrants Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000544 on November 28, 2012.

(p)(7) Frost Investment Advisors, LLC Code of Ethics, as revised April 22, 2013, is filed herewith.

(p)(8) Cambiar Investors, LLC Code of Ethics, as revised January 2012, is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment No. 141 to the Registrants Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000544 on November 28, 2012.

(p)(9) Kempner Capital Management, Inc. Code of Ethics, as revised July 2012, is incorporated herein by reference to Exhibit (p)(9) of Post-Effective Amendment No. 141 to the Registrants Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000544 on November 28, 2012.

(p)(10) Thornburg Investment Management, Inc. Revised Code of Ethics dated March 2010 is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment No. 95 to the

Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000419 on September 30, 2010.

(p)(11) Luther King Capital Management Corporation Code of Ethics, as revised October 1, 2012, is filed herewith.

(p)(12) GRT Capital Partners, LLC Code of Ethics, as revised March 31, 2011, is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment No. 141 to the Registrants Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000544 on November 28, 2012.

(p)(13) Abbot Downing Investment Advisors Code of Ethics is incorporated herein by reference to Exhibit (p)(13) of Post-Effective Amendment No. 141 to the Registrants Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000544 on November 28, 2012.

(p)(14) NorthPointe Capital, LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000036 on February 5, 2009.

(p)(15) Westfield Capital Management Company, L.P. Code of Ethics, as revised March 13, 2013, to be filed by amendment.

(p)(16) STW Fixed Income Management LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(17) of Post-Effective Amendment No. 118 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428- 11-000482 on August 31, 2011.

(p)(17) Cinque Partners LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(17) of Post-Effective Amendment No. 142 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000562 on December 3, 2012.

(p)(18) LM Capital Group, LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment No. 145 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000047 on January 14, 2013.

(q) Powers of Attorney, dated May 15, 2013, for Ms. Betty L. Krikorian and Messrs. Robert A. Nesher, Michael Lawson, William M. Doran, John K. Darr, George J. Sullivan, Jr., Charles E. Carlbom, James M. Storey, Michael Beattie, Mitchell A. Johnson, Bruce R. Speca and Joseph T. Grause, Jr. are filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30. INDEMNIFICATION:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registrant's Registration Statement is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser (including sub-advisers), and each director, officer or partner of that investment adviser (or sub-adviser), is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers (or sub-advisers) and/or directors, officers or partners of each investment adviser (or sub-adviser) is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ABBOT DOWNING INVESTMENT ADVISORS

Abbot Downing Investment Advisors ("Abbot Downing") serves as the investment adviser for the Registrant's Clear River Fund. The principal address of Abbot Downing is 90 South Seventh Street, Suite 5100, Minneapolis, Minnesota 55402. Abbot Downing is a Separately Identifiable Department (SID) of Wells Fargo Bank.

For the fiscal years ended July 31, 2011 and 2012, none of the directors, officers or partners of Abbot Downing is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CAMBIAR INVESTORS LLC

Cambiar Investors LLC ("Cambiar") serves as the investment sub-adviser for the Registrant's Frost Small Cap Equity Fund. The principal address of Cambiar is 2401 East Second Street, Suite 500, Denver, Colorado 80206. Cambiar is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended July 31, 2011 and 2012, none of the directors, officers or partners of Cambiar is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CHAMPLAIN INVESTMENT PARTNERS, LLC

Champlain Investment Partners, LLC ("Champlain") serves as the investment adviser for the Registrant's Champlain Small Company Fund and Champlain Mid Cap Fund. The principal address of Champlain is 180 Battery Street, Burlington, Vermont 05401. Champlain is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended July 31, 2011 and 2012, none of the directors, officers or partners of Champlain is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

EARNEST PARTNERS, LLC

Earnest Partners, LLC ("Earnest") serves as investment sub-adviser for the Registrant's Hancock Horizon Diversified International Fund. The principal business address for Earnest is 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309. Earnest is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended January 31, 2012 and 2013.

--------------------------------------------------------------------------------
NAME AND POSITION      NAME AND PRINCIPAL                  CONNECTION WITH
WITH INVESTMENT        BUSINESS ADDRESS OF                 OTHER COMPANY
ADVISER                OTHER COMPANY
--------------------------------------------------------------------------------
Paul E. Viera          Westchester Limited, LLC            Managing Member
CEO and Manager        1180 Peachtree Street NE Suite
                       2300
                       Atlanta, GA 30309
                       ---------------------------------------------------------
                       GREYBULL Partners LLC               Manager
                       1180 Peachtree Street NE Suite
                       2350
                       Atlanta, GA 30309
--------------------------------------------------------------------------------
John G. Whitmore       GREYBULL Partners LLC               COO
COO                    1180 Peachtree Street NE Suite
                       2350
                       Atlanta, GA 30309
                       ---------------------------------------------------------
                       Westchester Limited, LLC            Secretary
                       1180 Peachtree Street NE Suite
                       2300
                       Atlanta, GA 30309
--------------------------------------------------------------------------------
James M. Wilson        GREYBULL Partners LLC               CCO and Secretary
CCO and Secretary      1180 Peachtree Street NE Suite
                       2350
                       Atlanta, GA 30309
--------------------------------------------------------------------------------

FROST INVESTMENT ADVISORS, LLC

Frost Investment Advisors, LLC ("Frost") serves as the investment adviser for the Registrant's Frost Growth Equity Fund, Frost Dividend Value Equity Fund, Frost Strategic Balanced Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Small Cap Equity Fund, Frost International Equity Fund, Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Municipal Bond Fund, Frost Low Duration Municipal Bond Fund, Frost Kempner Treasury and Income Fund, Frost Mid Cap Equity Fund

(formerly, the Frost LKCM Small-Mid Cap Equity Fund), Frost Diversified Strategies Fund, Frost Natural Resources Fund, Frost Credit Fund and Frost Cinque Large Cap Buy-Write Equity Fund. The principal business address for Frost is 100 West Houston Street, 15(th) Floor, San Antonio, Texas 78205-1414. Frost is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended July 31, 2011 and 2012, none of the directors, officers or partners of Frost is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

GRT CAPITAL PARTNERS, LLC

GRT Capital Partners, LLC ("GRT") serves as investment adviser for the Registrant's GRT Value Fund and GRT Absolute Return Fund. The principal business address for GRT is One Liberty Square, Floor 11, Boston, Massachusetts 02109. GRT is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended July 31, 2011 and 2012, none of the directors, officers or partners of GRT is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee, except as set forth below:

--------------------------------------------------------------------------------
NAME AND POSITION       NAME AND PRINCIPAL                     CONNECTION WITH
WITH INVESTMENT         BUSINESS ADDRESS OF                    OTHER COMPANY
ADVISER                 OTHER COMPANY
--------------------------------------------------------------------------------
Timothy A. Krochuk      FBHC Holding Company 1095              Director
Managing Member         Canyon Blvd.
                        Boulder, CO 80302
                        --------------------------------------------------------
                        CHP Clean Energy, L.L.C., One          Managing Member
                        Liberty Square, Floor 11, Boston,
                        MA 02109
--------------------------------------------------------------------------------

HORIZON ADVISERS

Horizon Advisers serves as the investment adviser for the Registrant's Hancock Horizon Family of Funds (Core Bond Fund, Value Fund, Growth Fund, Burkenroad Small Cap Fund, Government Money Market Fund, Diversified International Fund, Quantitative Long/Short Fund, Louisiana Tax-Free Income Fund, Mississippi Tax-Free Income Fund and Diversified Income Fund). The principal address of Horizon Advisers is One Hancock Plaza, Post Office Box 4019, Gulfport, Mississippi 39502-4019. Horizon Advisers is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended January 31, 2012 and 2013.

-------------------------------------------------------------------------------------------
NAME AND POSITION             NAME AND PRINCIPAL                   CONNECTION WITH
WITH INVESTMENT               BUSINESS ADDRESS OF                  OTHER COMPANY
ADVISER                       OTHER COMPANY
-------------------------------------------------------------------------------------------
William Eden                  Hancock Investment Services,         Compliance Director
Chief Compliance Officer      Inc.
                              2600 Citiplace Drive, Suite 100
                              Baton Rouge, LA 70808
-------------------------------------------------------------------------------------------

KEMPNER CAPITAL MANAGEMENT, INC.

Kempner Capital Management, Inc. ("Kempner") serves as the investment sub-adviser for the Registrant's Frost Kempner Multi-Cap Deep Value Equity Fund and Frost Kempner Treasury and Income Fund. The principal address of Kempner is 2201 Market Street, 12th Floor, FNB Building, Galveston, Texas 77550-1503. Kempner is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended July 31, 2011 and 2012.

-------------------------------------------------------------------------------------------------------
NAME AND POSITION                      NAME AND PRINCIPAL                    CONNECTION WITH
WITH INVESTMENT                        BUSINESS ADDRESS OF                   OTHER COMPANY
ADVISER                                OTHER COMPANY
-------------------------------------------------------------------------------------------------------
Harris L. Kempner, Jr., President      H. Kempner Trust Association          Trustee
                                       P.O. Box 119
                                       Galveston, TX 77553
                                       ----------------------------------------------------------------
                                       Legacy Holding Company                Director
                                       600 Jefferson St., Suite 300
                                       Houston, TX 77002
                                       ----------------------------------------------------------------
                                       Balmorhea Ranches                     Director
                                       P.O. Box 348
                                       Pecos, TX 79772
                                       ----------------------------------------------------------------
                                       Frost Bank -- Galveston               Advisory Director
                                       P.O. Box 179
                                       Galveston, TX 77553
                                       ----------------------------------------------------------------
                                       Cullen Frost Bankers Inc. -- San      Director Emeritus
                                       Antonio
                                       P.O. Box 1600
                                       San Antonio, TX 78296
                                       ----------------------------------------------------------------
                                       Kempner Securities GP, LLC            General Partner
                                       P.O. Box 119
                                       Galveston, TX 77553
                                       ----------------------------------------------------------------
                                       Galveston Finale GP, LLC              General Partner
                                       P.O. Box 119
                                       Galveston, TX 77553
-------------------------------------------------------------------------------------------------------

LM CAPITAL GROUP, LLC

LM Capital Group, LLC ("LM Capital") serves as investment adviser for the Registrant's LM Capital Opportunistic Bond Fund. The principal address of LM Capital is 401 B Street, Suite 950, San Diego, CA 92101. LM Capital is an investment adviser registered under the Investment Advisers Act of 1940, as amended. [To be completed by amendment.]

LUTHER KING CAPITAL MANAGEMENT CORPORATION

Luther King Capital Management Corporation ("Luther King") serves as the investment sub-adviser for the Registrant's Frost Mid Cap Equity Fund. The principal address of Luther King is 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. Luther King is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended July 31, 2011 and 2012, none of the directors, officers or partners of Luther King is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NORTHPOINTE CAPITAL, LLC

NorthPointe Capital, LLC ("NorthPointe") serves as the investment adviser for the Registrant's NorthPointe Small Cap Growth Fund, NorthPointe Small Cap Value Fund, NorthPointe Value Opportunities Fund and NorthPointe Micro Cap Equity Fund. The principal address of NorthPointe is 101 West Big Beaver Road, Suite 745, Troy, Michigan 48084. NorthPointe is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2011 and 2012.

--------------------------------------------------------------------------------
NAME AND POSITION               NAME AND PRINCIPAL          CONNECTION WITH
WITH INVESTMENT                 BUSINESS ADDRESS OF         OTHER COMPANY
ADVISER                         OTHER COMPANY
--------------------------------------------------------------------------------
Jeffrey Petherick, Partner      BlackLight Power, Inc.      Member of Board of
                                                            Directors
                                                            (non-public company)
--------------------------------------------------------------------------------

STW FIXED INCOME MANAGEMENT LLC

STW Fixed Income Management LLC ("STW") serves as the investment adviser for the Registrant's STW Short Duration Investment-Grade Bond Fund, STW Core Investment-Grade Bond Fund, STW Long Duration Investment-Grade Bond Fund and STW Broad Tax-Aware Value Bond Fund. The principal business address of STW is 6185 Carpinteria Avenue, Carpinteria, California 93013. STW is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the years ended July 31, 2011 and 2012.

-----------------------------------------------------------------------------------------------------
NAME AND POSITION                    NAME AND PRINCIPAL              CONNECTION WITH
WITH INVESTMENT                      BUSINESS ADDRESS OF             OTHER COMPANY
ADVISER                              OTHER COMPANY
-----------------------------------------------------------------------------------------------------
Patrick Manning, Vice President      University of La Verne          Adjunct Professor
of Finance and Controller            1950 3(rd) Street
                                     La Verne, CA 91750
-----------------------------------------------------------------------------------------------------
William H. Williams, Principal,      Bermuda Institute of Ocean      Trustee
Chief Executive Officer and          Sciences (BIOS), Inc.
Chief Investment Officer             17 Biological Station
                                     Ferry Reach
                                     St. George's GE 01
                                     Bermuda
                                     ----------------------------------------------------------------
                                     The Centre on Philanthropy      Member of Advisory Board
                                     Sterling House
                                     16 Wesley Street
                                     Hamilton
                                     Bermuda
                                     ----------------------------------------------------------------
                                     Sage Ltd.                       Sole Owner and Investor
                                     c/o Clarendon House
                                     2 Church Street
                                     Hamilton HM 11
                                     Bermuda
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Hugh Hollis, Principal               American Youth Soccer           Board Member
                                     Organization                    Director of Coach Instruction
                                     19750 S. Vermont Avenue,
                                     Suite 200
                                     Torrance, CA 90502
-----------------------------------------------------------------------------------------------------
John Rodgers, Principal and          University of California,       Member of Advisory Board
Quantitative Investment Analyst      Santa Barbara
                                     552 University Road
                                     Santa Barbara, CA 93106
-----------------------------------------------------------------------------------------------------

THORNBURG INVESTMENT MANAGEMENT, INC.

Thornburg Investment Management, Inc. ("Thornburg") serves as the investment sub-adviser for the Registrant's Frost International Equity Fund. The principal address of Thornburg is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. Thornburg is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended July 31, 2011 and 2012.

-----------------------------------------------------------------------------------------------------
NAME AND POSITION                NAME AND PRINCIPAL                 CONNECTION WITH
WITH INVESTMENT                  BUSINESS ADDRESS OF                OTHER COMPANY
ADVISER                          OTHER COMPANY
-----------------------------------------------------------------------------------------------------
Garrett Thornburg, Chairman      Thornburg Securities               Chairman, controlling interest
                                 Corporation, 2300 N. Ridgetop
                                 Road, Santa Fe, NM
-----------------------------------------------------------------------------------------------------

W. H. REAVES & CO., INC.

W. H. Reaves & Co., Inc. ("Reaves Asset Management") serves as the investment adviser for the Registrant's Reaves Select Research Fund. The principal business address of Reaves Asset Management is 10 Exchange Place, 18th Floor, Jersey City, New Jersey 07302. Reaves Asset Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended July 31, 2011 and 2012, none of the directors, officers or partners of Reaves Asset Management is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.

Westfield Capital Management Company, L.P. ("Westfield") serves as the investment adviser for the Registrant's Westfield Capital Large Cap Growth Fund and Westfield Capital Dividend Growth Fund. The principal business address of Westfield is One Financial Center, Boston, Massachusetts 02111. Westfield is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended October 31, 2011 and 2012, none of the directors, officers or partners of Westfield is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ITEM 32. PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.


Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust                                        July 15, 1982
SEI Liquid Asset Trust                                        November 29, 1982
SEI Tax Exempt Trust                                          December 3, 1982
SEI Institutional Managed Trust                               January 22, 1987
SEI Institutional International Trust                         August 30, 1988
The Advisors' Inner Circle Fund                               November 14, 1991
Bishop Street Funds                                           January 27, 1995
SEI Asset Allocation Trust                                    April 1, 1996
SEI Institutional Investments Trust                           June 14, 1996
CNI Charter Funds                                             April 1, 1999
Causeway Capital Management Trust                             September 20, 2001
ProShares Trust                                               November 14, 2005
Community Reinvestment Act Qualified Investment Fund          January 8, 2007
SEI Alpha Strategy Portfolios, LP                             June 29, 2007
TD Asset Management USA Funds                                 July 25, 2007
SEI Structured Credit Fund, LP                                July 31, 2007
Wilshire Mutual Funds, Inc.                                   July 12, 2008
Wilshire Variable Insurance Trust                             July 12, 2008
Global X Funds                                                October 24, 2008
ProShares Trust II                                            November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)      August 7, 2009
Schwab Strategic Trust                                        October 12, 2009
RiverPark Funds                                               September 8, 2010
Adviser Managed Trust                                         December 10, 2010
Huntington Strategy Shares                                    July 26, 2011
New Covenant Funds                                            March 23, 2012
Cambria ETF Trust                                             August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)                        September 25, 2012
KKR Series Trust                                              October 3, 2012
KKR Alternative Corporate Opportunities Fund                  October 3, 2012
KKR Alternative Corporate Opportunities Fund P                October 3, 2012
KraneShares Trust                                             December 18, 2012



The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                         POSITION AND OFFICE                                     POSITIONS AND OFFICES
NAME                       WITH UNDERWRITER                                         WITH REGISTRANT
-------------------------------------------------------------------------------------------------------
William M. Doran         Director                                                          --
Edward D. Loughlin       Director                                                          --
Wayne M. Withrow         Director                                                          --
Kevin P. Barr            President & Chief Executive Officer                               --
Maxine J. Chou           Chief Financial Officer, Chief Operations Officer,
                           & Treasurer                                                     --
Karen E. LaTourette      Chief Compliance Officer, Anti-Money Laundering
                           Officer & Assistant Secretary                                   --
John C. Munch            General Counsel & Secretary                                       --
Mark J. Held             Senior Vice President                                             --
Lori L. White            Vice President & Assistant Secretary                              --
John P. Coary            Vice President & Assistant Secretary                              --
John J. Cronin           Vice President                                                    --
Robert M. Silvestri      Vice President                                                    --


ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8);
(12); and 31a-1(d), the required books and records are maintained at the offices of the Registrant's custodians:

Hancock Bank and Trust
One Hancock Plaza
P.O. Box 4019
Gulfport, Mississippi 39502

U. S. Bank, National Association
800 Nicollett Mall
Minneapolis, Minnesota 55402

Union Bank of California, National Association
475 Sansome Street
15th Floor
San Francisco, California 94111

Wells Fargo Bank, N.A.
608 2nd Avenue South
9th Floor
Minneapolis, Minnesota 55479

Citibank N.A.
388 Greenwich Street
New York, New York 10013

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4);
(5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant's administrator:

SEI Investment Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's advisers:

Abbot Downing Investment Advisors
90 South Seventh Street
Suite 5100
Minneapolis, Minnesota 55402

Cambiar Investors LLC
2401 East Second Street
Suite 400
Denver, Colorado 80206

Champlain Investment Partners, LLC
180 Battery Street
Burlington, Vermont 05401

Earnest Partners, LLC
1180 Peachtree Street
Suite 2300
Atlanta, Georgia 30309

Frost Investment Advisors, LLC
100 West Houston Street
15th Floor Tower
San Antonio, Texas 78205-1414

GRT Capital Partners, LLC
One Liberty Square, Floor 11
Boston, Massachusetts 02109

Horizon Advisers
One Hancock Plaza
P.O. Box 4019
Gulfport, Mississippi 39502

Kempner Capital Management, Inc.
2201 Market Street
12th Floor FNB Building
Galveston, Texas 77550-1503

LM Capital Group, LLC
401 B Street
Suite 950
San Diego, CA 92101

Luther King Capital Management Corporation
301 Commerce Street
Suite 1600 Fort
Worth, Texas 76102-4140

NorthPointe Capital, LLC
101 West Big Beaver Road
Suite 745
Troy, Michigan 48084

STW Fixed Income Management LLC
6185 Carpinteria Avenue
Carpinteria, California 93013

Thornburg Investment Management, Inc.
119 East Marcy Street
Suite 202 Santa Fe,
New Mexico 87501-2046

W. H. Reaves & Co., Inc.
10 Exchange Place
18th Floor
Jersey City, New Jersey 07302

Westfield Capital Management Company, L.P.
One Financial Center
Boston, Massachusetts 02111

ITEM 34. MANAGEMENT SERVICES:

None.

ITEM 35. UNDERTAKINGS:

None.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund II is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or Shareholders individually, but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act"), as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act, as amended, and has duly caused this Post-Effective Amendment No. 150 to Registration Statement No. 033-50718 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 31st day of May, 2013.

                                        THE ADVISORS' INNER CIRCLE FUND II


                                        By:                *
                                            ------------------------------
                                            Michael Beattie, President


Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

       *                           Trustee                     May 31, 2013
------------------------
Charles E. Carlbom

       *                           Trustee                     May 31, 2013
------------------------
John K. Darr

       *                           Trustee                     May 31, 2013
------------------------
William M. Doran

       *                           Trustee                     May 31, 2013
------------------------
Joseph T. Grause, Jr.

       *                           Trustee                     May 31, 2013
------------------------
Mitchell A. Johnson

       *                           Trustee                     May 31, 2013
------------------------
Betty L. Krikorian

       *                           Trustee                     May 31, 2013
------------------------
Robert A. Nesher

       *                           Trustee                     May 31, 2013
------------------------
Bruce Speca

       *                           Trustee                     May 31, 2013
------------------------
James M. Storey

       *                           Trustee                     May 31, 2013
------------------------
George J. Sullivan, Jr.

       *                           President                   May 31, 2013
------------------------
Michael Beattie

       *                           Treasurer, Controller &     May 31, 2013
------------------------           Chief Financial Officer
Michael Lawson



*By: /s/ Dianne M. Descoteaux
     ------------------------
     Dianne M. Descoteaux, pursuant to Powers of Attorney dated
     May 15, 2013

                                 EXHIBIT INDEX

EXHIBIT           DESCRIPTION

EX-99.B(d)(4)     Schedule A to the Expense Limitation Agreement, as last amended May
                  15, 2013, between the Registrant and Horizon Advisers


EX-99.B(h)(3)     Amended Schedule A, dated May 15, 2013, to the Shareholder Services
                  Plan, dated May 31, 2000, relating to the Hancock Horizon Family of Funds

EX-99.B(h)(5)     Schedule A, as last amended May 14, 2013, to the Shareholder
                  Services Plan, dated August 9, 2005

EX-99.B(i)        Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP,
                  relating to the Hancock Horizon Family of Funds

EX-99.B(j)        Consent of independent registered public accounting firm, Ernst &
                  Young LLP

EX-99.B(m)(2)     Revised Schedule A, as amended May 15, 2013, to the Distribution
                  Plan, dated May 31, 2000, as amended August 12, 2008, relating to the Hancock Horizon Family of Funds

EX-99.B(n)(4)     Revised Schedule E to the Amended and Restated Rule 18f-3 Multiple
                  Class Plan dated February 2007, relating to the Westfield Family of
                  Funds

EX-99.B(p)(5)     Champlain Investment Partners, LLC revised Code of Ethics

EX-99.B(p)(7)     Frost Investment Advisors, LLC Code of Ethics, as revised April 22,
                  2013

EX-99.B(p)(11)    Luther King Capital Management Corporation Code of Ethics, as
                  revised October 1, 2012

EX-99.B(q)        Powers of Attorney, dated May 15, 2013, for Ms. Betty L. Krikorian and Messrs. Robert A. Nesher, Michael Lawson, William M. Doran,
                  John K. Darr, George J. Sullivan, Jr., Charles E. Carlbom, James M.
                  Storey, Michael Beattie, Mitchell A. Johnson, Bruce R. Speca and
                  Joseph T. Grause, Jr.
